Filed Pursuant to Rule 497
File No. 333-208637

The information in this preliminary prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This preliminary prospectus supplement and the accompanying prospectus are not an offer to sell and are not soliciting offers to buy these securities in any state where such offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED SEPTEMBER 19, 2017

Preliminary Prospectus Supplement

(To Prospectus Dated February 6, 2017)

             Shares

    % Series 2024 Term Preferred Stock

Liquidation Preference $25 per Share

Gladstone Capital Corporation, or the Company, is an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. Generally, our investment objective is to generate current income by investing in debt securities of established businesses and provide our stockholders with long-term capital appreciation by investing in equity securities, generally in combination with the aforementioned debt securities.

We are offering                  shares of our     % Series 2024 term preferred stock, or the Series 2024 Term Preferred Stock. We will pay monthly dividends on the Series 2024 Term Preferred Stock at an annual rate of     % of the $25 liquidation preference per share, or $        per share of Series 2024 Term Preferred Stock per year, on the last business day of each month, commencing on                 , 2017.

We are required to redeem all of the outstanding shares of the Series 2024 Term Preferred Stock on                 , 2024 at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends and distributions, if any, up to, but excluding, the date of redemption. We will also be required to redeem all of the outstanding shares of the Series 2024 Term Preferred Stock at a redemption price equal to $25 per share, plus an amount equal to accumulated but unpaid dividends and distributions, if any, up to, but excluding, the date of redemption upon the occurrence of certain events that constitute a change of control of the Company. If we fail to maintain an asset coverage, as defined in the 1940 Act, of at least 200%, we will redeem a sufficient number of shares of our Series 2024 Term Preferred Stock or any other series of shares of preferred stock then-outstanding, collectively, the Term Preferred Stock, in an amount at least equal to the lesser of (1) the minimum number of shares of Term Preferred Stock necessary to cause us to meet our required asset coverage ratio (provided, however, that if there is no such minimum number of shares of Series 2024 Term Preferred Stock or other shares of Term Preferred Stock then-outstanding, the redemption or retirement of which would have such result, all Series 2024 Term Preferred Stock and other shares of Term Preferred Stock then outstanding shall be redeemed) and (2) the maximum number of shares of Term Preferred Stock that we can redeem out of cash legally available for such redemption in accordance with the TP Articles Supplementary, as defined below, and applicable law. Also, at our sole discretion, we may redeem such number of shares of Term Preferred Stock (including shares of Term Preferred Stock required to be redeemed) that will result in our having an asset coverage ratio of up to and including 240%. At any time after the close of business on                 , 2019, at our sole option, we may redeem the Series 2024 Term Preferred Stock at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to all unpaid dividends and distributions on the Series 2024 Term Preferred Stock accumulated to (but excluding) the date fixed for such redemption plus the optional redemption premium per share (if any) with respect to an optional redemption on the Series 2024 Term Preferred Stock that is effected on the date fixed for such redemption. We cannot effect any amendment, alteration or repeal of our obligation to redeem all of the shares of Series 2024 Term Preferred Stock on                 , 2024 without the prior unanimous vote or consent of the holders of Series 2024 Term Preferred Stock.

Each holder of our Series 2024 Term Preferred Stock (and any other outstanding Term Preferred Stock we have issued or may issue in the future) will be entitled to one vote for each share held by such holder on any matter submitted to a vote of our stockholders, and, except as described below, the holders of all of our outstanding Term Preferred Stock and common stock will vote together as a single class. The holders of the Series 2024 Term Preferred Stock (together with our outstanding 6.75% Series 2021 Term Preferred Stock, $0.001 par value per share, or the Series 2021 Term Preferred Stock, and any other Term Preferred Stock we may issue in the future), voting separately as a class, will elect at all times two of our directors and, upon our failure to pay dividends for at least two years or as otherwise entitled under the 1940 Act, will elect a majority of our directors. The Series 2024 Term Preferred Stock will rank equally in right of payment with all other shares of outstanding Term Preferred Stock that we have issued or may issue in the future and will rank senior in right of payment to all of our common stock.

We have applied to list the Series 2024 Term Preferred Stock on the NASDAQ Global Select Market, or NASDAQ, under the symbol “GLADN.” We expect the Series 2024 Term Preferred Stock to begin trading on NASDAQ within 30 days of the date of this prospectus supplement, though there can be no assurance trading will commence within this timeframe, or at all. Our common stock is traded on NASDAQ under the symbol “GLAD” and shares of our Series 2021 Term Preferred Stock are traded on NASDAQ under the symbol “GLADO.” On September 18, 2017, the last sale price of our common stock as reported on NASDAQ was $9.33 per share and the last reported price of our Series 2021 Term Preferred Stock was $25.50 per share. The Series 2024 Term Preferred Stock has no trading history and will not be convertible into our common stock or any other security of our company.

The securities in which we invest generally would be rated below investment grade if they were rated by rating agencies. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

Investing in our securities involves risks. You could lose some or all of your investment. You should carefully consider each of the factors described under “Risk Factors” beginning on page S-12 of this prospectus supplement and beginning on page 12 of the accompanying prospectus before you invest in the Series 2024 Term Preferred Stock.

This prospectus supplement and the accompanying prospectus contain important information you should know before investing in our common stock, including information about risks. Please read it before you invest and retain it for future reference. Additional information about us, including our annual, quarterly and current reports, has been filed with the Securities and Exchange Commission, or the SEC, and can be accessed at its website at www.sec.gov. This information is also available free of charge by calling us collect at (703) 287-5893 or on our corporate website located at www.gladstonecapital.com. You may also call us collect at this number to request other information or to make a shareholder inquiry. See “Where You Can Find More Information” on page S-71 of this prospectus supplement.

The SEC has not approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(2)
Public offering price	$	$
Sales load (underwriting discounts and commissions)	$	$
Proceeds, before expenses, to us(1)	$	$

(1)	Total expenses of the offering payable by us, excluding underwriting discounts and commissions, are estimated to be $ .
(2)	We have granted the underwriters a 30-day option to purchase up to an additional shares of Series 2024 Term Preferred Stock from us on the same terms and conditions set forth above solely to cover over-allotments, if any. If such option is exercised in full, the total public offering price will be $ , the total underwriting discounts and commissions will be $ and total proceeds, before expenses, to us would be $ . See “Underwriting” on page S-66 of this prospectus supplement.

The underwriters expect to deliver the Series 2024 Term Preferred Stock on or about                 , 2017.

Janney Montgomery Scott	Ladenburg Thalmann

FBR

a B. Riley Financial Company

BB&T Capital Markets	J.J.B. Hilliard, W.L. Lyons, LLC	Wedbush Securities	William Blair

Prospectus Supplement dated                 , 2017

ABOUT THE PROSPECTUS SUPPLEMENT

This prospectus supplement, together with the accompanying prospectus, sets forth the information that you should know before investing. You should read the prospectus supplement and accompanying prospectus, which contain important information, before deciding whether to invest in the Series 2024 Term Preferred Stock.

You may request a free copy of this prospectus supplement, the accompanying prospectus, our annual reports to stockholders and other information about us, and make stockholder inquiries by calling (866) 366-5745 or by writing to us at 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102, or from our website at www.gladstonecapital.com. The information contained in, or that can be accessed through, our website is not part of this prospectus supplement or the accompanying prospectus. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. We also furnish to our stockholders annual reports, which include annual financial information that has been examined and reported on, with an opinion expressed, by our independent registered public accounting firm.

This prospectus supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying prospectus. The accompanying prospectus gives more general information, some of which may not apply to this offering. If the description of this offering varies between this prospectus supplement and the accompanying prospectus, you should rely on the information contained in this prospectus supplement.

The shares of Series 2024 Term Preferred Stock do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus in making an investment decision. We have not authorized any other person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell the Series 2024 Term Preferred Stock in any jurisdiction where such an offer or sale is not permitted. The information appearing in this prospectus supplement, the accompanying prospectus and any documents incorporated by reference herein or therein, is accurate only as of the respective dates of such information regardless of the time of delivery or any sale of the Series 2024 Term Preferred Stock. Our business, financial condition, results of operations and prospects may have changed since those dates.

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PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights some of the information included in the prospectus supplement and the accompanying prospectus. You should review the more detailed information contained elsewhere in this prospectus supplement and in the accompanying prospectus, including the Articles Supplementary Establishing and Fixing the Rights and Preferences of Term Preferred Shares of Gladstone Capital Corporation, effective October 31, 2011 (the “TP Articles Supplementary”) and Appendix A thereto, the Company’s Articles Supplementary Establishing and Fixing the Rights and Preferences of     % Series 2024 Term Preferred Stock and Exhibit A thereto (the “Series 2024 Term Preferred Stock Articles Supplementary,” together with the TP Articles Supplementary, the “Articles Supplementary”), the form of which is attached to this prospectus supplement, and especially the information set forth under the heading “Risk Factors” prior to making an investment in the Series 2024 Term Preferred Stock. In this prospectus supplement and the accompanying prospectus, except where the context suggests otherwise, the “Company,” “we,” us” or “our” refers to Gladstone Capital Corporation; “Adviser” refers to Gladstone Management Corporation; “Administrator” refers to Gladstone Administration, LLC; and “Gladstone Companies” refers to our Adviser and its affiliated companies. Capitalized terms used but not defined in this prospectus supplement or accompanying prospectus have the meanings given to such terms in the Articles Supplementary. Unless otherwise stated, the information in this prospectus supplement and the accompanying prospectus does not take into account the possible exercise by the underwriters of their over-allotment option.

Gladstone Capital Corporation

Gladstone Capital Corporation was incorporated under the Maryland General Corporation Law on May 30, 2001. We operate as an externally managed, closed-end, non-diversified management investment company and have elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for federal income tax purposes we have elected to be treated as a registered investment company (“RIC”) under Subchapter M of the Internal Revenue Code, as amended (the “Code”). As a BDC and a RIC, we are subject to certain constraints, including limitations imposed by the 1940 Act and the Code.

As of June 30, 2017, our portfolio consisted of loans to 47 portfolio companies in 23 states in 22 different industries with an aggregate fair value of $345.5 million. From our initial public offering of common stock in August 2001 and through August 31, 2017, we have made 175 consecutive monthly or quarterly distributions on our common stock. Through August 31, 2017, we have made 40 consecutive monthly distributions on shares of our 6.75% Series 2021 Term Preferred Stock, par value $0.001 per share, (the “Series 2021 Term Preferred Stock”). In each of June, July and August 2017, our monthly common stock distributions per share were $0.07 and our monthly distributions per share for the Series 2021 Term Preferred Stock were $0.140625.

As of June 30, 2017, we had outstanding 25,880,466 shares of common stock, par value $0.001 per share, and 2,440,000 shares of Series 2021 Term Preferred Stock.

Our principal executive offices are located at 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102, and our telephone number is (703) 287-5800. Our corporate website is located at www.GladstoneCapital.com. Information that is contained in, or can be accessed from, our website is not incorporated into and is not a part of this prospectus supplement or the accompanying prospectus.

Investment Objectives and Strategy

We were established for the purpose of investing in debt and equity securities of established private businesses operating in the U.S. Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our investment objectives, our investment strategy is to invest in several categories of debt and equity securities, with each investment generally ranging from $8 million to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We expect that our investment portfolio over time will consist of approximately 90.0% debt investments and 10.0% equity investments, at cost. As of June 30, 2017, our investment portfolio was made up of approximately 90.9% debt investments and 9.1% equity investments, at cost.

We focus on investing in lower middle market companies (which we generally define as companies with annual earnings before interest, taxes, depreciation and amortization of $3 million to $15 million) in the U.S. that meet certain criteria, including, but not limited to, the following: the sustainability of the business’ free cash flow and its ability to grow it over time, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the borrower, reasonable capitalization of the borrower, including an ample equity contribution or cushion based on prevailing enterprise valuation multiples and, to a lesser extent, the potential to realize appreciation and gain liquidity in our equity position, if any. We lend to borrowers that need funds for growth capital or to finance acquisitions or recapitalize or refinance their existing debt facilities. We seek to avoid investing in high-risk, early-stage enterprises. Our targeted portfolio companies are generally considered too small for the larger capital marketplace. We invest by ourselves or jointly with other funds and/or management of the portfolio company, depending on the opportunity, and have opportunistically made several co-investments with our affiliate, Gladstone Investment Corporation, a BDC also managed by our Adviser, pursuant to an exemptive order granted by the Securities and Exchange Commission, or the SEC, to permit us greater flexibility to co-invest with certain of our affiliates. We believe this ability to co-invest will continue to enhance our ability to further our investment objectives and strategies. If we are participating in an investment with one or more co-investors, our investment is likely to be smaller than if we were investing alone.

We expect that our target portfolio over time will primarily include the following four categories of investments in private U.S. companies:

•	Senior Debt Securities: We seek to invest a portion of our assets in senior secured debt securities also known as senior loans, secured first lien loans, lines of credit and senior notes. Using its assets as collateral, the borrower typically uses senior debt to cover a substantial portion of the funding needs of its business. The senior secured debt security usually takes the form of first priority liens on all, or substantially all, of the assets of the business. Senior secured debt securities may include investments sourced from the syndicated loan market.

•	Senior Secured Subordinated Debt Securities: We seek to invest a portion of our assets in secured second lien debt securities, also known as senior subordinated loans and senior subordinated notes. These secured second lien debts rank junior to the borrowers’ senior debt and may be secured by a first priority lien on a portion of the assets of the business and may be designated as second lien notes (including our participation and investment in syndicated second lien loans). Additionally, we may receive other yield enhancements, such as success fees, in connection with these senior secured subordinated debt securities.

•	Junior Subordinated Debt Securities: We seek to invest a portion of our assets in junior subordinated debt securities, also known as subordinated loans, subordinated notes and mezzanine loans. These junior subordinated debts may be secured by certain assets of the borrower or unsecured loans. Additionally, we may receive other yield enhancements in addition to or in lieu of success fees, such as warrants to buy common and preferred stock or limited liability interests in connection with these junior subordinated debt securities.

•	Preferred and Common Equity/Equivalents: In some cases we will purchase equity securities which consist of preferred and common equity or limited liability company interests, or warrants or options to acquire such securities, and are in combination with our debt investment in a business. Additionally, we may receive equity investments derived from restructurings on some of our existing debt investments. In some cases, we will own a significant portion of the equity and we may have voting control of the businesses in which we invest.

Additionally, pursuant to the 1940 Act, we must maintain at least 70.0% of our total assets in qualifying assets, which generally include each of the investment types listed above. Therefore, the 1940 Act permits us to invest up to 30.0% of our assets in other non-qualifying assets. See “Regulation as a Business Development Company—Qualifying Assets” in the accompanying prospectus for a discussion of the types of qualifying assets in which we may invest under Section 55(a) of the 1940 Act.

Because the majority of the loans in our portfolio consist of term debt in private companies that typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most, if not all, of the debt securities we acquire will be unrated. Investors should assume that these loans would be rated below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered higher risk, as compared to investment-grade debt instruments. In addition, many of the debt securities we hold typically do not amortize prior to maturity.

Our Investment Adviser and Administrator

We are externally managed by the Adviser under an investment advisory and management agreement, or the Advisory Agreement. The Administrator, an affiliate of the Adviser, provides administrative services to us pursuant to a contractual agreement, or the Administration Agreement. Each of the Adviser and Administrator are privately-held companies that are indirectly owned and controlled by David Gladstone, our chairman and chief executive officer. Mr. Gladstone and Terry Brubaker, our vice chairman and chief operating officer, also serve on the board of directors of the Adviser, the board of managers of the Administrator, and serve as executive officers of the Adviser and the Administrator. The Administrator employs, among others, our chief financial officer and treasurer, chief valuation officer, chief compliance officer, general counsel and secretary (who also serves as the president of the Administrator) and their respective staffs. The Adviser and Administrator have extensive experience in our lines of business and also provide investment advisory and administrative services, respectively, to our affiliates, including Gladstone Commercial Corporation, a publicly-traded real estate investment trust; Gladstone Investment Corporation, a publicly-traded BDC and RIC; and Gladstone Land Corporation, a publicly-traded real estate investment trust. In the future, the Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds and companies, both public and private.

The Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Administrator was organized as a limited liability company under the laws of the State of Delaware on March 18, 2005. The Adviser and Administrator are headquartered in McLean, Virginia, a suburb of Washington, D.C. The Adviser also has offices in other states. We have been externally managed by the Adviser pursuant to the Advisory Agreement since October 1, 2004 pursuant to which we pay the Adviser a base management fee and an incentive fee for its services.

Recent Developments

Charter Amendment

At a special meeting held on August 29, 2017, our Board of Directors approved the reclassification and designation of 1,440,000 shares of authorized and unissued common stock as shares of Term Preferred Stock (as defined below), par value $0.001 per share, to be issued in one or more series. The Articles Supplementary reflecting such reclassification was filed with the Maryland Department of Assessments and Taxation on September 18, 2017.

Credit Facility Amendment No. 3

On August 24, 2017 we, through our wholly-owned subsidiary Gladstone Business Loan, LLC (“Business Loan”), entered into Amendment No. 3 (the “Amendment”) to our $170 million revolving credit facility (the “Credit Facility”) with KeyBank National Association, as administrative agent, swingline lender, managing agent and lead arranger, the Adviser, as servicer, and certain other lenders party thereto.

Primarily, the Amendment adjusted the calculation of the borrowing base of the Credit Facility and clarified the application of excess concentrations. The Amendment also, among other items, increases the excess concentration limits for paid-in-kind (“PIK”) loans and updated the commitment amounts for the lenders. As of August 23, 2017, prior to the closing of the Amendment, $76.5 million of borrowings were outstanding under the Credit Facility.

Portfolio Activity

In August 2017, we invested $12.5 million in El Academies, Inc. through secured first lien debt and equity.

In July 2017, our loan to SourceHOV, LLC was paid off for net proceeds of $4.8 million, resulting in a realized loss of $0.2 million.

Distributions and Dividends

On July 11, 2017, our Board of Directors declared the following monthly distributions to common stockholders and monthly dividends to preferred stockholders:

Record Date	Payment Date	Distribution per Common Share	Dividend per share of Series 2021 Term Preferred Stock
July 21, 2017	July 31, 2017	$0.07	$0.140625
August 21, 2017	August 31, 2017	0.07	0.140625
September 20, 2017	September 29, 2017	0.07	0.140625

Total for the Quarter:		$0.21	$0.421875

Advisory Agreement Renewal

On July 11, 2017, our Board of Directors, including a majority of the directors who are not parties to the Advisory Agreement or interested persons of such party, unanimously approved the annual renewal of the Advisory Agreement through August 31, 2018. Mr. Gladstone, our chairman and chief executive officer, controls the Adviser. In reaching a decision to approve the Advisory Agreement, our Board of Directors reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by the Adviser;

•	our investment performance and that of the Adviser;

•	the costs of the services to be provided and profits to be realized by the Adviser from the relationship with us;

•	the fee structures of comparable externally managed business development companies that engage in similar investing activities; and

•	various other matters.

Based on the information reviewed and the considerations detailed above, our Board of Directors, including all of the directors who are not “interested persons” as that term is defined in the 1940 Act, concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the Advisory Agreement, as being in the best interests of our stockholders.

THE OFFERING

The following is a brief summary of some of the terms of this offering. For a more complete description of the rights, preferences and other terms of the Series 2024 Term Preferred Stock, see “Description of the Series 2024 Term Preferred Stock” in this prospectus supplement and the Articles Supplementary.

Issuer	Gladstone Capital Corporation

Securities Offered	shares of % Series 2024 Term Preferred Stock ( shares if the underwriters exercise their over-allotment option in full).

Listing	We have applied to list the Series 2024 Term Preferred Stock on the NASDAQ Global Select Market (“NASDAQ”) under the symbol “GLADN.” Trading on the Series 2024 Term Preferred Stock is expected to begin within 30 days of the date of this prospectus supplement, though there can be no assurance that trading will commence within this period, or at all. Prior to the expected commencement of trading on NASDAQ, the underwriters may make a market in the Series 2024 Term Preferred Stock, but they are not obligated to do so and may discontinue any market-making at any time without notice.

Liquidation Preference	$25 per share. In the event of any liquidation, dissolution or winding up of our affairs, holders of the Series 2024 Term Preferred Stock will be entitled to receive a liquidation distribution per share equal to $25 per share (which we refer to in this prospectus supplement as the Liquidation Preference), plus an amount equal to all unpaid dividends and distributions accumulated up to (but excluding) the date fixed for distribution or payment, whether or not earned or declared by us, but excluding interest thereon. See “Description of the Series 2024 Term Preferred Stock—Liquidation Rights.”

Dividends	The Series 2024 Term Preferred Stock will pay a monthly dividend at a fixed annual rate of % of the Liquidation Preference, or $ per share per year, which we refer to as the Fixed Dividend Rate. The Fixed Dividend Rate is subject to adjustment under certain circumstances, but will not in any case be lower than $ per share per year.

Cumulative cash dividends or distributions on the Series 2024 Term Preferred Stock will be payable monthly, when, as and if declared, or under authority granted, by our Board of Directors out of funds legally available for such payment. The first dividend period for the Series 2024 Term Preferred Stock will commence on the initial issuance date of such shares upon the closing of this offering, which we refer to as the Date of Original Issue, and will end on , 2017.

Ranking

The shares of Series 2024 Term Preferred Stock are senior securities that constitute capital stock of the Company. The Series 2024 Term Preferred Stock ranks:

•   senior to the common stock in priority of payment of dividends and as to the distribution of assets upon dissolution, liquidation or the winding-up of our affairs;

•   equal in priority with our Series 2021 Term Preferred Stock and all other future Term Preferred Shares we may issue (as such term is defined in the TP Articles Supplementary) (collectively, the “Term Preferred Stock”), as to priority of payment of dividends and as to distributions of assets upon dissolution, liquidation or the winding-up of our affairs; and

•   effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under our Credit Facility.

We may issue additional shares of Term Preferred Stock, but pursuant to the 1940 Act, we may not issue additional classes of capital stock that rank senior or junior to the Series 2024 Term Preferred Stock (other than classes of common stock) as to priority of payment of dividends and as to distribution of assets. We may, however, borrow funds from banks and other lenders so long as the ratio of (1) the value of total assets less the total borrowed amounts to (2) the sum of all senior securities representing indebtedness and the number of shares of outstanding Series 2024 Term Preferred Stock and Series 2021 Term Preferred Stock (and any other classes of Term Preferred Stock) multiplied by $25 per share, is not less than 200%.

Mandatory Term Redemption	We are required to redeem all outstanding Series 2024 Term Preferred Stock on , 2024 (the “Term Redemption Date”) at a redemption price equal to the Liquidation Preference plus an amount equal to all unpaid dividends and distributions on such shares (whether or not earned or declared, but excluding interest thereon) up to

(but excluding) the Term Redemption Date (the “Term Redemption Price”). If we fail to redeem the Series 2024 Term Preferred Stock pursuant to the mandatory redemption required on , 2024, or in any other circumstance in which we are required to redeem the Series 2024 Term Preferred Stock, then the Fixed Dividend Rate will increase by four percent (4.00%) per annum for so long as such failure continues. We cannot effect any amendment, alteration or repeal of our obligation to redeem all of the Series 2024 Term Preferred Stock on , 2024 without the prior unanimous vote or consent of holders of the Series 2024 Term Preferred Stock. See “Description of the Series 2024 Term Preferred Stock—Redemption” and “—Voting Rights.”

Mandatory Redemption for Asset Coverage	If we fail to maintain an Asset Coverage ratio (as defined below) of at least 200% as of the close of business on any Business Day, as defined in the Articles Supplementary, on which Asset Coverage is required to be calculated, and such failure is not cured by the date that is 30 days following the date of filing of our SEC Report with respect to such date on which Asset Coverage is required to be calculated (referred to in this prospectus supplement as an Asset Coverage Cure Date), then we are required to redeem, within 90 calendar days of the Asset Coverage Cure Date, shares of Term Preferred Stock equal to the lesser of (1) the minimum number of shares of Term Preferred Stock that will result in our having an Asset Coverage ratio of at least 200% and (2) the maximum number of shares of Term Preferred Stock that can be redeemed out of funds legally available for such redemption. Also, at our sole discretion, we may redeem such number of shares of Term Preferred Stock (including shares of Term Preferred Stock required to be redeemed) that will result in our having an Asset Coverage ratio of up to and including 240%. The Term Preferred Stock to be redeemed may include, at our sole option, any number or proportion of the Series 2024 Term Preferred Stock and other series of Term Preferred Stock, including the Series 2021 Term Preferred Stock. If shares of the Series 2024 Term Preferred Stock are to be redeemed in such an event, they will be redeemed at a redemption price equal to their Liquidation Preference per share plus an amount equal to all unpaid dividends and distributions on such shares (whether or not declared, but excluding interest thereon) accumulated to (but excluding) the date fixed for such redemption.

“Asset Coverage” for purposes of our Term Preferred Stock is a ratio calculated under Sections 18(h) and 61 of the 1940 Act, as in effect on the date of the Articles Supplementary, and is determined on the basis of values calculated as of a time within two days preceding each determination (excluding Sundays and holidays). We estimate that, on the Date of Original Issue, our Asset Coverage, based on the composition and value of our portfolio as of June 30, 2017, and after giving effect to (1) the issuance of shares of Series 2024 Term Preferred Stock offered in this offering; (2) redeeming all Series 2021 Term Preferred Stock upon completion of this offering; and (3) the payment of underwriting discounts and commissions of $ and estimated related offering costs payable by us of $ , will be %. Our net investment income coverage, which is calculated by dividing our net investment income by the amount of distributions to holders of our common stock, was approximately 100.0% for the twelve months ended September 30, 2016 and approximately 100.0% for the nine months ended June 30, 2017. Net investment income coverage has varied each year since our inception, and there is no assurance that historical coverage levels will be maintained. See “Description of the Series 2024 Term Preferred Stock—Asset Coverage.”

Optional Redemption	At any time after the close of business on , 2019 (any such date, an “Optional Redemption Date”), at our sole option, we may redeem the Series 2024 Term Preferred Stock in whole or from time to time, in part, out of funds legally available for such redemption, at a price per share equal to the sum of the Liquidation Preference all unpaid dividends and distributions on the Series 2024 Term Preferred Stock accumulated to (but excluding) the Optional Redemption Date plus the optional redemption premium per share (if any) with respect to an optional redemption on the Series 2024 Term Preferred Stock that is effected on the Optional Redemption Date. See “Description of the Series 2024 Term Preferred Stock—Redemption—Optional Redemption.”

Change of Control Redemption	If a Change of Control Triggering Event occurs, unless we have exercised our option to redeem the Series 2024 Term Preferred Stock, we will be required to redeem all of the outstanding Series 2024 Term Preferred Stock at the Liquidation Preference, plus an amount equal to all unpaid dividends on such shares (whether or not earned or declared, but excluding interest thereon) accumulated to (but excluding) the date fixed for such redemption. See “Description of the Series 2024 Term Preferred Stock” for a definition of Change of Control Triggering Event and additional information concerning the redemption of the Series 2024 Term Preferred Stock in connection with such events.

Voting Rights	Except as otherwise provided in our charter or as otherwise required by law, (1) each holder of Term Preferred Stock (including the Series 2024 Term Preferred Stock) will be entitled to one vote for each share of Term Preferred Stock held by such holder on each matter submitted to a vote of our stockholders and (2) the holders of all outstanding Term Preferred Stock and common stock will vote together as a single class; provided, however, that holders of outstanding Term Preferred Stock, voting separately as a class, will elect at all times two of our directors and will be entitled to elect a majority of our directors if we fail to pay dividends on any outstanding shares of Term Preferred Stock in an amount equal to two full years of dividends and continuing until we correct that failure. Holders of Term Preferred Stock will also vote separately as a class on any matter that materially and adversely affects any preference, right or power of the Term Preferred Stock or the holders thereof. See “Description of the Series 2024 Term Preferred Stock—Voting Rights.”

Conversion Rights	The Series 2024 Term Preferred Stock will have no conversion rights.

Use of Proceeds	We intend to use the net proceeds from this offering (after the payment of underwriting discounts and commissions of $ and estimated expenses of the offering of approximately $ ) plus borrowings under our Credit Facility to redeem all outstanding Series 2021 Term Preferred Stock at an aggregate redemption price of $61.0 million, plus accrued but unpaid dividends as further described in this prospectus supplement. See “Use of Proceeds.”

U.S. Federal Income Taxes

Prospective investors are urged to consult their own tax advisors regarding these matters in light of their personal investment circumstances.

We have elected to be treated, and intend to continue to so qualify each year, as a RIC under Subchapter M of the Code, and we generally do not expect to be subject to U.S. federal income tax.

The dividends on the Series 2024 Term Preferred Stock generally will not qualify for the dividends received deduction or for taxation as qualified dividend income.

Risk Factors	Investing in the Series 2024 Term Preferred Stock involves risks. You should carefully consider the information set forth in the sections of this prospectus supplement and the accompanying prospectus entitled “Risk Factors” before deciding whether to invest in our Series 2024 Term Preferred Stock. See “Risk Factors” beginning on page S-12 of this prospectus supplement and page 12 of the accompanying prospectus.

Information Rights	During any period in which we are not subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any shares of Series 2024 Term Preferred Stock are outstanding, we will provide holders of Series 2024 Term Preferred Stock, without cost, copies of the annual reports on Form 10-K and quarterly reports on Form 10-Q that we would have been required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act if we were subject to such provisions or, alternatively, we will voluntarily file reports on Form 10-K and Form 10-Q as if we were subject to Section 13 or 15(d) of the Exchange Act.

Redemption and Paying Agent	Pursuant to the Transfer Agency and Service Agreement with Computershare, Inc., which we refer to as the Redemption and Paying Agent in this prospectus supplement, the Redemption and Paying Agent will serve as transfer agent and registrar, dividend disbursing agent and redemption and paying agent with respect to the Series 2024 Term Preferred Stock.

RISK FACTORS

You should carefully consider the risks described below, and the risks described in “Risk Factors” beginning on page 12 of the accompanying prospectus, before deciding to invest in the Series 2024 Term Preferred Stock. The risks and uncertainties described below and in the accompanying prospectus are not the only ones we face. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance and the value of the Series 2024 Term Preferred Stock. If any of the following risks or the risks described in the accompanying prospectus actually occur, our business, financial condition or results of operations could be materially adversely affected, and the value of the Series 2024 Term Preferred Stock may be impaired. If that happens, the trading price of the Series 2024 Term Preferred Stock could decline, and you may lose all or part of your investment.

Risks of Investing in Term Preferred Stock

We may be unable to use the net proceeds from this offering to redeem the Series 2021 Term Preferred Stock within the time period that we anticipate or at all, which could adversely affect our financial condition and results of operations and increase the likelihood of our failing to meet the asset coverage requirements of the 1940 Act.

We intend to use the net proceeds from this offering plus borrowings under our Credit Facility to redeem all outstanding shares of our Series 2021 Term Preferred Stock. We anticipate that substantially all of the net proceeds of this offering will be utilized in this manner within three months of the completion of this offering. However, we cannot assure you that we will be able to redeem the Series 2021 Term Preferred Stock within this time period or at all. Any delay or failure to use the net proceeds from this offering to redeem the Series 2021 Term Preferred Stock could adversely affect our financial condition and results of operations and increase the likelihood of our failing to meet the asset coverage requirements of the 1940 Act, as described below under “—Our amount of senior securities outstanding will increase as a result of this offering, which could adversely affect our business, financial condition and results of operations, our ability to meet our payment obligations under the Credit Facility and our ability to meet the asset coverage requirements of the 1940 Act.”

An investment in term preferred stock with a fixed interest rate bears interest rate risk.

Term preferred stock, in general, pays dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes in market yields. The market yields on securities comparable to the Series 2024 Term Preferred Stock may increase, which would likely result in a decline in the secondary market price of the Series 2024 Term Preferred Stock prior to the Term Redemption Date. This risk may be even more significant in light of low currently prevailing market interest rates. For additional information concerning dividends on the Series 2024 Term Preferred Stock, see “Description of the Series 2024 Term Preferred Stock—Dividends and Dividend Periods.”

There is no guarantee that the Series 2024 Term Preferred Stock will be approved for listing on NASDAQ, there may be no initial secondary trading market due to delayed listing, and even after listing a liquid secondary trading market may not develop.

We have applied to list the Series 2024 Term Preferred Stock on NASDAQ, and we do not know when the Series 2024 Term Preferred Stock will be approved for listing, if at all. If approved, we expect the Series 2024 Term Preferred Stock to begin trading on NASDAQ within 30 days of the date of this prospectus supplement, though there can be no assurance that the Series 2024 Term Preferred Stock will begin trading within this period, or at all. During the time the Series 2024 Term Preferred Stock is not listed on NASDAQ, the underwriters may make a market in the Series 2024 Term Preferred Stock, but they are not obligated to do so and may discontinue any market-making at any time without notice. Consequently, an investment in the Series 2024 Term Preferred Stock during this period may be illiquid, and holders of such shares may not be able to sell them during that period as it is unlikely that an active secondary market for the Series 2024 Term Preferred Stock will develop. If a secondary market does develop during this period, holders of the Series 2024 Term Preferred Stock may be able to sell such shares only at substantial discounts from the Liquidation Preference. We cannot accurately predict the trading patterns of the Series 2024 Term Preferred Stock, including the effective costs of trading the stock. Even if our Series 2024 Term Preferred Stock begins trading on NASDAQ, there is also a risk that such shares may be thinly traded, and the market for such shares may be relatively illiquid compared to the market for other types of securities, with the spread between the bid and asked prices considerably greater than the spreads of other securities with comparable terms and features. If an active trading market does develop, the Series 2024 Term Preferred Stock may trade at prices lower than the initial offering price. The trading price of the Series 2024 Term Preferred Stock would depend on many factors, including:

•	prevailing interest rates;

•	the market for similar securities;

•	general economic and financial market conditions;

•	our issuance of debt or preferred equity securities; and

•	our financial condition, results of operations and prospects.

The Series 2024 Term Preferred Stock will not be rated.

We do not intend to have the Series 2024 Term Preferred Stock rated by any rating agency. Unrated securities usually trade at a discount to similar, rated securities. As a result, there is a risk that the Series 2024 Term Preferred Stock may trade at a price that is lower than they might otherwise trade if rated by a rating agency.

The Series 2024 Term Preferred Stock will bear a risk of early redemption by us.

We may voluntarily redeem some or all of the Series 2024 Term Preferred Stock on or after                 , 2019, which is five years prior to its mandatory redemption date of                 , 2024. We also may be forced to redeem some or all of the Series 2024 Term Preferred Stock to meet regulatory requirements and the Asset Coverage requirements of such shares. We are also required to redeem all of the Series 2024 Term Preferred Stock upon a Change of Control Triggering Event. Any such redemption may occur at a time that is unfavorable to holders of the Series 2024 Term Preferred Stock. We may have an incentive to redeem the Series 2024 Term Preferred Stock voluntarily before the Term Redemption Date if market conditions allow us to issue other Term Preferred Stock or debt securities at a rate that is lower than the Fixed Dividend Rate on the Series 2024 Term Preferred Stock. For further information regarding our ability to redeem the Series 2024 Term Preferred Stock, see “Description of the Series 2024 Term Preferred Stock—Redemption” and “—Asset Coverage.”

Claims of holders of the Series 2024 Term Preferred Stock will be subject to a risk of subordination relative to holders of our debt instruments.

Rights of holders of the Series 2024 Term Preferred Stock will be subordinated to the rights of holders of our current and any future indebtedness. Even though the Series 2024 Term Preferred Stock will be classified as a liability for purposes of accounting principles generally accepted in the U.S. (“GAAP”) and considered senior securities under the 1940 Act, the shares of Series 2024 Term Preferred Stock are not debt instruments. Therefore, dividends, distributions and other payments to holders of the Series 2024 Term Preferred Stock in liquidation or otherwise may be subject to prior payments due to the holders of our indebtedness. In addition, under some circumstances the 1940 Act may provide debt holders with voting rights that are superior to the voting rights of holders of the Series 2024 Term Preferred Stock.

We are subject to risks related to a general credit crisis and related liquidity risks.

General market uncertainty and extraordinary conditions in the credit markets may impact the liquidity of our investment portfolio. In turn, during extraordinary circumstances, this uncertainty could impact our distributions and/or ability to redeem the Series 2024 Term Preferred Stock in accordance with its terms. Further, there may be market imbalances of sellers and buyers of Series 2024 Term Preferred Stock during periods of extreme illiquidity and volatility in the credit markets. Such market conditions may lead to periods of thin trading in any secondary market for the Series 2024 Term Preferred Stock and may make valuation of the Series 2024 Term Preferred Stock uncertain. As a result, the spread between bid and ask prices is likely to increase significantly such that a holder of shares of the Series 2024 Term Preferred Stock may have difficulty selling his or her shares. Less liquid and more volatile trading environments could also result in sudden and significant valuation declines in the Series 2024 Term Preferred Stock.

Holders of the Series 2024 Term Preferred Stock will be subject to inflation risk.

Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted, or “real,” value of an investment in the Series 2024 Term Preferred Stock or the income from that investment will be worth less in the future. As inflation occurs, the real value of the shares of Series 2024 Term Preferred Stock and dividends payable on such shares may decline.

Holders of the Series 2024 Term Preferred Stock will bear reinvestment risk.

Given the seven-year term and potential for early redemption of the Series 2024 Term Preferred Stock, holders of such shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of the Series 2024 Term Preferred Stock may be lower than the return previously obtained from the investment in such shares.

Holders of Series 2024 Term Preferred Stock will bear dividend risk.

We may be unable to pay dividends on the Series 2024 Term Preferred Stock under some circumstances. The terms of our indebtedness, including the Credit Facility, preclude the payment of dividends in respect of equity securities, including the Series 2024 Term Preferred Stock, under certain conditions. See “Liquidity and Capital Resources—Revolving Credit Facility.”

Our amount of senior securities outstanding will increase as a result of this offering, which could adversely affect our business, financial condition and results of operations, our ability to meet our payment obligations under the Credit Facility and our ability to meet the asset coverage requirements of the 1940 Act.

As of June 30, 2017, we had $61.0 million outstanding of Series 2021 Term Preferred Stock and $82.2 million of borrowings outstanding under our Credit Facility. We intend to use the net proceeds from this offering plus borrowings under our Credit Facility to redeem all outstanding shares of our Series 2021 Term Preferred Stock. We anticipate that substantially all of the net proceeds of this offering will be utilized in this manner within three months of the completion of this offering. However, until such time as the outstanding shares of Series 2021 Term Preferred Stock have been redeemed using the proceeds of this offering (and, to the extent that the aggregate amount of Series 2024 Term Preferred Stock issued in this offering exceeds the aggregate amount of Series 2021 Term Preferred Stock currently outstanding, following such redemption of the Series 2021 Term Preferred Stock), our amount of senior securities outstanding will increase as a result of this offering.

The issuance of additional senior securities could have significant consequences on our future operations, including:

•	making it more difficult for us to meet our payment and other financial obligations under our Credit Facility;

•	resulting in an event of default if we fail to comply with the financial and other restrictive covenants contained in our Credit Facility, which event of default could result in all amounts outstanding under our Credit Facility becoming immediately due and payable;

•	reducing the availability of our cash flow to fund investments and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;

•	limiting our flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy; and

•	increasing the likelihood of our failing to meet the asset coverage requirements of the 1940 Act, as described below.

We face Asset Coverage risks in our investment activities.

The Asset Coverage ratio that we must maintain on our Term Preferred Stock, including the Series 2024 Term Preferred Stock, is based upon a calculation of the value of our portfolio holdings. A large percentage of our portfolio investments are, and we expect will continue to be, in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded is generally not readily determinable. Our Board of Directors has established an investment valuation policy and consistently applied valuation procedures to determine the fair value of these securities on a quarterly basis. The procedures for the determination of value of many of our debt securities rely on opinions of value submitted to us by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”), the use of internally developed discounted cash flow (“DCF”), methodologies, or internal methodologies based on the total enterprise value (“TEV”), of the issuer, which we use for certain of our equity investments. SPSE will only evaluate the debt portion of investments for which we specifically request an evaluation, and SPSE may decline to provide requested evaluations for any reason in its sole discretion.

A portion of our assets are, and will continue to be, comprised of equity securities that are valued based on internal assessments using valuation methods approved by our Board of Directors, without the input of SPSE or any other third-party evaluator. While we believe that our equity valuation methods reflect those regularly used as standards by other professionals in our industry who value equity securities, the determination of fair value for securities that are not publicly traded necessarily involves an exercise of subjective judgment, whether or not we obtain the recommendations of an independent third-party evaluator.

Our use of these fair value methods is inherently subjective and is based on estimates and assumptions regarding each security. In the event that we are required to sell a security, we may ultimately sell for an amount materially less than the estimated fair value calculated by us or SPSE, or determined using TEV or the DCF methodology. As a result, a risk exists that the Asset Coverage attributable to the Term Preferred Stock, including the Series 2024 Term Preferred Stock, may be materially lower than what is calculated based upon the fair valuation of our portfolio securities in accordance with our valuation policies. See “Risk Factors—Risks Related to Our Investments—Because the loans we make and equity securities we receive when we make loans are not publicly traded, there is uncertainty regarding the value of our privately held securities that could adversely affect our determination of our net asset value (“NAV”)” on page 16 of the accompanying prospectus.

There is a risk of delay in our redemption of the Series 2024 Term Preferred Stock, and we may fail to redeem such securities as required by their terms.

We will generally make investments in private companies whose securities are not traded in any public market. Substantially all of the investments we presently hold and the investments we expect to acquire in the future are, and will be, subject to legal and other restrictions on resale and will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to obtain cash equal to the value at which we record our investments quickly if a need arises. If we are unable to obtain sufficient liquidity prior to the Term Redemption Date or a Change of Control Triggering Event, we may be forced to engage in a partial redemption or to delay a required redemption. If such a partial redemption or delay were to occur, the market price of the Series 2024 Term Preferred Stock might be adversely affected.

We finance our investments with borrowed money and senior securities, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns on our portfolio, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)
	(10)%	(5)%	0.0%	5%	10%

Corresponding return to common stockholder(A)	%	%	%	%	%

(A)	The hypothetical return to common stockholders is calculated by multiplying our total assets as of June 30, 2017 by the assumed rates of return and subtracting all interest accrued on our debt as of June 30, 2017, adjusted for the assumed dividends declared on the shares of Series 2024 Term Preferred Stock to be issued in this offering (and assuming the Series 2021 Term Preferred Stock are redeemed in full); and then dividing the resulting difference by our total assets attributable to common stock. This calculation is based on $361.3 million in total assets, $82.2 million in debt outstanding at cost and $217.0 million in net assets as of June 30, 2017.

Based on (i) our outstanding indebtedness of $82.2 million at cost as of June 30, 2017 and (ii) an effective annual interest rate of 4.5% on such indebtedness as of that date, our investment portfolio at fair value would have been required to experience an annual return of at least     % to cover annual interest payments on the outstanding indebtedness and dividends on the Series 2024 Term Preferred Stock to be issued in this offering (and assuming the Series 2021 Term Preferred Stock is redeemed in full).

Other Risks

In addition to regulatory limitations on our ability to raise capital, our Credit Facility contains various covenants which, if not complied with, could accelerate our repayment obligations under the facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions.

We will have a continuing need for capital to finance our investments. We are party to the Credit Facility, which provides us with a revolving credit line facility of $170.0 million, of which $82.2 million was drawn, at cost, as of June 30, 2017. The Credit Facility permits us to fund additional loans and investments as long as we are within the conditions set forth in the credit agreement. Our Credit Facility contains covenants that require Business Loan to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions) and restrict material changes to our credit and collection policies. The Credit Facility also limits payments of distributions to our stockholders on a fiscal year basis to the sum of our net investment income. Business Loan is also subject to certain limitations on the type of loan investments it can apply as collateral towards the borrowing base in order to receive additional borrowing availability under our Credit Facility, including restrictions on geographic concentrations, sector concentrations, loan size, interest rate type, payment frequency and status, average life and lien property. Our Credit Facility further requires Business Loan to comply with other financial and operational covenants, which obligate Business Loan to, among other things, maintain certain financial ratios, including asset and interest coverage, and a required minimum number of 20 obligors in the borrowing base. Additionally, we are subject to a covenant that requires us to maintain (i) a minimum net worth (defined in our Credit Facility to include our Term Preferred Stock) of $205.0 million plus 50.0% of all equity and subordinated debt raised after May 1, 2015, which equates to $225.0 million as of June 30, 2017, (ii) asset coverage with respect to “senior securities representing indebtedness” of at least 200.0%, in accordance with Sections 18 and 61 of the 1940 Act and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code. As of June 30, 2017, we were in compliance with all of our Credit Facility covenants; however, our continued compliance depends on many factors, some of which are beyond our control.

Given the continued uncertainty in the capital markets, the cumulative unrealized depreciation in our portfolio may increase in future periods and threaten our ability to comply with the minimum net worth covenant and other covenants under our Credit Facility. Our failure to satisfy these covenants could result in foreclosure by our lenders, which would accelerate our repayment obligations under the facility and thereby have a material adverse effect on our business, liquidity, financial condition, results of operations and ability to pay distributions to our stockholders.

We may authorize, establish, create, issue and sell shares of one or more series of a class of our senior securities while shares of Series 2024 Term Preferred Stock are outstanding without the vote or consent of the holders thereof.

While shares of Series 2024 Term Preferred Stock are outstanding, we may, without the vote or consent of the holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of our senior securities representing stock under Section 18, as modified by Section 61, of the 1940 Act, ranking on parity with the Series 2024 Term Preferred Stock as to payment of dividends and distribution of assets upon dissolution, liquidation or the winding up of our affairs, in addition to then outstanding shares of Series 2024 Term Preferred Stock, including additional series of Term Preferred Stock, and authorize, issue and sell additional shares of any such series of Term Preferred Stock then outstanding or so established and created, in each case in accordance with applicable law, provided that we will, immediately after giving effect to the issuance of such additional Term Preferred Stock and to our receipt and application of the proceeds thereof, including to the redemption of Term Preferred Stock with such proceeds, have Asset Coverage of at least 200%.

Any of the above-listed factors could have an adverse effect on our business, financial condition and results of operations and our ability to meet our payment obligations under the Credit Facility and monthly dividend obligations or redemption obligations with respect to our Term Preferred Stock.

Our ability to meet our payment and other obligations under the Credit Facility and monthly dividend obligations with respect to our Term Preferred Stock depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under the Credit Facility or otherwise, in an amount sufficient to enable us to meet these obligations and to fund other liquidity needs. If we are not able to generate sufficient cash flow to service our obligations, we may need to refinance or restructure our debt, sell assets, reduce or delay capital investments, or seek to raise additional capital. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Credit Facility or monthly dividend obligations with respect to our Term Preferred Stock.

In addition, we may issue debt securities, other evidences of indebtedness (including borrowings under the Credit Facility), senior securities representing indebtedness and senior securities that are stock up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us, as a BDC, to issue senior securities representing indebtedness and senior securities that are stock (such as our Term Preferred Stock), in amounts such that our asset coverage, in accordance with Sections 18 and 61 of the 1940 Act, is at least 200% immediately after each issuance of such senior security. Notwithstanding Section 18(e) of the 1940 Act, the issuance of additional senior securities in this offering may increase the likelihood of our failing to meet the asset coverage requirements of the 1940 Act, especially prior to any redemption of the Series 2024 Term Preferred Stock. Our ability to pay distributions, issue senior securities or repurchase shares of our Common Stock would be restricted if the asset coverage on each of our senior securities is not at least 200%. If the aggregate value of our assets declines, we might be unable to satisfy that 200% requirement. To satisfy the 200% asset coverage requirement in the event that we are seeking to pay a distribution, we might either have to (i) liquidate a portion of our loan portfolio to repay a portion of our indebtedness or (ii) issue Common Stock. This may occur at a time when a sale of a portfolio asset may be disadvantageous, or when we have limited access to capital markets on agreeable terms. In addition, any amounts that we use to service our indebtedness or for offering expenses will not be available for distributions to stockholders. Furthermore, if we have to issue common stock at a price below NAV per common share, upon obtaining the requisite stockholder and board approvals as we have done previously, any non-participating common stockholders will be subject to dilution.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements contained in this prospectus supplement or the accompanying prospectus, other than historical facts, may constitute “forward-looking statements.” These statements may relate to, among other things, our future operating results, our business prospects and the prospects of our portfolio companies, actual and potential conflicts of interest with our Adviser and its affiliates, the use of borrowed money to finance our investments, the adequacy of our financing sources and working capital, and our ability to co-invest, among other factors. In some cases, you can identify forward-looking statements by terminology such as “estimate,” “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: (1) the recurrence or impact of adverse events in the economy and the capital markets, including stock price volatility; (2) risks associated with negotiation and consummation of pending and future transactions; (3) the loss of one or more of our executive officers, in particular David Gladstone, Terry Lee Brubaker or Robert L. Marcotte; (4) changes in our investment objectives and strategy; (5) availability, terms (including the possibility of interest rate volatility) and deployment of capital; (6) changes in our industry, interest rates, exchange rates or the general economy; (7) the degree and nature of our competition; (8) our ability to maintain our qualification as a RIC and as business development company; and (9) those factors described in the “Risk Factors” section of this prospectus supplement and the accompanying prospectus.

We caution readers not to place undue reliance on any such forward-looking statements. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. We have based forward-looking statements on information available to us on the date of this report. Except as required by the federal securities laws, we undertake no obligation to publicly update or revise or any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus supplement or the accompanying prospectus. The forward-looking statements contained or incorporated by reference in this prospectus supplement and the accompanying prospectus are excluded from the safe harbor protection provided by the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).

USE OF PROCEEDS

We estimate that the net proceeds to us of this offering will be approximately $        , after deducting the payment of underwriting discounts and commissions of $        and estimated offering expenses of $        payable by us. We intend to use the net proceeds from this offering plus borrowings under our Credit Facility to redeem all outstanding shares of the Series 2021 Term Preferred Stock at an aggregate redemption price of $61.0 million, plus accrued but unpaid dividends as further described below. Our Series 2021 Term Preferred Stock bears interest at an annual rate of 6.75% of the $25 liquidation preference per share, payable monthly, and we are required to redeem all of the outstanding Series 2021 Term Preferred Stock on June 30, 2021 at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, up to, but excluding, the date of redemption. As is anticipated after the completion of this offering, at any time on or after June 30, 2017, at our sole option, we may redeem the Series 2021 Term Preferred Stock in whole or from time to time, in part, out of funds legally available for such redemption, at a price per share equal to the sum of the liquidation preference of $25 per share plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.

As of June 30, 2017, we had $82.2 million outstanding under our Credit Facility with a weighted average effective annual interest rate of 5.3% for the nine months ended June 30, 2017. The Credit Facility has a maturity date of May 1, 2020. The interest rates on advances under our Credit Facility generally bear interest at a 30-day LIBOR plus 3.25% per annum, with a commitment fee of 0.5% per annum on undrawn amounts. If our Credit Facility is not renewed or extended by January 19, 2019, all principal and interest will be due and payable on or before April 19, 2020.

We have granted the underwriters the right to purchase up to             additional shares of Series 2024 Term Preferred Stock at the public offering price, less underwriting discounts and commissions, within 30 days of the date of this prospectus supplement solely to cover over-allotments, if any. If the underwriters exercise such option in full, the estimated net proceeds to us will be $        . We anticipate that substantially all of the net proceeds of this offering will be utilized in the manner described above within three months of the completion of such offering. Pending such utilization, we intend to invest the net proceeds of the offering primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes.

RATIO OF EARNINGS TO FIXED CHARGES AND PREFERRED DIVIDENDS

	For the Nine Months Ended June 30, 2017	For the Year Ended September 30,
		2016	2015	2014	2013	2012
	(Dollars in thousands)
Net investment income	$15,945	$19,487	$17,700	$18,368	$18,386	$19,044
Add: fixed charges and preferred dividends(A)	5,955	8,092	9,050	7,213	7,137	8,108
Less: preferred dividends(A)	(3,087)	(4,118)	(4,116)	(3,338)	(2,744)	(2,491)

Net Earnings	$18,813	$23,461	$22,634	$22,243	$22,779	$24,661
Fixed charges and preferred dividends(A):
Interest expense	$2,047	$2,899	$3,828	$2,628	$3,182	$4,374
Amortization of deferred financing fees	821	1,075	1,106	1,247	1,211	1,243
Preferred dividends(A)	3,087	4,118	4,116	3,338	2,744	2,491

Total fixed charges and preferred dividends(A)	$5,955	$8,092	$9,050	$7,213	$7,137	$8,108
Ratio of earnings to combined fixed charges and preferred dividends(A)	3.2x	2.9x	2.5x	3.1x	3.2x	3.0x

Computation of Pro Forma Ratio of Earnings to Combined Fixed Charges and Preferred Dividends for the Nine Months Ended June 30, 2017 After Adjustment for Issuance of Series 2024 Term Preferred Stock

	For the Nine Months Ended June 30, 2017		For the Year Ended September 30, 2016
	(Dollars in thousands)
Net investment income		$15,945		$19,487
Add: fixed charges and preferred dividends(A), as above		5,955		8,092
Less: preferred dividends(A), as above		(3,087)		(4,118)
Adjustments:
Pro forma increase in interest expense and amortization of deferred financing fees

Pro forma fixed charges
Pro forma preferred dividends(B)

Total pro forma fixed charges and preferred dividends(B)
Pro forma earnings	$		$
Pro forma ratio of earnings to combined fixed charges and preferred dividends(B)

(A)	Preferred dividends on Series 2021 Term Preferred Stock.
(B)	Preferred dividends on Series 2024 Term Preferred Stock.

CAPITALIZATION

The following table sets forth our capitalization as of June 30, 2017:

•	on an actual basis; and

•	on an as-adjusted basis to give effect to the completion of this offering and the application of the estimated net proceeds of the offering, after deducting underwriters’ discounts and commissions and estimated offering expenses payable by us (and assuming the underwriters’ over-allotment option is not exercised). See “Use of Proceeds.”

	As of June 30, 2017
	Actual	As Adjusted**
	(Unaudited)
	(Dollars in thousands)
Borrowings
Borrowings at fair value (cost: $ , actual; $ , as adjusted)	$82,200	$

Term Preferred Stock
6.75% Series 2021 Term Preferred Stock, , $0.001 par value per share; $25 liquidation preference per share; 2,460,118 shares authorized, and 2,200,000 issued and outstanding, actual; 0 shares authorized, 0 shares issued and outstanding, as adjusted*	$61,000	$

% Series 2024 Term Preferred Stock, $0.001 par value per share; $25 liquidation preference per share; 0 shares authorized, issued and outstanding, actual; shares authorized, shares issued and outstanding, as adjusted*	$0	$
Net Assets
Common stock, $0.001 par value per share, 46,000,000 shares authorized, actual, and shares authorized, as adjusted; 25,880,466 shares issued and outstanding, actual and as adjusted*	$26		$26
Capital in excess of par value	347,061		347,061
Net unrealized depreciation of investments	(60,400)		(60,400)
Net unrealized depreciation of other	(71)		(71)
Overdistributed net investment income	(313)		(313)
Accumulated net realized losses	(69,320)

Total Net Assets	$216,983

Total Capitalization	$360,183

*	None of these outstanding shares are held by us or for our account.
**	Assumes a total of $ of aggregate underwriting discounts and commissions and $ of estimated offering costs payable by us in connection with this offering will be capitalized and amortized over the life of the Series 2024 Term Preferred Stock through , 2024.

The following are our outstanding classes of securities as of June 30, 2017:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)

Common Stock	46,000,000	—	25,880,466
Series 2021 Term Preferred Stock	5,440,000	—	2,440,000

CONSOLIDATED SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

The following consolidated selected financial data for the fiscal years ended September 30, 2016, 2015, 2014, 2013 and 2012 are derived from our audited consolidated financial statements. The consolidated selected financial data for the nine months ended June 30, 2017 and 2016 are derived from our unaudited consolidated financial statements included in this prospectus supplement. The “other data” included in the second table below are unaudited. The data should be read in conjunction with our accompanying consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus supplement and the accompanying prospectus.

	Nine Months Ended June 30,		Year Ended September 30,
	2017	2016	2016	2015	2014	2013	2012
	(Unaudited)	(Unaudited)
Statement of Operations Data:
Total Investment Income	$28,399	$29,362	$39,112	$38,058	$36,585	$36,154	$40,322
Total Expenses, Net of Credits from Adviser	12,454	14,778	19,625	20,358	18,217	17,768	21.278

Net Investment Income	15,945	14,584	19,487	17,700	18,368	18,386	19,044

Net Realized and Unrealized (Loss) Gain	(4,210)	(23,912)	(8,120)	(9,216)	(7,135)	13,833	(27,052)

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,735	$(9,328)	$11,367	$8,484	$11,233	$32,219	$(8,008)

Per Share Data:
Net Investment Income per Common Share—Basic and Diluted(A)	$0.63	$0.63	$0.84	$0.84	$0.87	$0.88	$0.91
Net Increase (Decrease) in Net Assets Resulting from Operations per Common Share—Basic and Diluted(A)	0.46	(0.40)	0.49	0.40	0.53	1.53	(0.38)
Distributions Declared and Paid Per Common Share	0.63	0.63	0.84	0.84	0.84	0.84	0.84
Statement of Assets and Liabilities Data:
Total Assets	$361,345	$325,550	$337,178	$382,482	$301,429	$295,091	$293,402
Net Assets	216,983	185,514	201,207	191,444	199,660	205,992	188,564
Net Asset Value Per Common Share	8.38	7.95	8.62	9.06	9.51	9.81	8.98
Common Shares Outstanding	25,880,466	23,344,422	23,344,422	21,131,622	21,000,160	21,000,160	21,000,160
Weighted Common Shares Outstanding—Basic and Diluted	25,288,289	23,145,842	23,200,642	21,066,844	21,000,160	21,000,160	21,011,123
Senior Securities Data:
Total borrowings, at cost(B)	$82,200	$73,300	$71,300	$127,300	$36,700	$46,900	$58,800
Mandatorily redeemable preferred stock(B)	61,000	61,000	61,000	61,000	61,000	38,497	38,497

(A)	Per share data is based on the weighted average common stock outstanding for both basic and diluted.

(B)	See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this prospectus supplement and the accompanying prospectus for more information regarding our level of indebtedness.

	Nine Months Ended June 30,		Year Ended September 30,
	2017	2016	2016	2015	2014	2013	2012
Other Unaudited Data:
Number of Portfolio Companies at Year End	47	43	45	48	45	47	50
Average Size of Portfolio Company Investment at Cost	$8,636	$8,984	$8,484	$8,547	$7,762	$7,069	$7,300
Principal Amount of New Investments	99,048	64,173	79,401	102,299	81,731	80,418	45,050
Proceeds from Loan Repayments, Investments Sold and Exits(C)	71,081	98,425	121,144	40,273	72,560	117,048	73,857
Weighted Average Yield on Investments(D)	11.5%	11.1%	11.1%	10.93%	11.47%	11.63%	11.25%
Total Return(E)	29.46	(3.04)	11.68	2.40	9.62	9.90	41.39

(C)	Includes non-cash reductions in cost basis.
(D)	Weighted average yield on investments equals interest income on investments divided by the weighted average interest-bearing principal balance throughout the fiscal year.
(E)	Total return equals the change in the ending market value of our common stock from the beginning of the fiscal year, taking into account dividends reinvested in accordance with the terms of the dividend reinvestment plan. Total return does not take into account distributions that may be characterized as a return of capital. For further information on the estimated character of our distributions to common stockholders, please refer to Note 9—Distributions to Common Stockholders in the notes to the accompanying Consolidated Financial Statements included elsewhere in this prospectus supplement and the accompanying prospectus.

SELECTED QUARTERLY FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

The following table sets forth certain quarterly financial information for the first three quarters of the fiscal year ending September 30, 2017. The information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter.

	Year Ending September 30, 2017
	Quarter Ended December 31, 2016	Quarter Ended March 31, 2017	Quarter Ended June 30, 2017
Total investment income	$9,974	$8,793	$9,632
Net investment income	5,207	5,359	5,379
Net increase (decrease) in net assets resulting from operations	916	4,656	6,163
Net Increase (Decrease) in Net Assets Resulting From Operations per Weighted Average Common Share (Basic and Diluted)	$0.04	$0.18	$0.24

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL

CONDITION AND RESULTS OF OPERATIONS

(The tables included in this section list dollar amounts in thousands, except per share data or unless otherwise indicated.)

You should read the following analysis of our financial condition and results of operations in conjunction with our condensed consolidated financial statements and the related notes contained elsewhere in this prospectus supplement and in the accompanying prospectus.

OVERVIEW

General

We were incorporated under the Maryland General Corporation Law on May 30, 2001. We operate as an externally managed, closed-end, non-diversified management investment company, and have elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for federal income tax purposes we have elected to be treated as a registered investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). As a BDC and a RIC, we are subject to certain constraints, including limitations imposed by the 1940 Act and the Code.

We were established for the purpose of investing in debt and equity securities of established private businesses operating in the U.S. Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our investment objectives, our investment strategy is to invest in several categories of debt and equity securities, with each investment generally ranging from $8 million to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We expect that our investment portfolio over time will consist of approximately 90.0% debt investments and 10.0% equity investments, at cost. As of June 30, 2017, our investment portfolio was made up of approximately 90.9% debt investments and 9.1% equity investments, at cost. We focus on investing in lower middle market companies (which we generally define as companies with annual earnings before interest, taxes, depreciation and amortization of $3 million to $15 million) in the U.S. that meet certain criteria, including, but not limited to, the following: the sustainability of the business’ free cash flow and its ability to grow it over time, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the borrower, reasonable capitalization of the borrower, including an ample equity contribution or cushion based on prevailing enterprise valuation multiples and, to a lesser extent, the potential to realize appreciation and gain liquidity in our equity position, if any. We lend to borrowers that need funds for growth capital or to finance acquisitions or recapitalize or refinance their existing debt facilities. We seek to avoid investing in high-risk, early-stage enterprises. Our targeted portfolio companies are generally considered too small for the larger capital marketplace. We invest by ourselves or jointly with other funds and/or management of the portfolio company, depending on the opportunity and have opportunistically made several co-investments with our affiliate Gladstone Investment Corporation, a BDC also managed by our Adviser, pursuant to an exemptive order granted by the SEC. We believe this ability to co-invest will continue to enhance our ability to further our investment objectives and strategies. If we are participating in an investment with one or more co-investors, our investment is likely to be smaller than if we were investing alone.

We are externally managed by Gladstone Management Corporation (the “Adviser”), an investment adviser registered with the SEC and an affiliate of ours, pursuant to an investment advisory and management agreement (the “Advisory Agreement”). The Adviser manages our investment activities. We have also entered into an administration agreement (the “Administration Agreement”) with Gladstone Administration, LLC (the “Administrator”), an affiliate of ours and the Adviser, whereby we pay separately for administrative services.

Additionally, since February 2011, Gladstone Securities, LLC (“Gladstone Securities”), a privately-held broker-dealer registered with the Financial Industry Regulatory Authority and insured by the Securities Investor Protection Corporation, which is 100% indirectly owned and controlled by Mr. Gladstone, our chairman and chief executive officer, has provided other services, such as investment banking and due diligence services, to certain of our portfolio companies, for which Gladstone Securities receives a fee.

Our shares of common stock and 6.75% Series 2021 Term Preferred Stock (our “Series 2021 Term Preferred Stock”) are traded on the NASDAQ Global Select Market (“NASDAQ”) under the trading symbols “GLAD” and “GLADO,” respectively.

Business

Portfolio and Investment Activity

During the nine months ended June 30, 2017, we invested $85.2 million in eight new portfolio companies and extended $13.8 million of investments to existing portfolio companies. In addition, during the nine months ended June 30, 2017, we exited six portfolio companies through sales and early payoffs. We received a total of $71.1 million in combined net proceeds and principal repayments from the aforementioned portfolio company exits as well as existing portfolio companies during the nine months ended June 30, 2017. This activity resulted in a net increase in our overall portfolio by two portfolio companies to 47 and a net increase of 6.3% in our portfolio at cost since September 30, 2016. We intend to continue to make new conservative investments in businesses with steady cash flows. We are focused on building our pipeline and making investments that meet our objectives and strategies and that provide appropriate returns, in light of the accompanying risks. From our initial public offering in August 2001 and through June 30, 2017, we have made 460 different loans to, or investments in, 214 companies for a total of approximately $1.6 billion, before giving effect to principal repayments on investments and divestitures.

During the nine months ended June 30, 2017, the following significant transactions occurred:

•	In October 2016, RP Crown Parent, LLC paid off at par for proceeds of $2.0 million.

•	In October 2016, our $3.9 million secured first lien debt investment in Vertellus Specialties, Inc. was restructured. As a result of the restructure, we received a new $1.1 million secured second lien debt investment in Vertellus Holdings LLC and common equity with a cost basis of $3.0 million.

•	In November 2016, we completed the sale of substantially all the assets of RBC Acquisition Corp. (“RBC”) for net proceeds of $36.3 million, which resulted in a realized loss of $2.3 million. In connection with the sale, we received success fee income of $1.1 million and net receivables of $1.5 million, which are recorded within Other assets, net.

•	In November 2016, we invested $5.2 million in Sea Link International IRB, Inc. through secured second lien debt and equity.

•	In December 2016, we sold our investment in Behrens Manufacturing, LLC (“Behrens”), which resulted in success fee income of $0.4 million and a realized gain of $2.5 million. In connection with the sale, we received net cash proceeds of $8.2 million, including the repayment of our debt investment of $4.3 million at par.

•	In December 2016, we invested $7.0 million in Vacation Rental Pros Property Management, LLC through secured second lien debt.

•	In December 2016, Autoparts Holdings Limited paid off at par for proceeds of $0.7 million.

•	In December 2016, we invested $5.0 million in LDiscovery, LLC through secured second lien debt.

•	In February 2017, we invested $10.0 million in Belnick, Inc. through secured second lien debt.

•	In February 2017, we invested $29.0 million in NetFortris Corp. through secured first lien debt.

•	In February 2017, Vitera Healthcare Solutions, LLC paid off at par for proceeds of $4.5 million.

•	In March 2017, LCR Contractors, LLC paid off at par for net cash proceeds of $8.6 million. In connection with the payoff, we received a prepayment fee of $0.2 million.

•	In April 2017, we invested $22.0 million in HB Capital Resources, Ltd. through secured second lien debt.

•	In May 2017, we invested an additional $4.1 million in an existing portfolio company, Lignetics, Inc., through secured second lien debt and equity, to support an acquisition.

•	In May 2017, we invested $4.0 million in Keystone Acquisition Corp. through secured second lien debt.

•	In June 2017, we invested $3.0 million in Medical Solutions Holdings, Inc. through secured second lien debt.

Capital Raising

We have been able to meet our capital needs through extensions of and increases to the Credit Facility and by accessing the capital markets in the form of public equity offerings. We have successfully extended the Credit Facility’s revolving period multiple times, most recently to January 2019, and currently have a total commitment amount of $170.0 million. Additionally, we issued 2.3 million shares of common stock for gross proceeds of $19.8 million in October 2015, inclusive of the November 2015 over-allotment, and we issued approximately 2.2 million shares of our common stock for gross proceeds of $17.3 million in October 2016, inclusive of the November 2016 over-allotment. During the three months ended June 30, 2017, we sold 362,600 shares of our common stock under the Sales Agreement with Cantor Fitzgerald & Co., at a weighted-average price of $9.89 per share and raised $3.6 million of gross proceeds. Net proceeds, after deducting commissions and offering costs borne by us, were approximately $3.4 million. Refer to “—Liquidity and Capital Resources—Equity—Common Stock” for further discussion of our common stock and “—Liquidity and Capital Resources—Revolving Credit Facility” for further discussion of our Credit Facility.

Although we were able to access the capital markets historically and in recent years, we believe uncertain market conditions continue to affect the trading price of our capital stock and thus may inhibit our ability to finance new investments through the issuance of equity. During times of increased price volatility, our common stock may be more likely to trade at a price below our NAV per share, which is not uncommon for BDCs like us.

When our stock trades below NAV per common share, as it has often done over the last several years, our ability to issue equity is constrained by provisions of the 1940 Act, which generally prohibits the issuance and sale of our common stock below NAV per common share without first obtaining approval from our stockholders and our independent directors, other than through sales to our then-existing stockholders pursuant to a rights offering. At our annual meeting of stockholders held on February 11, 2016, our stockholders approved a proposal which authorizes us to sell shares of our common stock at a price below our then current NAV per common share subject to certain limitations (including, but not limited to, that the number of shares issued and sold pursuant to such authority does not exceed 25.0% of our then outstanding common stock immediately prior to each such sale) for a period of one year from the date of approval, provided that our Board of Directors makes certain determinations prior to any such sale. We completed the abovementioned October 2016 common stock offering as a result of the stockholder approval of the proposal at our 2016 Annual Meeting of Stockholders and additional Board of Directors approval. We did not request that our stockholders approve the Company’s ability to issue shares of common stock at a price below NAV at our annual meeting of stockholders held on February 9, 2017. Should we decide to issue shares of common stock at a price below NAV, we will seek the requisite approval of our stockholders at such time.

On September 18, 2017, the closing market price of our common stock was $9.33, a 11.33% premium to our June 30, 2017 NAV per share of $8.38.

Regulatory Compliance

Our ability to seek external debt financing, to the extent that it is available under current market conditions, is further subject to the asset coverage limitations of the 1940 Act, which require us to have an asset coverage (as defined in Sections 18 and 61 of the 1940 Act) of at least 200% on our “senior securities representing indebtedness” and our “senior securities that are stock.” As of June 30, 2017, our asset coverage on our “senior securities representing indebtedness” was 434.4% and our asset coverage on our “senior securities that are stock” was 249.6%.

Recent Developments

Charter Amendment

At a special meeting held on August 29, 2017, our Board of Directors approved the reclassification and designation of 1,440,000 shares of authorized and unissued common stock as shares of Term Preferred Stock, par value $0.001 per share, to be issued in one or more series. The Articles Supplementary reflecting such reclassification was filed with the Maryland Department of Assessments and Taxation on September 18, 2017.

Credit Facility Amendment No. 3

On August 24, 2017 we, through Business Loan, entered into Amendment No. 3 (the “Amendment”) to our Credit Facility with KeyBank National Association, as administrative agent, swingline lender, managing agent and lead arranger, the Adviser, as servicer, and certain other lenders party thereto.

Primarily, the Amendment adjusted the calculation of the borrowing base of the Credit Facility and clarified the application of excess concentrations. The Amendment also, among other items, increased the excess concentration limits for PIK loans and updated the commitment amounts for the lenders. As of August 23, 2017, prior to the closing of the Amendment, $76.5 million of borrowings were outstanding under the Credit Facility.

Portfolio Activity

In August 2017, we invested $12.5 million in El Academies, Inc. through secured first lien debt and equity.

In July 2017, our loan to SourceHOV, LLC was paid off for net proceeds of $4.8 million, resulting in a realized loss of $0.2 million.

Distributions and Dividends

On July 11, 2017, our Board of Directors declared the following monthly distributions to common stockholders and monthly dividends to preferred stockholders:

Record Date	Payment Date	Distribution per Common Share	Dividend per share of Series 2021 Term Preferred Stock
July 21, 2017	July 31, 2017	$0.07	$0.140625
August 21, 2017	August 31, 2017	0.07	0.140625
September 20, 2017	September 29, 2017	0.07	0.140625

Total for the Quarter:		$0.21	$0.421875

Advisory Agreement Renewal

On July 11, 2017, our Board of Directors, including a majority of the directors who are not parties to the Advisory Agreement or interested persons of such party, unanimously approved the annual renewal of the

Advisory Agreement through August 31, 2018. Mr. Gladstone, our chairman and chief executive officer, controls the Adviser. In reaching a decision to approve the Advisory Agreement, our Board of Directors reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by the Adviser;

•	our investment performance and that of the Adviser;

•	the costs of the services to be provided and profits to be realized by the Adviser from the relationship with us;

•	the fee structures of comparable externally managed business development companies that engage in similar investing activities; and

•	various other matters.

Based on the information reviewed and the considerations detailed above, our Board of Directors, including all of the directors who are not “interested persons” as that term is defined in the 1940 Act, concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the Advisory Agreement, as being in the best interests of our stockholders.

RESULTS OF OPERATIONS

Comparison of the Three Months Ended June 30, 2017 to the Three Months Ended June 30, 2016

	Three Months Ended June 30,
	2017	2016	$ Change	% Change
INVESTMENT INCOME
Interest income, net	$9,629	$8,253	$1,376	16.7%
Other income	3	1,591	(1,588)	(99.8)

Total investment income	9,632	9,844	(212)	(2.2)

EXPENSES
Base management fee	1,480	1,369	111	8.1
Loan servicing fee	1,071	896	175	19.5
Incentive fee	1,116	1,187	(71)	(6.0)
Administration fee	272	287	(15)	(5.2)
Interest expense on borrowings	904	648	256	39.5
Dividend expense on mandatorily redeemable preferred stock	1,029	1,029	—	—
Amortization of deferred financing fees	274	273	1	0.4
Other expenses	453	640	(187)	(29.2)

Expenses, before credits from Adviser	6,599	6,329	270	4.3
Credit to base management fee—loan servicing fee	(1,071)	(896)	(175)	19.5
Credits to fees from Adviser—other	(1,275)	(496)	(779)	157.1

Total expenses, net of credits	4,253	4,937	(684)	(13.9)

NET INVESTMENT INCOME	5,379	4,907	472	9.6

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments	(23)	(84)	61	(72.6)
Net realized gain on other	—	—	—	—
Net unrealized appreciation of investments	989	693	296	42.7
Net unrealized depreciation of other	(182)	—	(182)	NM

Net gain from investments and other	784	609	175	28.7

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,163	$5,516	$647	11.7%

NM = Not Meaningful

Investment Income

Interest income increased by 16.7% for the three months ended June 30, 2017, as compared to the prior year period. The level of interest income from investments is directly related to the principal balance of our interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average principal balance of our interest-bearing investment portfolio during the three months ended June 30, 2017, was $333.2 million, compared to $303.6 million for the prior year period, an increase of 9.7%. The weighted average yield on our interest-bearing investment portfolio is based on the current stated interest rate on interest-bearing investments which increased to 11.5% for the three months ended June 30, 2017, compared to 10.9% for the three months ended June 30, 2016, inclusive of any allowances on interest receivables made during those periods.

As of June 30, 2017, certain loans to two portfolio companies were on non-accrual status, with an aggregate debt cost basis of $27.9 million, or 7.6%, of the cost basis of all debt investments in our portfolio. As of June 30, 2016, certain loans to two portfolio companies were on non-accrual status, with an aggregate debt cost basis of $26.5 million, or 7.5%, of the cost basis of all debt investments in our portfolio.

For the three months ended June 30, 2017, other income decreased by 99.8% as compared to the prior year period. Other income for the three months ended June 30, 2016, consisted primarily of $1.5 million in success fees recognized and $0.1 million in prepayment fees received whereas there were no such amounts recognized in the current year period.

The following tables list the investment income for our five largest portfolio company investments at fair value during the respective periods:

	As of June 30, 2017		Three Months Ended June 30, 2017
Company	Fair Value	% of Portfolio	Investment Income	% of Total Income
NetFortris Corp.	$24,120	7.0%	$637	6.6
IA Tech, LLC	23,518	6.8	699	7.3
HB Capital Resources, Ltd.(A)	22,000	6.4	462	4.8
WadeCo Specialties, Inc.	21,208	6.1	481	5.0
Lignetics, Inc.	18,746	5.4	482	5.0

Subtotal—five largest investments	109,592	31.7	2,761	28.7
Other portfolio companies	235,911	68.3	6,871	71.3

Total Investment Portfolio	$345,503	100.0%	$9,632	100.0%

	As of June 30, 2016		Three Months Ended June 30, 2016
Company	Fair Value	% of Portfolio	Investment Income	% of Total Income
IA Tech, LLC(A)	$30,000	9.7%	$40	0.4%
RBC Acquisition Corp.	22,090	7.2	658	6.7
WadeCo Specialties, Inc.	19,630	6.4	528	5.4
United Flexible, Inc.	17,304	5.6	556	5.6
Lignetics, Inc.	15,499	5.0	425	4.3

Subtotal—five largest investments	104,523	33.9	2,207	22.4
Other portfolio companies	203,703	66.1	7,637	77.6

Total Investment Portfolio	$308,226	100.0%	$9,844	100.0%

(A)	New investment during the applicable period.

Expenses

Expenses, net of any non-contractual, unconditional and irrevocable credits to fees from the Adviser, decreased by 13.9% for the three months ended June 30, 2017, as compared to the prior year period. This decrease was primarily due to a decrease in the net incentive fee and a decrease in professional fees, partially offset by an increase in interest expense on borrowings.

Interest expense on borrowings increased by $0.3 million, or 39.5%, during the three months ended June 30, 2017, as compared to the prior year period, due primarily to an increase in the borrowings outstanding under our Credit Facility during the period driven by a net increase in investments. The weighted average balance outstanding under our Credit Facility during the three months ended June 30, 2017, was $72.6 million, as compared to $52.5 million in the prior year period, an increase of 38.3%.

Our Board of Directors accepted a non-contractual, unconditional and irrevocable credit of $0.9 million from the Adviser to reduce the income-based incentive fee to the extent net investment income for the quarter ended June 30, 2017 did not cover 100.0% of the distributions to common stockholders during the period. The credit granted for the quarter ended June 30, 2016, was $0.2 million. The base management, loan servicing and incentive fees, and associated non-contractual, unconditional and irrevocable credits, are computed quarterly, as described under “Transactions with the Adviser” in Note 4—Related Party Transactions of the notes to our accompanying Condensed Consolidated Financial Statements and are summarized in the following table:

	Three Months Ended June 30,
	2017	2016
Average total assets subject to base management fee(A)	$338,286	$312,914
Multiplied by prorated annual base management fee of 1.75%	0.4375%	0.4375%

Base management fee(B)	$1,480	$1,369
Portfolio company fee credit	(261)	(319)
Syndicated loan fee credit	(100)	(17)

Net Base Management Fee	$1,119	$1,033

Loan servicing fee(B)	1,071	896
Credit to base management fee—loan servicing fee(B)	(1,071)	(896)

Net Loan Servicing Fee	$—	$—

Incentive fee(B)	1,116	1,187
Incentive fee credit	(914)	(160)

Net Incentive Fee	$202	$1,027

Portfolio company fee credit	(261)	(319)
Syndicated loan fee credit	(100)	(17)
Incentive fee credit	(914)	(160)

Credits to Fees From Adviser—other(B)	$(1,275)	$(496)

(A)	Average total assets subject to the base management fee is defined in the Advisory Agreement as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.
(B)	Reflected, on a gross basis, as a line item on our accompanying Condensed Consolidated Statements of Operations.

Net Realized and Unrealized Gain (Loss)

Net Realized Gain (Loss) on Investments

We had no significant realized gains (losses) on investments for the three months ended June 30, 2017 and 2016.

Net Unrealized Appreciation (Depreciation) of Investments

The net realized gain (loss) and unrealized appreciation (depreciation) across our investments for the three months ended June 30, 2017, were as follows:

	Three Months Ended June 30, 2017
Portfolio Company	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
WadeCo Specialties, Inc.	$—	$1,748	$—	$1,748
B+T Group Acquisition Inc.	—	1,434	—	1,434
LWO Acquisitions Company LLC	—	1,163	—	1,163
Defiance Integrated Technologies, Inc.	—	693	—	693
Lignetics, Inc.	—	480	—	480
United Flexible, Inc.	—	311	—	311
FedCap Partners, LLC	—	297	—	297
The Mochi Ice Cream Company	—	246	—	246
Flight Fit N Fun LLC	—	205	—	205
PSC Industrial Holdings Corp.	—	(212)	—	(212)
Vertellus Specialties Inc.	—	(220)	—	(220)
Targus Cayman HoldCo, Ltd.	—	(279)	—	(279)
Sunshine Media Holdings	—	(314)	—	(314)
New Trident Holdcorp, Inc.	—	(621)	—	(621)
Alloy Die Casting, Corp.	—	(660)	—	(660)
Meridian Rack & Pinion, Inc.	—	(789)	—	(789)
Francis Drilling Fluids, Ltd.	—	(1,037)	—	(1,037)
Edge Adhesives Holdings, Inc.	—	(1,471)	—	(1,471)
Other, net (<$250)	(23)	15	—	(8)

Total:	$(23)	$989	$—	$966

The primary driver of net unrealized appreciation on investments of $1.0 million for the three months ended June 30, 2017, was an improvement in the performance of certain portfolio companies and an increase in comparable multiples used to estimate the fair value of our investments, which more than offset the decline in performance of certain of our other portfolio companies.

The net realized gains (losses) and unrealized appreciation (depreciation) across our investments for the three months ended June 30, 2016, were as follows:

	Three Months Ended June 30, 2016
Portfolio Company	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
Southern Petroleum Laboratories, Inc.	$—	$1,906	$—	$1,906
RBC Acquisition Corp.	—	1,232	—	1,232
Vision Solutions, Inc.	—	777	—	777
Westland Technologies, Inc.	—	683	—	683
Flight Fit N Fun LLC	—	633	—	633
Precision Acquisition Group Holdings, Inc.	—	597	—	597
Behrens Manufacturing, LLC	—	588	—	588
Vitera Healthcare Solutions, LLC	—	449	—	449
Vertellus Specialties Inc.	—	368	—	368
Targus Cayman HoldCo, Ltd.	—	(338)	—	(338)
SourceHOV, LLC	—	(358)	—	(358)
Ashland Acquisitions, LLC	72	—	(572)	(500)
New Trident Holdcorp, Inc.	—	(600)	—	(600)
Lignetics, Inc.	—	(622)	—	(622)
Sunshine Media Holdings	—	(1,301)	—	(1,301)
LWO Acquisitions Company LLC	—	(1,478)	—	(1,478)
Francis Drilling Fluids, Ltd.	—	(1,565)	—	(1,565)
Other, net (<$250)	(156)	294	—	138

Total:	$(84)	$1,265	$(572)	$609

The primary driver of net unrealized appreciation of $0.7 million for the three months ended June 30, 2016, was an improvement in the performance of certain portfolio companies and an increase in comparable multiples used to estimate the fair value of our investments, which more than offset the decreased performance of several of our portfolio companies.

Net Realized Loss on Other

During the three months ended June 30, 2016, we recorded a net realized loss of $0.1 million due to the expiration of our interest rate cap agreement in January 2016. No such amounts were incurred during the three months ended June 30, 2017.

Net Unrealized Depreciation on Other

During the three months ended June 30, 2017, we recorded $0.2 million of net unrealized depreciation on our Credit Facility. No such amounts were incurred in the prior year period.

Comparison of the Nine Months Ended June 30, 2017 to the Nine Months Ended June 30, 2016

	For the Nine Months Ended June 30,
	2017	2016	$ Change	% Change
INVESTMENT INCOME
Interest income, net	$26,850	$26,107	$743	2.8%
Other income	1,549	3,255	(1,706)	(52.4)

Total investment income	28,399	29,362	(963)	(3.3)

EXPENSES
Base management fee	4,217	4,258	(41)	(1.0)
Loan servicing fee	3,009	2,876	133	4.6
Incentive fee	3,479	3,369	110	3.3
Administration fee	858	900	(42)	(4.7)
Interest expense on borrowings	2,047	2,066	(19)	(0.9)
Dividend expense on mandatorily redeemable preferred stock	3,087	3,088	(1)	0.0
Amortization of deferred financing fees	821	802	19	2.4
Other expenses	1,439	2,031	(592)	(29.1)

Expenses, before credits from Adviser	18,957	19,390	(433)	(2.2)
Credits to base management fee—loan servicing fee	(3,009)	(2,876)	(133)	4.6
Credits to fees from Adviser—other	(3,494)	(1,736)	(1,758)	101.3

Total expenses, net of credits	12,454	14,778	(2,324)	(15.7)

NET INVESTMENT INCOME	15,945	14,584	1,361	9.3

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized (loss) gain on investments	(3,426)	9,837	(13,263)	(134.8)
Net realized loss on other	—	(64)	64	100.0
Net unrealized depreciation of investments	(713)	(33,747)	33,034	97.9
Net unrealized depreciation (appreciation) of other	(71)	62	(133)	(214.5)

Net loss from investments and other	(4,210)	(23,912)	19,702	(82.4)

NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,735	$(9,328)	$21,063	(225.8)%

NM = Not Meaningful

Investment Income

Interest income, net increased by 2.8% for the nine months ended June 30, 2017, as compared to the prior year period. This increase was due primarily to a higher weighted average yield as the weighted average principal balance was relatively consistent period over period. The weighted average yield on our interest-bearing investment portfolio is based on the current stated interest rate on interest-bearing investments and increased to 11.5% for the nine months ended June 30, 2017 compared to 11.1% for the nine months ended June 30, 2016 inclusive of any allowances on interest receivables made during that period. The weighted average principal balance of our interest-bearing investment portfolio during the nine months ended June 30, 2017 was $312.5 million, compared to $313.5 million for the prior year period, a slight decrease of 0.3%.

Other income decreased by 52.4% during the nine months ended June 30, 2017, as compared to the prior year period. For the nine months ended June 30, 2017, other income consisted primarily of $1.5 million in success fees recognized. For the nine months ended June 30, 2016, other income consisted primarily of $2.8 million in success fees recognized, $0.3 million in dividend income received, and $0.2 million in prepayment fees received.

The following tables list the investment income for our five largest portfolio company investments at fair value during the respective periods:

	As of June 30, 2017		Nine Months Ended June 30, 2017
Company	Fair Value	% of Portfolio	Investment Income	% of Total Income
NetFortris Corp.	$24,120	7.0%	$928	3.3%
IA Tech, LLC	23,518	6.8	2,094	7.4
HB Capital Resources, Ltd.(A)	22,000	6.4	462	1.6
WadeCo Specialties, Inc.	21,208	6.1	1,435	5.0
Lignetics, Inc.	18,746	5.4	1,331	4.7

Subtotal—five largest investments	109,592	31.7	6,250	22.0
Other portfolio companies	235,911	68.3	22,149	78.0

Total Investment Portfolio	$345,503	100.0%	$28,399	100.0%

	As of June 30, 2016		Nine Months Ended June 30, 2016
Company	Fair Value	% of Portfolio	Investment Income	% of Total Income
IA Tech, LLC(A)	$30,000	9.7%	$40	0.1%
RBC Acquisition Corp.	22,090	7.2	2,159	7.3
WadeCo Specialties, Inc.	19,630	6.4	1,563	5.3
United Flexible, Inc.	17,304	5.6	1,544	5.3
Lignetics, Inc.	15,499	5.0	1,279	4.4

Subtotal—five largest investments	104,523	33.9	6,585	22.4
Other portfolio companies	203,703	66.1	22,777	77.6

Total Investment Portfolio	$308,226	100.0%	$29,362	100.0%

(A)	New investment during the applicable period.

Expenses

Expenses, net of any non-contractual, unconditional and irrevocable credits to fees from the Adviser, decreased for the nine months ended June 30, 2017 by 15.7%, as compared to the prior year period. This decrease was primarily due to decreases in professional fees and shareholder related costs.

Net base management fee earned by the Adviser decreased by $0.9 million, or 24.3%, during the nine months ended June 30, 2017, as compared to the prior year period, resulting from an increase in portfolio company fee credits due to new investments made in the current year period.

Our Board of Directors accepted non-contractual, unconditional and irrevocable credits totaling $2.0 million from the Adviser to reduce the income-based incentive fee to the extent that net investment income did not cover 100.0% of the distributions to common stockholders during the nine months ended June 30, 2017. The credits granted during the nine months ended June 30, 2016, totaled $1.1 million.

Base management, loan servicing and incentive fees and associated non-contractual, unconditional and irrevocable credits are computed quarterly, as described under “Transactions with the Adviser” in Note 4—Related Party Transactions of the notes to our accompanying Condensed Consolidated Financial Statements and are summarized in the following table:

	Nine Months Ended June 30,
	2017	2016
Average total assets subject to base management fee(A)	$321,295	$324,419
Multiplied by prorated annual base management fee of 1.75%	1.3125%	1.3125%

Base management fee(B)	$4,217	$4,258
Portfolio company fee credit	(1,344)	(553)
Syndicated loan fee credit	(122)	(73)

Net Base Management Fee	$2,751	$3,632

Loan servicing fee(B)	3,009	2,876
Credits to base management fee—loan servicing fee(B)	(3,009)	(2,876)

Net Loan Servicing Fee	$—	$—

Incentive fee(B)	3,479	3,369
Incentive fee credit	(2,028)	(1,110)

Net Incentive Fee	$1,451	$2,259

Portfolio company fee credit	(1,344)	(553)
Syndicated loan fee credit	(122)	(73)
Incentive fee credit	(2,028)	(1,110)

Credit to Fees From Adviser—other(B)	$(3,494)	$(1,736)

(A)	Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.
(B)	Reflected, on a gross basis, as a line item on our accompanying Condensed Consolidated Statements of Operations.

Net Realized and Unrealized Gain (Loss)

Net Realized Gain (Loss) on Investments

For the nine months ended June 30, 2017, we recorded a net realized loss on investments of $3.4 million, which resulted primarily from the sale of substantially all the assets of RBC for a $2.3 million realized loss and the write-off of $5.0 million of our investment in Sunshine Media Holdings (“Sunshine”), partially offset by the sale of Behrens for a $2.5 million realized gain and a $1.2 million realized gain related to an additional earn-out from Funko, LLC (“Funko”), which was exited in the prior year.

For the nine months ended June 30, 2016, we recorded a net realized gain on investments of $9.8 million, which resulted primarily from a realized gain of $16.9 million from the sale of Funko, partially offset by a realized loss of $5.5 million recognized from the restructure of Targus Group International, Inc. (“Targus”) and a realized loss of $2.4 million from our sale of Heartland Communications Group, LLC during the period.

Net Unrealized Appreciation (Depreciation) of Investments

The net realized gain (losses) and unrealized appreciation (depreciation) across our investments for the nine months ended June 30, 2017, were as follows:

	Nine Months Ended June 30, 2017
Portfolio Company	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
WadeCo Specialties, Inc.	$—	$1,850	$—	$1,850
SourceHOV LLC	—	1,756	—	1,756
B+T Group Acquisition Inc.	—	1,524	—	1,524
Funko Acquisition Holdings, LLC	1,235	(20)	—	1,215
Defiance Integrated Technologies, Inc.	—	1,009	—	1,009
The Mochi Ice Cream Company	—	670	—	670
LWO Acquisitions Company LLC	—	467	—	467
Vitera Healthcare Solutions, LLC	—	213	115	328
FedCap Partners, LLC	—	297	—	297
IA Tech, LLC	—	288	—	288
PIC 360, LLC	—	173	—	173
Drumcree, LLC	—	169	—	169
Travel Sentry, Inc.	—	133	—	133
Lignetics, Inc.	—	(175)	—	(175)
Canopy Safety Brands, LLC	—	(206)	—	(206)
PSC Industrial Holdings Corp.	—	(269)	—	(269)
Flight Fit N Fun LLC	—	(522)	—	(522)
Edge Adhesives Holdings, Inc.	—	(546)	—	(546)
New Trident Holdcorp, Inc.	—	(574)	—	(574)
Behrens Manufacturing, LLC	2,544	—	(3,211)	(667)
Targus Cayman HoldCo, Ltd.	—	(800)	—	(800)
Sunshine Media Holdings	(5,000)	449	3,612	(939)
RBC Acquisition Corp.	(2,330)	—	1,119	(1,211)
Vertellus Specialties Inc.	108	(1,464)	—	(1,356)
Alloy Die Casting, Corp.	—	(1,875)	—	(1,875)
Francis Drilling Fluids, Ltd.	—	(5,583)	—	(5,583)
Other, net (<$250)	17	718	(30)	705

Total:	$(3,426)	$(2,318)	$1,605	$(4,139)

The largest driver of our net unrealized depreciation for the nine months ended June 30, 2017 was derived from a decline in financial and operation performance of certain portfolio companies and, to a lesser extent, decreases in comparable multiples used in valuations, most notably Francis Drilling Fluids, Ltd. of $5.6 million and Alloy Die Cast, Co. of $1.9 million. This depreciation was largely offset by the unrealized appreciation resulting from an increase in performance on certain portfolio companies, most notably WadeCo Specialties, Inc. of $1.9 million and SourceHOV LLC of $1.8 million and the reversal of previously recorded depreciation on our investment in Sunshine upon partial write-off.

The net realized gain (losses) and unrealized appreciation (depreciation) across our investments for the nine months ended June 30, 2016, were as follows:

	Nine Months Ended June 30, 2016
Portfolio Company	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
Legend Communications of Wyoming, LLC	$—	$2,857	$27	$2,884
Behrens Manufacturing, LLC	—	2,008	—	2,008
Funko, LLC	16,887	66	(16,009)	944
Southern Petroleum Laboratories, Inc.	—	871	—	871
Westland Technologies, Inc.	—	622	—	622
J. America, Inc.	—	482	—	482
Triple H Food Processors	—	450	—	450
Mikawaya	—	(282)	—	(282)
Ashland Acquisitions, LLC	72	183	(572)	(317)
United Flexible, Inc.	—	(329)	—	(329)
FedCap Partners, LLC	—	(381)	—	(381)
Vitera Healthcare Solutions, LLC	—	(475)	—	(475)
New Trident Holdcorp, Inc.	—	(561)	—	(561)
Lignetics, Inc.	—	(573)	—	(573)
AG Transportation Holdings, LLC	—	(584)	—	(584)
Vertellus Specialties Inc.	—	(882)	—	(882)
Vision Government Solutions, Inc.	—	(986)	—	(986)
WadeCo Specialties, Inc.	—	(1,082)	—	(1,082)
Precision Acquisition Group Holdings, Inc.	—	(1,282)	—	(1,282)
SourceHOV LLC	—	(1,722)	—	(1,722)
RBC Acquisition Corp.	1,207	(3,183)	—	(1,976)
Sunshine Media Holdings	—	(2,593)	—	(2,593)
LWO Acquisitions Company LLC	—	(3,474)	—	(3,474)
Targus Cayman HoldCo, Ltd.	(5,500)	(2,530)	4,198	(3,832)
Defiance Integrated Technologies, Inc.	—	(4,348)	—	(4,348)
Francis Drilling Fluids, Ltd.	—	(5,840)	—	(5,840)
Other, net (<$250)	(2,829)	(727)	2,904	(652)

Total:	$9,837	$(24,295)	$(9,452)	$(23,910)

The largest driver of our net unrealized depreciation for the nine months ended June 30, 2016 was derived from a decline in financial and operation performance of certain portfolio companies and, to a lesser extent, decreases in comparable multiples used in valuations, most notably Francis Drilling Fluids, Ltd. of $5.8 million and Defiance Integrated Technologies, Inc. of $4.3 million. The change was also driven by the reversal of $16.0 million of previously recorded unrealized appreciation on our investment in Funko upon exit. This depreciation was partially offset by the unrealized appreciation resulting from an increase in performance on certain portfolio companies, most notably Behrens of $2.9 million and the reversal of $4.1 million of previously recorded unrealized depreciation on our investment in Targus upon restructure.

Net Realized Loss on Other

During the nine months ended June 30, 2016, we recorded a net realized loss of $0.1 million, due to the expiration of our interest rate cap agreement in January 2016. No such amounts were incurred during the nine months ended June 30, 2017.

Net Unrealized Depreciation of Other

During the nine months ended June 30, 2017, we recorded $0.1 million of net unrealized depreciation on our Credit Facility recorded at fair value. During the nine months ended June 30, 2016, we reversed $0.1 million of unrealized depreciation related to the expiration of our interest rate cap agreement in January 2016.

LIQUIDITY AND CAPITAL RESOURCES

Operating Activities

Our cash flows from operating activities are primarily generated from the interest payments on debt securities that we receive from our portfolio companies, as well as net proceeds received through repayments or sales of our investments. We utilize this cash primarily to fund new investments, make interest payments on our Credit Facility, make distributions to our stockholders, pay management fees to the Adviser, and for other operating expenses. Net cash used in operating activities for the nine months ended June 30, 2017 was $14.0 million as compared to net cash provided by operating activities of $51.9 million for the nine months ended June 30, 2016. The change was primarily due to the increase in purchases of investments and the decrease in net unrealized depreciation period over period. Purchases of investments were $95.4 million during the nine months ended June 30, 2017 compared to $59.9 million during the prior year period. Net unrealized depreciation totaled $0.7 million during the nine months ended June 30, 2017 compared to $33.7 million during the prior year period.

As of June 30, 2017, we had loans to, syndicated participations in or equity investments in 47 private companies, with an aggregate cost basis of approximately $405.9 million. As of June 30, 2016, we had loans to, syndicated participations in or equity investments in 43 private companies, with an aggregate cost basis of approximately $386.3 million.

The following table summarizes our total portfolio investment activity during the nine months ended June 30, 2017 and 2016:

	Nine Months Ended June 30,
	2017	2016
Beginning investment portfolio, at fair value	$322,114	$365,891
New investments	85,241	54,300
Disbursements to existing portfolio companies	10,208	5,562
Scheduled principal repayments	(3,196)	(1,169)
Unscheduled principal repayments	(59,596)	(77,427)
Net proceeds from sales	(8,289)	(19,829)
Net unrealized (depreciation) appreciation	(2,318)	(24,295)
Reversal of prior period (appreciation) depreciation	1,605	(9,452)
Net realized gain (loss)	(3,426)	9,837
Increase in investments due to PIK(A) or other	3,599	4,311
Cost adjustments on non-accrual loans	—	388
Net change in premiums, discounts and amortization	(439)	109

Investment Portfolio, at Fair Value	$345,503	$308,226

(A)	Paid-in-kind (“PIK”) interest is a non-cash source of income and is calculated at the contractual rate stated in a loan agreement and added to the principal balance of a loan.

The following table summarizes the contractual principal repayment and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, as of June 30, 2017:

		Amount
For the remaining three months ending September 30:	2017	$6,499
For the fiscal year ending September 30:	2018	56,527
	2019	57,209
	2020	81,213
	2021	60,973
	Thereafter	112,663

	Total contractual repayments	$375,084
	Equity investments	36,786
	Adjustments to cost basis on debt investments	(5,967)

	Cost basis of investments held at June 30, 2017:	$405,903

Financing Activities

Net cash provided by financing activities totaled $14.9 million for the nine months ended June 30, 2017 and consisted primarily of net borrowings on our Credit Facility of $10.9 million and $20.0 million in net proceeds from our common stock offerings, partially offset by $15.9 million of distributions to common shareholders. Net cash used in financing activities totaled $50.7 million for the nine months ended June 30, 2016 and consisted primarily of net repayments on our Credit Facility of $54.0 million and $14.6 million of distributions to common stockholders, partially offset by $18.5 million in net proceeds from our common stock offering during the nine months ended June 30, 2016.

Distributions and Dividends to Stockholders

Common Stock Distributions

To qualify to be taxed as a RIC and thus avoid corporate level federal income tax on the income we distribute to our stockholders, we are required to distribute to our stockholders on an annual basis at least 90.0% of our investment company taxable income. Additionally, our Credit Facility has a covenant that generally restricts the amount of distributions to stockholders that we can pay out to be no greater than our aggregate net investment income, net capital gains and amounts elected to have been paid during the prior year in accordance with Section 855(a) of the Code. In accordance with these requirements, we paid monthly cash distributions of $0.07 per common share for each month during the nine months ended June 30, 2017 and 2016, which totaled an aggregate of $15.9 million and $14.6 million, respectively. In July 2017, our Board of Directors declared a monthly distribution of $0.07 per common share for each of July, August, and September 2017. Our Board of Directors declared these distributions based on our estimates of our investment company taxable income for the fiscal year ending September 30, 2017.

For the year ended September 30, 2016, our current and accumulated earnings and profits (after taking into account mandatorily redeemable preferred stock dividends) exceeded distributions declared and paid, and, in accordance with Section 855(a) of the Code, we elected to treat $5.5 million of the first common distributions paid in fiscal year 2017 as having been paid in the prior year.

The characterization of the common stockholder distributions declared and paid for the fiscal year ending September 30, 2017 will be determined at fiscal year-end based upon our investment company taxable income for the full fiscal year and distributions paid during the full fiscal year. Such a characterization made on a quarterly basis may not be representative of the actual full fiscal year characterization.

Preferred Stock Dividends

Our Board of Directors declared and we paid monthly cash dividends of $0.140625 per share to holders of our Series 2021 Term Preferred Stock for each of April, May and June 2017. In accordance with GAAP, we treat these monthly dividends as an operating expense. For federal income tax purposes, dividends paid by us to preferred stockholders generally constitute ordinary income to the extent of our current and accumulated earnings and profits.

Equity

Registration Statement

We filed Post-Effective Amendment No. 2 to our current Registration Statement on Form N-2 (File

No. 333-208637) with the SEC on December 22, 2016, which was declared effective by the SEC on February 6, 2017. Our Registration Statement permits us to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common stock, preferred stock or debt securities. As of June 30, 2017, we had the ability to issue up to $279.1 million in securities under the Registration Statement.

Common Stock

Pursuant to our current Registration Statement, in October 2016, we completed a public offering of 2.0 million shares of our common stock at a public offering price of $7.98 per share, which was below our then current NAV per share. In November 2016, the underwriters partially exercised their over-allotment option to purchase an additional 173,444 shares of our common stock. Gross proceeds totaled $17.3 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were approximately $16.4 million. The net proceeds of this offering were used to repay borrowings under our Credit Facility.

In January 2016, our Board of Directors authorized a share repurchase program for up to an aggregate of $7.5 million of the Company’s common stock. The program expired on January 31, 2017. During the year ended September 30, 2016, we repurchased 87,200 shares of our common stock at an average share price of $6.53, resulting in aggregate gross purchases of $0.6 million. We did not repurchase any shares during the nine months ended June 30, 2017.

Pursuant to our prior registration statement, on October 27, 2015, we completed a public offering of 2.0 million shares of our common stock at a public offering price of $8.55 per share, which was below our then current NAV per share. In November 2015, the underwriters exercised their option to purchase an additional 300,000 shares. Gross proceeds totaled $19.7 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were approximately $18.4 million. The net proceeds of this offering were used to repay borrowings under our Credit Facility.

In February 2015, we entered into equity distribution agreements (commonly referred to as “at-the-market agreements” or the “Sales Agreements”) with KeyBanc Capital Markets Inc. and Cantor Fitzgerald & Co., each a “Sales Agent,” under which we had the ability to issue and sell, from time to time, through the Sales Agents, up to an aggregate offering price of $50.0 million of our common stock. In May 2017, we terminated the Sales Agreement with KeyBanc Capital Markets Inc. and amended the Sales Agreement with Cantor Fitzgerald & Co. to reference our current registration statement. All other material terms of the Sales Agreement remained unchanged. We did not sell any shares under the Sales Agreements during the year ended September 30, 2016 or the six months ended March 31, 2017. During the three months ended June 30, 2017, we sold 362,600 shares of our common stock under the Sales Agreement with Cantor Fitzgerald & Co., at a weighted-average price of $9.89 per share and raised $3.6 million of gross proceeds. Net proceeds, after deducting commissions and offering costs borne by us, were approximately $3.4 million. As of June 30, 2017, we had a remaining capacity to sell up to $45.2 million of common stock under the Sales Agreement with Cantor Fitzgerald & Co.

We anticipate issuing equity securities to obtain additional capital in the future. However, we cannot determine the timing or terms of any future equity issuances or whether we will be able to issue equity on terms favorable to us, or at all. To the extent that our common stock trades at a market price below our NAV per share, we will generally be precluded from raising equity capital through public offerings of our common stock, other than pursuant to stockholder and independent director approval or a rights offering to existing common stockholders. We completed the abovementioned October 2016 common stock offering as a result of the stockholder approval of the proposal at our 2016 Annual Meeting of Stockholders and additional Board of Directors approval. We did not request that our stockholders approve the Company’s ability to issue shares of common stock at a price below NAV at our annual meeting of stockholders held on February 9, 2017. Should we decide to issue shares of common stock at a price below NAV, we will seek the requisite approval of our stockholders.

On September 18, 2017, the closing market price of our common stock was $9.33, a 11.33% premium to our June 30, 2017 NAV per share of $8.38.

Term Preferred Stock

Pursuant to our prior registration statement on Form N-2, in May 2014, we completed a public offering of approximately 2.4 million shares of our Series 2021 Term Preferred Stock, par value $0.001 per share, at a public offering price of $25.00 per share and a 6.75% rate. Gross proceeds totaled $61.0 million and net proceeds, after deducting underwriting discounts, commissions and offering expenses borne by us, were $58.5 million, a portion of which was used to voluntarily redeem all 1.5 million outstanding shares of our then existing 7.125% Series 2016 Term Preferred Stock, par value $0.001 per share, and the remainder was used to repay a portion of outstanding borrowings under our Credit Facility.

Our Series 2021 Term Preferred Stock is not convertible into our common stock or any other security and provides for a fixed dividend rate equal to 6.75% per year, payable monthly (which equates in total to approximately $4.1 million per year). We are required to redeem all of the outstanding Series 2021 Term Preferred Stock on June 30, 2021 for cash at a redemption price equal to $25.00 per share plus an amount equal to all unpaid dividends and distributions on each such share accumulated to (but excluding) the date of redemption (the “Series 2021 Redemption Price”). We may additionally be required to mandatorily redeem some or all of the shares of our Series 2021 Term Preferred Stock early, at the Series 2021 Redemption Price, in the event of the following: (1) upon the occurrence of certain events that would constitute a change in control, and (2) if we fail to maintain an asset coverage of at least 200% on our “senior securities that are stock” (which, currently is only the Series 2021 Term Preferred Stock) and the failure remains for a period of 30 days following the filing date of our next SEC quarterly or annual report. We may also voluntarily redeem all or a portion of the Series 2021 Term Preferred Stock at our option at the Series 2021 Redemption Price at any time after June 30, 2017. The asset coverage on our “senior securities that are stock” (thus, our Series 2021 Term Preferred Stock) as of June 30, 2017 was 249.6%.

If we fail to redeem our Series 2021 Term Preferred Stock pursuant to the mandatory redemption required on June 30, 2021, or in any other circumstance in which we are required to mandatorily redeem our Series 2021 Term Preferred Stock, then the fixed dividend rate will increase by 4.00% for so long as such failure continues. As of June 30, 2017, we have not redeemed, nor have we been required to redeem, any shares of our outstanding Series 2021 Term Preferred Stock.

Revolving Credit Facility

On May 1, 2015, we, through Business Loan, entered into a Fifth Amended and Restated Credit Agreement with KeyBank, as administrative agent, lead arranger and a lender, which increased the commitment amount of our Credit Facility from $137.0 million to $140.0 million, extended the revolving period end date by three years to January 19, 2019, decreased the marginal interest rate added to 30-day LIBOR from 3.75% to 3.25% per annum, set the unused commitment fee at 0.50% on all undrawn amounts, expanded the scope of eligible collateral, and amended other terms and conditions to among other items. If our Credit Facility is not renewed or extended by January 19, 2019, all principal and interest will be due and payable on or before April 19, 2020. Subject to certain terms and conditions, our Credit Facility may be expanded up to a total of $250.0 million through additional commitments of new or existing lenders. We incurred fees of approximately $1.1 million in connection with this amendment, which are being amortized through our Credit Facility’s revolving period end date of January 19, 2019. On June 19, 2015, we, through Business Loan, entered into certain joinder and assignment agreements with three new lenders to increase borrowing capacity on our Credit Facility by $30.0 million to $170.0 million. We incurred fees of approximately $0.6 million in connection with this expansion, which are being amortized through our Credit Facility’s revolving period end date of January 19, 2019.

On October 9, 2015 and August 18, 2016, we entered into Amendments No. 1 and 2 to our Credit Facility, respectively, each of which clarified various constraints on available borrowings.

Interest is payable monthly during the term of our Credit Facility. Available borrowings are subject to various constraints imposed under our Credit Facility, based on the aggregate loan balance pledged by Business Loan, which varies as loans are added and repaid, regardless of whether such repayments are prepayments or made as contractually required. Our Credit Facility also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with KeyBank and with The Bank of New York Mellon Trust Company, N.A. as custodian. KeyBank, which also serves as the trustee of the account, generally remits the collected funds to us once a month.

Our Credit Facility contains covenants that require Business Loan to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions), and restrict material changes to our credit and collection policies without the lenders’ consents. Our Credit Facility generally limits distributions to our stockholders on a fiscal year basis to the sum of our net investment income, net capital gains and amounts elected to have been paid during the prior year in accordance with Section 855(a) of the Code. Business Loan is also subject to certain limitations on the type of loan investments it can apply as collateral towards the borrowing base to receive additional borrowing availability under our Credit Facility, including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, portfolio company leverage and lien property. Our Credit Facility further requires Business Loan to comply with other financial and operational covenants, which obligate Business Loan to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum number of 20 obligors required in the borrowing base. Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth (defined in our Credit Facility to include our mandatorily redeemable preferred stock) of $205.0 million plus 50% of all equity and subordinated debt raised after May 1, 2015 less 50% of any equity and subordinated debt retired or redeemed after May 1, 2015, which equates to $225.0 million as of June 30, 2017, (ii) asset coverage with respect to “senior securities representing indebtedness” of at least 200%, in accordance with Sections 18 and 61 of the 1940 Act and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code.

On August 24, 2017 we, through Business Loan, entered into Amendment No. 3 (the “Amendment”) to our Credit Facility with KeyBank National Association, as administrative agent, swingline lender, managing agent and lead arranger.

Primarily, the Amendment adjusted the calculation of the borrowing base of the Credit Facility and clarified the application of excess concentrations. The Amendment also, among other items, increased the excess concentration limits for PIK loans and updated the commitment amounts for the Lenders. As of August 23, 2017, prior to the closing of the Amendment, $76.5 million of borrowings were outstanding under the Credit Facility.

As of June 30, 2017, and as defined in the performance guaranty of our Credit Facility, we had a net worth of $275.6 million, asset coverage on our “senior securities representing indebtedness” of 434.4% and an active status as a BDC and RIC. In addition, we had 32 obligors in our Credit Facility’s borrowing base as of June 30, 2017. As of June 30, 2017, we were in compliance with all of our Credit Facility covenants. Refer to Note 5—Borrowings of the notes to our accompanying Consolidated Financial Statements included elsewhere in this prospectus supplement for additional information regarding our Credit Facility.

Off-Balance Sheet Arrangements

We generally recognize success fee income only when the payment has been received. As of June 30, 2017 and September 30, 2016, we had off-balance sheet success fee receivables on our accruing debt investments of $3.8 million and $3.4 million (or approximately $0.15 per common share and $0.14 per common share), respectively, that would be owed to us based on our current portfolio if fully paid off. Consistent with GAAP, we have not recognized our success fee receivable on our balance sheet or income statement. Due to our success fees’ contingent nature, there are no guarantees that we will be able to collect all of these success fees or know the timing of such collections.

Contractual Obligations

We have lines of credit, delayed draw term loans, and an uncalled capital commitment with certain of our portfolio companies that have not been fully drawn. Since these commitments have expiration dates and we expect many will never be fully drawn, the total commitment amounts do not necessarily represent future cash requirements. We estimate the fair value of the combined unused lines of credit, the unused delayed draw term loans and the uncalled capital commitment as of June 30, 2017 and September 30, 2016 to be immaterial. The following table shows our contractual obligations as of June 30, 2017, at cost:

	Payments Due by Fiscal Years
Contractual Obligations(A)	Less than 1 Year	1-3 Years	4-5 Years	After 5 Years	Total
Credit Facility(B)	$—	$82,200	$—	$—	$82,200
Series 2021 Term Preferred Stock	—	—	61,000	—	61,000
Interest expense on debt obligations(C)	2,076	17,933	3,088	—	23,097

Total	$2,076	$100,133	$64,088	$—	$166,297

(A)	Excludes unused line of credit commitments, an unused delayed draw term loan and an uncalled capital commitment to our portfolio companies in the aggregate principal amount of $11.6 million as of June 30, 2017.
(B)	Principal balance of borrowings under our Credit Facility as of June 30, 2017, based on the current revolving period end date of January 19, 2019.
(C)	Includes estimated interest payments on our Credit Facility and distribution obligations on our Series 2021 Term Preferred Stock. The amount of interest expense calculated for purposes of this table was based upon rates and outstanding balances as of June 30, 2017. Dividend payments on our Series 2021 Term Preferred Stock assume quarterly declarations and monthly dividend payments through the date of mandatory redemption.

CRITICAL ACCOUNTING POLICIES

The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported consolidated amounts of assets and liabilities, including disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ materially from those estimates under different assumptions or conditions. We have identified our investment valuation policy (which has been approved by our Board of Directors) (the “Policy”) as our most critical accounting policy.

Investment Valuation

Fair value measurements of our investments may involve subjective judgments and estimates and due to the inherent uncertainty of determining these fair values, the fair value of our investments may fluctuate from period to period. Additionally, changes in the market environment and other events that may occur over the life of the investment may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. Refer to Note 2—Summary of Significant Accounting Policies and Note 3—Investments in the notes to our accompanying Consolidated Financial Statements included elsewhere in this prospectus supplement for additional information regarding fair value measurements.

Credit Monitoring and Risk Rating

The Adviser monitors a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance and, in some instances, used as inputs in our valuation techniques. Generally, we, through the Adviser, participate in periodic board meetings of our portfolio companies in which we hold board seats and also require them to provide annual audited and monthly unaudited financial statements. Using these statements or comparable information and board discussions, the Adviser calculates and evaluates certain credit statistics.

The Adviser risk rates all of our investments in debt securities. The Adviser does not risk rate our equity securities. For syndicated loans that have been rated by an SEC registered Nationally Recognized Statistical Rating Organization (“NRSRO”), the Adviser generally uses the average of two corporate level NRSRO’s risk ratings for such security. For all other debt securities, the Adviser uses a proprietary risk rating system. While the Adviser seeks to mirror the NRSRO systems, we cannot provide any assurance that the Adviser’s risk rating system will provide the same risk rating as an NRSRO for these securities. The Adviser’s risk rating system is used to estimate the probability of default on debt securities and the expected loss if there is a default. The Adviser’s risk rating system uses a scale of 0 to >10, with >10 being the lowest probability of default. It is the Adviser’s understanding that most debt securities of medium-sized companies do not exceed the grade of BBB on an NRSRO scale, so there would be no debt securities in the middle market that would meet the definition of AAA, AA or A. Therefore, the Adviser’s scale begins with the designation >10 as the best risk rating which may be equivalent to a BBB from an NRSRO; however, no assurance can be given that a >10 on the Adviser’s scale is equal to a BBB or Baa2 on an NRSRO scale. The Adviser’s risk rating system covers both qualitative and quantitative aspects of the business and the securities we hold.

The following table reflects risk ratings for all proprietary loans in our portfolio at June 30, 2017 and September 30, 2016, representing approximately 90.0% of the principal balance of all debt investments in our portfolio at the end of each period:

	As of June 30,	As of September 30,
Rating	2017	2016
Highest	9.0	8.0
Average	5.4	5.3
Weighted Average	5.5	5.3
Lowest	1.0	1.0

The following table reflects the risk ratings for all syndicated loans in our portfolio that were rated by an NRSRO at June 30, 2017 and September 30, 2016, representing approximately 8.2% and 7.3%, respectively, of the principal balance of all debt investments in our portfolio at the end of each period:

	As of June 30,	As of September 30,
Rating	2017	2016
Highest	5.0	5.0
Average	4.3	3.9
Weighted Average	4.2	4.0
Lowest	3.0	2.0

The following table reflects the risk ratings for all syndicated loans in our portfolio that were not rated by an NRSRO at June 30, 2017 and September 30, 2016, representing approximately 1.8% and 2.7%, respectively, of the principal balance of all debt investments in our portfolio at the end of each period:

	As of June 30,	As of September 30,
Rating	2017	2016
Highest	6.0	5.0
Average	4.5	4.0
Weighted Average	4.1	3.5
Lowest	3.0	3.0

Tax Status

We intend to continue to maintain our qualification as a RIC under Subchapter M of the Code for federal income tax purposes and also to limit certain federal excise taxes imposed on RICs. Refer to Note 9—Distributions to Common Stockholders in the notes to our accompanying Consolidated Financial Statements included elsewhere in this prospectus supplement for additional information regarding our tax status.

Revenue Recognition

Interest Income Recognition

Interest income, including the amortization of premiums, acquisition costs and amendment fees, the accretion of OID, and PIK interest, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due or if our qualitative assessment indicates that the debtor is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan for financial reporting purposes until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, we remain contractually entitled to this interest.

Other Income Recognition

We generally record success fees upon receipt of cash. Success fees are contractually due upon a change of control in a portfolio company, typically from an exit or sale. Dividend income on equity investments is accrued to the extent that such amounts are expected to be collected and if we have the option to collect such amounts in cash. We generally record prepayment fees upon receipt of cash. Prepayment fees are contractually due at the time of an investment’s exit, based on the prepayment fee schedule. Success fees, prepayment fees and dividend income are all recorded in other income in our accompanying Condensed Consolidated Statements of Operations.

Refer to Note 2—Summary of Significant Accounting Policies in the notes to our accompanying Consolidated Financial Statements included elsewhere in this prospectus supplement for additional information regarding revenue recognition.

Recent Accounting Pronouncements

Refer to Note 2—Summary of Significant Accounting Policies in the notes to our accompanying Consolidated Financial Statements included elsewhere in this prospectus supplement for a description and our application of recent accounting pronouncements.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Market risk includes risks that arise from changes in interest rates, foreign currency exchange rates, commodity prices, equity prices and other market changes that affect market sensitive instruments. The prices of securities held by us may decline in response to certain events, including those directly involving the companies whose securities are owned by us; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and interest rate fluctuations.

The primary risk we believe we are exposed to is interest rate risk. Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. We use a combination of debt and equity capital to finance our investing activities. We may use interest rate risk management techniques from time to time to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

All of our variable-rate debt investments have rates generally associated with either the current LIBOR or prime rate. As of June 30, 2017, our portfolio of debt investments on a principal basis consisted of the following:

Variable rates	89.3%
Fixed rates	10.7

Total:	100.0%

There have been no material changes in the quantitative and qualitative market risk disclosures for the nine months ended June 30, 2017 from that disclosed in our Annual Report on Form 10-K for the fiscal year ended September 30, 2016, as filed with the SEC on November 21, 2016.

SUPPLEMENTAL PORTFOLIO INFORMATION

The following table sets forth certain information as of June 30, 2017 regarding each portfolio company in which we held a debt or equity security as of such date. All such investments were made in accordance with our investment policies and procedures described in this prospectus supplement and in the accompanying prospectus.

(Dollars in thousands)

Company	Industry	Investment	% of Class Held on a Fully Diluted Basis	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS
Non-syndicated Loans:

AG Transportation Holdings, LLC	Cargo Transportation	Secured Second Lien Debt		13,000	13,065
2430 Lincolnway East		Member Profit Participation	18.00%	1,000	0
Goshen, IN 46526		Profit Participation Warrants	7.00%	244	0

Alloy Die Casting Corp.	Diversified / conglomerate manufacturing	Secured First Lien Debt		5,235	3,665
6550 Caballero Blvd.		Secured First Lien Debt		75	53
Buena Park, Ca 90620		Secured First Lien Debt		390	275
		Preferred Stock	29.60%	2,192	0
		Common Stock	29.50%	18	0

B+T Group Acquistion Inc.	Telecommunications	Secured First Lien Debt		6,000	5,940
1717 Boulder Ave #3000		Preferred Stock	13.94%	1,799	1,374
Tulsa, OK 74119

Belnick, Inc.	Home and Office Furnishings, Housewares and Durable Consumer Products	Secured Second Lien Debt		10,000	10,025
4350 Ball Ground Hwy
Canton, GA 30114

Canopy Safety Brands, LLC	Personal and non-durable consumer products	Secured First Lien Line of Credit		0	0
322 Industrial Court		Secured First Lien Debt		6,850	6,859
Concord, NC 28025		Participation Warrant	5.94%	500	286

Chinese Yellow Pages Company	Printing and publishing	Secured First Lien Line of Credit		107	0
9550 Flair Drive Suite 200
El Monte, CA 91731

Drumcree, LLC	Broadcasting and Entertainment	Secured First Lien Debt		6,177	6,192
6805 Douglas Legum Drive, Suite 100
Elkridge, MD 21075

Flight Fit N Fun LLC	Leisure, Amusement, Motion Pictures, Entertainment	Secured First Lien Debt		7,800	7,488
7200 Fullerton Road		Preferred Stock	28.00%	700	759
Springfield, VA 22150

Francis Drilling Fluids, Ltd.	Oil and gas	Secured Second Lien Debt		16,103	5,685
240 Jasmine Road		Secured Second Lien Debt		7,459	2,634
Crowley, LA 70526		Preferred Equity Units	4.57%	1,215	0
		Common Equity Units	3.90%	1	0

Funko Acquisition Holdings, LLC	Personal and non-durable consumer products	Preferred Equity Units	0.10%	167	245
1202 Shuksan Way		Common Stock	0.40%	0	0
Everett, WA 98203

GFRC Holdings, LLC	Buildings and real estate	Secured First Lien Line of Credit		1,105	1,105
3615 Miller Park Dr.		Secured First Lien Debt		1,000	1,000
Garland, TX 75042		Preferred Stock	100.00%	1,025	869
		Common Stock Warrants	45.00%	0	0

HB Capital Resources, Ltd.	Diversified/conglomerate service	Secured Second Lien Debt		22,000	22,000
2999 Oak Road, Suite 710
Walnust Creek, CA 94597

Company	Industry	Investment	% of Class Held on a Fully Diluted Basis	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS (Continued)
IA Tech, LLC	Diversified/conglomerate service	Secured First Lien Debt		23,000	23,518
1690 Roberts Blvd, Suite 108
Kennesaw, GA 30144

Leeds Novamark Capital I, L.P.	Private equity fund—healthcare, education and childcare	Limited Partnership Interest	3.46%	1,414	1,303
350 Park Avenue, 23rd Floor
New York, NY 10022

Meridian Rack & Pinion, Inc.	Automobile	Secured First Lien Debt		4,140	3,726
6740 Cobra Way		Preferred Stock	23.30%	1,449	429
San Diego, CA 92121

Merlin International, Inc	Healthcare, education, and childcare	Secured Second Lien Debt		10,000	10,112
8219 Leesburg Pike, Suite 400
Vienna, VA 22182

The Mochi Ice Cream Company	Beverage, Food and Tobacco	Secured Second Lien Debt		6,750	6,885
5563 Alcoa Avenue		Common Stock	2.49%	450	606
Vernon, CA 90058

NetFortris Corp.	Telecommunications	Secured First Lien Line of Credit		0	0
800 S Michigan St		Secured First Lien Debt		24,000	24,120
Seattle, WA 98108		Common Stock Warrant	0.00%	1	0

Precision International, LLC	Machinery	Secured First Lien Debt		795	789
435 Burt Street		Membership Unit Warrant	33.33%	0	0
Sistersville, WV 26175

Sea Link International IRB, Inc.	Automobile	Secured Second Lien Debt		5,000	5,037
13151 66th St N. Largo, FL 33773		Secured Second Lien Delayed Draw Term Loan		0	0
		Common Equity Units	1.70%	240	177

Travel Sentry, Inc	Diversified/ conglomerate service	Secured First Lien Debt		8,902	9,047
110 SE 6th Street, Suite 1754
Fort Lauderdale, FL 33301

Triple H Food Processor	Beverage, Food and Tobacco	Secured First Lien Line of Credit		0	0
5821 Wilderness Avenue		Secured First Lien Debt		7,000	7,166
Riverside, CA 92504		Common Stock	5.69%	250	452

TWS Acquisition Corporation	Healthcare, Education, and Childcare	Secured First Lien Line of Credit		0	0
120 N. 44th Street, Suite 230		Secured First Lien Debt		9,432	9,598
Phoenix, AZ 85034

United Flexible, Inc	Diversified/conglomerate manufacturing	Secured Second Lien Debt		17,815	17,723
815 Forestwood Drive		Preferred Stock	1.19%	538	479
Romeoville, IL 60446		Common Stock	1.07%	148	0

Vacation Rental Pros Property Management, LLC	Hotels, motels, inns, and gaming	Secured Second Lien Debt		7,091	7,091
200 Executive Way #200
Ponte Vedra, FL 32082

Vision Government Solutions Inc.	Diversified/conglomerate service	Secured First Lien Line of Credit		1,450	1,399
44 Bearfoot Road Northboro, MA 01532		Secured First Lien Delayed Draw Term Loan		1,600	1,450
		Secured First Lien Debt		9,000	8,261

Company	Industry	Investment	% of Class Held on a Fully Diluted Basis	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS (Continued)
WadeCo Specialties, Inc.	Oil and gas	Secured First Lien Line of Credit		2,575	2,510
480 Frelinghuysen Avenue		Secured First Lien Debt		10,671	10,424
Newark, NJ 07114		Secured First Lien Debt		7,000	6,720
		Preferred Stock	3.13%	618	1554

Subtotal – Non-syndicated loans				273,491	250,095

Syndicated Investments:

DataPipe, Inc	Diversified/conglomerate service	Secured Second Lien Debt		1,962	2,005
10 Exchange Place
Jersey City, NJ 07302

Keystone Acquisition Corp.	Diversified/conglomerate service	Secured Second Lien Debt		3,921	3,960
3204 McKnight E Drive
Pittsburgh, PA 15237

LDiscovery, LLC	Diversified/conglomerate service	Secured Second Lien Debt		4,810	4,700
8201 Greensboro Drive, Suite 717
McLean, VA 22102-3810

Medical Solutions Holdings, Inc.	Healthcare, education and childcare	Secured Second Lien Debt		2,955	3,000
1010 North 102nd Street, Suite 300
Omaha, NE 68114

NetSmart Technologies, Inc	Healthcare, education and childcare	Secured Second Lien Debt		3,607	3,642
4950 College Boulevard
Overland Park, KS 66211

New Trident Holdcorp, Inc.	Healthcare, education and childcare	Secured Second Lien Debt		3,984	2,700
920 Ridgebrook Road, 2nd Floor
Sparks, MD 21152

Edmentum Ultimate Holdings, LLC	Healthcare, education and childcare	Unsecured Debt		3,241	3,249
5600 W 83rd Street		Common Stock	2.10%	2,636	0
Bloomington, MN 55437

PSC Industrial Holdings Corp	Diversified/conglomerate services	Secured Second Lien Debt		3,450	3,010
5151 San Felipe, Suite 1100
Houston, TX 77056

SourceHOV LLC	Finance	Secured Second Lien Debt		4,879	4,781
2701 E. Grauwyler Road
Irving, TX 75061

The Active Network, Inc.	Electronics	Secured Second Lien Debt		519	517
10182 Telesis Court, Suite 100
Irevie, CA 92618

Vertellus Holdings LLC	Chemicals, Plastics and Rubber	Secured Second Lien Debt		1,099	923
1500 S Tibbs Ave		Common Stock Units	0.88%	3,018	440
Indianapolis, IN 46241

W3 Co.	Oil and gas	Common Equity		499	139
11111 Wilcrest Green Drive #300
Houston, TX 77042

Subtotal – Syndicated loans				$40,580	$33,066

Total Non-Control/Non-Affiliate Investments (represented 81.9% of total investments at fair value)				$314,071	$283,161

Company	Industry	Investment	% of Class Held on a Fully Diluted Basis	Cost	Fair Value
AFFILIATE INVESTMENTS
Edge Adhesives Holdings, Inc.	Diversified/conglomerate manufacturing	Secured First Lien Debt		6,200	5,642
30 Amberwood Parkway		Secured First Lien Debt		1,600	1,464
Ashland, OH 44805		Preferred Stock	25.16%	2,516	0

FedCap Partners, LLC	Private equity fund – aerospace and defense	Class A Membership Units	6.67%	1,634	1,562
11951 Freedom Drive, 13th Fl
Reston, VA 20190

Lignetics, Inc.	Diversified/natural resources, precious metals and minerals	Secured Second Lien Debt		6,000	6,000
11951 Freedom Drive, 13th Fl		Secured Second Lien Debt		8,000	8,000
Reston, VA 20190		Secured Second Lien Debt		3,300	3,300
		Preferred Stock		800	809
		Common Stock	9.10%	1,855	637

LWO Acquisitions Company LLC	Diversified/conglomerate manufacturing	Secured First Lien Line of Credit		2,632	2,206
1920 Hurd Drive		Secured First Lien Debt		10,863	9,117
Irving, TX 75038		Common Stock	9.99%	921	0

Syndicated Investments:

Targus Cayman HoldCo Limited	Textiles and leather	Secured First Lien Debt		2,553	2,563
1211 North Miller Street		Common Stock	5.26%	2,343	741
Anaheim, CA 92806

Total Affiliate Investments (represented 12.2% of total investments at fair value)				$51,217	$42,041

CONTROL INVESTMENTS

Defiance Integrated Technologies, Inc.	Automobile	Secured Second Lien Debt		6,065	6,065
1090 Perry Street		Common Stock	76.20%	580	4,990
Defiance, OH 43512

PIC 360, LLC	Machinery	Secured First Lien Debt		4,000	4,000
843 N Cleveland Massillon Rd		Common Equity Units	75.00%	1	173
Akron, OH 44333

Sunshine Media Holdings	Printing and publishing	Secured First Lien Line of Credit		1,328	1,328
735 Broad St, Suite 708		Secured First Lien Debt		3,525	1,105
Chattanooga, TN 37402		Secured First Lien Debt		8,401	2,640
		Secured First Lien Debt		10,700	0
		Preferred Stock	97.07%	5,275	0
		Common Stock	74.29%	740	0
		Common Stock Warrants	74.29%	0	0

Total Control Proprietary Investments (represented 5.9% of total investments at fair value)				$40,615	$20,301

Total Investments				$405,903	$345,503

Investment Concentrations

As of June 30, 2017, our portfolio consisted of investments in 47 portfolio companies located in 23 states in 22 different industries, with an aggregate fair value of $345.5 million. The five largest investments at fair value totaled $109.6 million, or 31.7% of our total investment portfolio as of June 30, 2017, as compared to $112.1 million, or 34.8% of our total investment portfolio as of September 30, 2016. As of June 30, 2017 and September 30, 2016, our average investment by obligor was $8.6 million at cost. The following table outlines our investments by security type as of June 30, 2017 and September 30, 2016:

	June 30, 2017				September 30, 2016
	Cost	Percentage of Total Investments	Fair Value	Percentage of Total Investments	Cost	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Secured first lien debt	$196,107	48.3%	$171,369	49.6%	$227,439	59.6%	$198,721	61.7%
Secured second lien debt	169,769	41.8	152,861	44.2	113,796	29.8	100,320	31.2
Unsecured debt	3,241	0.8	3,249	1.0	2,995	0.8	3,012	0.9

Total Debt Investments	369,117	90.9	327,479	94.8	344,230	90.2	302,053	93.8
Preferred equity	18,293	4.5	6,519	1.9	22,988	6.0	10,262	3.2
Common equity/equivalents	18,493	4.6	11,505	3.3	14,583	3.8	9,799	3.0

Total Equity Investments	36,786	9.1	18,024	5.2	37,571	9.8	20,061	6.2

Total Investments	$405,903	100.0%	$345,503	100.0%	$381,801	100.0%	$322,114	100.0%

Our investments at fair value consisted of the following industry classifications at June 30, 2017 and September 30, 2016:

	June 30, 2017		September 30, 2016
Industry Classification	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Diversified/Conglomerate Service	$79,349	23.0%	$48,898	15.2%
Diversified/Conglomerate Manufacturing	40,624	11.8	50,106	15.6
Healthcare, education, and childcare	33,603	9.7	70,577	21.9
Telecommunications	31,434	9.1	5,790	1.8
Oil and gas	29,666	8.6	31,279	9.7
Automobile	20,425	5.9	14,837	4.6
Diversified natural resources, precious metals and minerals	18,746	5.4	14,821	4.6
Beverage, food and tobacco	15,110	4.3	15,022	4.7
Cargo Transportation	13,065	3.8	13,000	4.0
Home and Office Furnishings, Housewares and Durable Consumer Products	10,025	2.9	—	—
Leisure, Amusement, Motion Pictures, Entertainment	8,247	2.4	8,769	2.7
Personal and non-durable consumer products	7,389	2.1	7,858	2.4
Hotels, motels, inns, and gaming	7,091	2.1	—	—
Broadcast and entertainment	6,192	1.8	4,682	1.5
Printing and publishing	5,073	1.5	6,033	1.9
Machinery	4,962	1.4	5,597	1.7
Finance	4,782	1.4	3,000	0.9
Textiles and leather	3,304	1.0	3,836	1.2
Buildings and real estate	2,974	0.9	11,223	3.5
Electronics	517	0.1	2,980	0.9
Other, < 2.0%	2,925	0.8	3,806	1.2

Total Investments	$345,503	100.0%	$322,114	100.0%

Our investments at fair value were included in the following geographic regions of the U.S. as of June 30, 2017 and September 30, 2016:

	June 30, 2017		September 30, 2016
Geographic Region	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
South	$141,545	41.0%	$131,181	40.8%
West	104,486	30.2	57,786	17.9
Midwest	58,537	16.9	100,142	31.1
Northeast	40,935	11.9	33,005	10.2

Total Investments	$345,503	100.0%	$322,114	100.0%

The geographic region indicates the location of the headquarters of our portfolio companies. A portfolio company may also have a number of other business locations in other geographic regions.

DESCRIPTION OF THE SERIES 2024 TERM PREFERRED STOCK

The following is a brief description of the terms of our Term Preferred Stock, including specific terms of the Series 2024 Term Preferred Stock. This is not a complete description and is subject to, and entirely qualified by reference to, our Articles of Amendment and Restatement, the Articles Supplementary and the exhibits thereto. The form of the Series 2024 Term Preferred Stock Articles Supplementary, and Exhibit A thereto and the TP Articles Supplementary, are attached to this prospectus supplement and the final form of the Series 2024 Term Preferred Stock Articles Supplementary will be filed with the SEC as an exhibit to our registration statement of which this prospectus supplement and the accompanying prospectus are a part. The TP Articles Supplementary, and Appendix A thereto, are filed with the SEC as an exhibit to our registration statement of which this prospectus supplement and the accompanying prospectus are a part. You may obtain copies of these documents as described under “Where You Can Find More Information.” Capitalized terms used, but not defined herein, have the meanings attributed to them in the Articles Supplementary.

General

We are authorized to issue 5,440,000 shares of Term Preferred Stock. 1,610,000 of these shares were classified and designated as 7.125% Series 2016 Term Preferred Stock and we issued 1,539,882 of those shares, which were redeemed in full May 2014 with the offering proceeds from the issuance and sale of our Series 2021 Term Preferred Stock. In connection with such offering, we reclassified and designated 70,188 authorized but unissued shares of Series 2016 Term Preferred Stock as well as 2,390,000 unissued shares of Term Preferred Stock as our Series 2021 Term Preferred Stock and issued 2,200,000 of those shares, which are currently outstanding and anticipated to be redeemed with the proceeds of this offering plus borrowings under our Credit Facility. See “Use of Proceeds.” On August 29, 2017, we reclassified and designated 20,118 authorized but unissued shares of Series 2021 Term Preferred Stock, and also classified and designation 2,979,882 authorized but unissued shares of Term Preferred Stock of the Company without designation as to series, as shares of Series 2024 Term Preferred Stock. Terms of the Series 2024 Term Preferred Stock are set forth in the Series 2024 Term Preferred Stock Articles Supplementary and Exhibit A attached thereto.

At the time of issuance, any Term Preferred Stock, including the Series 2024 Term Preferred Stock, will be fully paid and non-assessable and will have no preemptive, conversion, or exchange rights or rights to cumulative voting. The Term Preferred Stock will rank equally with shares of all our other preferred stock (collectively, “Preferred Stock”) that might be issued in the future, as to payment of dividends and the distribution of our assets upon dissolution, liquidation or winding up of our affairs. The Term Preferred Stock is, and all other Preferred Stock that we may issue in the future will be, senior as to dividends and distributions to the common stock. We may issue additional series of Term Preferred Stock or other Preferred Stock in the future.

Except in certain limited circumstances, holders of the Term Preferred Stock will not receive certificates representing their ownership interest in such shares, and the shares of Term Preferred Stock will be represented by a global certificate to be held by the Securities Depository for the Term Preferred Stock. The Depository Trust Company will initially act as Securities Depository with respect to the Term Preferred Stock.

Dividends and Dividend Periods

General. The holders of the Term Preferred Stock will be entitled to receive cumulative cash dividends and distributions on such shares, when, as and if declared by, or under authority granted by, our Board of Directors out of funds legally available for payment and in preference to dividends and distributions on Common Stock, calculated separately for each Dividend Period for such Term Preferred Stock at the Dividend Rate for such Term Preferred Stock in effect during such Dividend Period, in an amount equal to the Liquidation Preference for such Term Preferred Stock. The Dividend Rate is computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends so declared and payable will be paid to the extent permitted under state law and our charter, and to the extent available, in preference to and priority over any dividend declared and payable on the Common Stock.

Fixed Dividend Rate. The Fixed Dividend Rate is an annual rate of     % for the Series 2024 Term Preferred Stock. The Fixed Dividend Rate for Series 2024 Term Preferred Stock may be adjusted in certain circumstances, including upon the occurrence of certain events resulting in a Default Period (as defined below).

Payment of Dividends and Dividend Periods. The first Dividend Period for the Series 2024 Term Preferred Stock will commence on                  , 2017 and end on                 , 2017 and each subsequent Dividend Period will be a calendar month (or the portion thereof occurring prior to the redemption of such Series 2024 Term Preferred Stock). Dividends will be payable monthly in arrears on the Dividend Payment Date—the last Business Day of the month of the Dividend Period and upon redemption of the Series 2024 Term Preferred Stock. Except for the first Dividend Period, dividends with respect to any monthly Dividend Period will be declared and paid to holders of record of Series 2024 Term Preferred Stock as their names shall appear on our registration books at the close of business on the applicable record date, which shall be such date designated by our Board of Directors that is not more than 20, nor less than 10, calendar days prior to such Dividend Payment Date. We anticipate that dividends with respect to the first Dividend Period of the Series 2024 Term Preferred Stock will be declared and paid on                 , 2017 to holders of record of such Series 2024 Term Preferred Stock as their names appear on our registration books at the close of business on                 , 2017.

Only holders of Series 2024 Term Preferred Stock on the record date for a Dividend Period will be entitled to receive dividends and distributions payable with respect to such Dividend Period, and holders of Series 2024 Term Preferred Stock who sell shares before such a record date and purchasers of Series 2024 Term Preferred Stock who purchase shares after such a record date should take the effect of the foregoing provisions into account in evaluating the price to be received or paid for such Series 2024 Term Preferred Stock.

Although dividends will accrue and be paid monthly, the record date for holders of Series 2024 Term Preferred Stock entitled to receive dividend payments may vary from month-to-month. We will notify holders of the Series 2024 Term Preferred Stock of each record date by issuance of a quarterly press release.

Mechanics of Payment of Dividends. Not later than 12:00 noon, New York City time, on a Dividend Payment Date, we are required to deposit with the Redemption and Paying Agent sufficient funds for the payment of dividends in the form of Deposit Securities. Deposit Securities will generally consist of (1) cash or cash equivalents; (2) direct obligations of the United States or its agencies or instrumentalities that are entitled to the full faith and credit of the United States, which we refer to as the U.S. Government Obligations; (3) any Short-Term Money Market Instrument; (4) investments in money market funds registered under the 1940 Act that qualify under Rule 2a-7 under the 1940 Act or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Short-Term Money Market Instruments or U.S. Government Obligations or any combination thereof; or (5) any letter of credit from a bank or other financial institution that has a credit rating from at least one ratings agency that is the highest applicable rating generally ascribed by such ratings agency to bank deposits or short-term debt of similar banks or other financial institutions, in each case either that is a demand obligation payable to the holder on any Business Day or that has a maturity date, mandatory redemption date or mandatory payment date, preceding the relevant Redemption Date, Dividend Payment Date or other payment date. We do not intend to establish any reserves for the payment of dividends.

All Deposit Securities paid to the Redemption and Payment Agent for the payment of dividends will be held in trust for the payment of such dividends to the holders of Term Preferred Stock. Dividends will be paid by the Redemption and Payment Agent to the holders of Term Preferred Stock as their names appear on our registration books. Dividends that are in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date. Such payments are made to holders of Term Preferred Stock as their names appear on our registration books on such date, not exceeding 20 nor less than 10 calendar days preceding the payment date thereof, as may be fixed by our Board of Directors. Any payment of dividends in arrears will first be credited against the earliest accumulated but unpaid dividends. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on any Term Preferred Stock which may be in arrears. See “—Adjustment to Fixed Dividend Rate—Default Period.”

Upon failure to pay dividends for at least two years, the holders of Term Preferred Stock will acquire certain additional voting rights or as otherwise entitled under the 1940 Act. See “—Voting Rights” below. Such rights shall be the exclusive remedy of the holders of Term Preferred Stock upon any failure to pay dividends on Term Preferred Stock.

Adjustment to Fixed Dividend Rate—Default Period. Subject to the cure provisions below, a Default Period with respect to Term Preferred Stock will commence on a date we fail to deposit the Deposit Securities as required as described above. A Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and any unpaid redemption price shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. In the case of a Default, the applicable dividend rate for each day during the Default Period will be equal to the Default Rate. The “Default Rate” for any calendar day for the Series 2024 Term Preferred Stock will be equal to the applicable Dividend Rate in effect on such day plus two percent (2.00%) per annum.

No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any redemption price due (if such Default is not solely due to our willful failure) is deposited irrevocably in trust, in same-day funds with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three (3) Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount and period of such non-payment based on the actual number of calendar days comprising such period divided by 360.

Restrictions on Dividend, Redemption, Other Payments and Issuance of Debt

No full dividends and distributions will be declared or paid on Series 2024 Term Preferred Stock for any Dividend Period, or a part of a Dividend Period, unless the full cumulative dividends and distributions due through the most recent dividend payment dates for all outstanding shares of Preferred Stock (including any shares of other series of Term Preferred Stock) have been, or contemporaneously are, declared and paid through the most recent dividend payment dates for each share of Preferred Stock. If full cumulative dividends and distributions due have not been paid on all outstanding shares of Preferred Stock of any series, any dividends and distributions being declared and paid on Term Preferred Stock will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on the shares of each such series of Preferred Stock on the relevant dividend payment date. No holders of Term Preferred Stock will be entitled to any dividends and distributions in excess of full cumulative dividends and distributions as provided in the Articles Supplementary.

For so long as any shares of Term Preferred Stock are outstanding, we will not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in Common Stock) in respect of the Common Stock, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any such Common Stock, or (z) pay any proceeds of the liquidation of the Company in respect of such Common Stock, unless, in each case, (A) immediately thereafter, we will be in compliance with the 200% Asset Coverage limitations set forth under the 1940 Act after deducting the amount of such dividend or distribution or redemption or purchasing price or liquidation proceeds, (B) all cumulative dividends and distributions of shares of all series of Term Preferred Stock and all other series of Preferred Stock, if any, ranking on parity with the Term Preferred Stock due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and sufficient funds or Deposit Securities as permitted by the terms of such Preferred Stock for the payment thereof shall have been deposited irrevocably with the applicable paying agent) and (C) we have deposited Deposit Securities with the Redemption and Paying Agent in accordance with the requirements described herein with respect to outstanding Term Preferred Stock of any series to be redeemed pursuant to a Term Redemption (as defined below) or Asset Coverage mandatory redemption resulting from the failure to comply with the Asset Coverage as described below for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms described herein on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

Except as required by law, we will not redeem any shares of Series 2024 Term Preferred Stock unless all accumulated and unpaid dividends and distributions on all outstanding shares of Term Preferred Stock and other series of Preferred Stock, if any, ranking on parity with the Term Preferred Stock with respect to dividends and distributions for all applicable past dividend periods (whether or not earned or declared by us) (x) will have been or are contemporaneously paid or (y) will have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Stock) for the payment of such dividends and distributions will have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent, provided, however, that the foregoing will not prevent the purchase or acquisition of outstanding shares of Term Preferred Stock pursuant to an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding shares of Term Preferred Stock and any other series of Preferred Stock, if any, for which all accumulated and unpaid dividends and distributions have not been paid.

We may issue debt in one or more classes or series. Under the 1940 Act, we may not (1) declare any dividend with respect to any Preferred Stock if, at the time of such declaration (and after giving effect thereto), Asset Coverage with respect to any of our borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum Asset Coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its Preferred Stock) or (2) declare any other distribution on the Preferred Stock or purchase or redeem Preferred Stock if at the time of the declaration or redemption (and after giving effect thereto), Asset Coverage with respect to such borrowings that are senior securities representing indebtedness would be less than 200% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum Asset Coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares). “Senior securities representing indebtedness” generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of capital stock) and evidencing indebtedness and could include our obligations under any borrowings. For purposes of determining Asset Coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term senior security does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term senior security also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of our total assets at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 calendar days and is not extended or renewed; otherwise such loan is presumed not to be for temporary purposes. For purposes of determining whether the 200% statutory Asset Coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of Preferred Stock, such Asset Coverage may be calculated on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of the applicable determination.

Asset Coverage

If we fail to maintain Asset Coverage of at least 200% as of the close of business on the last Business Day of a Calendar Quarter, the Term Preferred Stock may become subject to mandatory redemption as provided below. “Asset Coverage” means asset coverage of a class of senior security which is a stock, as defined for purposes of Sections 18(h) and 61 of the 1940 Act as in effect on the date of the Articles Supplementary, determined on the basis of values calculated as of a time within two days (excluding Sundays and holidays) next preceding the time of such determination. For purposes of this determination, no shares of Series 2021 Term Preferred Stock, if any, will be deemed to be outstanding for purposes of the computation of Asset Coverage if, prior to or concurrently with such determination, either sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Series 2021 Term Preferred Stock) to pay the full redemption price for such Series 2021 Term Preferred Stock (or the portion thereof to be redeemed) will have been deposited in trust with the paying agent for such Series 2021 Term Preferred Stock and the requisite notice of redemption for such Series 2021 Term

Preferred Stock (or the portion thereof to be redeemed) will have been given or sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Series 2021 Term Preferred Stock) to pay the full redemption price for such Series 2021 Term Preferred Stock (or the portion thereof to be redeemed) will have been segregated by us and our custodian from our assets, by means of appropriate identification on the custodian’s books and records or otherwise in accordance with the custodian’s normal procedures. In such event, the Deposit Securities or other sufficient funds so deposited or segregated will not be included as our assets for purposes of the computation of Asset Coverage.

Redemption

Term Redemption. We are required to provide for the mandatory redemption, or the Term Redemption, of all of the Series 2024 Term Preferred Stock on                 , 2024, which we refer to as the Term Redemption Date, at a redemption price equal to the Liquidation Preference per share plus an amount equal to all unpaid dividends and distributions on such shares (whether or not earned or declared but excluding interest thereon) up to (but excluding) the Term Redemption Date, which we refer to as the Term Redemption Price.

Mandatory Redemption for Asset Coverage. If we fail to have Asset Coverage of at least 200% as provided in the Articles Supplementary and such failure is not cured as of the close of business on the Asset Coverage Cure Date, we will fix a redemption date and proceed to redeem the number of shares of Preferred Stock as described below at a price per share equal to the liquidation price per share of the applicable Preferred Stock, which in the case of the Term Preferred Stock is equal to the Liquidation Preference per share plus all unpaid dividends and distributions thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption by our Board of Directors. We will redeem out of funds legally available the number of shares of Preferred Stock (which may include at our sole option any number or proportion of Term Preferred Stock) equal to the lesser of (i) the minimum number of shares of Preferred Stock, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in us having Asset Coverage of at least 200% (provided, however, that if there is no such minimum number of shares of Preferred Stock the redemption or retirement of which would have such result, all Term Preferred Stock and other shares of Preferred Stock then outstanding shall be redeemed) and (ii) the maximum number of shares of Preferred Stock that can be redeemed out of funds expected to be legally available in accordance with our charter and applicable law. Notwithstanding the foregoing sentence, in the event that shares of Preferred Stock are redeemed pursuant to the Articles Supplementary, we may at our sole option, but are not required to, redeem a sufficient number of shares of Series 2024 Term Preferred Stock that, when aggregated with other shares of Preferred Stock redeemed by us, permits us to have with respect to the shares of Preferred Stock (including Term Preferred Stock) remaining outstanding after such redemption, Asset Coverage on such Asset Coverage Cure Date up to and including 240%. We will effect a redemption on the date fixed by us, which date will not be later than ninety (90) calendar days after the Asset Coverage Cure Date, except that if we do not have funds legally available for the redemption of all of the required number of shares of Series 2024 Term Preferred Stock which have been designated to be redeemed or we otherwise are unable to effect such redemption on or prior to ninety (90) calendar days after the Asset Coverage Cure Date, we will redeem those shares of Series 2024 Term Preferred Stock which we were unable to redeem on the earliest practicable date on which we are able to effect such redemption.

Optional Redemption. On or after                 , 2019 (any such date, an Optional Redemption Date), we may redeem in whole or from time to time in part outstanding Series 2024 Term Preferred Stock, at a redemption price equal to the Liquidation Preference, plus an amount equal to all unpaid dividends and distributions accumulated up to (but excluding) the Optional Redemption Date plus the optional redemption premium per share (if any) with respect to an optional redemption on the Series 2024 Term Preferred Stock that is effected on the Optional Redemption Date (whether or not earned or declared by us, but excluding interest thereon) (the “Optional Redemption Price”).

Subject to the provisions of the Articles Supplementary and applicable law, our Board of Directors will have the full power and authority to prescribe the terms and conditions upon which shares of Series 2024 Term Preferred Stock will be redeemed from time to time.

We may not on any date deliver a notice of redemption to redeem any shares of Term Preferred Stock pursuant to the optional redemption provisions described above unless on such date we have available Deposit Securities for the Optional Redemption Date contemplated by such notice of redemption having a Market Value not less than the amount due to holders of shares of Term Preferred Stock by reason of the redemption of such shares of Term Preferred Stock on such Optional Redemption Date.

Mandatory Redemption upon Change of Control. If a Change of Control Triggering Event (as defined below) occurs with respect to the Series 2024 Term Preferred Stock, unless we have exercised our option to redeem such Series 2024 Term Preferred Stock as described above, we will be required to redeem all of the outstanding Series 2024 Term Preferred Stock at a price equal to the Liquidation Preference, plus an amount equal to all unpaid dividends accumulated to (but excluding) the date of redemption (whether or not earned or declared by us, but excluding interest thereon), which we refer to as the Change of Control Redemption Price.

For purposes of the foregoing discussion of the Change of Control Redemption, the following definitions are applicable:

“Change of Control Triggering Event” means the occurrence of any of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of our assets and the assets of our subsidiaries, taken as a whole, to any Person, other than us or one of our subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of our outstanding Voting Stock or other Voting Stock into which our Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (3) we consolidate with, or merge with or into, any Person, or any Person consolidates with, or merges with or into, us, in any such event pursuant to a transaction in which any of our outstanding Voting Stock or the Voting Stock of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of our Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving Person or any direct or indirect parent company of the surviving Person immediately after giving effect to such transaction; or (4) the adoption of a plan relating to our liquidation or dissolution. Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control Triggering Event under clause (2) above if (i) we become a direct or indirect wholly-owned subsidiary of a holding company and (ii)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of our Voting Stock immediately prior to that transaction or (B) immediately following that transaction no Person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Person” means and includes an individual, a partnership, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Voting Stock” means, with respect to any specified Person that is a corporation as of any date, the capital stock of such Person that is at the time entitled to vote generally in the election of the directors of such Person.

Redemption Procedures. We will file a notice of our intention to redeem with the SEC so as to provide the 30 calendar day notice period contemplated by Rule 23c-2 under the 1940 Act, or such shorter notice period as may be permitted by the SEC or its staff.

If we shall determine or be required to redeem, in whole or in part, shares of Term Preferred Stock, we will deliver a notice of redemption, or a Notice of Redemption, by overnight delivery, by first class mail, postage prepaid or by electronic means to the holders of record of such shares of Term Preferred Stock to be redeemed, or request the Redemption and Paying Agent, on our behalf, to promptly do so by overnight delivery, by first class mail, postage prepaid or by electronic means. A Notice of Redemption will be provided not more than forty five (45) calendar days prior to the date fixed for redemption in such Notice of Redemption, which we refer to as the Redemption Date, provided, however, that, in the event of a Change of Control Redemption for the Series 2024 Term Preferred Stock, the Notice of Redemption will, if mailed prior to the date of consummation of the Change of Control Triggering Event, state that the Change of Control Redemption is conditioned on the Change of Control Triggering Event occurring and, provided further, that if, by the date that is three Business Days prior to the date fixed for redemption in such Notice of Redemption, the Change of Control Triggering Event shall not have occurred, the Redemption Date shall be extended until a date that is no more than three Business Days after the date on which the Change of Control Triggering Event occurs. If fewer than all of the outstanding shares of Series 2024 Term Preferred Stock are to be redeemed pursuant to either the Asset Coverage mandatory redemption provisions or the optional redemption provisions, the shares of Series 2024 Term Preferred Stock to be redeemed will be selected either (1) pro rata among Series 2024 Term Preferred Stock, (2) by lot or (3) in such other manner as our Board of Directors may determine to be fair and equitable. If fewer than all shares of Series 2024 Term Preferred Stock held by any holder are to be redeemed, the Notice of Redemption delivered to such holder shall also specify the number of shares of Series 2024 Term Preferred Stock to be redeemed from such holder or the method of determining such number. We may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to the Articles Supplementary that such redemption is subject to one or more conditions precedent and that we will not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in any Notice of Redemption or delivery thereof will affect the validity of redemption proceedings except as required by applicable law.

If we give a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by us), we will (i) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value at the time of deposit no less than the redemption price of the shares of Series 2024 Term Preferred Stock to be redeemed on the Redemption Date and (ii) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable redemption price to the holders of shares of Series 2024 Term Preferred Stock called for redemption on the Redemption Date. Notwithstanding the foregoing, if the Redemption Date is the Term Redemption Date, then such deposit of Deposit Securities will be made no later than 15 calendar days prior to the Term Redemption Date.

Upon the date of the deposit of Deposit Securities by us for purposes of redemption of shares of Series 2024 Term Preferred Stock, all rights of the holders of Series 2024 Term Preferred Stock so called for redemption shall cease and terminate except the right of the holders thereof to receive the Term Redemption Price, Mandatory Redemption Price, Optional Redemption Price or Change of Control Redemption Price thereof, as applicable (any of the foregoing referred to in this prospectus supplement as the Redemption Price, and such shares of Series 2024 Term Preferred Stock will no longer be deemed outstanding for any purpose whatsoever (other than the transfer thereof prior to the applicable Redemption Date and other than the accumulation of dividends on such stock in accordance with the terms of the Series 2024 Term Preferred Stock up to (but excluding) the applicable Redemption Date, which accumulated dividends, unless previously or contemporaneously declared and paid as contemplated by the Articles Supplementary, shall be payable only as part of the applicable Redemption Price on the date of redemption). We will be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of shares of Series 2024 Term Preferred Stock called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of ninety (90) calendar days from the Redemption Date will, to the extent permitted by law, be repaid to us, after which the holders of shares of Series 2024 Term Preferred Stock so called for redemption shall look only to us for payment of the Redemption Price. We will be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

On or after a Redemption Date, each holder of shares of Series 2024 Term Preferred Stock in certificated form (if any) that are subject to redemption will surrender the certificate(s) evidencing such shares of Series 2024 Term Preferred Stock to us at the place designated in the Notice of Redemption and will then be entitled to receive the Redemption Price, without interest, and in the case of a redemption of fewer than all shares of Series 2024 Term Preferred Stock represented by such certificate(s), a new certificate representing shares of Series 2024 Term Preferred Stock that were not redeemed.

If any redemption for which a Notice of Redemption has been provided is not made by reason of the absence of our legally available funds in accordance with the Articles Supplementary and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. No Redemption Default will be deemed to have occurred if we have failed to deposit in trust with the Redemption and Paying Agent the applicable Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent has not been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any shares of Series 2024 Term Preferred Stock, dividends may be declared and paid on such shares of Series 2024 Term Preferred Stock in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such shares of Series 2024 Term Preferred Stock shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.

We may, in our sole discretion and without a stockholder vote, modify the redemption procedures with respect to notification of redemption for the Series 2024 Term Preferred Stock, provided that such modification does not materially and adversely affect the holders of Series 2024 Term Preferred Stock or cause us to violate any applicable law, rule or regulation.

Liquidation Rights

In the event of any liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, the holders of the Term Preferred Stock will be entitled to receive out of our assets available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment will be made in respect of the common stock, a liquidation distribution equal to the Liquidation Preference, plus an amount equal to all unpaid dividends and distributions accumulated to (but excluding) the date fixed for such distribution or payment on such shares (whether or not earned or declared by us, but excluding interest thereon), and such holders will be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

If, upon any liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, our assets available for distribution among the holders of all Term Preferred Stock, and any other outstanding shares of Preferred Stock will be insufficient to permit the payment in full to such holders of Term Preferred Stock of the Liquidation Preference plus accumulated and unpaid dividends and distributions and the amounts due upon liquidation with respect to such other shares of Preferred Stock, then the available assets will be distributed among the holders of such Term Preferred Stock and such other series of Preferred Stock ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of our affairs whether voluntary or involuntary, unless and until the Liquidation Preference on each outstanding share of Term Preferred Stock plus accumulated and unpaid dividends and distributions has been paid in full to the holders of Term Preferred Stock, no dividends, distributions or other payments will be made on, and no redemption, repurchase or other acquisition by us will be made by us in respect of, the common stock.

Neither the sale of all or substantially all of the property or business of the Company, nor the merger, consolidation or our reorganization into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with us will be a dissolution, liquidation or winding up, whether voluntary or involuntary, for purposes of the provisions relating to liquidation set forth in the Articles Supplementary.

Voting Rights

Except as otherwise provided in the Articles Supplementary, or as otherwise required by applicable law, each holder of Term Preferred Stock will be entitled to one vote for each share of Term Preferred Stock held by such holder on each matter submitted to a vote of our stockholders and the holders of outstanding shares of any Preferred Stock, including the Term Preferred Stock, will vote together with holders of common stock as a single class. Under applicable rules of NASDAQ, we are currently required to hold annual meetings of stockholders.

In addition, the holders of outstanding shares of any Preferred Stock, including the Term Preferred Stock, are entitled, as a class, to the exclusion of the holders of all other securities and classes of common stock, to elect two of our directors at all times (regardless of the total number of directors serving on the Board of Directors). We refer to these directors as the Preferred Directors. The holders of outstanding shares of common stock and Preferred Stock, including Term Preferred Stock, voting together as a single class, elect the balance of our directors. Under our bylaws, our directors are divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three year term. At each annual meeting of our stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Both of the Preferred Directors will be up for election in 2018.

Notwithstanding the foregoing, if (1) at the close of business on any dividend payment date for dividends on any outstanding share of any Preferred Stock, including any outstanding shares of Term Preferred Stock, accumulated dividends (whether or not earned or declared) on the shares of Preferred Stock, including the Term Preferred Stock, equal to at least two (2) full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or (2) at any time holders of any shares of Preferred Stock are entitled under the 1940 Act to elect a majority of our directors (a period when either of the foregoing conditions exists, a Voting Period), then the number of members constituting our Board of Directors will automatically be increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of any Preferred Stock, including the Term Preferred Stock, as described above, would constitute a majority of our Board of Directors as so increased by such smallest number; and the holders of the shares of Preferred Stock, including the Term Preferred Stock, will be entitled as a class on a one-vote-per-share basis, to elect such additional directors. The terms of office of the persons who are directors at the time of that election will not be affected by the election of the additional directors. If we thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding shares of Preferred Stock, including Term Preferred Stock, for all past dividend periods, or the Voting Period is otherwise terminated, (1) the voting rights stated above shall cease, subject always, however, to the re-vesting of such voting rights in the holders of shares of Preferred Stock upon the further occurrence of any of the events described herein, and (2) the terms of office of all of the additional directors so elected will terminate automatically. Any Preferred Stock, including Term Preferred Stock, issued after the date hereof will vote with Term Preferred Stock as a single class on the matters described above, and the issuance of any other Preferred Stock, including Term Preferred Stock, by us may reduce the voting power of the holders of Term Preferred Stock.

As soon as practicable after the accrual of any right of the holders of shares of Preferred Stock to elect additional directors as described above, we will call a special meeting of such holders and notify the Redemption and Paying Agent and/or such other person as is specified in the terms of such Preferred Stock to receive notice, (i) by mailing or delivery by electronic means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Stock, a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 calendar days after the date of the delivery by electronic means or mailing of such notice. If we fail to call such a special meeting, it may be called at our expense by any such holder on like notice. The record date for determining the holders of shares of Preferred Stock entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of Preferred Stock held during a Voting Period at which directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all our other securities and classes of capital stock), will be entitled to elect the number of additional directors prescribed above on a one-vote-per-share basis.

Except as otherwise permitted by the terms of the Articles Supplementary, (a) so long as any shares of Term Preferred Stock are outstanding, we will not, without the affirmative vote or consent of the holders of at least two-thirds of shares of Term Preferred Stock, voting as a separate class, amend, alter or repeal the provisions of the charter, including the Articles Supplementary, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the Term Preferred Stock or the holders thereof and (b) so long as any Term Preferred Stock of a particular series are outstanding, we will not, without the affirmative vote or consent of the holders of at least two-thirds of Term Preferred Stock of that series, voting as a separate class, amend, alter or repeal the provisions of the charter, including the Articles Supplementary for that series, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the Term Preferred Stock of that series or the holders thereof; provided, however, that (i) a change in our capitalization as described under the heading “—Issuance of Additional Preferred Stock” will not be considered to materially and adversely affect the rights and preferences of Term Preferred Stock, and (ii) a division of a share of Term Preferred Stock will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of Term Preferred Stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a share of Term Preferred Stock or the holder thereof unless such matter (i) alters or abolishes any preferential right of such share of Term Preferred Stock, or (ii) creates, alters or abolishes any right in respect of redemption of such Term Preferred Stock (other than as a result of a division of such Term Preferred Stock). So long as any shares of Term Preferred Stock are outstanding, we will not, without the affirmative vote or consent of at least 66 2⁄3% of the holders of the shares of Term Preferred Stock outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as we are solvent and do not foresee becoming insolvent. No amendment, alteration or repeal of our obligation to pay the Term Redemption Price on the Term Redemption Date for a series of Term Preferred Stock or to accumulate dividends at the Dividend Rate for that series will be effected without, in each case, the prior unanimous vote or consent of the holders of such series of Term Preferred Stock.

The affirmative vote of the holders of at least a “majority of the outstanding shares of Preferred Stock,” including the shares of Term Preferred Stock outstanding at the time, voting as a separate class, will be required (i) to approve us ceasing to be, or to withdraw our election as, a business development company, or (ii) to approve any plan of “reorganization” (as such term is defined in Section 2(a)(33) of the 1940 Act) adversely affecting such shares of Preferred Stock. For purposes of the foregoing, the vote of a “majority of the outstanding shares of Preferred Stock” means the vote at an annual or special meeting duly called of (a) sixty seven percent (67%) or more of such shares present at a meeting, if the holders of more than fifty percent (50%) of such outstanding shares are present or represented by proxy at such meeting, or (b) more than fifty percent (50%) of such outstanding shares, whichever is less.

For purposes of determining any rights of the holders of Term Preferred Stock to vote on any matter, whether such right is created by the charter, including the Articles Supplementary, by statute or otherwise, no holder of Term Preferred Stock will be entitled to vote any shares of Term Preferred Stock and no share of Term Preferred Stock will be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such

Term Preferred Stock will have been given in accordance with the Articles Supplementary, and the Redemption Price for the redemption of such shares of Term Preferred Stock will have been irrevocably deposited with the Redemption and Paying Agent for that purpose. No shares of Term Preferred Stock held by us will have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

Unless otherwise required by law or the charter, holders of Term Preferred Stock will not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in the “Voting Rights” section of the Articles Supplementary. The holders of shares of Term Preferred Stock will have no rights to cumulative voting. In the event that we fail to declare or pay any dividends on Term Preferred Stock, the exclusive remedy of the holders will be the right to vote for additional directors as discussed above; provided that the foregoing does not affect our obligation to accumulate and, if permitted by applicable law and the Articles Supplementary, pay dividends at the Default Rate as discussed above.

Issuance of Additional Preferred Stock

So long as any shares of Term Preferred Stock are outstanding, we may, without the vote or consent of the holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of our senior securities representing stock under Section 18 of the 1940 Act, ranking on parity with the Term Preferred Stock as to payment of dividends and distribution of assets upon dissolution, liquidation or the winding up of our affairs, in addition to then outstanding shares of Term Preferred Stock, including additional series of Term Preferred Stock, and authorize, issue and sell additional shares of any such series of Preferred Stock then outstanding or so established and created, including additional Term Preferred Stock, in each case in accordance with applicable law, provided that we will, immediately after giving effect to the issuance of such additional Preferred Stock and to its receipt and application of the proceeds thereof, including to the redemption of Preferred Stock with such proceeds, have Asset Coverage of at least 200%.

Actions on Other than Business Days

Unless otherwise provided in the Articles Supplementary, if the date for making any payment, performing any act or exercising any right is not a Business Day, such payment will be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount will accrue for the period between such nominal date and the date of payment.

Modification

The TP Articles Supplementary provide that the Board of Directors, without the vote of the holders of Term Preferred Stock, may interpret, supplement or amend the provisions of the TP Articles Supplementary or any appendix thereto to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other Preferred Stock or common stock.

UNDERWRITING

Janney Montgomery Scott LLC and Ladenburg Thalmann & Co. Inc. are acting as joint book-running managers of this offering. Subject to the terms and conditions of the underwriting agreement dated                 , 2017, the underwriters have agreed to purchase severally, and we have agreed to sell to the underwriters, the number of shares of Series 2024 Term Preferred Stock set forth opposite their respective names below at the public offering price less the underwriting discounts and commissions on the cover page of this prospectus supplement.

Underwriters	Number of Shares
Janney Montgomery Scott LLC
Ladenburg Thalmann & Co. Inc.
FBR Capital Markets & Co.
BB&T Capital Markets, a division of BB&T Securities, LLC
J.J.B. Hilliard, W.L. Lyons, LLC
Wedbush Securities Inc.
William Blair & Company

Total

Janney Montgomery Scott LLC is the sole representative of the underwriters named above. The underwriting agreement provides that obligations of the underwriters to purchase the Series 2024 Term Preferred Stock that is being offered are subject to the approval of certain legal matters by counsel to the underwriters and to certain other conditions. Each underwriter is obligated to purchase all of the shares of Series 2024 Term Preferred Stock set forth opposite its name in the table above if it purchases any of the Series 2024 Term Preferred Stock.

The underwriters propose to offer some of the shares of the Series 2024 Term Preferred Stock to the public initially at the offering price per share shown on the cover page of this prospectus supplement and may offer shares to certain dealers at such price less a concession not in excess of $             per share. The underwriters may allow, and such dealers may re-allow, a concession not in excess of $             per share to certain other dealers. Investors must pay for the shares purchased in this offering on or before                 , 2017. After the public offering of the Series 2024 Term Preferred Stock, the public offering price and concessions described above may be changed by the underwriters.

We have granted to the underwriters an option, exercisable for up to 30 days after the date of this prospectus supplement, to purchase up to              additional shares of Series 2024 Term Preferred Stock at the same price per share as the public offering price, less the underwriting discounts shown on the cover page of this prospectus supplement. The underwriters may exercise such option only to cover over-allotments in the sale of the Series 2024 Term Preferred Stock offered by this prospectus supplement. To the extent that the underwriters exercise this option, each of the underwriters has a firm commitment, subject to certain conditions set forth in the underwriting agreement, to purchase the number of shares of the Series 2024 Term Preferred Stock that is proportionate to such underwriter’s initial commitment indicated in the table above.

The following table shows the per share and total underwriting discounts and commissions to be paid to the underwriters by us. The amounts as shown assume (1) no exercise and (2) exercise in full of the underwriters’ over-allotment option:

	Per share		Total
	Without Over- allotment	With Over- allotment	Without Over- allotment	With Over- allotment
Public offering price	$	$	$	$
Underwriting discounts and commissions paid by us ( % of the public offering price)	$	$	$	$
Proceeds to us, before expenses	$	$	$	$

We estimate that expenses payable by us in connection with this offering, other than underwriting discounts and commissions referred to above, will be approximately $            .

In connection with this offering and in compliance with applicable securities laws, including Regulation M under the Exchange Act, the underwriters may over-allot (i.e., sell more shares of Series 2024 Term Preferred Stock than the amount shown on the cover page of this prospectus supplement) and may effect transactions that stabilize, maintain or otherwise affect the market price of such shares at levels above those which might otherwise prevail in the open market. Such transactions may include making short sales and placing bids for the Series 2024 Term Preferred Stock or effecting purchases of such shares for the purpose of pegging, fixing or maintaining the market price of such shares or for the purpose of reducing a short position created in connection with this offering. The underwriters may cover a short position by exercising the over-allotment option described above in place of, or in addition to, open market purchases.

Additionally, the underwriters may engage in syndicate covering transactions which involve purchases of Series 2024 Term Preferred Stock in the open market after they have completed the distribution of such shares in order to cover syndicate short positions. In determining the appropriate source of shares to close out a covered short sale, the underwriters may consider, among other things, the market price of such shares compared to the purchase price of shares available under the over-allotment option.

The underwriters may also sell the Series 2024 Term Preferred Stock in excess of the over-allotment option, thereby creating a naked short position. The underwriters must close out any such naked short position by purchasing shares in the open market. The underwriters are more likely to create a naked short position if they are concerned that there may be downward pressure on the price of shares of the Series 2024 Term Preferred Stock in the open market after pricing, which could adversely affect investors who purchase in this offering.

The underwriters may also impose a penalty bid in connection with this offering. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when the Series 2024 Term Preferred Stock originally sold by such syndicate member are purchased in a stabilizing transaction or syndicate covering transaction to cover syndicate short positions. The imposition of a penalty bid may affect the open market price of the Series 2024 Term Preferred Stock to the extent that it discourages resales of such shares.

We and the underwriters make no representation or prediction as to the direction or magnitude of any effect that these transactions may have on the market price of the Series 2024 Term Preferred Stock. In addition, we and the underwriters make no representation that the underwriters will engage in such transactions or that such transactions, if and when commenced, will not be discontinued without notice.

Each underwriter does not intend to confirm sales of the Series 2024 Term Preferred Stock to any accounts over which it exercises discretionary authority.

The underwriting agreement provides that we will not, directly or indirectly, sell or otherwise dispose of any shares of the Series 2024 Term Preferred Stock for a period of 60 days after the date of this prospectus supplement without the prior written consent of Janney Montgomery Scott LLC, on behalf of the underwriters. The underwriting agreement also provides that our directors and executive officers will agree not to, directly or indirectly, sell or otherwise dispose of any of the Series 2024 Term Preferred Stock or shares of our common stock for a period of 60 days after the date of this prospectus supplement without the prior written consent of Janney Montgomery Scott LLC, on behalf of the underwriters.

In addition, the terms of the lock-up agreement do not prevent a stockholder party to such agreement from (a) transferring the Series 2024 Term Preferred Stock or shares of our common stock acquired in open market transactions after the completion of this offering, (b) transferring any or all of the Series 2024 Term Preferred Stock or shares of our common stock or other Company securities if the transfer is by (i) gift, will or intestacy, or (ii) distribution to partners, members or stockholders of the undersigned, (c) transferring Series 2024 Term Preferred Stock or shares of our common stock pursuant to any 10b5-1 trading plan in effect prior to the date of this prospectus and (d) entering into any new 10b5-1 plan, provided that no sales of Series 2024 Term Preferred Stock or shares of our common stock or other Company securities shall be made pursuant to such 10b5-1 plan until after the expiration of the lock-up period; provided, however, that in the case of a transfer pursuant to clause (b) above, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the securities subject to the provisions of the lock-up agreement.

We have agreed to indemnify the underwriters against certain liabilities that they may incur in connection with this offering, including liabilities under the Securities Act.

We have applied to list the Series 2024 Term Preferred Stock on NASDAQ, under the symbol “GLADN.” We expect the Series 2024 Term Preferred Stock to begin trading on NASDAQ within 30 days of the date of this prospectus supplement though there can be no assurance the Series 2024 Term Preferred Stock will be trading on NASDAQ during this period, or at all. Our common stock is traded on NASDAQ under the symbol “GLAD” and shares of our Series 2021 Term Preferred Stock are traded on NASDAQ under the symbol “GLADO.”

This prospectus supplement and the accompanying prospectus may be made available in electronic format on websites maintained by one or more of the underwriters or selling group members, if any, participating in this offering, and one or more of the underwriters participating in this offering may distribute this prospectus supplement and the accompanying prospectus electronically. Janney Montgomery Scott LLC, as representative of the underwriters, may agree to allocate a number of shares to underwriters and selling group members for sale to their online brokerage account holders. Internet distributions will be allocated by the underwriters and selling group members that will make internet distributions on the same basis as other allocations. Other than the prospectus supplement and the accompanying prospectus that are distributed in electronic format, the information on any of these underwriters’ or selling group members’ websites, and any other information contained on a website maintained by an underwriter or selling group member, is not part of this prospectus supplement or the accompanying prospectus.

The distribution of this prospectus supplement and the accompanying prospectus and this offering of Series 2024 Term Preferred Stock in certain jurisdictions may be restricted by law. Persons who come into possession of this prospectus supplement and the accompanying prospectus should inform themselves about and observe any such restrictions.

Conflicts of Interest and Other Relationships

The underwriters and/or certain of their affiliates may hold shares of the Series 2021 Term Preferred Stock at the time we intend to redeem all shares of the Series 2021 Term Preferred Stock. Accordingly, such underwriters and/or their affiliates may receive a portion of the net proceeds from this offering that are used to redeem the Series 2021 Term Preferred Stock.

The underwriters and certain of their affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. The underwriters and certain of their affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for us, for which they received or will receive customary fees and expenses.

In the ordinary course of their various business activities, the underwriters and certain of their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the account of their customers, and such investment and securities activities may involve our securities and/or instruments. The underwriters and certain of their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

Alternative Settlement Cycle

We expect that delivery of the Series 2024 Term Preferred Stock will be made against payment therefor on or about             , 2017, which will be the fifth business day following the date of the pricing of the Series 2024 Term Preferred Stock (such settlement being herein referred to as “T+5”). Under Rule 15c6-1 promulgated under the Exchange Act, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Series 2024 Term Preferred Stock prior to the date of delivery hereunder will be required, by virtue of the fact that the Series 2024 Term Preferred Stock initially will settle in T+5 business days, to specify an alternative settlement arrangement at the time of any such trade to prevent a failed settlement.

The principal business address of Janney Montgomery Scott LLC is 1717 Arch Street, Philadelphia, PA 19103. The principal business address of Ladenburg Thalmann & Co. Inc. is 570 Lexington Avenue, 12th Floor, New York, NY 10022. The principal business address of FBR Capital Markets & Co. is 1300 North 17th Street, Suite 1400, Arlington, VA 22209. The principal business address of BB&T Capital Markets, a division of BB&T Securities, LLC is 901 East Byrd Street, Suite 300, Richmond, VA 23219. The principal business address of J.J.B. Hilliard, W.L. Lyons, LLC is 500 W. Jefferson Street, Louisville, KY 40202. The principal business address of Wedbush Securities Inc. is 1000 Wilshire Blvd., Los Angeles, CA 90017. The principal business address of William Blair & Company is 150 North Riverside Plaza, Chicago, Illinois 60606.

DIVIDEND REINVESTMENT PLAN

This discussion serves as a supplement to the discussion in the accompanying prospectus under the heading “Dividend Reinvestment Plan.”

Our dividend reinvestment plan provides only for reinvestment of distributions on behalf of our common stockholders and does not include preferred stockholders.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT

AND REDEMPTION AND PAYING AGENT

The custodian of our assets is The Bank of New York Mellon Corp. The custodian’s address is: 500 Ross Street, Suite 935, Pittsburgh, PA 15262. Our assets are held under bank custodianship in compliance with the 1940 Act. Securities held through our wholly owned subsidiary, Gladstone Business Loan, are held under a custodian agreement with The Bank of New York Mellon Corp., which acts as collateral custodian pursuant to the Credit Facility with KeyBank National Association and certain other parties. The address of the collateral custodian is 500 Ross Street, Suite 935, Pittsburgh, PA 15262. Computershare acts as our transfer and dividend paying agent and registrar. The principal business address of Computershare Inc. is 250 Royall Street, Canton, Massachusetts 02021, telephone number 781-575-2000. Computershare also maintains an internet website at www.computershare.com.

MISCELLANEOUS

To the extent that a holder of Series 2024 Term Preferred Stock is directly or indirectly a beneficial owner of more than 10% of any class of our outstanding shares (meaning, for purposes of holders of Series 2024 Term Preferred Stock, more than 10% of our outstanding Term Preferred Stock), such 10% beneficial owner would be subject to the short-swing profit rules that are imposed pursuant to Section 16 of the Exchange Act (and related reporting requirements). These rules generally provide that such a 10% beneficial owner may have to disgorge any profits made on purchases and sales, or sales and purchases, of our equity securities (including the Series 2021 Term Preferred Stock, Series 2024 Term Preferred Stock and common stock) within any six-month time period. Investors should consult with their own counsel to determine the applicability of these rules.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act and are required to file reports, proxy statements and other information with the SEC. These documents may be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Washington, D.C. 20549.

This prospectus supplement and the accompanying prospectus do not contain all of the information in our registration statement, including amendments, exhibits and schedules. Statements in this prospectus supplement and in the accompanying prospectus about the contents of any contract or other document are not necessarily complete and, in each instance, reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about the Company and the Preferred Stock may be found in our registration statement on Form N-2 (including the related amendments, exhibits and schedules) filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our registration statement, other documents incorporated by reference in the registration statement and other information that we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

LEGAL MATTERS

Certain legal matters regarding the securities offered hereby will be passed upon for us by Bass, Berry & Sims PLC, Nashville, Tennessee. Certain matters of Maryland law, including the validity of the Preferred Stock to be issued in connection with this offering, will be passed upon for us by Venable LLP, Baltimore, Maryland. Certain legal matters will be passed upon for the underwriters by Dechert LLP, Washington, D.C.

EXPERTS

The financial statements as of September 30, 2016 and September 30, 2015 and for each of the three years in the period ended September 30, 2016 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in the Report of Management on Internal Controls) as of September 30, 2016 included in the accompanying prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

S-F-1

INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	June 30,	September 30,
	2017	2016
ASSETS
Investments, at fair value:
Non-Control/Non-Affiliate investments (Cost of $314,071 and $250,991, respectively)	$283,161	$226,401
Affiliate investments (Cost of $51,217 and $85,013, respectively)	42,041	75,473
Control investments (Cost of $40,615 and $45,797, respectively)	20,301	20,240

Total investments at fair value (Cost of $405,903 and $381,801 respectively)	345,503	322,114

Cash and cash equivalents	7,002	6,152
Restricted cash and cash equivalents	273	406
Interest receivable, net	2,284	2,333
Due from custodian	2,857	2,164
Deferred financing fees	1,039	1,521
Other assets, net	2,387	848

TOTAL ASSETS	$361,345	$335,538

LIABILITIES
Borrowings, at fair value (Cost of $82,200 and $71,300, respectively)	$82,271	$71,300
Mandatorily redeemable preferred stock, $0.001 par value, $25 liquidation preference; 4,000,000 shares authorized and 2,440,000 shares issued and outstanding, net	59,624	59,360
Accounts payable and accrued expenses	219	1,019
Interest payable	235	201
Fees due to Adviser(A)	460	1,222
Fee due to Administrator(A)	272	282
Other liabilities	1,281	947

TOTAL LIABILITIES	$144,362	$134,331

Commitments and contingencies(B)
NET ASSETS
Common stock, $0.001 par value per share, 46,000,000 shares authorized; 25,880,466 shares issued and outstanding as of June 30, 2017 and 23,344,422 shares issued and outstanding as of September 30, 2016	$26	$23
Capital in excess of par value	347,061	327,678
Cumulative net unrealized depreciation of investments	(60,400)	(59,687)
Cumulative net unrealized depreciation of other	(71)	—
(Over) under distributed net investment income	(313)	4,277
Accumulated net realized losses	(69,320)	(71,084)

TOTAL NET ASSETS	$216,983	$201,207

NET ASSET VALUE PER COMMON SHARE	$8.38	$8.62

(A)	Refer to Note 4—Related Party Transactions for additional information.
(B)	Refer to Note 10—Commitments and Contingencies for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

S-F-2

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	Three Months Ended June 30,		Nine Months Ended June 30,
	2017	2016	2017	2016
INVESTMENT INCOME
Interest income, net
Non-Control/Non-Affiliate investments	$8,047	$5,878	$21,874	$19,203
Affiliate investments	1,204	2,069	3,713	5,980
Control investments	371	304	1,249	921
Other	7	2	14	3

Total interest income	9,629	8,253	26,850	26,107
Other income
Non-Control/Non-Affiliate investments	3	542	407	1,831
Affiliate investments	—	466	1,142	466
Control investments	—	583	—	958

Total other income	3	1,591	1,549	3,255

Total investment income	9,632	9,844	28,399	29,362

EXPENSES
Base management fee(A)	1,480	1,369	4,217	4,258
Loan servicing fee(A)	1,071	896	3,009	2,876
Incentive fee(A)	1,116	1,187	3,479	3,369
Administration fee(A)	272	287	858	900
Interest expense on borrowings	904	648	2,047	2,066
Dividend expense on mandatorily redeemable preferred stock	1,029	1,029	3,087	3,088
Amortization of deferred financing fees	274	273	821	802
Professional fees	223	214	665	925
Other general and administrative expenses	230	426	774	1,106

Expenses, before credits from Adviser	6,599	6,329	18,957	19,390
Credit to base management fee—loan servicing fee(A)	(1,071)	(896)	(3,009)	(2,876)
Credits to fees from Adviser—other(A)	(1,275)	(496)	(3,494)	(1,736)

Total expenses, net of credits	4,253	4,937	12,454	14,778

NET INVESTMENT INCOME	5,379	4,907	15,945	14,584

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized (loss) gain:
Non-Control/Non-Affiliate investments	(23)	(153)	3,903	8,875
Affiliate investments	—	72	(2,330)	1,280
Control investments	—	(3)	(4,999)	(318)
Other	—	—	—	(64)

Total net realized (loss) gain	(23)	(84)	(3,426)	9,773
Net unrealized appreciation (depreciation):
Non-Control/Non-Affiliate investments	283	4,176	(6,320)	(18,558)
Affiliate investments	190	(2,012)	364	(8,546)
Control investments	516	(1,471)	5,243	(6,643)
Other	(182)	—	(71)	62

Total net unrealized appreciation (depreciation)	807	693	(784)	(33,685)

Net realized and unrealized gain (loss)	784	609	(4,210)	(23,912)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,163	$5,516	$11,735	$(9,328)

BASIC AND DILUTED PER COMMON SHARE:
Net investment income	$0.21	$0.21	$0.63	$0.63

Net increase (decrease) in net assets resulting from operations	$0.24	$0.24	$0.46	$(0.40)

Distributions declared and paid	$0.21	$0.21	$0.63	$0.63

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING: Basic and Diluted	25,576,149	23,363,952	25,288,289	23,145,842

(A)	Refer to Note 4—Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

S-F-3

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

	Nine Months Ended June 30,
	2017	2016
OPERATIONS
Net investment income	$15,945	$14,584
Net realized (loss) gain on investments and other	(3,426)	9,773
Net unrealized depreciation of investments	(713)	(33,747)
Net unrealized (depreciation) appreciation of other	(71)	62

Net increase (decrease) in net assets resulting from operations	11,735	(9,328)

DISTRIBUTIONS
Distributions to common stockholders from net investment income	(15,945)	(11,395)
Distributions to common stockholders from realized gains	—	(3,189)

Total distributions to common stockholders	(15,945)	(14,584)

CAPITAL TRANSACTIONS
Issuance of common stock	20,932	19,665
Offering costs for issuance of common stock	(946)	(1,111)
Repurchase of common stock	—	(572)

Net increase in net assets resulting from capital transactions	19,986	17,982

NET INCREASE (DECREASE) IN NET ASSETS	15,776	(5,930)
NET ASSETS, BEGINNING OF PERIOD	201,207	191,444

NET ASSETS, END OF PERIOD	$216,983	$185,514

(A)	Refer to Note 4—Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS.

S-F-4

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

	Nine Months Ended June 30,
	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$11,735	$(9,328)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash (used in) provided by operating activities:
Purchase of investments	(95,449)	(59,862)
Principal repayments on investments	62,792	78,596
Net proceeds from sale of investments	8,289	19,829
Net realized loss (gain) on investments	3,426	(9,837)
Increase in investments due to paid-in-kind interest or other	(3,599)	(4,311)
Net change in premiums, discounts and amortization	439	(109)
Cost adjustments on non-accrual loans	—	(388)
Net unrealized depreciation of investments	713	33,747
Net realized loss on other	—	64
Net unrealized depreciation (appreciation) of other	71	(62)
Changes in assets and liabilities:
Decrease in restricted cash and cash equivalents	133	223
Amortization of deferred financing fees	821	802
Decrease in interest receivable, net	49	2,927
Decrease in due from custodian	(693)	(593)
Increase in other assets, net	(1,539)	(2,803)
Decrease in accounts payable and accrued expenses	(800)	(163)
Increase (decrease) in interest payable	34	(108)
(Decrease) increase in fees due to Adviser(A)	(762)	460
(Decrease) increase in fee due to Administrator(A)	(10)	37
Increase in other liabilities	334	2,770

Net cash (used in) provided by operating activities	(14,016)	51,891

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	108,000	77,000
Repayments on borrowings	(97,100)	(131,000)
Deferred financing fees	(75)	(75)
Proceeds from issuance of common stock	20,932	19,665
Offering costs for issuance of common stock	(946)	(1,111)
Repurchases of common stock	—	(572)
Distributions paid to common stockholders	(15,945)	(14,584)

Net cash provided by (used in) financing activities	14,866	(50,677)

NET INCREASE IN CASH AND CASH EQUIVALENTS	850	1,214
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	6,152	3,808

CASH AND CASH EQUIVALENTS, END OF PERIOD	$7,002	$5,022

NON-CASH ACTIVITIES(B)	$—	$3,921

(A)	Refer to Note 4—Related Party Transactions for additional information.
(B)	Significant non-cash operating activities consisted principally of the following transaction:

In February 2016, our investment in Targus Group International, Inc. was restructured resulting in non-cash activity of $3.9 million and a new investment in Targus Cayman HoldCo Limited, which is listed on the accompanying Consolidated Schedule of Investments as of June 30, 2017 and September 30, 2016.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

S-F-5

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS

JUNE 30, 2017

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(M):
Proprietary Investments:
AG Transportation Holdings, LLC	Cargo transport	Secured Second Lien Debt (13.3%, Due 3/2018)(C)	$13,000	$13,000	$13,065
		Member Profit Participation (18.0% ownership)(E)(G)		1,000	—
		Profit Participation Warrants (7.0% ownership)(E)(G)		244	—

				14,244	13,065

Alloy Die Casting Corp.(R)	Diversified/conglomerate manufacturing	Secured First Lien Debt (13.5%, Due 10/2018)(C)(H)	5,235	5,235	3,665
		Secured First Lien Debt (13.5%, Due 10/2018)(C)(H)	75	75	53
		Secured First Lien Debt (Due 10/2018)(C)(P)	390	390	275
		Preferred Stock (2,192 shares)(E)(G)		2,192	—
		Common Stock (270 shares)(E)(G)		18	—

				7,910	3,993

B+T Group Acquisition Inc.(R)	Telecommunications	Secured First Lien Debt (13.0%, Due 12/2019)(C)	6,000	6,000	5,940
		Preferred Stock (5,503 shares)(E)(G)(J)		1,799	1,374

				7,799	7,314

Belnick, Inc.	Home and Office Furnishings, Housewares and Durable Consumer Products	Secured Second Lien Debt (11.0%, Due 8/2023)(C)(F)	10,000	10,000	10,025

Canopy Safety Brands, LLC	Personal and non-durable consumer products	Secured First Lien Line of Credit, $500 available (7.7%, Due 9/2019)(C)	—	—	—
		Secured First Lien Debt (10.7%, Due 9/2021)(C)	6,850	6,850	6,859
		Participation Warrant(E)(G)		500	286

				7,350	7,145

Chinese Yellow Pages Company	Printing and publishing	Secured First Lien Line of Credit, $0 available (8.0%, Due 2/2015)(E)	107	107	—

Drumcree, LLC	Broadcasting and entertainment	Secured First Lien Debt (15.0% PIK, Due 8/2017)(E)(F)	6,192	6,177	6,192

Flight Fit N Fun LLC	Leisure, Amusement, Motion Pictures, Entertainment	Secured First Lien Debt (15.2%, Due 9/2020)(C)	7,800	7,800	7,488
		Preferred Stock (700,000 units)(E)(G)		700	759

				8,500	8,247

S-F-6

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(M) (Continued):
Francis Drilling Fluids, Ltd.	Oil and gas	Secured Second Lien Debt (11.9% PIK, Due 4/2020)(C)	16,243	16,103	5,685
		Secured Second Lien Debt (10.8% PIK, Due 4/2020)(C)	7,524	7,459	2,634
		Preferred Equity Units (1,656 units)(E)(G)		1,215	—
		Common Equity Units (1,656 units)(E)(G)		1	—

				24,778	8,319
Funko Acquisition Holdings, LLC(R)	Personal and non-durable consumer products	Preferred Equity Units (260 units)(E)(G)		167	245
		Common Stock (975 units)(E)(G)		—	—

				167	245

GFRC Holdings, LLC	Buildings and real estate	Secured First Lien Line of Credit, $95 available (9.0%, Due 9/2018)(E)	1,105	1,105	1,105
		Secured First Lien Debt (9.0%, Due 9/2018)(E)	1,000	1,000	1,000
		Preferred Stock (1,000 shares)(E)(G)		1,025	869
		Common Stock Warrants (45.0% ownership)(E)(G)		—	—

				3,130	2,974

HB Capital Resources, Ltd.	Diversified/conglomerate service	Secured Second Lien Debt (11.5%, Due 10/2022)(I)	22,000	22,000	22,000

IA Tech, LLC	Diversified/conglomerate service	Secured First Lien Debt (12.2%, Due 6/2021)(C)	23,000	23,000	23,518

Leeds Novamark Capital I, L.P.	Private equity fund–healthcare, education and childcare	Limited Partnership Interest (3.5% ownership, $1,581 uncalled capital commitment)(G)(L)(Q)		1,414	1,303

Meridian Rack & Pinion, Inc.(R)	Automobile	Secured First Lien Debt (13.5%, Due 12/2018)(C)	4,140	4,140	3,726

		Preferred Stock (1,449 shares)(E)(G)		1,449	429

				5,589	4,155

Merlin International, Inc.	Healthcare, education, and childcare	Secured Second Lien Debt (11.2%, Due 8/2022)(C)	10,000	10,000	10,112

The Mochi Ice Cream Company(T)	Beverage, Food and Tobacco	Secured Second Lien Debt (11.7%, Due 1/2021)(C)	6,750	6,750	6,885
		Common Stock (450 units)(E)(G)		450	606

				7,200	7,491

NetFortris Corp.	Telecommunications	Secured First Lien Line of Credit, $2,000 available (11.2%, Due 11/2017)(C)	—	—	—
		Secured First Lien Debt (9.6%, Due 2/2021)(C)	24,000	24,000	24,120
		Common Stock Warrant(E)(G)		1	—

				24,001	24,120

S-F-7

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(M) (Continued):
Precision International, LLC	Machinery	Secured First Lien Debt (10.0% PIK, Due 9/2021)(C)(F)	795	795	789
		Membership Unit Warrant (33.3% ownership)(E)(G)		—	—

				795	789

Sea Link International IRB, Inc.	Automobile	Secured Second Lien Debt (11.3%, Due 11/2021)(C)(F)	5,000	5,000	5,037
		Secured Second Lien Delayed Draw Term Loan, $2,000 available (11.3%, Due 11/2021)(C)(F)	—	—	—
		Common Equity Units (240,000 units)(E)(G)		240	177

				5,240	5,214

Travel Sentry, Inc.	Diversified/conglomerate service	Secured First Lien Debt (10.3%, Due 12/2021)(C)	8,902	8,902	9,047

Triple H Food Processors, LLC	Beverage, Food and Tobacco	Secured First Lien Line of Credit, $1,500 available (8.0%, Due 8/2018)(C)	—	—	—
		Secured First Lien Debt (10.0%, Due 8/2020)(C)	7,000	7,000	7,166
		Common Stock (250,000 units)(E)(G)		250	452

				7,250	7,618

TWS Acquisition Corporation	Healthcare, education and childcare	Secured First Lien Line of Credit, $1,500 available (9.2%, Due 7/2017)(C)	—	—	—
		Secured First Lien Debt (9.2%, Due 7/2020)(C)	9,432	9,432	9,598

				9,432	9,598

United Flexible, Inc.	Diversified/conglomerate manufacturing	Secured Second Lien Debt (10.7%, 2.0% PIK, Due 2/2022)(C)	17,902	17,815	17,723
		Preferred Stock (538 shares)(E)(G)		538	479
		Common Stock (1,158 shares)(E)(G)		148	—

				18,501	18,202

Vacation Rental Pros Property Management, LLC	Hotels, motels, inns, and gaming	Secured Second Lien Debt (11.2%, 3.0% PIK, Due 6/2023)(C)	7,091	7,091	7,091

Vision Government Solutions, Inc.	Diversified/conglomerate service	Secured First Lien Line of Credit, $0 available (10.0%, Due 1/2019)(C)	1,450	1,450	1,399
		Secured First Lien Delayed Draw Term Loan, $900 available (10.0%, Due 1/2019)(C)(F)	1,600	1,600	1,450
		Secured First Lien Debt (10.0%, Due 1/2019)(C)	9,000	9,000	8,261

				12,050	11,110

S-F-8

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(M) (Continued):
WadeCo Specialties, Inc.	Oil and gas	Secured First Lien Line of Credit, $425 available (8.2%, Due 4/2018)(C)	2,575	2,575	2,510
		Secured First Lien Debt (8.2%, Due 3/2019)(C)	10,691	10,671	10,424
		Secured First Lien Debt (12.0%, Due 3/2019)(C)	7,000	7,000	6,720
		Preferred Stock (1,000 shares)(E)(G)		618	1,554

				20,864	21,208

Subtotal—Non-Control/Non-Affiliate Proprietary Investments				$273,491	$250,095

Syndicated Investments:
DataPipe, Inc.	Diversified/conglomerate service	Secured Second Lien Debt (9.2%, Due 9/2019)(D)	$2,000	$1,962	$2,005

Keystone Acquisition Corp.	Diversified/conglomerate service	Secured Second Lien Debt (10.5%, Due 5/2025)(D)	4,000	3,921	3,960

LDiscovery, LLC	Diversified/conglomerate service	Secured Second Lien Debt (11.2%, Due 12/2023)(D)	5,000	4,810	4,700

Medical Solutions Holdings, Inc.	Healthcare, education and childcare	Secured Second Lien Debt (9.5%, Due 12/2023)(I)	3,000	2,955	3,000

NetSmart Technologies, Inc.	Healthcare, education and childcare	Secured Second Lien Debt (10.7%, Due 10/2023)(D)	3,660	3,607	3,642

New Trident Holdcorp, Inc.	Healthcare, education and childcare	Secured Second Lien Debt (10.7%, Due 7/2020)(D)	4,000	3,984	2,700

Edmentum Ultimate Holdings, LLC(S)	Healthcare, education and childcare	Unsecured Debt (10.0% PIK, Due 6/2020)(C)(F)	3,241	3,241	3,249
		Common Stock (21,429 shares)(E)(G)		2,636	—

				5,877	3,249

PSC Industrial Holdings Corp.	Diversified/conglomerate service	Secured Second Lien Debt (9.5%, Due 12/2021)(D)	3,500	3,450	3,010

SourceHOV LLC	Finance	Secured Second Lien Debt (11.8%, Due 4/2020)(D)	5,000	4,879	4,781

The Active Network, Inc.	Electronics	Secured Second Lien Debt (10.7%, Due 11/2021)(D)	519	519	517

Vertellus Holdings LLC	Chemicals, plastics and rubber	Secured Second Lien Debt (13.2%, Due 10/2021)(D)	1,099	1,099	923
		Common Stock Units (879,121 units)(D)(G)		3,018	440

				4,117	1,363
W3 Co.	Oil and gas	Common Equity (435 shares)(D)(G)	499	499	139

Subtotal—Non-Control/Non-Affiliate Syndicated Investments				$40,580	$33,066

Total Non-Control/Non-Affiliate Investments (represented 81.9% of total investments at fair value)				$314,071	$283,161

AFFILIATE INVESTMENTS(N):
Proprietary Investments:
Edge Adhesives Holdings, Inc.(R)	Diversified/conglomerate	Secured First Lien Debt (12.5%, Due 2/2019)(C)	$6,200	$6,200	$5,642
	manufacturing	Secured First Lien Debt (13.8%, Due 2/2019)(C)	1,600	1,600	1,464
		Preferred Stock (2,516 units)(E)(G)		2,516	—

				10,316	7,106

S-F-9

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
AFFILIATE INVESTMENTS(N) (Continued):
FedCap Partners, LLC	Private equity fund—aerospace and defense	Class A Membership Units (80 units, $0 Uncalled Commitment)(G)(K)(Q)		1,634	1,562

Lignetics, Inc.	Diversified natural resources, precious metals and minerals	Secured Second Lien Debt (12.0%, Due 2/2021)(C)	6,000	6,000	6,000
		Secured Second Lien Debt (12.0%, Due 2/2021)(C)	8,000	8,000	8,000
		Secured Second Lien Debt (12.0%, Due 2/2021)(C)	3,300	3,300	3,300
		Preferred Stock (40,000 shares)(E)(G)		800	809
		Common Stock (152,603 shares)(E)(G)		1,855	637

				19,955	18,746

LWO Acquisitions Company LLC	Diversified/conglomerate manufacturing	Secured First Lien Line of Credit, $0 available (6.7%, 2.0% PIK, Due 3/2018)(C)	2,635	2,632	2,206
		Secured First Lien Debt (9.7%, 2.0% PIK, Due 12/2019)(C)	10,886	10,863	9,117
		Common Units (921,000 units)(E)(G)		921	—

				14,416	11,323

Subtotal—Affiliate Proprietary Investments				$46,321	$38,737

Syndicated Investments:
Targus Cayman HoldCo Limited	Textiles and leather	Secured First Lien Debt (15.0% PIK, Due 12/2019)(C)(F)	2,553	2,553	2,563
		Common Stock (526,141 shares)(E)(G)		2,343	741

				4,896	3,304

Total Affiliate Investments (represented 12.2% of total investments at fair value)				$51,217	$42,041

CONTROL INVESTMENTS(O):
Proprietary Investments:
Defiance Integrated Technologies, Inc.	Automobile	Secured Second Lien Debt (11.0%, Due 2/2019)(E)	$6,065	$6,065	$6,065
		Common Stock (33,321 shares)(E)(G)		580	4,990

				$6,645	$11,055

PIC 360, LLC	Machinery	Secured First Lien Debt (14.0%, Due 12/2017)(E)(F)	4,000	4,000	4,000
		Common Equity Units (750 units)(E)(G)		1	173

				4,001	4,173

Sunshine Media Holdings	Printing and publishing	Secured First Lien Line of Credit, $672 available (8.0%, Due 5/2018)(E)(F)	1,328	1,328	1,328
		Secured First Lien Debt (8.0%, Due 5/2018)(E)(F)(H)	5,000	3,525	1,105
		Secured First Lien Debt (4.8%, Due 5/2018)(E)(H)	11,948	8,401	2,640
		Secured First Lien Debt (5.5%, Due 5/2018)(E)(H)	10,700	10,700	—
		Preferred Stock (15,270 shares)(E)(G)(J)		5,275	—
		Common Stock (1,867 shares)(E)(G)		740	—
		Common Stock Warrants (72 shares)(E)(G)		—	—

				29,969	5,073

Total Control Proprietary Investments (represented 5.9% of total investments at fair value)				$40,615	$20,301

TOTAL INVESTMENTS				$405,903	$345,503

S-F-10

(A)	Certain of the securities listed in this schedule are issued by affiliate(s) of the indicated portfolio company. The majority of the securities listed, totaling $302.8 million at fair value, are pledged as collateral to our revolving line of credit, as described further in Note 5—Borrowings. Under the Investment Company Act of 1940, as amended, (the “1940 Act”), we may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of June 30, 2017, two of our investments (FedCap Partners, LLC and Leeds Novamark Capital I, L.P.) are considered non-qualifying assets under Section 55 of the 1940 Act. Such non-qualifying assets represent 0.8% of total investments, at fair value, as of June 30, 2017.
(B)	Percentages represent cash interest rates (which are generally indexed off of the 30-day London Interbank Offered Rate (“LIBOR”)) in effect at June 30, 2017, and due dates represent the contractual maturity date. If applicable, paid-in-kind (“PIK”) interest rates are noted separately from the cash interest rates and any unused line of credit fees are excluded. Secured first lien debt securities generally take the form of first priority liens on substantially all of the assets of the underlying portfolio company businesses.
(C)	Fair value was based on an internal yield analysis or on estimates of value submitted by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”).
(D)	Fair value was based on the indicative bid price on or near June 30, 2017, offered by the respective syndication agent’s trading desk.
(E)	Fair value was based on the total enterprise value of the portfolio company, which was then allocated to the portfolio company’s securities in order of their relative priority in the capital structure.
(F)	Debt security has a fixed interest rate.
(G)	Security is non-income producing.
(H)	Debt security is on non-accrual status.
(I)	New investment valued at cost, as it was determined that the price paid during the quarter ended June 30, 2017 best represents fair value as of June 30, 2017.
(J)	Aggregates all shares of such class of stock owned without regard to specific series owned within such class, some series of which may or may not be voting shares.
(K)	There are certain limitations on our ability to transfer our units owned, withdraw, or resign prior to dissolution of the entity, which must occur no later than May 3, 2020.
(L)	There are certain limitations on our ability to withdraw our partnership interest prior to dissolution of the entity, which must occur no later than May 9, 2024 or two years after all outstanding leverage has matured.
(M)	Non-Control/Non-Affiliate investments, as defined by the 1940 Act, are those that are neither Control nor Affiliate investments and in which we own less than 5.0% of the issued and outstanding voting securities.
(N)	Affiliate investments, as defined by the 1940 Act, are those in which we own, with the power to vote, between and inclusive of 5.0% and 25.0% of the issued and outstanding voting securities.
(O)	Control investments, as defined by the 1940 Act, are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities.
(P)	Debt security does not have a stated current interest rate.
(Q)	Fair value was based on net asset value provided by the fund as a practical expedient.
(R)	One of our affiliated funds, Gladstone Investment Corporation, co-invested with us in this portfolio company pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission.
(S)	Investment formerly known as PLATO Learning, Inc.
(T)	Investment formerly known as Mikawaya.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

S-F-11

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(N):
Proprietary Investments:
AG Transportation Holdings, LLC	Cargo transport	Secured Second Lien Debt (13.3%, Due 3/2018)(D)	$13,000	$13,000	$13,000
		Member Profit Participation (18.0% ownership)(F)(H)		1,000	—
		Profit Participation Warrants (7.0% ownership)(F)(H)		244	—

				14,244	13,000

Alloy Die Casting Corp.(T)	Diversified/conglomerate manufacturing	Secured First Lien Debt (13.5%, Due 10/2018)(D)	5,235	5,235	4,973
		Secured First Lien Debt (13.5%, Due 10/2018)(D)	75	75	71
		Secured First Lien Debt (Due 10/2018)(D)(Q)	390	390	372
		Preferred Stock (1,742 shares)(F)(H)		1,742	—
		Common Stock (270 shares)(F)(H)		18	—

				7,460	5,416

Behrens Manufacturing, LLC(T)	Diversified/conglomerate	Secured First Lien Debt (13.0%, Due 12/2018)(R)	4,275	4,275	4,638
	manufacturing	Preferred Stock (1,253 shares)(H)(R)		1,253	4,100

				5,528	8,738

B+T Group Acquisition Inc.(T)	Telecommunications	Secured First Lien Debt (13.0%, Due 12/2019)(D)	6,000	6,000	5,790
		Preferred Stock (5,503 shares)(F)(H)(K)		1,799	—

				7,799	5,790

Canopy Safety Brands, LLC	Personal and non-durable consumer products	Secured First Lien Line of Credit, $500 available (7.0%, Due 9/2019)(J)	—	—	—
		Secured First Lien Debt (10.5%, Due 9/2021)(J)	7,000	7,000	7,000
		Participation Warrant(J)		500	500

				7,500	7,500

Chinese Yellow Pages Company	Printing and publishing	Secured First Lien Line of Credit, $0 available (7.3%, Due 2/2015)(F)	108	108	—

Drumcree, LLC	Broadcasting and entertainment	Secured First Lien Debt (13.0% PIK, Due 1/2017)(F)(G)	4,836	4,836	4,682

Flight Fit N Fun LLC	Leisure, Amusement, Motion Pictures, Entertainment	Secured First Lien Debt (12.0%, Due 9/2020)(D) Preferred Stock (700,000 units)(F)(H)	7,800	7,800	7,800
				700	969

				8,500	8,769

S-F-12

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(N) (Continued):
Francis Drilling Fluids, Ltd.	Oil and gas	Secured Second Lien Debt (11.4%, Due 4/2020)(D)	15,000	15,000	8,250
		Secured Second Lien Debt (10.8%, Due 4/2020)(D)	7,000	7,000	3,850
		Preferred Equity Units (1,277 units)(F)(H)		976	—
		Common Equity Units (1,277 units)(F)(H)		1	—

				22,977	12,100

Funko Acquisition Holdings, LLC(T)	Personal and non-durable consumer products	Preferred Equity Units (260 units)(H)(F)		260	358
		Common Stock (975 units)(H)(F)		—	—

				260	358

GFRC Holdings, LLC	Buildings and real estate	Secured First Lien Line of Credit, $295 available (9.0%, Due 9/2018)(F)	905	905	905
		Secured First Lien Debt (9.0%, Due 9/2018)(F)	1,000	1,000	1,000
		Preferred Stock (1,000 shares)(F)(H)		1,025	754
		Common Stock Warrants (45.0% ownership)(F)(H)		—	—

				2,930	2,659

IA Tech, LLC	Diversified/conglomerate service	Secured First Lien Debt (12.0%, Due 6/2021)(D)	23,000	23,000	23,230

LCR Contractors, LLC	Buildings and Real Estate	Secured First Lien Debt (10.0%, Due 1/2021)(D)	8,500	8,500	8,564

Leeds Novamark Capital I, L.P.	Private equity fund—healthcare, education and childcare	Limited Partnership Interest (3.5% ownership, $2,004 uncalled capital commitment)(H)(M)(S)		991	779

Meridian Rack & Pinion, Inc.(T)	Automobile	Secured First Lien Debt (13.5%, Due 12/2018)(D)	4,140	4,140	3,767
		Preferred Stock (1,449 shares)(F)(H)		1,449	255

				5,589	4,022

Merlin International, Inc.	Healthcare, education, and childcare	Secured Second Lien Debt (11.0%, Due 8/2022)(J)	10,000	10,000	10,000

Mikawaya	Beverage, Food and Tobacco	Secured Second Lien Debt (11.5%, Due 1/2021)(D)	6,750	6,750	6,649
		Common Stock (450 units)(F)(H)		450	172

				7,200	6,821

Precision International, LLC	Machinery	Secured First Lien Debt (10.0% PIK, Due 9/2021)(F)(G)	600	600	600
		Secured First Lien Mortgage Note (3.0%, Due 9/2017)(F)(G)	1,000	1,000	996
		Membership Unit Warrant (33.3% ownership)(F)(H)		—	—

				1,600	1,596

S-F-13

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(N) (Continued):
Travel Sentry, Inc.	Diversified/conglomerate service	Secured First Lien Debt (9.5%, Due 12/2021)(D)	9,665	9,665	9,677

Triple H Food Processors	Beverage, Food and Tobacco	Secured First Lien Line of Credit, $1,500 available (7.8%, Due 8/2018)(D)	—	—	—
		Secured First Lien Debt (9.8%, Due 8/2020)(D)	7,600	7,600	7,676
		Common Stock (250,000 units)(F)(H)		250	525

				7,850	8,201

TWS Acquisition Corporation	Healthcare, education and childcare	Secured First Lien Line of Credit, $1,500 available (9.0%, Due 7/2017)(D)	—	—	—
		Secured First Lien Debt (9.0%, Due 7/2020)(D)	10,000	10,000	10,050

				10,000	10,050

United Flexible, Inc.	Diversified/conglomerate manufacturing	Secured Second Lien Debt (10.5%, 2.0% PIK, Due 2/2022)(D)	17,632	17,632	17,280
		Preferred Stock (382 shares)(F)(H)		382	428
		Common Stock (852 shares)(F)(H)		44	36

				18,058	17,744

Vision Government Solutions, Inc.	Diversified/conglomerate service	Secured First Lien Line of Credit, $0 available (7.5%, Due 1/2017)(D)	1,450	1,450	1,355
		Secured First Lien Delayed Draw Term Loan, $1,300 available (10.0%, Due 1/2017)(D)(G)	1,200	1,200	1,106
		Secured First Lien Debt (9.8%, Due 1/2017)(D)	9,000	9,000	8,293

				11,650	10,754

WadeCo Specialties, Inc.	Oil and gas	Secured First Lien Line of Credit, $1,125 available (8.0%, Due 4/2017)(D)	1,175	1,174	1,127
		Secured First Lien Debt (8.0%, Due 3/2019)(D)	11,691	11,691	11,216
		Secured First Lien Debt (12.0%, Due 3/2019)(D)	7,000	7,000	6,637
		Preferred Stock (1,000 shares)(F)(H)		618	—

				20,483	18,980

Subtotal—Non-Control/Non-Affiliate Proprietary Investments				$216,728	$199,430

Syndicated Investments: Autoparts Holdings Limited	Automobile	Secured Second Lien Debt (11.0%, Due 1/2018)(E)	$700	$699	$609

DataPipe, Inc.	Diversified/conglomerate service	Secured Second Lien Debt (9.0%, Due 9/2019)(E)	2,000	1,951	1,965

NetSmart Technologies, Inc.	Healthcare, education and childcare	Secured Second Lien Debt (10.5%, Due 10/2023)(E)	2,000	1,952	1,960

S-F-14

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
Syndicated Investments (Continued):
New Trident Holdcorp, Inc.	Healthcare, education and childcare	Secured Second Lien Debt (10.3%, Due 7/2020)(E)	4,000	3,990	3,280

PLATO Learning, Inc.	Healthcare, education and childcare	Unsecured Debt (10.0% PIK, Due 6/2020)(D)(G)	3,000	2,960	3,012
		Common Stock (21,429 shares)(F)(H)		2,637	—

				5,597	3,012

PSC Industrial Holdings Corp.	Diversified/conglomerate service	Secured Second Lien Debt (9.3%, Due 12/2021)(E)	3,500	3,443	3,273

RP Crown Parent, LLC	Electronics	Secured Second Lien Debt (11.3%, Due 12/2019)(R)	2,000	1,976	2,000

SourceHOV LLC	Finance	Secured Second Lien Debt (11.5%, Due 4/2020)(E)	5,000	4,854	3,000

The Active Network, Inc.	Electronics	Secured Second Lien Debt (9.5%, Due 11/2021)(E)	1,000	996	980

Vertellus Specialties Inc.	Chemicals, plastics and rubber	Secured First Lien Debt (10.5%, Due 10/2019)(E)(I)	3,940	3,831	2,541

Vitera Healthcare Solutions, LLC	Healthcare, education and childcare	Secured Second Lien Debt (9.3%, Due 11/2021)(E)	4,500	4,479	4,151

W3 Co.	Oil and gas	Secured Second Lien Debt (9.3%, Due 9/2020)(E)	499	495	200

Subtotal—Non-Control/Non-Affiliate Syndicated Investments				$34,263	$26,971

Total Non-Control/Non-Affiliate Investments (represented 70.3% of total investments at fair value)				$250,991	$226,401

AFFILIATE INVESTMENTS(O):
Proprietary Investments:

Edge Adhesives Holdings, Inc.(T)	Diversified/conglomerate manufacturing	Secured First Lien Debt (12.5%, Due 2/2019)(D)	$6,200	$6,200	$6,076
		Secured First Lien Debt (13.8%, Due 2/2019)(D)	1,600	1,600	1,576
		Preferred Stock (2,516 units)(F)(H)		2,516	—

				10,316	7,652

FedCap Partners LLC	Private equity fund—aerospace and defense	Class A Membership Units (80 units, $0 Uncalled Commitment)(H)(L)(S)		1,634	1,265

Lignetics, Inc.	Diversified natural resources, precious metals and minerals	Secured Second Lien Debt (12.0%, Due 2/2021)(D) Secured Second Lien Debt (12.0%, Due 2/2021)(D)	6,000	6,000	5,850
			8,000	8,000	7,800
		Common Stock (152,603 shares)(F)(H)		1,856	1,171

				15,856	14,821

LWO Acquisitions Company LLC	Diversified/conglomerate manufacturing	Secured First Lien Line of Credit, $125 available (6.5%, 2.0% PIK, Due 3/2018)(D)	2,471	2,471	1,977
		Secured First Lien Debt (9.5%, 2.0% PIK, Due 12/2019)(D)	10,723	10,723	8,578
		Common Units (921,000 units)(F)(H)		921	—

				14,115	10,555

S-F-15

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
AFFILIATE INVESTMENTS(O) (Continued):
RBC Acquisition Corp.	Healthcare, education and childcare	Secured First Lien Debt (8.0%, Due 2/2019)(G)(R)	6,954	6,954	7,219
		Secured First Lien Line of Credit, $0 available (6.0%, 3% PIK, Due 12/2016)(G)(R)	4,629	4,629	4,629
		Secured First Lien Debt (8.0%, 4.0% PIK, Due 12/2016)(C)(G)(R)	13,808	13,808	14,582
		Secured First Lien Mortgage Note (Due 12/2017)(Q)(R)	7,704	7,704	7,704
		Preferred Stock (4,999,000 shares)(H)(K)(R)		4,999	3,211
		Common Stock (2,000,000 shares)(H)(R)		370	—

				38,464	37,345

Subtotal—Affiliate Proprietary Investments				$80,385	$71,638

Syndicated Investments:

Targus Cayman HoldCo Limited	Textiles and leather	Secured First Lien Debt (15.0% PIK, Due 12/2019)(D)(G)	2,285	2,285	2,279
		Common Stock (526,141 shares)(F)(H)		2,343	1,556

				4,628	3,835

Total Affiliate Investments (represented 23.4% of total investments at fair value)				$85,013	$75,473

CONTROL INVESTMENTS(P):
Proprietary Investments:
Defiance Integrated Technologies, Inc.	Automobile	Secured Second Lien Debt (11.0%, Due 2/2019)(F)	$6,225	$6,225	$6,225
		Common Stock (33,321 shares)(F)(H)		580	3,981

				$6,805	$10,206

PIC 360, LLC	Machinery	Secured First Lien Debt (14.0%, Due 12/2017)(F)	4,000	4,000	4,000
		Common Equity Units (750 units)(F)		1	1

				4,001	4,001

Sunshine Media Holdings	Printing and publishing	Secured First Lien Line of Credit, $672 available (8.0%, Due 5/2018)(F)(G)	1,328	1,328	1,328
		Secured First Lien Debt (8.0%, Due 5/2018)(F)(G)	5,000	5,000	1,388
		Secured First Lien Debt (4.8%, Due 5/2018)(F)(I)	11,948	11,948	3,317
		Secured First Lien Debt (5.5%, Due 5/2018)(C)(F)(I)	10,700	10,700	—
		Preferred Stock (15,270 shares)(F)(H)(K)		5,275	—
		Common Stock (1,867 shares)(F)(H)		740	—
		Common Stock Warrants (72 shares)(F)(H)		—	—

				34,991	6,033

Total Control Proprietary Investments (represented 6.3% of total investments at fair value)				$45,797	$20,240

TOTAL INVESTMENTS(U)				$381,801	$322,114

(A)

Certain of the securities listed in this schedule are issued by affiliate(s) of the indicated portfolio company. The majority of the securities listed, totaling $282.2 million at fair value, are pledged as collateral to our Credit Facility, as described further in Note 5—Borrowings.

S-F-16

Under the Investment Company Act of 1940, as amended, (the “1940 Act”), we may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of September 30, 2016, two of our investments (FedCap Partners, LLC and Leeds Novamark Capital I, L.P.) are considered non-qualifying assets under Section 55 of the 1940 Act. Such non-qualifying assets represent 6.6% of total investments, at fair value, as of September 30, 2016.
(B)	Percentages represent cash interest rates (which are generally indexed off of the 30-day London Interbank Offered Rate (“LIBOR”)) in effect at September 30, 2016, and due dates represent the contractual maturity date. If applicable, paid-in-kind (“PIK”) interest rates are noted separately from the cash interest rates and any unused line of credit fees are excluded. Secured first lien debt securities generally take the form of first priority liens on substantially all of the assets of the underlying portfolio company businesses.
(C)	Last out tranche (“LOT”) of secured first lien debt, meaning if the portfolio company is liquidated, the holder of the LOT is generally paid after the other secured first lien debt holders but before all other debt and equity holders.
(D)	Fair value was based on an internal yield analysis or on estimates of value submitted by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”).
(E)	Fair value was based on the indicative bid price on or near September 30, 2016, offered by the respective syndication agent’s trading desk.
(F)	Fair value was based on the total enterprise value of the portfolio company, which was then allocated to the portfolio company’s securities in order of their relative priority in the capital structure.
(G)	Debt security has a fixed interest rate.
(H)	Investment is non-income producing.
(I)	Investment is on non-accrual status.
(J)	New investment valued at cost, as it was determined that the price paid during the quarter ended September 30, 2016 best represents fair value as of September 30, 2016.
(K)	Aggregates all shares of such class of stock owned without regard to specific series owned within such class, some series of which may or may not be voting shares.
(L)	There are certain limitations on our ability to transfer our units owned, withdraw or resign prior to dissolution of the entity, which must occur no later than May 3, 2020.
(M)	There are certain limitations on our ability to withdraw our partnership interest prior to dissolution of the entity, which must occur no later than May 9, 2024 or two years after all outstanding leverage has matured.
(N)	Non-Control/Non-Affiliate investments, as defined by the 1940 Act, are those that are neither Control nor Affiliate investments and in which we own less than 5.0% of the issued and outstanding voting securities.
(O)	Affiliate investments, as defined by the 1940 Act, are those in which we own, with the power to vote, between and inclusive of 5.0% and 25.0% of the issued and outstanding voting securities.
(P)	Control investments, as defined by the 1940 Act, are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities.
(Q)	This investment does not have a stated interest rate that is payable thereon.
(R)	Fair value was based on the expected exit or payoff amount, where such event has occurred or is expected to occur imminently.
(S)	Fair value was based on net asset value provided by the fund as a practical expedient.
(T)	One of our affiliated funds, Gladstone Investment Corporation, co-invested with us in this portfolio company pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission.
(U)	Cumulative gross unrealized depreciation for federal income tax purposes is $75.3 million; cumulative gross unrealized appreciation for federal income tax purposes is $8.8 million. Cumulative net unrealized depreciation is $66.5 million, based on a tax cost of $388.6 million.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

S-F-17

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

JUNE 30, 2017

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND AS OTHERWISE INDICATED)

NOTE 1. ORGANIZATION

Gladstone Capital Corporation was incorporated under the Maryland General Corporation Law on May 30, 2001 and completed an initial public offering on August 24, 2001. The terms “the Company,” “we,” “our” and “us” all refer to Gladstone Capital Corporation and its consolidated subsidiaries. We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and is applying the guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies (“ASC 946”). In addition, we have elected to be treated for tax purposes as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). We were established for the purpose of investing in debt and equity securities of established private businesses operating in the United States (“U.S”). Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established lower middle market companies (which we generally define as companies with annual earnings before interest, taxes, depreciation and amortization of $3 million to $15 million) in the U.S. that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains.

Gladstone Business Loan, LLC (“Business Loan”), a wholly-owned subsidiary of ours, was established on February 3, 2003, for the sole purpose of owning a portion of our portfolio of investments in connection with our Credit Facility (defined in Note 5—Borrowings).

Gladstone Financial Corporation (“Gladstone Financial”), a wholly-owned subsidiary of ours, was established on November 21, 2006, for the purpose of holding a license to operate as a Specialized Small Business Investment Company. Gladstone Financial acquired this license in February 2007. The license enables us to make investments in accordance with the United States Small Business Administration guidelines for specialized small business investment companies. As of June 30, 2017 and September 30, 2016, we held no investments in portfolio companies through Gladstone Financial.

The financial statements of Business Loan and Gladstone Financial are consolidated with ours. We also have significant subsidiaries whose financial statements are not consolidated with ours. Refer to Note 12—Unconsolidated Significant Subsidiaries for additional information regarding our unconsolidated significant subsidiaries.

We are externally managed by Gladstone Management Corporation (the “Adviser”), a Delaware corporation and a U.S. Securities and Exchange Commission (the “SEC”) registered investment adviser and an affiliate of ours, pursuant to an investment advisory and management agreement (the “Advisory Agreement”). Administrative services are provided by our affiliate, Gladstone Administration, LLC (the “Administrator”), a Delaware limited liability company, pursuant to an administration agreement (the “Administration Agreement”). Refer to Note 4—Related Party Transactions for additional information regarding these arrangements.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Unaudited Interim Financial Statements and Basis of Presentation

We prepare our interim financial statements in accordance with accounting principles generally accepted in the U.S. (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 and 10 of Regulation S-X. Accordingly, we have not included in this prospectus supplement all of the

S-F-18

information and notes required by GAAP for annual financial statements. The accompanying Consolidated Financial Statements include our accounts and those of our wholly-owned subsidiaries. All intercompany balances and transactions have been eliminated in consolidation. In accordance with Article 6 of Regulation S-X, we do not consolidate portfolio company investments. Under the investment company rules and regulations pursuant to the American Institute of Certified Public Accountants (“AICPA”) Audit and Accounting Guide for Investment Companies, codified in ASC 946, we are precluded from consolidating any entity other than another investment company, except that ASC 946 provides for the consolidation of a controlled operating company that provides substantially all of its services to the investment company or its consolidated subsidiaries. In our opinion, all adjustments, consisting solely of normal recurring accruals, necessary for the fair statement of financial statements for the interim periods have been included. The results of operations for the three and nine months ended June 30, 2017, are not necessarily indicative of results that ultimately may be achieved for the fiscal year. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2016, as filed with the SEC on November 21, 2016.

Our accompanying fiscal year-end Consolidated Statement of Assets and Liabilities was derived from audited financial statements, but does not include all disclosures required by GAAP.

Use of Estimates

Preparing financial statements requires management to make estimates and assumptions that affect the amounts reported in our accompanying Consolidated Financial Statements and accompanying notes. Actual results may differ from those estimates.

Reclassifications

Certain amounts have been reclassified to conform to the current year presentation.

In April 2015, the FASB issued Accounting Standards Update 2015-03, “Simplifying the Presentation of Debt Issuance Costs” (“ASU 2015-03”), which simplifies the presentation of debt issuance costs. ASU 2015-03 requires the presentation of debt issuance costs as a deduction from the carrying amount of the related debt liability instead of as a deferred financing cost asset on the balance sheet. In August 2015, the FASB issued Accounting Standards Update 2015-15, “Interest—Imputation of Interest (Subtopic 835-30): Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements” (“ASU 2015-15”), which codifies an SEC staff announcement that entities are permitted to defer and present debt issuance costs related to line of credit arrangements as assets. ASU 2015-03 was effective for annual reporting periods beginning after December 15, 2015 and interim periods within those years, and we adopted ASU 2015-03 during the three months ended December 31, 2016. ASU 2015-15 was effective immediately and, as a result, we continue to present debt issuance costs related to line of credit arrangements as assets.

As of December 31, 2016 and September 30, 2016, we had unamortized deferred financing costs related to our mandatorily redeemable preferred stock of $1.6 million. These costs have been reclassified from Deferred financing costs, net, to Mandatorily redeemable preferred stock, net. All periods presented have been retrospectively adjusted.

The following table summarizes the retrospective adjustment and the overall impact on the previously reported consolidated financial statements:

	September 30, 2016
	As Previously Reported	Retrospective Application
Deferred financing costs, net	$3,161	$1,521
Mandatorily redeemable preferred stock, net	61,000	59,360

S-F-19

Investment Valuation Policy

Accounting Recognition

We record our investments at fair value in accordance with the FASB Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”) and the 1940 Act. Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and amortized cost basis of the investment, without regard to unrealized depreciation or appreciation previously recognized, and include investments charged off during the period, net of recoveries. Unrealized depreciation or appreciation primarily reflects the change in investment fair values, including the reversal of previously recorded unrealized depreciation or appreciation when gains or losses are realized.

Board Responsibility

In accordance with the 1940 Act, our Board of Directors has the ultimate responsibility for reviewing and approving, in good faith, the fair value of our investments based on our investment valuation policy, which has been approved by our Board of Directors (the “Policy”). Such review occurs in three phases. First, prior to its quarterly meetings, our Board of Directors receives written valuation recommendations and supporting materials provided by professionals of the Adviser and Administrator with oversight and direction from our chief valuation officer, who reports directly to our Board of Directors (the “Valuation Team”). Second, the Valuation Committee of our Board of Directors, comprised entirely of independent directors, meets to review the valuation recommendations and supporting materials. Third, after the Valuation Committee concludes its meeting, it and our chief valuation officer present the Valuation Committee’s findings to the entire Board of Directors and, after discussion, the Board of Directors ultimately approves the value of our portfolio of investments in accordance with the Policy.

There is no single method for determining fair value (especially for privately-held businesses), as fair value depends upon the specific facts and circumstances of each individual investment. In determining the fair value of our investments, the Valuation Team, led by our chief valuation officer, uses the Policy and each quarter the Valuation Committee and Board of Directors reviews the Policy to determine if changes are advisable and also reviews whether the Valuation Team has applied the Policy consistently.

Use of Third Party Valuation Firms

The Valuation Team engages third party valuation firms to provide independent assessments of fair value of certain of our investments.

Standard & Poor’s Securities Evaluation, Inc. (“SPSE”), a valuation specialist, generally provides estimates of fair value on our proprietary debt investments. The Valuation Team, in accordance with the Policy, generally assigns SPSE’s estimates of fair value to our debt investments where we do not have the ability to effectuate a sale of the applicable portfolio company. The Valuation Team corroborates SPSE’s estimates of fair value using one or more of the valuation techniques discussed below. The Valuation Team’s estimate of value on a specific debt investment may significantly differ from SPSE’s. When this occurs, the Valuation Committee and Board of Directors review whether the Valuation Team has followed the Policy and whether the Valuation Team’s recommended fair value is reasonable in light of the Policy and other facts and circumstances and then votes to accept or reject the Valuation Team’s recommended fair value.

We may engage other independent valuation firms to provide earnings multiple ranges, as well as other information, and evaluate such information for incorporation into the total enterprise value of certain of our investments. Generally, at least once per year, we engage an independent valuation firm to value or review our valuation of our significant equity investments, which includes providing the information noted above. The Valuation Team evaluates such information for incorporation into our total enterprise value, including review of all inputs provided by the independent valuation firm. The Valuation Team then makes a recommendation to our

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Valuation Committee and Board of Directors as to the fair value. Our Board of Directors reviews the recommended fair value, whether it is reasonable in light of the Policy, as well as other relevant facts and circumstances and then votes to accept or reject the Valuation Team’s recommended fair value.

Valuation Techniques

In accordance with ASC 820, the Valuation Team uses the following techniques when valuing our investment portfolio:

•	Total Enterprise Value—In determining the fair value using a total enterprise value (“TEV”), the Valuation Team first calculates the TEV of the portfolio company by incorporating some or all of the following factors: the portfolio company’s ability to make payments and other specific portfolio company attributes; the earnings of the portfolio company (the trailing or projected twelve month revenue or earnings before interest, taxes, depreciation and amortization (“EBITDA”)); EBITDA or revenue multiples obtained from our indexing methodology whereby the original transaction EBITDA or revenue multiple at the time of our closing is indexed to a general subset of comparable disclosed transactions and EBITDA or revenue multiples from recent sales to third parties of similar securities in similar industries; a comparison to publicly traded securities in similar industries, inputs provided by an independent valuation firm, if any, and other pertinent factors. The Valuation Team generally reviews industry statistics and may use outside experts when gathering this information. Once the TEV is determined for a portfolio company, the Valuation Team generally allocates the TEV to the portfolio company’s securities based on the facts and circumstances of the securities, which typically results in the allocation of fair value to securities based on the order of their relative priority in the capital structure. Generally, the Valuation Team uses TEV to value our equity investments and, in the circumstances where we have the ability to effectuate a sale of a portfolio company, our debt investments.

TEV is primarily calculated using EBITDA or revenue multiples; however, TEV may also be calculated using a discounted cash flow (“DCF”) analysis whereby future expected cash flows of the portfolio company are discounted to determine a net present value using estimated risk-adjusted discount rates, which incorporate adjustments for nonperformance and liquidity risks. Generally, the Valuation Team uses the DCF to calculate the TEV to corroborate estimates of value for our equity investments where we do not have the ability to effectuate a sale of a portfolio company or for debt of credit impaired portfolio companies.

•	Yield Analysis—The Valuation Team generally determines the fair value of our debt investments (where we don’t have the ability to effectuate a sale of the portfolio company) using the yield analysis, which includes a DCF calculation and the Valuation Team’s own assumptions, including, but not limited to, estimated remaining life, current market yield, current leverage, and interest rate spreads. This technique develops a modified discount rate that incorporates risk premiums including, among other things, increased probability of default, increased loss upon default and increased liquidity risk. Generally, the Valuation Team uses the yield analysis to corroborate both estimates of value provided by SPSE and market quotes.

•	Market Quotes—For our syndicate investments for which a limited market exists, fair value is generally based on readily available and reliable market quotations which are corroborated by the Valuation Team (generally by using the yield analysis explained above). In addition, the Valuation Team assesses trading activity for similar syndicated investments and evaluates variances in quotations and other market insights to determine if any available quoted prices are reliable. Typically, the Valuation Team uses the lower indicative bid price (“IBP”) in the bid-to-ask price range obtained from the respective originating syndication agent’s trading desk on or near the valuation date. The Valuation Team may take further steps to consider additional information to validate that price in accordance with the Policy.

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•	Investments in Funds—For equity investments in other funds, where we cannot effectuate a sale, the Valuation Team generally determines the fair value of our uninvested capital at par value and of our invested capital at the net asset value (“NAV”) provided by the fund. The Valuation Team may also determine fair value of our investments in other investment funds based on the capital accounts of the underlying entity.

In addition to the above valuation techniques, the Valuation Team may also consider other factors when determining fair values of our investments, including, but not limited to: the nature and realizable value of the collateral, including external parties’ guaranties; any relevant offers or letters of intent to acquire the portfolio company; timing of expected loan repayments; and the markets in which the portfolio company operates. If applicable, new and follow-on proprietary debt and equity investments made during the current reporting quarter (the quarter ended June 30, 2017) are generally valued at original cost basis.

Fair value measurements of our investments may involve subjective judgments and estimates and due to the inherent uncertainty of determining these fair values, the fair value of our investments may fluctuate from period to period and may differ materially from the values that could be obtained if a ready market for these securities existed. Our NAV could be materially affected if the determinations regarding the fair value of our investments are materially different from the values that we ultimately realize upon our exit of such securities. Additionally, changes in the market environment and other events that may occur over the life of the investment may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which it is recorded.

Refer to Note 3—Investments for additional information regarding fair value measurements and our application of ASC 820.

Revenue Recognition Policy

Interest Income Recognition

Interest income, including the amortization of premiums, acquisition costs and amendment fees, the accretion of original issue discounts (“OID”), and paid-in-kind (“PIK”) interest, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due or if our qualitative assessment indicates that the debtor is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan for financial reporting purposes until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, we remain contractually entitled to this interest. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis depending upon management’s judgment. Generally, non-accrual loans are restored to accrual status when past due principal and interest are paid and, in management’s judgment, are likely to remain current, or due to a restructuring, the interest income is deemed to be collectible. At June 30, 2017, certain loans to two portfolio companies, Sunshine Media Holdings and Alloy Die Casting Corp., were on non-accrual status with an aggregate debt cost basis of $27.9 million, or 7.6% of the cost basis of all debt investments in our portfolio, and an aggregate fair value of $7.5 million, or 2.3% of the fair value of all debt investments in our portfolio. At September 30, 2016, certain loans to two portfolio companies, Sunshine Media Holdings and Vertellus Specialties, Inc. were on non-accrual status with an aggregate debt cost basis of $26.5 million, or 7.7% of the cost basis of all debt investments in our portfolio, and an aggregate fair value of $5.9 million, or 1.9% of the fair value of all debt investments in our portfolio.

We currently hold, and we expect to hold in the future, some loans in our portfolio that contain OID or PIK provisions. We recognize OID for loans originally issued at discounts and recognize the income over the life of the obligation based on an effective yield calculation. PIK interest, computed at the contractual rate specified in a

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loan agreement, is added to the principal balance of a loan and recorded as income over the life of the obligation. Thus, the actual collection of PIK income may be deferred until the time of debt principal repayment. To maintain our ability to be taxed as a RIC, we may need to pay out both of our OID and PIK non-cash income amounts in the form of distributions, even though we have not yet collected the cash on either.

We recorded OID income of $0.1 million during the three and nine months ended June 30, 2017 and 2016. We recorded PIK interest income of $1.3 million and $3.8 million during the three and nine months ended June 30, 2017, respectively, as compared to $0.6 million and $1.6 million during the three and nine months ended June 30, 2016, respectively. We collected $0 and $1.0 million in PIK interest in cash during the three and nine months ended June 30, 2017, respectively, as compared to $0 and $0.1 million during the three and nine months ended June 30, 2016, respectively.

Other Income Recognition

We generally record success fees upon receipt of cash. Success fees are contractually due upon a change of control in a portfolio company, typically from an exit or sale. We recorded success fee income of $0 and $1.5 million during the three and nine months ended June 30, 2017, respectively, as compared to $1.5 million and $2.8 million during the three and nine months ended June 30, 2016, respectively.

Dividend income on equity investments is accrued to the extent that such amounts are expected to be collected and if we have the option to collect such amounts in cash. We recorded $0 and $36 of dividend income during the three and nine months ended June 30, 2017, respectively, as compared to $5 and $0.3 million during the three and nine months ended June 30, 2016, respectively.

During the nine months ended June 30, 2017, we recharacterized $0.2 million of dividend income from our investment in Behrens Manufacturing, LLC (“Behrens”) recorded during our fiscal year ended September 30, 2016 as a return of capital.

We generally record prepayment fees upon receipt of cash. Prepayment fees are contractually due at the time of an investment’s exit, based on the prepayment fee schedule. We recorded $3 and $0.2 million in prepayment fees during the three and nine months ended June 30, 2017, as compared to $0.1 million and $0.2 million during the three and nine months ended June 30, 2016, respectively.

Success fees, prepayment fees, dividend income, and any other income amounts are all recorded in other income in our accompanying Consolidated Statements of Operations.

Recent Accounting Pronouncements

In November 2016, the FASB issued Accounting Standards Update 2016-18, “Restricted Cash (a consensus of the Emerging Issues Task Force)” (“ASU 2016-18”), which requires that the statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. We are currently assessing the impact of ASU 2016-18 and do not anticipate a material impact on our financial position, results of operations or cash flows. ASU 2016-18 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted.

In August 2016, the FASB issued Accounting Standards Update 2016-15, “Classification of Certain Cash Receipts and Cash Payments (a consensus of the Emerging Issues Task Force)” (“ASU 2016-15”), which is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. We are currently assessing the impact of ASU 2016-15 and do not anticipate a material impact on our cash flows. ASU 2016-15 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted.

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In March 2016, the FASB issued Accounting Standards Update 2016-06, “Contingent Put and Call Options in Debt Instruments” (“ASU 2016-06”), which clarifies the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related. We assessed the impact of ASU 2016-06 and do not anticipate a material impact on our financial position, results of operations or cash flows. ASU 2016-06 is effective for annual reporting periods beginning after December 15, 2016, including interim periods within those fiscal years, with early adoption permitted.

In January 2016, the FASB issued Accounting Standards Update 2016-01, “Financial Instruments—Overall: Recognition and Measurement of Financial Assets and Financial Liabilities” (“ASU 2016-01”), which changes how entities measure certain equity investments and how entities present changes in the fair value of financial liabilities measured under the fair value option that are attributable to instrument-specific credit risk. We are currently assessing the impact of ASU 2016-01 and do not anticipate a material impact on our financial position, results of operations or cash flows. ASU 2016-01 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted for certain aspects of ASU 2016-01 relating to the recognition of changes in fair value of financial liabilities when the fair value option is elected.

In February 2015, the FASB issued Accounting Standards Update 2015-02, “Amendments to the Consolidation Analysis” (“ASU 2015-02”), which amends or supersedes the scope and consolidation guidance under existing GAAP. The adoption of ASU 2015-02 did not have a material impact on our financial position, results of operations or cash flows. ASU 2015-02 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those years, and we adopted ASU 2015-02 effective April 1, 2016. In October 2016, the FASB issued Accounting Standards Update 2016-17, “Interests Held through Related Parties That Are under Common Control” (“ASU 2016-17”), which amends the consolidation guidance in ASU 2015-02 regarding the treatment of indirect interests held through related parties that are under common control. We assessed the impact of ASU 2016-17 and do not anticipate a material impact on our financial position, results of operations or cash flows. ASU 2016-17 is effective for annual reporting periods beginning after December 15, 2016 and interim periods within those years, with early adoption permitted.

In August 2014, the FASB issued Accounting Standards Update 2014—15, “Presentation of Financial Statements—Going Concern (Subtopic 205—40): Disclosure of Uncertainties About an Entity’s Ability to Continue as a Going Concern” (“ASU 2014-15”). ASU 2014-15 requires management to evaluate whether there are conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern, and to provide certain disclosures when it is probable that the entity will be unable to meet its obligations as they become due within one year after the date that the financial statements are issued. This guidance relates primarily to certain disclosures to the financial statements. We assessed the impact of ASU 2014-15 and do not anticipate a material impact on our financial position, results of operations or cash flows. ASU 2014-15 is effective for annual periods ending after December 15, 2016 and interim periods thereafter, with early adoption permitted.

In May 2014, the FASB issued Accounting Standards Update 2014-09, “Revenue from Contracts with Customers” (“ASU 2014-09”), which was amended in March 2016 by FASB Accounting Standards Update 2016-08, “Principal versus Agent Considerations” (“ASU 2016-08”), in April 2016 by FASB Accounting Standards Update 2016-10, “Identifying Performance Obligations and Licensing” (“ASU 2016-10”), in May 2016 by FASB Accounting Standards Update 2016-12, “Narrow-Scope Improvements and Practical Expedients” (“ASU 2016-12”), and in December 2016 by FASB Accounting Standards Update 2016-20, “Technical Corrections and Improvements to Topic 606” (“ASU 2016-20”). ASU 2014-09, as amended, supersedes or replaces nearly all GAAP revenue recognition guidance. The new guidance establishes a new control-based revenue recognition model, changes the basis for deciding when revenue is recognized over time or at a point in time and will expand disclosures about revenue. In July 2015, the FASB issued Accounting Standards Update 2015-14, “Deferral of the Effective Date,” which deferred the effective date of ASU 2014-09. ASU 2014-09, as amended by ASU 2015-14, ASU 2016-08, ASU 2016-10, ASU 2016-12, and ASU 2016-20, is now effective for annual reporting periods beginning after December 15, 2017 and interim periods within those years, with early

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adoption permitted for annual reporting periods beginning after December 15, 2016 and interim periods within those years. We continue to assess the impact of ASU 2014-09, as amended, and expect to identify similar performance obligations as compared to existing guidance. As a result, we do not anticipate a material change in the timing of revenue recognition or a material impact on our financial position, results of operations, or cash flows from adopting this standard.

NOTE 3. INVESTMENTS

Fair Value

In accordance with ASC 820, the fair value of each investment is determined to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between willing market participants on the measurement date. This fair value definition focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. ASC 820 also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of a financial instrument as of the measurement date.

•	Level 1—inputs to the valuation methodology are quoted prices (unadjusted) for identical financial instruments in active markets;

•	Level 2—inputs to the valuation methodology include quoted prices for similar financial instruments in active or inactive markets, and inputs that are observable for the financial instrument, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•	Level 3—inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect assumptions that market participants would use when pricing the financial instrument and can include the Valuation Team’s assumptions based upon the best available information.

When a determination is made to classify our investments within Level 3 of the valuation hierarchy, such determination is based upon the significance of the unobservable factors to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable, or Level 3, inputs, observable inputs (or, components that are actively quoted and can be validated to external sources). The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. As of June 30, 2017 and September 30, 2016, all of our investments were valued using Level 3 inputs and during the three and nine months ended June 30, 2017 and 2016, there were no investments transferred into or out of Levels 1, 2 or 3.

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The following table presents our investments carried at fair value as of June 30, 2017 and September 30, 2016, by caption on our accompanying Consolidated Statements of Assets and Liabilities and by security type, all of which are valued using level 3 inputs:

	Total Recurring Fair Value Measurements Reported in Consolidated Statements of Assets and Liabilities Using Significant Unobservable Inputs (Level 3)
	June 30, 2017	September 30, 2016
Non-Control/Non-Affiliate Investments
Secured first lien debt	$141,303	$134,067
Secured second lien debt	129,496	80,446
Unsecured debt	3,249	3,012
Preferred equity	5,710	7,051
Common equity/equivalents	3,403	1,825

Total Non-Control/Non-Affiliate Investments	$283,161	$226,401

Affiliate Investments
Secured first lien debt	$20,993	$54,620
Secured second lien debt	17,300	13,650
Preferred equity	809	3,211
Common equity/equivalents	2,939	3,992

Total Affiliate Investments	$42,041	$75,473

Control Investments
Secured first lien debt	$9,073	$10,034
Secured second lien debt	6,065	6,224
Common equity/equivalents	5,163	3,982

Total Control Investments	$20,301	$20,240

Total Investments, at Fair Value	$345,503	$322,114

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In accordance with ASC 820, the following table provides quantitative information about our Level 3 fair value measurements of our investments as of June 30, 2017 and September 30, 2016. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to our fair value measurements. The weighted average calculations in the table below are based on the principal balances for all debt related calculations and on the cost basis for all equity related calculations for the particular input.

	Quantitative Information about Level 3 Fair Value Measurements
					Range / Weighted Average(D) as of
	June 30, 2017	September 30, 2016	Valuation Technique/ Methodology	Unobservable Input	June 30, 2017	September 30, 2016
Secured first lien debt(A)	$160,191	$141,550	Yield Analysis	Discount Rate	8.5% – 22.1% / 12.8%	8.1% – 18.5% / 12.1%
	11,178	54,630	TEV	EBITDA multiples	3.2x – 3.2x / 3.2x	3.2x – 5.5x / 2.3x
				EBITDA	$1,327 – $1,327 / $1,327	$1,262 – $20,269 / $4,619
				Revenue multiples	0.4x – 0.4x / 0.4x	0.2x – 0.4x / 0.4x
				Revenue	$6,934 – $12,682 / $12,293	$4,696 – $15,083 / $14,139
	—	2,541	Market Quote	IBP	—	64.5% – 64.5% / 64.5%
Secured second lien debt(B)	117,558	72,678	Yield Analysis	Discount Rate	10.9% – 21.0% / 13.4%	12.0% – 22.0% / 15.1%
	29,238	21,417	Market Quote	IBP	67.5% – 100.3% / 93.7%	40.0% – 98.3% / 83.7%
	6,065	6,225	TEV	EBITDA multiples	4.7x – 4.7x / 4.7x	4.7x – 4.7x / 4.7x
				EBITDA	$4,005 – $4,005 / $4,005	$2,759 – $2,759 / $2,759
Unsecured debt	3,249	3,012	Yield Analysis	Discount Rate	9.9% – 9.9% / 9.9%	9.9% – 9.9% / 9.9%
Preferred and common equity / equivalents(C)	14,580	18,017	TEV	EBITDA multiples	3.2x – 10.5x / 6.1x	3.2x – 7.5x / 5.8x
				EBITDA	$1,017 – $94,854 / $7,644	$1,132 – $86,041 / $7,714
				Revenue multiples	0.4x – 1.2x / 0.4x	0.4x – 0.4x / 0.4x
				Revenue	$6,934 – $69,470 / $14,078	$7,708 – $15,083 / $14,009
				Discount Rate	12.2% – 12.2% / 12.2%	11.7% – 11.7% / 11.7%
	579	—	Market Quotes	IBP	14.6% – 27.9% / 16.5%	—
	2,865	2,044	Investments in Funds(D)

Total Investments, at Fair Value	$345,503	$322,114

(A)	Fair value as of September 30, 2016 includes one new proprietary debt investment and two restructured proprietary debt investments totaling $12.6 million, which were valued at cost, and two proprietary debt investments totaling $38.8 million, which were valued at the expected exit amount.
(B)	Fair value as of June 30, 2017 includes one new proprietary debt investment and one new syndicated debt investment totaling $25.0 million, which were valued at cost. Fair value as of September 30, 2016 includes one new proprietary debt investment for $10.0 million which was valued at cost.
(C)	Fair value as of September 30, 2016 includes one new proprietary investment and one restructured proprietary investment totaling $0.5 million, which were valued at cost, and two proprietary investments for $7.3 million, which were valued at the expected payoff amount.

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(D)	Fair value as of June 30, 2017 and September 30, 2016 is based on net asset value as a practical expedient and is not subject to leveling within the fair value hierarchy.

Fair value measurements can be sensitive to changes in one or more of the valuation inputs. Changes in market yields, discounts rates, leverage, EBITDA or EBITDA multiples (or revenue or revenue multiples), each in isolation, may change the fair value of certain of our investments. Generally, an increase or decrease in market yields, discount rates or leverage or a decrease in EBITDA or EBITDA multiples (or revenue or revenue multiples) may result in a corresponding decrease or increase, respectively, in the fair value of certain of our investments.

Changes in Level 3 Fair Value Measurements of Investments

The following tables provide the changes in fair value, broken out by security type, during the three and nine months ended June 30, 2017 and 2016 for all investments for which the Adviser determines fair value using unobservable (Level 3) factors.

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)

FISCAL YEAR 2017: Three Months Ended June 30, 2017	Secured First Lien Debt	Secured Second Lien Debt	Unsecured Debt	Preferred Equity	Common Equity/ Equivalents	Total
Fair Value as of March 31, 2017	$174,033	$121,097	$3,185	$4,666	$10,536	$313,517
Total gains (losses):
Net realized loss(A)	(14)	—	—	(8)	(1)	(23)
Net unrealized (depreciation) appreciation(B)	387	(1,280)	(50)	963	969	989
New investments, repayments and settlements:(C)
Issuances/originations	3,001	33,128	80	890	—	37,099
Settlements/repayments	(6,052)	(84)	34	—	—	(6,102)
Net proceeds from sales	14	—	—	8	1	23

Fair Value as of June 30, 2017	$171,369	$152,861	$3,249	$6,519	$11,505	$345,503

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
Nine Months Ended June 30, 2017	Secured First Lien Debt	Secured Second Lien Debt	Unsecured Debt	Preferred Equity	Common Equity/ Equivalents	Total
Fair Value as of September 30, 2016	$198,721	$100,320	$3,012	$10,262	$9,799	$322,114
Total gains (losses):
Net realized (loss) gain(A)	(4,913)	1	—	1,465	21	(3,426)
Net unrealized (depreciation) appreciation(B)	1,253	(3,262)	(43)	2,016	(2,282)	(2,318)
Reversal of prior period net depreciation (appreciation) on realization(B)	2,114	180	—	(1,059)	370	1,605
New investments, repayments and settlements:(C)
Issuances/originations	33,130	63,264	241	1,644	769	99,048
Settlements/repayments	(54,909)	(8,361)	39	—	—	(63,231)
Net proceeds from sales	(87)	(1)	—	(7,809)	(392)	(8,289)
Transfers	(3,940)	720	—	—	3,220	—

Fair Value as of June 30, 2017	$171,369	$152,861	$3,249	$6,519	$11,505	$345,503

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Investment Activity

Proprietary Investments

As of June 30, 2017 and September 30, 2016, we held 34 and 32 proprietary investments with an aggregate fair value of $309.1 million and $291.3 million, or 89.5% and 90.4% of the total aggregate portfolio, respectively. The following significant proprietary investment transactions occurred during the nine months ended June 30, 2017:

•	In November 2016, we completed the sale of substantially all the assets of RBC Acquisition Corp. for net proceeds of $36.3 million, which resulted in a realized loss of $2.3 million. In connection with the sale, we received success fee income of $1.1 million and net receivables of $1.5 million, which are recorded within Other assets, net.

•	In November 2016, we invested $5.2 million in Sea Link International IRB, Inc. through secured second lien debt and equity.

•	In December 2016, we sold our investment in Behrens, which resulted in success fee income of $0.4 million and a realized gain of $2.5 million. In connection with the sale, we received net cash proceeds of $8.2 million, including the repayment of our debt investment of $4.3 million at par.

•	In December 2016, we invested $7.0 million in Vacation Rental Pros Property Management, LLC through secured second lien debt.

•	In February 2017, we invested $10.0 million in Belnick, Inc. through secured second lien debt.

•	In February 2017, we invested $29.0 million in NetFortris Corp. through secured first lien debt.

•	In March 2017, LCR Contractors, LLC paid off at par for net cash proceeds of $8.6 million. In connection with the payoff, we received a prepayment fee of $0.2 million.

•	In April 2017, we invested $22.0 million in HB Capital Resources, Ltd. through secured second lien debt.

•	In May 2017, we invested an additional $4.1 million in an existing portfolio company, Lignetics, Inc., through secured second lien debt and equity, to support an acquisition.

Syndicated Investments

As of June 30, 2017 and September 30, 2016, we held 13 syndicated investments with an aggregate fair value of $36.4 million and $30.8 million, or 10.5% and 9.6% of the total portfolio at fair value, respectively. The following significant syndicated investment transactions occurred during the nine months ended June 30, 2017:

•	In October 2016, RP Crown Parent, LLC paid off at par for proceeds of $2.0 million.

•	In October 2016, our $3.9 million secured first lien debt investment in Vertellus Specialties, Inc. was restructured. As a result of the restructure, we received a new $1.1 million secured second lien debt investment in Vertellus Holdings LLC and common equity with a cost basis of $3.0 million.

•	In December 2016, Autoparts Holdings Limited paid off at par for proceeds of $0.7 million.

•	In December 2016, we invested $5.0 million in LDiscovery, LLC through secured second lien debt.

•	In February 2017, Vitera Healthcare Solutions, LLC paid off at par for proceeds of $4.5 million.

•	In May 2017, we invested $4.0 million in Keystone Acquisition Corp. through secured second lien debt.

•	In June 2017, we invested $3.0 million in Medical Solutions Holdings, Inc. through secured second lien debt.

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Investment Concentrations

As of June 30, 2017, our portfolio consisted of investments in 47 portfolio companies located in 23 states in 22 different industries, with an aggregate fair value of $345.5 million. The five largest investments at fair value totaled $109.6 million, or 31.7% of our total investment portfolio as of June 30, 2017, as compared to $112.1 million, or 34.8% of our total investment portfolio as of September 30, 2016. As of June 30, 2017 and September 30, 2016, our average investment by obligor was $8.6 million at cost. The following table outlines our investments by security type as of June 30, 2017 and September 30, 2016:

	June 30, 2017				September 30, 2016
	Cost	Percentage of Total Investments	Fair Value	Percentage of Total Investments	Cost	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Secured first lien debt	$196,107	48.3%	$171,369	49.6%	$227,439	59.6%	$198,721	61.7%
Secured second lien debt	169,769	41.8	152,861	44.2	113,796	29.8	100,320	31.2
Unsecured debt	3,241	0.8	3,249	1.0	2,995	0.8	3,012	0.9

Total Debt Investments	369,117	90.9	327,479	94.8	344,230	90.2	302,053	93.8
Preferred equity	18,293	4.5	6,519	1.9	22,988	6.0	10,262	3.2
Common equity/equivalents	18,493	4.6	11,505	3.3	14,583	3.8	9,799	3.0

Total Equity Investments	36,786	9.1	18,024	5.2	37,571	9.8	20,061	6.2

Total Investments	$405,903	100.0%	$345,503	100.0%	$381,801	100.0%	$322,114	100.0%

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Our investments at fair value consisted of the following industry classifications at June 30, 2017 and September 30, 2016:

	June 30, 2017		September 30, 2016
Industry Classification	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Diversified/Conglomerate Service	$79,349	23.0%	$48,898	15.2%
Diversified/Conglomerate Manufacturing	40,624	11.8	50,106	15.6
Healthcare, education, and childcare	33,603	9.7	70,577	21.9
Telecommunications	31,434	9.1	5,790	1.8
Oil and gas	29,666	8.6	31,279	9.7
Automobile	20,425	5.9	14,837	4.6
Diversified natural resources, precious metals and minerals	18,746	5.4	14,821	4.6
Beverage, food and tobacco	15,110	4.3	15,022	4.7
Cargo Transportation	13,065	3.8	13,000	4.0
Home and Office Furnishings, Housewares and Durable Consumer Products	10,025	2.9	—	—
Leisure, Amusement, Motion Pictures, Entertainment	8,247	2.4	8,769	2.7
Personal and non-durable consumer products	7,389	2.1	7,858	2.4
Hotels, motels, inns, and gaming	7,091	2.1	—	—
Broadcast and entertainment	6,192	1.8	4,682	1.5
Printing and publishing	5,073	1.5	6,033	1.9
Machinery	4,962	1.4	5,597	1.7
Finance	4,782	1.4	3,000	0.9
Textiles and leather	3,304	1.0	3,836	1.2
Buildings and real estate	2,974	0.9	11,223	3.5
Electronics	517	0.1	2,980	0.9
Other, < 2.0%	2,925	0.8	3,806	1.2

Total Investments	$345,503	100.0%	$322,114	100.0%

Our investments at fair value were included in the following geographic regions of the U.S. as of June 30, 2017 and September 30, 2016:

	June 30, 2017		September 30, 2016
Geographic Region	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
South	$141,545	41.0%	$131,181	40.8%
West	104,486	30.2	57,786	17.9
Midwest	58,537	16.9	100,142	31.1
Northeast	40,935	11.9	33,005	10.2

Total Investments	$345,503	100.0%	$322,114	100.0%

The geographic region indicates the location of the headquarters of our portfolio companies. A portfolio company may also have a number of other business locations in other geographic regions.

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Investment Principal Repayments

The following table summarizes the contractual principal repayments and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, as of June 30, 2017:

For the remaining three months ending September 30:	2017	$6,499
For the fiscal year ending September 30:	2018	56,527
	2019	57,209
	2020	81,213
	2021	60,973
	Thereafter	112,663

	Total contractual repayments	$375,084
	Equity investments	36,786
	Adjustments to cost basis on debt investments	(5,967)

	Cost basis of investments held at June 30, 2017:	$405,903

Receivables from Portfolio Companies

Receivables from portfolio companies represent non-recurring costs incurred on behalf of such portfolio companies and are included in other assets on our accompanying Consolidated Statements of Assets and Liabilities. We generally maintain an allowance for uncollectible receivables from portfolio companies when the receivable balance becomes 90 days or more past due or if it is determined, based upon management’s judgment, that the portfolio company is unable to pay its obligations. We write-off accounts receivable when we have exhausted collection efforts and have deemed the receivables uncollectible. As of June 30, 2017 and September 30, 2016, we had gross receivables from portfolio companies of $0.4 million. The allowance for uncollectible receivables was $36 and $0 at June 30, 2017 and September 30, 2016, respectively.

NOTE 4. RELATED PARTY TRANSACTIONS

Transactions with the Adviser

We have been externally managed by the Adviser pursuant to the Advisory Agreement since October 1, 2004 pursuant to which we pay the Adviser a base management fee and an incentive fee for its services. The Advisory Agreement originally included administrative services; however, it was amended and restated on October 1, 2006. Simultaneously, we entered into the Administration Agreement with the Administrator (discussed further below) to provide those services. With the unanimous approval of our Board of Directors, the Advisory Agreement was later amended in October 2015 to reduce the base management fee payable under the agreement from 2.0% per annum to 1.75% per annum, effective July 1, 2015, with all other terms remaining unchanged. On July 11, 2017, our Board of Directors, including a majority of the directors who are not parties to the Advisory Agreement or interested persons of such party, unanimously approved the annual renewal of the Advisory Agreement through August 31, 2018.

We also pay the Adviser a loan servicing fee for its role of servicer pursuant to our Credit Facility (defined in Note 5—Borrowings). The entire loan servicing fee paid to the Adviser by Business Loan is voluntarily, irrevocably and unconditionally credited against the base management fee otherwise payable to the Adviser, since Business Loan is a consolidated subsidiary of ours, and overall, the base management fee (including any loan servicing fee) cannot exceed 1.75% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year pursuant to the Advisory Agreement.

Two of our executive officers, David Gladstone (our chairman and chief executive officer) and Terry Brubaker (our vice chairman and chief operating officer) serve as directors and executive officers of the Adviser, which is

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100% indirectly owned and controlled by Mr. Gladstone. Robert Marcotte (our president) also serves as an executive managing director of the Adviser.

The following table summarizes the base management fee, incentive fee, and loan servicing fee and associated non-contractual, unconditional and irrevocable credits reflected in our accompanying Consolidated Statements of Operations:

	Three Months Ended June 30,		Nine Months Ended June 30,
	2017	2016	2017	2016
Average total assets subject to base management fee(A)	$338,286	$312,914	$321,295	$324,419
Multiplied by prorated annual base management fee of 1.75%	0.4375%	0.4375%	1.3125%	1.3125%

Base management fee(B)	$1,480	$1,369	$4,217	$4,258
Portfolio company fee credit	(261)	(319)	(1,344)	(553)
Syndicated loan fee credit	(100)	(17)	(122)	(73)

Net Base Management Fee	$1,119	$1,033	$2,751	$3,632

Loan servicing fee(B)	1,071	896	3,009	2,876
Credit to base management fee—loan servicing fee(B)	(1,071)	(896)	(3,009)	(2,876)

Net Loan Servicing Fee	$—	$—	$—	$—

Incentive fee(B)	1,116	1,187	3,479	3,369
Incentive fee credit	(914)	(160)	(2,028)	(1,110)

Net Incentive Fee	$202	$1,027	$1,451	$2,259

Portfolio company fee credit	(261)	(319)	(1,344)	(553)
Syndicated loan fee credit	(100)	(17)	(122)	(73)
Incentive fee credit	(914)	(160)	(2,028)	(1,110)

Credits to Fees From Adviser—other(B)	$(1,275)	$(496)	$(3,494)	$(1,736)

(A)	Average total assets subject to the base management fee is defined in the Advisory Agreement as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.
(B)	Reflected, on a gross basis, as a line item on our accompanying Consolidated Statements of Operations.

Base Management Fee

The base management fee is payable quarterly to the Adviser pursuant to our Advisory Agreement and is assessed at an annual rate of 1.75%, computed on the basis of the value of our average total assets at the end of the two most recently-completed quarters (inclusive of the current quarter), which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings and adjusted appropriately for any share issuances or repurchases during the period.

Additionally, pursuant to the requirements of the 1940 Act, the Adviser makes available significant managerial assistance to our portfolio companies. The Adviser may also provide other services to our portfolio companies under certain agreements and may receive fees for services other than managerial assistance. Such services may include, but are not limited to: (i) assistance obtaining, sourcing or structuring credit facilities, long term loans or additional equity from unaffiliated third parties; (ii) negotiating important contractual financial relationships; (iii) consulting services regarding restructuring of the portfolio company and financial modeling as it relates to raising additional debt and equity capital from unaffiliated third parties; and (iv) primary role in interviewing,

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vetting and negotiating employment contracts with candidates in connection with adding and retaining key portfolio company management team members. The Adviser voluntarily, unconditionally, and irrevocably credits 100% of these fees against the base management fee that we would otherwise be required to pay to the Adviser; however, pursuant to the terms of the Advisory Agreement, a small percentage of certain of such fees, totaling $11 and $57 for the three and nine months ended June 30, 2017 and $35 and $0.1 million for the three and nine months ended June 30, 2016, respectively, was retained by the Adviser in the form of reimbursement, at cost, for tasks completed by personnel of the Adviser primarily for the valuation of portfolio companies.

Our Board of Directors accepted a non-contractual, unconditional and irrevocable credit from the Adviser to reduce the annual base management fee on syndicated loan participations to 0.5%, to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations, for each of the nine months ended June 30, 2017 and 2016.

Incentive Fee

The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the “hurdle rate”). The income-based incentive fee with respect to our pre-incentive fee net investment income is generally payable quarterly to the Adviser and is computed as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7.0% annualized);

•	100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% of our net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter (8.75% annualized); and

•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% of our net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter (8.75% annualized).

The second part of the incentive fee is a capital gains-based incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date) and equals 20.0% of our realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to the Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the entire portfolio’s aggregate unrealized capital depreciation, if any and excluding any unrealized capital appreciation, as of the date of the calculation. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since inception. The entire portfolio’s aggregate unrealized capital depreciation, if any, equals the sum of the difference, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable fiscal year, the amount of capital gains that serves as the basis for our calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less the entire portfolio’s aggregate unrealized capital depreciation, if any. If this number is positive at the end of such fiscal year, then the capital gains-based incentive fee for such year equals 20.0% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years. No capital gains-based incentive fee has been recorded or paid since our inception through June 30, 2017, as cumulative unrealized capital depreciation has exceeded cumulative realized capital gains net of cumulative realized capital losses.

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Additionally, in accordance with GAAP, a capital gains-based incentive fee accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains-based incentive fee. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains-based incentive fee equal to 20.0% of such amount, less the aggregate amount of actual capital gains-based incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such period. GAAP requires that the capital gains-based incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains-based incentive fee would be payable if such unrealized capital appreciation were realized. There can be no assurance that such unrealized capital appreciation will be realized in the future. No GAAP accrual for a capital gains-based incentive fee has been recorded or paid from our inception through June 30, 2017.

Our Board of Directors accepted a non-contractual, unconditional and irrevocable credit from the Adviser to reduce the income-based incentive fee to the extent net investment income did not 100.0% cover distributions to common stockholders for the nine months ended June 30, 2017, and 2016.

Loan Servicing Fee

The Adviser also services the loans held by Business Loan (the borrower under the Credit Facility), in return for which the Adviser receives a 1.5% annual fee payable monthly based on the aggregate outstanding balance of loans pledged under our Credit Facility (defined in Note 5—Borrowings). As discussed in the notes to the table above, we treat payment of the loan servicing fee pursuant to our line of credit as a pre-payment of the base management fee under the Advisory Agreement. Accordingly, these loan servicing fees are 100% voluntarily, irrevocably and unconditionally credited back to us by the Adviser.

Transactions with the Administrator

We pay the Administrator pursuant to the Administration Agreement for the portion of expenses the Administrator incurs while performing services for us. The Administrator’s expenses are primarily rent and the salaries, benefits and expenses of the Administrator’s employees, including, but not limited to, our chief financial officer and treasurer, chief compliance officer, chief valuation officer, and general counsel and secretary (who also serves as the Administrator’s president, general counsel and secretary) and their respective staffs. Two of our executive officers, David Gladstone (our chairman and chief executive officer) and Terry Brubaker (our vice chairman and chief operating officer) serve as members of the board of managers and executive officers of the Administrator, which is 100% indirectly owned and controlled by Mr. Gladstone.

Our portion of the Administrator’s expenses are generally derived by multiplying the Administrator’s total expenses by the approximate percentage of time during the current quarter the Administrator’s employees performed services for us in relation to their time spent performing services for all companies serviced by the Administrator. These administrative fees are accrued at the end of the quarter when the services are performed and recorded on our accompanying Consolidated Statements of Operations and generally paid the following quarter to the Administrator. On July 11, 2017, our Board of Directors, including a majority of the directors who are not parties to the Advisory Agreement or interested persons of such party, approved the annual renewal of the Administration Agreement through August 31, 2018.

Other Transactions

Gladstone Securities, LLC (“Gladstone Securities”), a privately-held broker-dealer registered with the Financial Industry Regulatory Authority and insured by the Securities Investor Protection Corporation, which is 100% indirectly owned and controlled by Mr. Gladstone, our chairman and chief executive officer, has provided other services, such as investment banking and due diligence services, to certain of our portfolio companies, for which Gladstone Securities receives a fee. Any such fees paid by portfolio companies to Gladstone Securities do not impact the fees we pay to the Adviser or the non-contractual, unconditional and irrevocable credits against the

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base management fee or incentive fee. Gladstone Securities received fees from portfolio companies totaling $0.3 million and $0.7 million during the three and nine months ended June 30, 2017, respectively, and $0.3 million and $0.4 million during the three and nine months ended June 30, 2016.

Related Party Fees Due

Amounts due to related parties on our accompanying Consolidated Statements of Assets and Liabilities were as follows:

	June 30, 2017	September 30, 2016
Base management fee due to Adviser	$9	$162
Loan servicing fee due to Adviser	256	236
Incentive fee due to Adviser	195	824

Total fees due to Adviser	460	1,222

Fee due to Administrator	272	282

Total Related Party Fees Due	$732	$1,504

In addition to the above fees, other operating expenses due to the Adviser as of June 30, 2017 and September 30, 2016, totaled $14 and $10, respectively. In addition, other net co-investment expenses payable to Gladstone Investment Corporation (for reimbursement purposes) totaled $38 and $8 as of June 30, 2017 and September 30, 2016, respectively. These amounts are generally settled in the quarter subsequent to being incurred and have been included in other assets, net and other liabilities, as appropriate, on the accompanying Consolidated Statements of Assets and Liabilities as of June 30, 2017 and September 30, 2016, respectively.

NOTE 5. BORROWINGS

Revolving Credit Facility

On May 1, 2015, we, through Business Loan, entered into a Fifth Amended and Restated Credit Agreement with KeyBank National Association (“KeyBank”), as administrative agent, lead arranger and a lender (our “Credit Facility”), which increased the commitment amount from $137.0 million to $140.0 million, extended the revolving period end date by three years to January 19, 2019, decreased the marginal interest rate added to 30-day LIBOR from 3.75% to 3.25% per annum, set the unused commitment fee at 0.50% on all undrawn amounts, expanded the scope of eligible collateral, and amended certain other terms and conditions. If our Credit Facility is not renewed or extended by January 19, 2019, all principal and interest will be due and payable on or before April 19, 2020 (fifteen months after the revolving period end date). Subject to certain terms and conditions, our Credit Facility may be expanded up to a total of $250.0 million through additional commitments of new or existing lenders. We incurred fees of approximately $1.1 million in connection with this amendment, which are being amortized through our Credit Facility’s revolving period end date of January 19, 2019.

On June 19, 2015, we through Business Loan entered into certain joinder and assignment agreements with three new lenders to increase borrowing capacity under our Credit Facility by $30.0 million to $170.0 million. We incurred fees of approximately $0.6 million in connection with this expansion, which are being amortized through our Credit Facility’s revolving period end date of January 19, 2019.

On October 9, 2015 and August 18, 2016, we entered into Amendments No. 1 and 2 to our Credit Facility, respectively, each of which clarified various constraints on our ability to draw on available borrowings.

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The following tables summarize noteworthy information related to our Credit Facility (at cost):

	June 30, 2017	September 30, 2016
Commitment amount	$170,000	$170,000
Borrowings outstanding, at cost	82,200	71,300
Availability(A)	71,048	31,053

	For the Three Months Ended June 30,		For the Nine Months Ended June 30,
	2017	2016	2017	2016
Weighted average borrowings outstanding, at cost	$72,555	$52,481	$51,398	$59,824
Weighted average interest rate(B)	5.0%	4.9%	5.3%	4.6%
Commitment (unused) fees incurred	$123	$147	$449	$417

(A)	Available borrowings are subject to various constraints imposed under our Credit Facility, based on the aggregate loan balance pledged by Business Loan, which varies as loans are added and repaid, regardless of whether such repayments are prepayments or made as contractually required.
(B)	Includes unused commitment fees and excludes the impact of deferred financing fees.

Our Credit Facility also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with KeyBank. KeyBank is also the trustee of the account and generally remits the collected funds to us once a month.

Our Credit Facility contains covenants that require Business Loan to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions), and restrict material changes to our credit and collection policies without the lenders’ consent. Our Credit Facility also generally limits distributions to our stockholders on a fiscal year basis to the sum of our net investment income, net capital gains and amounts elected to have been paid during the prior year in accordance with Section 855(a) of the Code. Business Loan is also subject to certain limitations on the type of loan investments it can apply as collateral towards the borrowing base to receive additional borrowing availability under our Credit Facility, including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life and lien property. Our Credit Facility further requires Business Loan to comply with other financial and operational covenants, which obligate Business Loan to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum number of 20 obligors required in the borrowing base.

Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth (defined in our Credit Facility to include our mandatorily redeemable preferred stock) of $205.0 million plus 50.0% of all equity and subordinated debt raised after May 1, 2015 less 50% of any equity and subordinated debt retired or redeemed after May 1, 2015, which equates to $225.0 million as of June 30, 2017, (ii) asset coverage with respect to “senior securities representing indebtedness” of at least 200%, in accordance with Sections 18 and 61 of the 1940 Act, and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code.

As of June 30, 2017, and as defined in the performance guaranty of our Credit Facility, we had a net worth of $275.6 million, asset coverage on our “senior securities representing indebtedness” of 434.4%, calculated in compliance with the requirements of Sections 18 and 61 of the 1940 Act, and an active status as a BDC and RIC. In addition, we had 32 obligors in our Credit Facility’s borrowing base as of June 30, 2017. As of June 30, 2017, we were in compliance with all of our Credit Facility covenants.

Fair Value

We elected to apply the fair value option of ASC 825, “Financial Instruments,” specifically for the Credit Facility, which was consistent with our application of ASC 820 to our investments. Generally, the fair value of

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our Credit Facility is determined using a yield analysis which includes a DCF calculation and also takes into account the Valuation Team’s own assumptions, including, but not limited to, the estimated remaining life, counterparty credit risk, current market yield and interest rate spreads of similar securities as of the measurement date. As of June 30, 2017, the discount rate used to determine the fair value of our Credit Facility was 30-day LIBOR, plus 3.15% per annum, plus a 0.54% unused fee. As of September 30, 2016, the discount rate used to determine the fair value of our Credit Facility was 30-day LIBOR, plus 3.25% per annum, plus a 0.50% unused fee. Generally, an increase or decrease in the discount rate used in the DCF calculation may result in a corresponding increase or decrease, respectively, in the fair value of our Credit Facility. As of June 30, 2017 and September 30, 2016, our Credit Facility was valued using Level 3 inputs and any changes in its fair value are recorded in net unrealized depreciation (appreciation) of other on our accompanying Consolidated Statements of Operations.

The following tables present our Credit Facility carried at fair value as of June 30, 2017 and September 30, 2016, on our accompanying Consolidated Statements of Assets and Liabilities for Level 3 of the hierarchy established by ASC 820 and the changes in fair value of our Credit Facility during the three and nine months ended June 30, 2017 and 2016:

	Total Recurring Fair Value Measurement Reported in Consolidated Statements of Assets and Liabilities Using Significant Unobservable Inputs (Level 3)
	June 30, 2017	September 30, 2016
Credit Facility	$82,271	$71,300

Fair Value Measurements Using Significant Unobservable Data Inputs (Level 3)
	Three Months Ended June 30,
	2017	2016
Fair value as of March 31, 2017 and 2016, respectively	$53,989	$57,300
Borrowings	37,700	41,000
Repayments	(9,600)	(25,000)
Net unrealized appreciation(A)	182	—

Fair Value as of June 30, 2017 and 2016, respectively	$82,271	$73,300

	Nine Months Ended June 30,
	2017	2016
Fair value as of September 30, 2016 and 2015, respectively	$71,300	$127,300
Borrowings	108,000	77,000
Repayments	(97,100)	(131,000)
Net unrealized appreciation(A)	71	—

Fair Value as of June 30, 2017 and 2016, respectively	$82,271	$73,300

(A)	Included in net unrealized appreciation (depreciation) of other on our accompanying Consolidated Statements of Operations for the three and nine months ended June 30, 2017 and 2016.

The fair value of the collateral under our Credit Facility totaled approximately $302.8 million and $282.0 million as of June 30, 2017 and September 30, 2016, respectively.

NOTE 6. MANDATORILY REDEEMABLE PREFERRED STOCK

In May 2014, we completed a public offering of approximately 2.4 million shares of 6.75% Series 2021 Term Preferred Stock, par value $0.001 per share (“Series 2021 Term Preferred Stock”), at a public offering price of

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$25.00 per share. Gross proceeds totaled $61.0 million and net proceeds, after deducting underwriting discounts, commissions and offering expenses borne by us, were approximately $58.5 million, a portion of which was used to voluntarily redeem all 1.5 million outstanding shares of our then existing 7.125% Series 2016 Term Preferred Stock, par value $0.001 per share and the remainder was used to repay a portion of outstanding borrowings under our Credit Facility. We incurred $2.5 million in total offering costs related to the issuance of our Series 2021 Term Preferred Stock, which are recorded as deferred financing fees on our accompanying Consolidated Statements of Assets and Liabilities and are being amortized over the period ending June 30, 2021, the mandatory redemption date.

The shares of our Series 2021 Term Preferred Stock are traded under the ticker symbol “GLADO” on the NASDAQ Global Select Market. Our Series 2021 Term Preferred Stock is not convertible into our common stock or any other security and provides for a fixed dividend equal to 6.75% per year, payable monthly (which equates in total to approximately $4.1 million per year). We are required to redeem all of the outstanding Series 2021 Term Preferred Stock on June 30, 2021 for cash at a redemption price equal to $25.00 per share plus an amount equal to all unpaid dividends and distributions on such share accumulated to (but excluding) the date of redemption (the “Redemption Price”). We may additionally be required to mandatorily redeem some or all of the shares of our Series 2021 Term Preferred Stock early, at the Redemption Price, in the event of the following: (1) upon the occurrence of certain events that would constitute a change in control, and (2) if we fail to maintain an asset coverage of at least 200% on our “senior securities that are stock” (which is currently only our Series 2021 Term Preferred Stock) and the failure remains for a period of 30 days following the filing date of our next SEC quarterly or annual report. We may also voluntarily redeem all or a portion of the Series 2021 Term Preferred Stock at our option at the Redemption Price at any time after June 30, 2017.

The asset coverage on our “senior securities that are stock” as of June 30, 2017 was 249.6%, calculated in accordance with Sections 18 and 61 of the 1940 Act. If we fail to redeem our Series 2021 Term Preferred Stock pursuant to the mandatory redemption required on June 30, 2021, or in any other circumstance in which we are required to mandatorily redeem our Series 2021 Term Preferred Stock, then the fixed dividend rate will increase by 4.0% for so long as such failure continues. As of June 30, 2017, we have not redeemed, nor have we been required to redeem, any shares of our outstanding Series 2021 Term Preferred Stock.

We paid the following monthly dividends on our Series 2021 Term Preferred Stock for the nine months ended June 30, 2017:

Fiscal Year	Declaration Date	Record Date	Payment Date	Dividend per Series 2021 Term Preferred Share
2017	October 11, 2016	October 21, 2016	October 31, 2016	$0.1406250
	October 11, 2016	November 17, 2016	November 30, 2016	0.1406250
	October 11, 2016	December 20, 2016	December 30, 2016	0.1406250
	January 10, 2017	January 20, 2017	January 31, 2017	0.1406250
	January 10, 2017	February 16, 2017	February 28, 2017	0.1406250
	January 10, 2017	March 22, 2017	March 31, 2017	0.1406250
	April 11, 2017	April 21, 2017	April 28, 2017	0.1406250
	April 11, 2017	May 19, 2017	May 31, 2017	0.1406250
	April 11, 2017	June 21, 2017	June 30, 2017	0.1406250

	Nine Months Ended June 30, 2017:			$1.2656250

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We paid the following monthly dividends on our Series 2021 Term Preferred Stock for the nine months ended June 30, 2016:

Fiscal Year	Declaration Date	Record Date	Payment Date	Dividend per Series 2021 Term Preferred Share
2016	October 13, 2015	October 26, 2015	November 4, 2015	$0.1406250
	October 13, 2015	November 17, 2015	November 30, 2015	0.1406250
	October 13, 2015	December 18, 2015	December 31, 2015	0.1406250
	January 12, 2016	January 22, 2016	February 2, 2016	0.1406250
	January 12, 2016	February 18, 2016	February 29, 2016	0.1406250
	January 12, 2016	March 21, 2016	March 31, 2016	0.1406250
	April 12, 2016	April 22, 2016	May 2, 2016	0.1406250
	April 12, 2016	May 19, 2016	May 31, 2016	0.1406250
	April 12, 2016	June 17, 2016	June 30, 2016	0.1406250

	Nine Months Ended June 30, 2016:			$1.2656250

The tax character of dividends paid by us to our preferred stockholders generally constitute ordinary income to the extent of our current and accumulated earnings and profits.

In accordance with ASC 480, “Distinguishing Liabilities from Equity,” mandatorily redeemable financial instruments should be classified as liabilities in the balance sheet and we have recorded our mandatorily redeemable preferred stock at cost, as of June 30, 2017 and September 30, 2016. The related dividend payments to our mandatorily redeemable preferred stockholders are treated as dividend expense on our statement of operations as of the ex-dividend date. Aggregate preferred stockholder dividends declared and paid on our Series 2021 Term Preferred Stock for the nine months ended June 30, 2017 and 2016, was $3.1 million.

For disclosure purposes, the fair value, based on the last quoted closing price, for our Series 2021 Term Preferred Stock as of June 30, 2017 and September 30, 2016, was approximately $62.4 million. We consider our mandatorily redeemable preferred stock to be a Level 1 liability within the ASC 820 hierarchy.

NOTE 7. REGISTRATION STATEMENT, COMMON EQUITY OFFERINGS AND SHARE REPURCHASES

Registration Statement

We filed Post-Effective Amendment No. 2 to our current universal shelf registration statement (our “Registration Statement”) on Form N-2 (File No. 333-208637) with the SEC on December 22, 2016, which was declared effective by the SEC on February 6, 2017. Our Registration Statement permits us to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common stock, preferred stock or debt securities. As of June 30, 2017, we have the ability to issue up to $279.1 million in securities under the Registration Statement.

Common Stock Offerings

Pursuant to our current registration statement, in October 2016, we completed a public offering of 2.0 million shares of our common stock at a public offering price of $7.98 per share, which was below our then current NAV per share. In November 2016, the underwriters partially exercised their overallotment option to purchase an additional 173,444 shares of our common stock. Gross proceeds totaled $17.3 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were approximately $16.4 million.

Pursuant to our prior registration statement, in October 2015, we completed a public offering of 2.0 million shares of our common stock at a public offering price of $8.55 per share, which was below our then current NAV

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per share. In November 2015, the underwriters exercised their option to purchase an additional 300,000 shares. Gross proceeds totaled $19.7 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were approximately $18.4 million.

In February 2015, we entered into equity distribution agreements (commonly referred to as “at-the-market agreements” or the “Sales Agreements”) with KeyBanc Capital Markets Inc. and Cantor Fitzgerald & Co., each a “Sales Agent,” under which we had the ability to issue and sell, from time to time, through the Sales Agents, up to an aggregate offering price of $50.0 million shares of our common stock. In May 2017, we terminated the Sales Agreement with KeyBanc Capital Markets Inc. and amended the Sales Agreement with Cantor Fitzgerald & Co. to reference our current registration statement. All other material terms of the Sales Agreement with Cantor Fitzgerald & Co. remained unchanged. We did not sell any shares under the Sales Agreements during the year ended September 30, 2016 or the six months ended March 31, 2017. During the three months ended June 30, 2017, we sold 362,600 shares of our common stock under the Sales Agreement with Cantor Fitzgerald & Co., at a weighted-average price of $9.89 per share and raised $3.6 million of gross proceeds. Net proceeds, after deducting commissions and offering costs borne by us, were approximately $3.4 million. As of June 30, 2017, we had a remaining capacity to sell up to $45.2 million of common stock under the Sales Agreement with Cantor Fitzgerald & Co.

Share Repurchases

In January 2016, our Board of Directors authorized a share repurchase program for up to an aggregate of $7.5 million of the Company’s common stock. The program expired on January 31, 2017. During the year ended September 30, 2016, we repurchased 87,200 shares of our common stock at an average share price of $6.53, resulting in aggregate gross purchases of $0.6 million. We did not repurchase any shares during the nine months ended June 30, 2017.

NOTE 8. NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE

The following table sets forth the computation of basic and diluted net increase (decrease) in net assets resulting from operations per weighted average common share for the three and nine months ended June 30, 2017 and 2016:

	Three Months Ended June 30,		Nine Months Ended June 30,
	2017	2016	2017	2016
Numerator for basic and diluted net increase (decrease) in net assets resulting from operations per common share	$6,163	$5,516	$11,735	$(9,328)
Denominator for basic and diluted weighted average common shares	25,576,149	23,363,952	25,288,289	23,145,842

Basic and diluted net increase (decrease) in net assets resulting from operations per common share	$0.24	$0.24	$0.46	$(0.40)

NOTE 9. DISTRIBUTIONS TO COMMON STOCKHOLDERS

To qualify to be taxed as a RIC, we are required to distribute to our stockholders 90.0% of our investment company taxable income. The amount to be paid out as distributions to our stockholders is determined by our Board of Directors quarterly and is based on management’s estimate of the fiscal year earnings. Based on that estimate, our Board of Directors declares three monthly distributions to common stockholders each quarter.

The federal income tax characteristics of all distributions will be reported to stockholders on the Internal Revenue Service Form 1099 at the end of each calendar year.

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We paid the following monthly distributions to common stockholders for the nine months ended June 30, 2017 and 2016:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Common Share
2017	October 11, 2016	October 21, 2016	October 31, 2016	$0.07
	October 11, 2016	November 17, 2016	November 30, 2016	0.07
	October 11, 2016	December 20, 2016	December 30, 2016	0.07
	January 10, 2017	January 20, 2017	January 31, 2017	0.07
	January 10, 2017	February 16, 2017	February 28, 2017	0.07
	January 10, 2017	March 22, 2017	March 31, 2017	0.07
	April 11, 2017	April 21, 2017	April 28, 2017	0.07
	April 11, 2017	May 19, 2017	May 31, 2017	0.07
	April 11, 2017	June 21, 2017	June 30, 2017	0.07

	Nine Months Ended June 30, 2017:			$0.63

2016	October 13, 2015	October 26, 2015	November 4, 2015	$0.07
	October 13, 2015	November 17, 2015	November 30, 2015	0.07
	October 13, 2015	December 18, 2015	December 31, 2015	0.07
	January 12, 2016	January 22, 2016	February 2, 2016	0.07
	January 12, 2016	February 18, 2016	February 29, 2016	0.07
	January 12, 2016	March 21, 2016	March 31, 2016	0.07
	April 12, 2016	April 22, 2016	May 2, 2016	0.07
	April 12, 2016	May 19, 2016	May 31, 2016	0.07
	April 12, 2016	June 17, 2016	June 30, 2016	0.07

	Nine Months Ended June 30, 2016:			$0.63

Aggregate distributions declared and paid to our common stockholders for the nine months ended June 30, 2017 and 2016, were each approximately $15.9 million and $14.6 million, respectively, and were declared based on estimates of investment company taxable income for the respective periods. For our federal income tax reporting purposes, we determine the tax characterization of our common stockholder distributions at fiscal year-end based upon our investment company taxable income for the full fiscal year and distributions paid during the full fiscal year. Therefore, a determination of tax characterization made on a quarterly basis may not be representative of the actual tax characterization of distributions for the full year. If we determined the tax characterization of our distributions as of June 30, 2017, 100% would be from ordinary income and 0% would be a return of capital. For the fiscal year ended September 30, 2016, our current and accumulated earnings and profits (after taking into account our mandatorily redeemable preferred stock dividends), exceeded common stock distributions declared and paid, and, in accordance with Section 855(a) of the Code, we elected to treat $5.5 million of the first common distributions paid in fiscal year 2016 as having been paid in the respective prior year. For the nine months ended June 30, 2017 and the fiscal year ended September 30, 2016, we recorded the following adjustments for book-tax differences to reflect tax character.

	Nine Months Ended June 30, 2017	Year Ended September 30, 2016
(Over) Under distributed net investment income	$(4,590)	$5,818
Accumulated net realized gains (losses)	5,191	(7,754)
Capital in excess of par value	(601)	1,936

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NOTE 10. COMMITMENTS AND CONTINGENCIES

Legal Proceedings

We are party to certain legal proceedings incidental to the normal course of our business. We are required to establish reserves for litigation matters where those matters present loss contingencies that are both probable and estimable. When loss contingencies are not both probable and estimable, we do not establish reserves. Based on current knowledge, we do not believe that loss contingencies, if any, arising from pending investigations, litigation or regulatory matters will have a material adverse effect on our financial condition, results of operations or cash flows. Additionally, based on our current knowledge, we do not believe such loss contingencies are both probable and estimable and therefore, as of June 30, 2017 and September 30, 2016, we have not established reserves for such loss contingencies.

Financial Commitments and Obligations

We have lines of credit, delayed draw term loans, and an uncalled capital commitment with certain of our portfolio companies that have not been fully drawn. Since these commitments have expiration dates and we expect many will never be fully drawn, the total commitment amounts do not necessarily represent future cash requirements. We estimate the fair value of the combined unused lines of credit, the unused delayed draw term loans and the uncalled capital commitment as of June 30, 2017 and September 30, 2016 to be immaterial.

The following table summarizes the amounts of our unused lines of credit, delayed draw term loans and uncalled capital commitment, at cost, as of June 30, 2017 and September 30, 2016, which are not reflected as liabilities in the accompanying Consolidated Statements of Assets and Liabilities:

	June 30, 2017	September 30, 2016
Unused line of credit commitments	$7,092	$6,397
Delayed draw term loans	2,900	1,300
Uncalled capital commitment	1,581	2,004

Total	$11,573	$9,701

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NOTE 11. FINANCIAL HIGHLIGHTS

	Three Months Ended June 30,		Nine Months Ended June 30,
	2017	2016	2017	2016
Per Common Share Data(A):
Net asset value at beginning of period(A)	$8.33	$7.92	$8.62	$9.06

Net investment income(B)	0.21	0.21	0.63	0.63
Net realized and unrealized gain (loss) on investments(B)	0.04	0.03	(0.17)	(1.04)
Net realized and unrealized loss on other(B)	(0.01)	—	—	—

Total from operations	0.24	0.24	0.46	(0.41)

Distributions to common stockholders(A)(C)	(0.21)	(0.21)	(0.63)	(0.63)
Repurchase of common stock	—	0.01	—	0.02
Offering costs for issuance of common stock	—	—	(0.04)	(0.05)
Anti-dilutive (dilutive) effect of common stock issuance(D)	0.02	—	(0.04)	(0.05)
Other, net(E)	—	(0.01)	0.01	0.01

Net asset value at end of period(A)	$8.38	$7.95	$8.38	$7.95

Market value at beginning of period	$9.49	$7.45	$8.13	$8.13
Market value at end of period	9.83	7.24	9.83	7.24
Total return(F)	5.82%	(0.01)	29.46%	(3.04)%
Common shares outstanding at end of period	25,880,466	23,344,422	25,880,466	23,344,422
Statement of Assets and Liabilities Data:
Net assets at end of period	$216,983	$185,514	$216,983	$185,514
Average net assets(G)	214,391	185,959	213,862	194,030
Senior Securities Data:
Borrowings under Credit Facility, at cost	82,200	73,300	82,200	73,300
Mandatorily redeemable preferred stock, at liquidation preference	59,624	61,000	59,624	61,000
Ratios/Supplemental Data:
Ratio of net expenses to average net assets-annualized(H)(I)	7.93	10.62	7.76	10.16
Ratio of net investment income to average net assets-annualized(J)	10.04	10.55	9.94	10.02

(A)	Based on actual common shares outstanding at the end of the corresponding period.
(B)	Based on weighted average basic per common share data for the corresponding period.
(C)	Distributions to common stockholders are determined based on taxable income calculated in accordance with income tax regulations which may differ from income amounts determined under GAAP.
(D)	During the nine months ended June 30, 2017 and 2016, the dilution was a result of issuing common shares during the respective periods at a price below the then current NAV per share. During the three months ended June 30, 2017, the anti-dilution was a result of issuing common shares during the period at a price above our current NAV per share, which partially offset the dilution during the nine months ended June 30, 2017.
(E)	Represents the impact of the different share amounts (weighted average basic common shares outstanding for the corresponding period and actual common shares outstanding at the end of the corresponding period) in the Per Common Share Data calculations and rounding impacts.
(F)

Total return equals the change in the ending market value of our common stock from the beginning of the period, taking into account common stockholder distributions reinvested in accordance with the terms of the dividend reinvestment plan. Total return does not take into account common stockholder distributions that

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may be characterized as a return of capital. For further information on the estimated character of our distributions to common stockholders, please refer to Note 9—Distributions to Common Stockholders.
(G)	Average net assets are computed using the average of the balance of net assets at the end of each month of the reporting period.
(H)	Ratio of net expenses to average net assets is computed using total expenses, net of credits from the Adviser, to the base management, loan servicing and incentive fees.
(I)	Had we not received any credits to the incentive fee due to the Adviser, the ratio of net expenses to average net assets would have been 9.65% and 9.04% for the three and nine months ended June 30, 2017, respectively and 10.97% and 10.92% for the three and nine months ended June 30, 2016, respectively.
(J)	Had we not received any credits to the incentive fee due to the Adviser, the ratio of net investment income to average net assets would have been 8.34% and 8.69% for the three and nine months ended June 30, 2017, respectively and 10.21% and 9.26% for the three and nine months ended June 30, 2016, respectively.

NOTE 12. UNCONSOLIDATED SIGNIFICANT SUBSIDIARIES

In accordance with the SEC’s Regulation S-X, we do not consolidate portfolio company investments. Further, in accordance with ASC 946, we are precluded from consolidating any entity other than another investment company, except that ASC 946 provides for the consolidation of a controlled operating company that provides substantially all of its services to the investment company or its consolidated subsidiaries.

We had two unconsolidated subsidiaries, Defiance Integrated Technologies, Inc. and Sunshine Media Holdings, that met at least one of the significance conditions under Rule 1-02(w) of the SEC’s Regulation S-X as of or during at least one of the nine month periods ended June 30, 2017 and 2016. Accordingly, summarized, comparative financial information, in aggregate, is presented below for the nine months ended June 30, 2017 and 2016 for our unconsolidated significant subsidiaries.

	Nine Months Ended June 30,
Income Statement	2017	2016
Net sales	$27,489	$29,253
Gross profit	5,874	7,545
Net loss	(1,745)	(830)

NOTE 13. SUBSEQUENT EVENTS

Portfolio Activity

In July 2017, our loan to SourceHOV, LLC was paid off for net proceeds of $4.8 million, resulting in a realized loss of $0.2 million.

Distributions and Dividends

In July 2017, our Board of Directors declared the following monthly distributions to common stockholders and monthly dividends to and preferred stockholders:

Record Date	Payment Date	Distribution per Common Share	Dividend per Series 2021 Term Preferred Share
July 21, 2017	July 31, 2017	$0.07	$0.140625
August 21, 2017	August 31, 2017	0.07	0.140625
September 20, 2017	September 29, 2017	0.07	0.140625

	Total for the Quarter:	$0.21	$0.421875

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Appendix

GLADSTONE CAPITAL CORPORATION

ARTICLES SUPPLEMENTARY

ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES

OF TERM PREFERRED SHARES,     % SERIES 2024

Gladstone Capital Corporation, a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST: Under a power contained in Article FOURTH of the charter of the Corporation (the “Charter”), the Board of Directors of the Corporation (the “Board of Directors”), by duly adopted resolutions, reclassified and designated 20,118 authorized but unissued Term Preferred Shares, 6.75% Series 2021, of the Corporation, and also classified and designated 2,979,882 authorized but unissued 5,440,000 Term Preferred Shares of the Corporation without designation as to series, each with a par value of $.001 per share (collectively, the “Shares”) as Term Preferred Shares,     % Series 2024, of the Corporation (the “Series 2024 TP Shares”).

SECOND: Except for such modifications or additions as provided in the following paragraph, a description of the preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of the Series 2024 TP Shares is contained under the headings “Definitions” and “Terms Applicable to All Series of Term Preferred Shares” in the Articles Supplementary filed with, and accepted for record by, the Department on October 31, 2011, as corrected by the Certificate of Correction filed with, and accepted for record by, the Department on October 29, 2015 (the “TP Articles Supplementary”).

THIRD: In lieu of or in addition to the preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption contained under the headings “Definitions” and “Terms Applicable to All Series of Term Preferred Shares” in the TP Articles Supplementary, the Series 2024 TP Shares shall have the preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption set forth on Exhibit A hereto, which Exhibit A shall constitute an Appendix (as such term is defined in the TP Articles Supplementary).

FOURTH: The Shares have been reclassified and designated, or classified and designated, by the Board of Directors under the authority contained in the Charter.

FIFTH: These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.

SIXTH: The undersigned acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Chairman of the Board and Chief Executive Officer and attested to by its Secretary on     , 2017.

ATTEST		GLADSTONE CAPITAL CORPORATION

By:
Name:	Michael B. LiCalsi	Name:	David Gladstone
Title:	Internal Counsel and Secretary	Title:	Chairman of the Board and Chief Executive Officer

EXHIBIT A

GLADSTONE CAPITAL CORPORATION

TERM PREFERRED SHARES,     % SERIES 2024

Capitalized terms used herein but not defined herein have the respective meanings therefor set forth in the TP Articles Supplementary.

SECTION 1. Designation as to Series.

Term Preferred Shares,     % Series 2024: A series of 3,000,000 shares of Capital Stock classified as Term Preferred Shares is hereby designated as the “Term Preferred Shares,     % Series 2024” (the “Series 2024 TP Shares”). Each share of such Series shall have such preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law and those that are expressly set forth in the Articles and the TP Articles Supplementary (except as the TP Articles Supplementary may be expressly modified by this Appendix), as are set forth in this Exhibit A. The Series 2024 TP Shares shall constitute a separate series of Capital Stock and of the Term Preferred Shares and each Series 2024 TP Share shall be identical. The following terms and conditions shall apply solely to the Series 2024 TP Shares:

SECTION 2. Number of Authorized Shares of Series.

The number of authorized shares is 3,000,000.

SECTION 3. Date of Original Issue with respect to Series.

The Date of Original Issue is                     , 2017.

SECTION 4. Fixed Dividend Rate Applicable to Series.

The Fixed Dividend Rate is     %.

SECTION 5. Liquidation Preference Applicable to Series.

The Liquidation Preference is $25.00 per share.

SECTION 6. Term Redemption Date Applicable to Series.

The Term Redemption Date is                     , 2024.

SECTION 7. Dividend Payment Dates Applicable to Series.

The Dividend Payment Dates are the last Business Day of the month of the Dividend Period.

SECTION 8. Non-Call Period Applicable to Series.

The Non-Call Period is the period beginning on the Date of Original of Issue and ending at the close of business on             , 2024.

SECTION 9. Modifications to Certain Definitions Applicable to the Series.

The following definitions contained under the heading “Definitions” in the TP Articles Supplementary are hereby modified with respect to the Series 2024 TP Shares as follows:

“Redemption Price” shall mean the Term Redemption Price, the Mandatory Redemption Price, the Optional Redemption Price or the Change of Control Redemption Price.

SECTION 10. Additional Definitions Applicable to the Series.

The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

“Change of Control Triggering Event” means the occurrence of any of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Corporation’s assets and the assets of the Corporation’s subsidiaries, taken as a whole, to any Person, other than the Corporation or one of its subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Corporation’s outstanding Voting Stock or other Voting Stock into which the Corporation’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (3) the Corporation consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Corporation, in any such event pursuant to a transaction in which any of the Corporation’s outstanding Voting Stock or the Voting Stock of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Corporation’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving Person or any direct or indirect parent company of the surviving Person immediately after giving effect to such transaction; or (4) the adoption of a plan relating to the Corporation’s liquidation or dissolution. Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control Triggering Event under clause (2) above if (i) the Corporation becomes a direct or indirect wholly-owned subsidiary of a holding company and (ii)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Corporation’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no Person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Continuing Directors” means, as of any date of determination, any member of the Board of Directors who (A) was a member of the Board of Directors on the date the Series 2024 TP Shares were originally issued or (B) was nominated for election, elected or appointed to the Board of Directors with the approval of a majority of the continuing directors who were members of the Board of Directors at the time of such nomination, election or appointment (either by a specific vote or by approval of a proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Dividend Period” means, with respect to each Series 2024 TP Share, in the case of the first Dividend Period, the period beginning on the Date of Original Issue for such Series and ending on and including June 30, 2014 and for each subsequent Dividend Period, the period beginning on and including the first calendar day of the month following the month in which the previous Dividend Period ended and ending on and including the last calendar day of such month.

“Voting Stock” means, with respect to any specified Person that is a corporation as of any date, the capital stock of such Person that is at the time entitled to vote generally in the election of the directors of such Person.

SECTION 11. Modifications to Terms of Term Preferred Shares Applicable to the Series.

The following provisions contained under the heading “Terms Applicable to All Series of Term Preferred Shares” in the TP Articles Supplementary are hereby modified with respect to the Series 2024 TP Shares as follows:

(a) Notwithstanding the requirement in Section 2.5(a), (b) or (c) of the TP Articles Supplementary or in Section 12(a)(i) below that the Redemption Price per Term Preferred Share includes an amount equal to all unpaid dividends and distributions on such share accumulated to (but excluding) the Redemption Date, if such Redemption Date occurs after the applicable record date for a dividend but on or prior to the related Dividend Payment Date, the dividend payable on such Dividend Payment Date in respect of such Term Preferred Shares shall be payable on such Dividend Payment Date to the holders of record of such Term Preferred Shares at the close of business on the applicable record date, and shall not be payable as part of the Redemption Price for such Term Preferred Shares.

(b) Notwithstanding the first sentence of Section 2.5(b)(ii) of the TP Articles Supplementary, in the event that shares of Preferred Stock are redeemed pursuant to Section 2.5(b) of the TP Articles Supplementary, the Corporation may at its sole option, but is not required to, redeem a sufficient number of shares of any Series of Term Preferred Shares pursuant to Section 2.5(b) that, when aggregated with other shares of Preferred Stock redeemed by the Corporation, would result, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, in the Corporation having Asset Coverage on such Asset Coverage Cure Date of up to and including 240%.

(c) Notwithstanding anything to the contrary in the TP Articles Supplementary, if the Redemption Date is the Term Redemption Date, the deposit of Deposit Securities shall be made no later than 15 calendar days prior to the Term Redemption Date.

SECTION 12. Additional Terms and Provisions Applicable to the Series.

The following provisions shall also apply to the Series 2024 TP Shares:

(a) Mandatory Redemption upon Change of Control.

(i) If a Change of Control Triggering Event occurs with respect to the Series 2024 TP Shares, unless the Corporation has exercised its option to redeem such Series 2024 TP Shares pursuant to Section 2.5(c) of the TP Articles Supplementary, the Corporation shall redeem all of the outstanding Series 2024 TP Shares (the “Change of Control Redemption”) at a price per share equal to the Liquidation Preference per Series 2024 TP Share, plus an amount equal to all unpaid dividends on such Series 2024 TP Share accumulated to (but excluding) the Redemption Date (whether or not earned or declared by the Corporation, but excluding interest thereon) (the “Change of Control Redemption Price”).

(ii) If the Corporation shall be required to redeem all of the outstanding Series 2024 TP Shares pursuant to paragraph (i) above, the Corporation shall deliver a Notice of Redemption, by overnight delivery, by first class mail, postage prepaid or by Electronic Means to Holders thereof, or request the Redemption and Paying Agent, on behalf of the Corporation, to promptly do so by overnight delivery, by first class mail, postage prepaid or by Electronic Means. Such Notice of Redemption shall be provided not more than forty-five (45) calendar days prior to the Redemption Date; provided, however, that such Notice of Redemption will, if mailed prior to the date of consummation of the Change of Control Triggering Event, state that the Change of Control Redemption is conditioned on the Change of Control Triggering Event occurring and, provided further, that if, by the date that is three Business Days prior to the date fixed for redemption in such Notice of Redemption, the Change of Control Triggering Event shall not have occurred, the Redemption Date shall be extended until a date that is no more than three Business Days after the date on which the Change of Control Triggering Event occurs.

(iii) Upon the date of the deposit of Deposit Securities for the Change of Control Redemption, all rights of the Holders of the Series 2024 TP Shares so called for redemption shall cease and terminate except the right of the Holders thereof to receive the Change of Control Redemption Price and such Series 2024 TP Shares shall no longer be deemed Outstanding for any purpose whatsoever (other than (A) the transfer thereof prior to the applicable Redemption Date and (B) the accumulation of dividends thereon in accordance with the terms thereof up to (but excluding) the applicable Redemption Date, which accumulated dividends, unless previously or contemporaneously declared and paid as contemplated by the last sentence of Section 2.5(d)(vi) of the TP Articles Supplementary, shall be payable only as part of the Change of Control Redemption Price on the

Redemption Date). The Corporation shall be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Change of Control Redemption Price of the Series 2024 TP Shares called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of ninety (90) calendar days from the Redemption Date shall, to the extent permitted by law, be repaid to the Corporation, after which the Holders of the Series 2024 TP Shares so called for redemption shall look only to the Corporation for payment of the Change of Control Redemption Price. The Corporation shall be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

(b) Information Rights. During any period in which the Corporation is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and any Series 2024 TP Shares are outstanding, the Corporation shall provide holders of Series 2024 TP Shares, without cost, copies of the SEC Reports that the Corporation would have been required to file with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Exchange Act if the Corporation were subject to such provisions.

GLADSTONE CAPITAL CORPORATION

ARTICLES SUPPLEMENTARY

ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES

OF TERM PREFERRED SHARES

GLADSTONE CAPITAL CORPORATION

ARTICLES SUPPLEMENTARY

ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES

OF TERM PREFERRED SHARES

Gladstone Capital Corporation (the “Corporation”), a Maryland corporation, certifies to the State Department of Assessments and Taxation of Maryland that:

RECITALS

FIRST: The Corporation is authorized under Article FOURTH of the Corporation’s Articles of Amendment and Restatement to the Articles of Incorporation of the Corporation (which, as amended or hereafter restated or amended from time to time, are herein called the “Articles”), to issue up to Fifty Million (50,000,000) shares of capital stock, with a par value of one tenth of one cent ($0.001) per share (“Capital Stock”).

SECOND: Pursuant to Article FOURTH of the Articles, all 50,000,000 such shares of Capital Stock were initially classified as Common Stock (as defined in the Articles); and

THIRD: Pursuant to the authority expressly vested in the Board of Directors of the Corporation (the “Board of Directors” which term as used herein shall include any duly authorized committee of the Board of Directors) by Article FOURTH of the Articles, the Board of Directors has, by resolution, reclassified from the unissued Common Stock and authorized the issuance of 4,000,000 Preferred Shares, par value $0.001 per share, such class of stock to be classified as “Term Preferred Shares,” and such Term Preferred Shares to be issued in one or more series.

FOURTH: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of each Series of Term Preferred Shares are set forth in these Articles Supplementary, as modified, amended or supplemented from time to time in any Appendix (each an “Appendix” and collectively the “Appendices”) to these Articles Supplementary specifically relating to such Series (each such Series being referred to herein as a “Series of Term Preferred Shares”, “Term Preferred Shares of a Series” or a “Series” and shares of all such Series being referred to herein individually as a “Term Preferred Share” and collectively as the “Term Preferred Shares”).

FIFTH: These Articles Supplementary shall become effective as of 4:59 p.m. Eastern time on October 31, 2011.

DEFINITIONS

1.1 Definitions. Unless the context or use indicates another or different meaning or intent and except with respect to any Series as specifically provided in the Appendix applicable to such Series, each of the following terms when used in these Articles Supplementary shall have the meaning ascribed to it below, whether such term is used in the singular or plural and regardless of tense:

“1940 Act” means the Investment Company Act of 1940, as amended, or any successor statute.

“1940 Act Asset Coverage” means “asset coverage,” as defined for purposes of Sections 18(h) and 61 of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Corporation, including all outstanding Term Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act or by rule, regulation or order of United States Securities and Exchange Commission as the minimum asset coverage for senior securities of a Business Development Company).

“Adviser” means Gladstone Management Corporation, a Delaware corporation, or such other entity as shall be then serving as the investment adviser of the Corporation, and shall include, as appropriate, any sub-adviser duly appointed by the Adviser.

“Appendices” and “Appendix” shall have the respective meanings as set forth in the Recitals of these Articles Supplementary.

“Articles” shall have the meaning as set forth in the Recitals of these Articles Supplementary.

“Articles Supplementary” means these Gladstone Capital Corporation Articles Supplementary Establishing and Fixing the Rights and Preferences of Term Preferred Shares, as they may be amended from time to time in accordance with their terms.

“Asset Coverage” means “asset coverage” of a class of senior security, as defined for purposes of Sections 18(h) and 61 of the 1940 Act as in effect on the date hereof, determined for the Corporation and its majority-owned subsidiaries (as such term is defined in the 1940 Act) on a consolidated basis and on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of such determination.

“Asset Coverage Cure Date” means, with respect to the failure by the Corporation to maintain Asset Coverage as of the close of business on the last Business Day of a Calendar Quarter (as required by Section 2.4(a)), the date that is thirty (30) calendar days following the Filing Date with respect to such Calendar Quarter.

“Board of Directors” shall have the meaning as set forth in the Recitals of these Articles Supplementary.

“Business Day” means any calendar day on which the New York Stock Exchange is open for trading.

“Business Development Company” shall have the meaning set forth in Section 2(a)(48) of the 1940 Act, or any successor provision.

“By-Laws” means the By-Laws of the Corporation as amended or restated from time to time.

“Calendar Quarter” shall mean any of the three month periods ending March 31, June 30, September 30, or December 31, of each year.

“Capital Stock” shall have the meaning as set forth in the Recitals of these Articles Supplementary.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” means the shares of common stock, with a par value of one tenth of one cent ($0.001) per share, of the Corporation.

“Corporation” shall have the meaning as set forth in the Preamble to these Articles Supplementary.

“Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Corporation as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Custodian.

“Custodian Agreement” means, with respect to any Series, the Custodian Agreement by and among the Custodian and the Corporation with respect to such Series.

“Date of Original Issue” means, with respect to any Series, the date specified as the Date of Original Issue for such Series in the Appendix for such Series.

“Default” shall have the meaning as set forth in Section 2.2(g)(i).

“Default Period” shall have the meaning as set forth in Section 2.2(g)(i).

“Default Rate” shall have the meaning as set forth in Section 2.2(g)(i).

“Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant Redemption Date, Dividend Payment Date or other payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(i) cash or any cash equivalent;

(ii) any U.S. Government Obligation;

(iii) any Short-Term Money Market Instrument;

(iv) any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Short-Term Money Market Instruments or U.S. Government Obligations or any combination thereof; or

(v) any letter of credit from a bank or other financial institution that has a credit rating from at least one rating agency that is the highest applicable rating generally ascribed by such rating agency to bank deposits or short-term debt of similar banks or other financial institutions as of the date of these Articles Supplementary (or such rating’s future equivalent).

“Dividend Default” shall have the meaning as set forth in Section 2.2(g)(i).

“Dividend Payment Date” means, with respect to any Series, each of the Dividend Payment Dates for such Series set forth in the Appendix for such Series.

“Dividend Period” means, with respect to any Series, the Dividend Period for such Series set forth in the Appendix for such Series.

“Dividend Rate” means, with respect to any Series and as of any date, the Fixed Dividend Rate for that Series as adjusted, if a Default Period shall be in existence on such date, in accordance with the provisions of Section 2.2(g).

“Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between any two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Redemption and Paying Agent and the Custodian, shall be sent by such means to each of its representatives set forth in the Redemption and Paying Agent Agreement and the Custodian Agreement, respectively.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Filing Date” means, with respect to any Calendar Quarter, the date of filing of the Corporation’s SEC Report with respect to such Calendar Quarter.

“Fixed Dividend Rate” means, with respect to any Series, the rate per annum specified as the Fixed Dividend Rate for such Series in the Appendix for such Series.

“Holder” means, with respect to the Term Preferred Shares of any Series or any other security issued by the Corporation, a Person in whose name such security is registered in the registration books of the Corporation maintained by the Redemption and Paying Agent or otherwise.

“Liquidation Preference” means, with respect to any Series, the amount specified as the liquidation preference per share for that Series in the Appendix for such Series.

“Mandatory Redemption Price” shall have the meaning as set forth in Section 2.5(b)(i)(A).

“Market Value” of any asset of the Corporation means, for securities for which market quotations are readily available, the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Directors. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of: yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine recommended valuations.

“Non-Call Period” means, with respect to any Series, the period (if any) during which such Series shall not be subject to redemption at the option of the Corporation, as set forth in the Appendix for such Series.

“Notice of Redemption” shall have the meaning as set forth in Section 2.5(d).

“Optional Redemption Date” shall have the meaning as set forth in Section 2.5(c)(i).

“Optional Redemption Premium” means, with respect to any Series, the premium (expressed as a percentage of the Liquidation Preference of the shares of such Series), if any, payable by the Corporation upon the redemption of Term Preferred Shares of such Series at the option of the Corporation, as set forth in the Appendix for such Series.

“Optional Redemption Price” shall have the meaning as set forth in Section 2.5(c)(i).

“Outstanding” means, as of any date with respect to Term Preferred Shares of any Series, the number of Term Preferred Shares of such Series theretofore issued by the Corporation except (without duplication):

(i) any shares of such Series theretofore cancelled or redeemed or delivered to the Redemption and Paying Agent for cancellation or redemption in accordance with the terms hereof;

(ii) any shares of such Series as to which the Corporation shall have given a Notice of Redemption and irrevocably deposited with the Redemption and Paying Agent sufficient Deposit Securities to redeem such shares in accordance with Section 2.5 hereof;

(iii) any shares of such Series as to which the Corporation shall be the Holder or the beneficial owner; and

(iv) any shares of such Series represented by any certificate in lieu of which any new certificate has been executed and delivered by the Corporation.

“Person” means and includes an individual, a partnership, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Preferred Stock” means any Capital Stock of the Corporation classified as preferred stock, including shares of each Series of Term Preferred Shares, shares of any other series of such preferred stock now or hereafter issued by the Corporation, and any other shares of Capital Stock hereafter authorized and issued by the Corporation of a class having priority over any other class as to distribution of assets or payments of dividends.

“Redemption and Paying Agent” means, with respect to any Series, BNY Mellon Shareowner Services, LLC and its successors or any other redemption and paying agent appointed by the Corporation with respect to such Series.

“Redemption and Paying Agent Agreement” means, with respect to any Series, the Redemption and Paying Agent Agreement or other similarly titled agreement by and among the Redemption and Paying Agent for such Series and the Corporation with respect to such Series.

“Redemption Date” shall have the meaning as set forth in Section 2.5(d).

“Redemption Default” shall have the meaning as set forth in Section 2.2(g)(i).

“Redemption Price” shall mean the Term Redemption Price, the Mandatory Redemption Price or the Optional Redemption Price, as applicable.

“SEC Report” means, with respect to any Calendar Quarter, the Corporation’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed by the Corporation with the Securities and Exchange Commission with respect to such Calendar Quarter (or, in the case of the Calendar Quarter that is the last Calendar Quarter in the Corporation’s fiscal year, with respect to the fiscal year that includes such Calendar Quarter).

“Securities Depository” shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Corporation that agrees to follow the procedures required to be followed by such securities depository as set forth in these Articles Supplementary with respect to the Term Preferred Shares.

“Series” shall have the meaning as set forth in the Recitals of these Articles Supplementary.

“Short-Term Money Market Instruments” means the following types of instruments if, on the date of purchase or other acquisition thereof by the Corporation, the remaining term to maturity thereof is not in excess of 180 days:

(i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

(ii) demand or time deposits in, and banker’s acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia); and

(iii) overnight funds.

“Term Preferred Shares” shall have the meaning as set forth in the Recitals of these Articles Supplementary.

“Term Redemption Date” means, with respect to any Series, the date specified as the Term Redemption Date in the Appendix for such Series.

“Term Redemption Price” shall have the meaning as set forth in Section 2.5(a).

“U.S. Government Obligations” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

“Voting Period” shall have the meaning as set forth in Section 2.6(b)(i).

With respect to any Series, any additional definitions specifically set forth in the Appendix relating to such Series and any amendments to any definitions specifically set forth in the Appendix relating to such Series, as such Appendix may be amended from time to time, shall be incorporated herein and made part hereof by reference thereto, but only with respect to such Series.

1.2  Interpretation. The headings preceding the text of Articles and Sections included in these Articles Supplementary are for convenience only and shall not be deemed part of these Articles Supplementary or be given any effect in interpreting these Articles Supplementary. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of these Articles Supplementary. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. Reference to any Person includes such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including these Articles Supplementary), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Except as otherwise expressly set forth herein, reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder.

Underscored references to Articles or Sections shall refer to those portions of these Articles Supplementary. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to these Articles Supplementary as a whole and not to any particular Article, Section or clause of these Articles Supplementary.

TERMS APPLICABLE TO ALL SERIES OF

TERM PREFERRED SHARES

Except for such changes and amendments hereto with respect to a Series of Term Preferred Shares that are specifically contemplated by the Appendix relating to such Series, each Series of Term Preferred Shares shall have the following terms:

2.1 Number of Shares; Ranking.

(a) The number of authorized shares constituting any Series of Term Preferred Shares shall be as set forth with respect to such Series in the Appendix hereto relating to such Series. No fractional Term Preferred Shares shall be issued.

(b) The Term Preferred Shares of each Series shall rank on parity with shares of each other Series of Term Preferred Shares and with shares of any other series of Preferred Stock as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation. The Term

Preferred Shares of each Series shall have preference with respect to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation over the Common Stock as set forth herein.

(c) No Holder of Term Preferred Shares shall have, solely by reason of being such a Holder, any preemptive or other right to acquire, purchase or subscribe for any Term Preferred Shares or shares of Common Stock or other securities of the Corporation which it may hereafter issue or sell.

2.2 Dividends and Distributions.

(a) The Holders of any Term Preferred Shares of any Series shall be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Directors, out of funds legally available therefor and in preference to dividends and distributions on the Common Stock, cumulative cash dividends and distributions on each share of such Series, calculated separately for each Dividend Period for such Series at the Dividend Rate in effect from time to time for such Series during such Dividend Period, computed on the basis of a 360-day year consisting of twelve 30-day months, on an amount equal to the Liquidation Preference for a share of such Series, and no more. Dividends and distributions on the Term Preferred Shares of any Series shall accumulate from the Date of Original Issue with respect to such Series and shall be payable monthly in arrears as provided in Section 2.2(f). Dividends payable on any Term Preferred Shares of any Series for any period of less than a full monthly Dividend Period, upon any redemption of such shares on any Redemption Date other than on a Dividend Payment Date, or, in the case of the first Dividend Period, more than a full monthly period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed for any period of less than, or, in the case of the first Dividend Period, greater than, one month.

(b) Dividends on shares of each Series of Term Preferred Shares with respect to any Dividend Period shall be declared to the Holders of record of such shares as their names shall appear on the registration books of the Corporation at the close of business on the applicable record date, which shall be such date designated by the Board of Directors that is not more than twenty (20) nor less than ten (10) calendar days prior to the Dividend Payment Date with respect to such Dividend Period, and shall be paid as provided further in Section 2.2(f) hereof.

(c) (i) No full dividends and distributions shall be declared or paid on shares of a Series of Term Preferred Shares for any Dividend Period or part thereof unless full cumulative dividends and distributions due through the most recent dividend payment dates therefor for all outstanding shares of Preferred Stock (including shares of other Series of Term Preferred Shares) have been or contemporaneously are declared and paid through the most recent dividend payment dates therefor. If full cumulative dividends and distributions due have not been declared and paid on all outstanding Preferred Stock of any series, any dividends and distributions being declared and paid on a Series of Term Preferred Shares will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on each such series of Preferred Stock on the relevant dividend payment date for such series. No Holders of Term Preferred Shares shall be entitled to any dividends and distributions, whether payable in cash, property or shares, in excess of full cumulative dividends and distributions as provided in this Section 2.2(c)(i) on such Term Preferred Shares.

(ii) For so long as any Term Preferred Shares are Outstanding, the Corporation shall not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in shares of Common Stock) in respect of the Common Stock, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Stock, or (z) pay any proceeds of the liquidation of the Corporation in respect of the Common Stock, unless, in each case, (A) immediately thereafter, the Corporation shall have 1940 Act Asset Coverage after deducting the amount of such dividend or distribution or redemption or purchase price or liquidation proceeds, (B) all cumulative dividends and distributions on all Term Preferred Shares and all other Preferred Stock ranking on a parity with the Term Preferred Shares due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and Deposit

Securities or sufficient funds (in accordance with the terms of such Preferred Stock) for the payment thereof shall have been deposited irrevocably with the paying agent for such Preferred Stock) and (C) the Corporation shall have deposited Deposit Securities pursuant to and in accordance with the requirements of Section 2.5(d)(ii) hereof with respect to Outstanding Term Preferred Shares of any Series to be redeemed pursuant to Section 2.5(a) or Section 2.5(b) hereof for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms hereof on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

(iii) Any dividend payment made on shares of a Series of Term Preferred Shares shall first be credited against the dividends and distributions accumulated with respect to the earliest Dividend Period for such Series for which dividends and distributions have not been paid.

(d) Not later than 12:00 noon, New York City time, on the Dividend Payment Date for a Series of Term Preferred Shares, the Corporation shall deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on such date sufficient to pay the dividends and distributions that are payable on such Dividend Payment Date in respect of such Series. The Corporation may direct the Redemption and Paying Agent with respect to the investment or reinvestment of any such Deposit Securities prior to the Dividend Payment Date, provided that such investment consists exclusively of Deposit Securities and provided further that the proceeds of any such investment will be available as same day funds at the opening of business on such Dividend Payment Date.

(e) All Deposit Securities paid to the Redemption and Paying Agent for the payment of dividends payable on a Series of Term Preferred Shares shall be held in trust for the payment of such dividends by the Redemption and Paying Agent for the benefit of the Holders of such Series entitled to the payment of such dividends pursuant to Section 2.2(f). Any moneys paid to the Redemption and Paying Agent in accordance with the foregoing but not applied by the Redemption and Paying Agent to the payment of dividends, including interest earned on such moneys while so held, will, to the extent permitted by law, be repaid to the Corporation as soon as possible after the date on which such moneys were to have been so applied, upon request of the Corporation.

(f) Dividends on shares of a Series of Term Preferred Shares shall be paid on each Dividend Payment Date for such Series to the Holders of shares of such Series as their names appear on the registration books of the Corporation at the close of business on the applicable record date for such dividend, which record date shall be determined as set forth in Section 2.2(b) Dividends in arrears on shares of a Series of Term Preferred Shares for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of shares of such Series as their names appear on the registration books of the Corporation on such date, not exceeding twenty (20) nor less than ten (10) calendar days preceding the payment date thereof, as may be fixed by the Board of Directors. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on shares of any Series of Term Preferred Shares which may be in arrears.

(g) (i) The Dividend Rate on a Series of Term Preferred Shares shall be adjusted to the Default Rate (as defined below) in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to a Series of Term Preferred Shares shall commence on any date the Corporation fails to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on (A) a Dividend Payment Date for such Series, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend on such Series payable on such Dividend Payment Date (a “Dividend Default”) or (B) an applicable Redemption Date for such Series, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Redemption Date sufficient to pay the full amount of the Redemption Price payable in respect of such Series on such Redemption Date (a “Redemption Default” and together with a Dividend Default, hereinafter referred to as “Default”). Subject to the cure provisions of Section 2.2(g)(ii) below, a Default Period with respect to a Dividend Default or a Redemption Default on a Series of Term Preferred Shares shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends on such Series and any unpaid Redemption Price on such Series shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. In the case of any Default on a Series of Term Preferred Shares, the Dividend Rate for such Series for each calendar day during the Default Period will be equal to the Default Rate. The “Default Rate” on a Series of Term Preferred Shares for any calendar day shall be equal to the Fixed Dividend Rate for such Series plus two percent (2%) per annum.

(ii) No Default Period for a Series of Term Preferred Shares with respect to any Default on such Series shall be deemed to commence if the amount of any dividend or any Redemption Price due in respect of such Series (if such Default is not solely due to the willful failure of the Corporation) is deposited irrevocably in trust, in same-day funds, with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three (3) Business Days after the applicable Dividend Payment Date or Redemption Date for such Series with respect to which such Default occurred, together with an amount equal to the Default Rate on such Series applied to the amount and period of such non-payment on such Series, based on the actual number of calendar days comprising such period divided by 360.

2.3 Liquidation Rights.

(a) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the Holders of Term Preferred Shares shall be entitled to receive out of the assets of the Corporation available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Common Stock, a liquidation distribution equal to the Liquidation Preference for such shares, plus an amount equal to all unpaid dividends and distributions on such shares accumulated to (but excluding) the date fixed for such distribution or payment on such shares (whether or not earned or declared by the Corporation, but excluding interest thereon), and such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

(b) If, upon any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the assets of the Corporation available for distribution among the Holders of all Outstanding Term Preferred Shares and any other outstanding Preferred Stock shall be insufficient to permit the payment in full to such Holders of the Liquidation Preference of such Term Preferred Shares plus accumulated and unpaid dividends and distributions on such shares as provided in Section 2.3(a) above and the amounts due upon liquidation with respect to such other Preferred Stock, then such available assets shall be distributed among the Holders of such Term Preferred Shares and such other Preferred Stock ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, unless and until the Liquidation Preference on each Outstanding Term Preferred Share plus accumulated and unpaid dividends and distributions on such shares as provided in Section 2.3(a) above have been paid in full to the Holders of such shares, no dividends, distributions or other payments will be made on, and no redemption, purchase or other acquisition by the Corporation will be made by the Corporation in respect of, shares of the Common Stock.

(c) Neither the sale of all or substantially all of the property or business of the Corporation, nor the merger, consolidation or reorganization of the Corporation into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Corporation shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purpose of this Section 2.3.

2.4 Coverage Test.

(a) Asset Coverage Requirement. For so long as any shares of a Series of Term Preferred Shares are Outstanding, the Corporation shall have Asset Coverage of at least 200% as of the close of business on the last

Business Day of a Calendar Quarter, such Asset Coverage to be determined exclusively by reference to the asset coverage ratio reported as of the last Business Day of such Calendar Quarter in the Corporation’s SEC Report with respect to such Calendar Quarter. If the Corporation shall fail to maintain such Asset Coverage as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 2.5(b)(i) shall be applicable, which provisions shall constitute the sole remedy for the Corporation’s failure to comply with the provisions of this Section 2.4(a).

(b) Calculation of Asset Coverage. For purposes of determining whether the requirements of Section 2.4(a) are satisfied, (i) no Term Preferred Shares of any Series or other Preferred Stock shall be deemed to be Outstanding for purposes of any computation required by Section 2.4(a) if, prior to or concurrently with such determination, either (x) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Series or other Preferred Stock) to pay the full redemption price for such Series or other Preferred Stock (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for such Series or other Preferred Stock and the requisite notice of redemption for such Series or other Preferred Stock (or the portion thereof to be redeemed) shall have been given or (y) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Series or other Preferred Stock) to pay the full redemption price for such Series or other Preferred Stock (or the portion thereof to be redeemed) shall have been segregated by the Custodian and the Corporation from the assets of the Corporation, by means of appropriate identification on the Custodian’s books and records or otherwise in accordance with the Custodian’s normal procedures, and (ii) the Deposit Securities or other sufficient funds that shall have been deposited with the applicable paying agent and/or segregated by the Custodian, as applicable, as provided in clause (i) of this sentence shall not be included as assets of the Corporation for purposes of such computation.

2.5 Redemption. Each Series of Term Preferred Shares shall be subject to redemption by the Corporation as provided below:

(a) Term Redemption. The Corporation shall redeem all shares of a Series of Term Preferred Shares on the Term Redemption Date for such Series, at a price per share equal to the Liquidation Preference per share of such Series plus an amount equal to all unpaid dividends and distributions on such share of such Series accumulated to (but excluding) the Term Redemption Date for such Series (whether or not earned or declared by the Corporation, but excluding interest thereon) (the “Term Redemption Price”).

(b) Asset Coverage Mandatory Redemption.

(i) If the Corporation fails to comply with the Asset Coverage requirement as provided in Section 2.4(a) as of the last Business Day of any Calendar Quarter and such failure is not cured as of the Asset Coverage Cure Date, the Corporation shall, to the extent permitted by the 1940 Act and Maryland law, by the close of business on such Asset Coverage Cure Date, fix a redemption date and proceed to redeem in accordance with the terms of such Preferred Stock, a sufficient number of shares of Preferred Stock, which at the Corporation’s sole option (to the extent permitted by the 1940 Act and Maryland law) may include any number or proportion of Term Preferred Shares of any Series, to enable it to meet the requirements of Section 2.5(b)(ii). In the event that any shares of a Series of Term Preferred Shares then Outstanding are to be redeemed pursuant to this Section 2.5(b)(i), the Corporation shall redeem such shares at a price per share equal to the Liquidation Preference per share of such Series plus an amount equal to all unpaid dividends and distributions on such share of such Series accumulated to (but excluding) the date fixed for such redemption by the Board of Directors (whether or not earned or declared by the Corporation, but excluding interest thereon) (the “Mandatory Redemption Price”).

(ii) On the Redemption Date for a redemption contemplated by Section 2.5(b)(i), the Corporation shall redeem, out of funds legally available therefor, such number of shares of Preferred Stock (which may include at the sole option of the Corporation any number or proportion of Term Preferred Shares of any Series) as shall be equal to the lesser of (x) the minimum number of shares of Preferred Stock, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Corporation having Asset Coverage on such Asset Coverage Cure Date of at least 200% (provided, however, that if there is no such minimum number of Term Preferred Shares and other shares of Preferred Stock the redemption or retirement of which would have such result, all Term Preferred Shares and other shares of Preferred Stock then outstanding shall be redeemed), and (y) the maximum number of shares of Preferred Stock that can be redeemed out of funds expected to be legally available therefor in accordance with the Articles and applicable law. Notwithstanding the foregoing, in the event that shares of Preferred Stock are redeemed pursuant to this Section 2.5(b), the Corporation may at its sole option, but is not required to, redeem a sufficient number of shares of any Series of Term Preferred Shares pursuant to this Section 2.5(b) that, when aggregated with other shares of Preferred Stock redeemed by the Corporation, would result, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, in the Corporation having Asset Coverage on such Asset Coverage Cure Date of up to and including 285%. The Corporation shall effect such redemption on the date fixed by the Corporation therefor, which date shall not be later than ninety (90) calendar days after such Asset Coverage Cure Date, except that if the Corporation does not have funds legally available for the redemption of all of the required number of Term Preferred Shares and other shares of Preferred Stock which have been designated to be redeemed or the Corporation otherwise is unable to effect such redemption on or prior to ninety (90) calendar days after such Asset Coverage Cure Date, the Corporation shall redeem those Term Preferred Shares and other shares of Preferred Stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding Term Preferred Shares of a Series are to be redeemed pursuant to this Section 2.5(b), the number of Term Preferred Shares of such Series to be redeemed shall be redeemed (A) pro rata among the Outstanding shares of such Series, (B) by lot or (C) in such other manner as the Board of Directors may determine to be fair and equitable.

(c) Optional Redemption.

(i) Subject to the provisions of Section 2.5(c)(ii), on any Business Day following the expiration of the Non-Call Period (if any) for a Series of Term Preferred Shares (any such Business Day referred to in this sentence, an “Optional Redemption Date”), the Corporation may redeem in whole or from time to time in part the Outstanding Term Preferred Shares of such Series, at a redemption price per Term Preferred Share (the “Optional Redemption Price”) equal to (x) the Liquidation Preference per Term Preferred Share of such Series plus (y) an amount equal to all unpaid dividends and distributions on such Term Preferred Share of such Series accumulated to (but excluding) the Optional Redemption Date (whether or not earned or declared by the Corporation, but excluding interest thereon) plus (z) the Optional Redemption Premium per share (if any) with respect to an optional redemption of Term Preferred Shares of such Series that is effected on such Optional Redemption Date.

(ii) If fewer than all of the outstanding shares of a Series of Term Preferred Shares are to be redeemed pursuant to Section 2.5(c)(i), the shares of such Series to be redeemed shall be selected either (A) pro rata among such Series, (B) by lot or (C) in such other manner as the Board of Directors may determine to be fair and equitable. Subject to the provisions of these Articles Supplementary and applicable law, the Board of Directors will have the full power and authority to prescribe the terms and conditions upon which Term Preferred Shares will be redeemed pursuant to this Section 2.5(c) from time to time.

(iii) The Corporation may not on any date deliver a Notice of Redemption pursuant to Section 2.5(d) in respect of a redemption contemplated to be effected pursuant to this Section 2.5(c) unless on such date the Corporation has available Deposit Securities for the Optional Redemption Date contemplated by such Notice of Redemption having a Market Value not less than the amount (including any applicable premium) due to Holders of Term Preferred Shares by reason of the redemption of such Term Preferred Shares on such Optional Redemption Date.

(d) Procedures for Redemption.

(i) If the Corporation shall determine or be required to redeem, in whole or in part, Term Preferred Shares of a Series pursuant to Section 2.5(a), (b) or (c), the Corporation shall deliver a notice of redemption (the “Notice of Redemption”), by overnight delivery, by first class mail, postage prepaid or by Electronic Means to Holders thereof, or request the Redemption and Paying Agent, on behalf of the Corporation, to promptly do so by overnight delivery, by first class mail, postage prepaid or by Electronic Means. A Notice of Redemption shall be provided not more than forty-five (45) calendar days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (A) the Redemption Date; (B) the Series and number of Term Preferred Shares to be redeemed; (C) the CUSIP number for Term Preferred Shares of such Series; (D) the applicable Redemption Price on a per share basis; (E) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Directors requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (F) that dividends on the Term Preferred Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (G) the provisions of these Articles Supplementary under which such redemption is made. If fewer than all Term Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of Term Preferred Shares to be redeemed from such Holder or the method of determining such number. The Corporation may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to these Articles Supplementary that such redemption is subject to one or more conditions precedent and that the Corporation shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

(ii) If the Corporation shall give a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by the Corporation), the Corporation shall (A) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on the date thereof no less than the Redemption Price of the Term Preferred Shares to be redeemed on the Redemption Date and (B) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of the Term Preferred Shares called for redemption on the Redemption Date. The Corporation may direct the Redemption and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided that the proceeds of any such investment shall be available at the opening of business on the Redemption Date as same day funds.

(iii) Upon the date of the deposit of such Deposit Securities, all rights of the Holders of the Term Preferred Shares so called for redemption shall cease and terminate except the right of the Holders thereof to receive the Redemption Price thereof and such Term Preferred Shares shall no longer be deemed Outstanding for any purpose whatsoever (other than (A) the transfer thereof prior to the applicable Redemption Date and (B) the accumulation of dividends thereon in accordance with the terms hereof up to (but excluding) the applicable Redemption Date, which accumulated dividends, unless previously or contemporaneously declared and paid as contemplated by the last sentence of Section 2.5(d)(vi) below, shall be payable only as part of the applicable Redemption Price on the Redemption Date). The Corporation shall be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of the Term Preferred Shares called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of ninety (90) calendar days from the Redemption Date shall, to the extent permitted by law, be repaid to the Corporation, after which the Holders of the Term Preferred Shares so called for redemption shall look only to the Corporation for payment of the Redemption Price thereof. The Corporation shall be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

(iv) On or after the Redemption Date, each Holder of Term Preferred Shares in certificated form (if any) that are subject to redemption shall surrender the certificate(s) evidencing such Term Preferred Shares to the Corporation at the place designated in the Notice of Redemption and shall then be entitled to receive the Redemption Price for such Term Preferred Shares, without interest, and in the case of a redemption of fewer than all the Term Preferred Shares represented by such certificate(s), a new certificate representing the Term Preferred Shares that were not redeemed.

(v) Notwithstanding the other provisions of this Section 2.5, except as otherwise required by law, the Corporation shall not redeem any Term Preferred Shares unless all accumulated and unpaid dividends and distributions on all Outstanding Term Preferred Shares and other series of Preferred Shares ranking on a parity with the Term Preferred Shares with respect to dividends and distributions for all applicable past dividend periods (whether or not earned or declared by the Corporation) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Stock) for the payment of such dividends and distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent for such Preferred Stock in accordance with the terms of such Preferred Stock, provided, however, that the foregoing shall not prevent the purchase or acquisition of Outstanding Term Preferred Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to Holders of all Outstanding Term Preferred Shares and any other series of Preferred Stock for which all accumulated and unpaid dividends and distributions have not been paid.

(vi) To the extent that any redemption for which Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Articles and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. No Redemption Default shall be deemed to have occurred if the Corporation shall fail to deposit in trust with the Redemption and Paying Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any Term Preferred Shares, dividends may be declared and paid on such Term Preferred Shares in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such Term Preferred Shares shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.

(e) Redemption and Paying Agent as Trustee of Redemption Payments by Corporation. All Deposit Securities transferred to the Redemption and Paying Agent for payment of the Redemption Price of Term Preferred Shares called for redemption shall be held in trust by the Redemption and Paying Agent for the benefit of Holders of Term Preferred Shares so to be redeemed until paid to such Holders in accordance with the terms hereof or returned to the Corporation in accordance with the provisions of Section 2.5(d)(iii) above.

(f) Compliance With Applicable Law. In effecting any redemption pursuant to this Section 2.5, the Corporation shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Maryland law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Maryland law.

(g) Modification of Redemption Procedures. Notwithstanding the foregoing provisions of this Section 2.5, the Corporation may, in its sole discretion and without a shareholder vote, modify the procedures set forth above with respect to notification of redemption for the Term Preferred Shares, provided that such modification does not materially and adversely affect the Holders of the Term Preferred Shares or cause the Corporation to violate any applicable law, rule or regulation; and provided further that no such modification shall in any way alter the rights or obligations of the Redemption and Paying Agent without its prior consent.

2.6 Voting Rights.

(a) One Vote Per Term Preferred Share. Except as otherwise provided in the Articles or as otherwise required by law, (i) each Holder of Term Preferred Shares shall be entitled to one vote for each Term Preferred Share held by such Holder on each matter submitted to a vote of shareholders of the Corporation, and (ii) the holders of outstanding shares of Preferred Stock, including Outstanding Term Preferred Shares, and of outstanding shares of Common Stock shall vote together as a single class; provided, however, that the holders of outstanding shares of Preferred Stock, including Outstanding Term Preferred Shares, shall be entitled, as a class, to the exclusion of the Holders of all other securities and classes of Capital Stock of the Corporation, to elect two Directors of the Corporation at all times. Subject to Section 2.6(b), the Holders of outstanding shares of Common Stock and Preferred Stock, including Term Preferred Shares, voting together as a single class, shall elect the balance of the Directors.

(b) Voting For Additional Directors.

(i) Voting Period. During any period in which any one or more of the conditions described in clauses (A) or (B) of this Section 2.6(b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of Directors constituting the Board of Directors shall be automatically increased by the smallest number that, when added to the two Directors elected exclusively by the Holders of Preferred Stock, including Term Preferred Shares, would constitute a majority of the Board of Directors as so increased by such smallest number; and the Holders of Preferred Shares, including Term Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the Holders of all other securities and classes of capital stock of the Corporation), to elect such smallest number of additional Directors, together with the two Directors that such Holders are in any event entitled to elect. A Voting Period shall commence:

(A) if, at the close of business on any dividend payment date for any outstanding Preferred Share including any Outstanding Term Preferred Share, accumulated dividends (whether or not earned or declared) on such outstanding share of Preferred Stock equal to at least two (2) full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or

(B) if at any time Holders of shares of Preferred Stock are otherwise entitled under the 1940 Act to elect a majority of the Board of Directors.

Upon the termination of a Voting Period, the voting rights described in this Section 2.6(b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders of shares of Preferred Stock upon the further occurrence of any of the events described in this Section 2.6(b)(i).

(ii) Notice of Special Meeting. As soon as practicable after the accrual of any right of the Holders of shares of Preferred Stock to elect additional Directors as described in Section 2.6(b)(i), the Corporation shall call a special meeting of such Holders and notify the Redemption and Paying Agent and/or such other Person as is specified in the terms of such Preferred Stock to receive notice (i) by mailing or delivery by Electronic Means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Stock, a notice of such special meeting to such Holders, such meeting to be held not less than ten (10) nor more than thirty (30) calendar days after the date of the delivery by Electronic Means or mailing of such notice. If the Corporation fails to call such a special meeting, it may be called at the expense of the Corporation by any such Holder on like notice. The record date for determining the Holders of shares of Preferred Stock entitled to notice of and to vote at such special meeting shall be the close of business on the fifth (5th) Business Day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of Holders of shares of Preferred Stock held during a Voting Period at which Directors are to be elected, such Holders, voting together as a class (to the exclusion of the Holders of all other securities and classes of capital stock of the Corporation), shall be entitled to elect the number of Directors prescribed in Section 2.6(b)(i) on a one-vote-per-share basis.

(iii) Terms of Office of Existing Directors. The terms of office of the incumbent Directors of the Corporation at the time of a special meeting of Holders of the shares of Preferred Stock to elect additional Directors in accordance with Section 2.6(b)(i) shall not be affected by the election at such meeting by the Holders of Term Preferred Shares and such other Holders of shares of Preferred Stock of the number of Directors that they are entitled to elect, and the Directors so elected by the Holders of Term Preferred Shares and such other Holders of shares of Preferred Stock, together with the two (2) Directors elected by the Holders of shares of Preferred Stock in accordance with Section 2.6(a) hereof and the remaining Directors elected by the holders of the shares of Common Stock and Preferred Stock, shall constitute the duly elected Directors of the Corporation.

(iv) Terms of Office of Certain Directors to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional Directors elected by the Holders of the shares of Preferred Stock pursuant to Section 2.6(b)(i) shall terminate, the remaining Directors shall constitute the Directors of the Corporation and the voting rights of the Holders of shares of Preferred Stock to elect additional Directors pursuant to Section 2.6(b)(i) shall cease, subject to the provisions of the last sentence of Section 2.6(b)(i).

(c) Holders of Term Preferred Shares to Vote on Certain Matters.

(i) Certain Amendments Requiring Approval of Term Preferred Shares. Except as otherwise permitted by the terms of these Articles Supplementary, so long as any Term Preferred Shares are Outstanding, the Corporation shall not, without the affirmative vote or consent of the Holders of at least two-thirds (2/3) of the Term Preferred Shares of all Series Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Articles, or these Articles Supplementary, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such Term Preferred Shares or the Holders thereof; provided, however, that (i) a change in the capitalization of the Corporation in accordance with Section 2.8 hereof shall not be considered to materially and adversely affect the rights and preferences of the Term Preferred Shares, and (ii) a division of a Term Preferred Share shall be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the Term Preferred Shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a Term Preferred Share of such Series or the Holder thereof unless such matter (i) alters or abolishes any preferential right of such Term Preferred Share, or (ii) creates, alters or abolishes any right in respect of redemption of such Term Preferred Share (other than as a result of a division of a Term Preferred Share). So long as any Term Preferred Shares are Outstanding, the Corporation shall not, without the affirmative vote or consent of at least 662/3% of the Holders of the Term Preferred Shares Outstanding at the time, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Corporation is solvent and does not foresee becoming insolvent.

(ii) 1940 Act Matters. Unless a higher percentage is provided for in the Articles, the affirmative vote of the Holders of at least “a majority of the outstanding shares of Preferred Stock,” including Term Preferred Shares Outstanding at the time, voting as a separate class, shall be required (A) to approve the Corporation ceasing to be a Businesses Development Company, or to approve the Corporation’s withdrawal of its election as a Businesses Development Company, or (B) to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. For purposes of the foregoing, the vote of a “majority of the outstanding shares of Preferred Stock” means the vote at an annual or special meeting duly called of (i) sixty-seven percent (67%) or more of such shares present at a meeting, if the Holders of more than fifty percent (50%) of such shares are present or represented by proxy at such meeting, or (ii) more than fifty percent (50%) of such shares, whichever is less.

(iii) Certain Amendments Requiring Approval of Specific Series of Term Preferred Shares. Except as otherwise permitted by the terms of these Articles Supplementary, so long as any Term Preferred Shares of a Series are Outstanding, the Corporation shall not, without the affirmative vote or consent of the Holders of at least two-thirds (2/3) of the Term Preferred Shares of such Series, Outstanding at the time, voting as a separate class, amend, alter or repeal the provisions of the Appendix relating to such Series, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power set forth in such Appendix of the Term Preferred Shares of such Series or the Holders thereof; provided, however, that (i) a change in the capitalization of the Corporation in accordance with Section 2.8 hereof shall not be considered to materially and adversely affect the rights and preferences of the Term Preferred Shares of such Series, and (ii) a division of a Term Preferred Share shall be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the Term Preferred Shares of such Series; and provided, further, that no amendment, alteration or repeal of the obligation of the Corporation to (x) pay the Term Redemption Price on the Term Redemption Date for a Series, or (y) accumulate dividends at the Dividend Rate (as set forth in these Articles Supplementary and the applicable Appendix hereto) for a Series shall be effected without, in each case, the prior unanimous vote or consent of the Holders of such Series of Term Preferred Shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a Term Preferred Share of a Series or the Holder thereof unless such matter (i) alters or abolishes any preferential right of such Term Preferred Share, or (ii) creates, alters or abolishes any right in respect of redemption of such Term Preferred Share.

(d) Voting Rights Set Forth Herein Are Sole Voting Rights. Unless otherwise required by law or the Articles, the Holders of Term Preferred Shares shall not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in this Section 2.6.

(e) No Cumulative Voting. The Holders of Term Preferred Shares shall have no rights to cumulative voting.

(f) Voting for Directors Sole Remedy for Corporation’s Failure to Declare or Pay Dividends. In the event that the Corporation fails to declare or pay any dividends on any Series of Term Preferred Shares on the Dividend Payment Date therefor, the exclusive remedy of the Holders of the Term Preferred Shares shall be the right to vote for Directors pursuant to the provisions of this Section 2.6. Nothing in this Section 2.6(f) shall be deemed to affect the obligation of the Corporation to accumulate and, if permitted by applicable law, the Articles and these Articles Supplementary, pay dividends at the Default Rate in the circumstances contemplated by Section 2.2(g) hereof.

(g) Holders Entitled to Vote. For purposes of determining any rights of the Holders of Term Preferred Shares to vote on any matter, whether such right is created by these Articles Supplementary, by the Articles, by statute or otherwise, no Holder of Term Preferred Shares shall be entitled to vote any Term Preferred Share and no Term Preferred Share shall be deemed to be “Outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such Term Preferred Share shall have been given in accordance with these Articles Supplementary and Deposit Securities for the payment of the Redemption Price of such Term Preferred Share shall have been deposited in trust with the Redemption and Paying Agent for that purpose. No Term Preferred Share held by the Corporation shall have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

2.7 Issuance of Additional Preferred Stock.

So long as any Term Preferred Shares are Outstanding, the Corporation may, without the vote or consent of the Holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of senior securities of the Corporation representing stock under Sections 18 and 61 of the 1940 Act, ranking on a parity with Term Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Corporation, in addition to then Outstanding Series of Term Preferred Shares, including additional Series of Term Preferred Shares, and authorize, issue and sell additional shares of any such series of Preferred Stock then outstanding or so established and created, including additional Term Preferred Shares of any Series, in each case in accordance with applicable law, provided that the Corporation shall, immediately after giving effect to the issuance of such additional shares of Preferred Stock and to its receipt and application of the proceeds thereof, including to the redemption of shares of Preferred Stock with such proceeds, have Asset Coverage (calculated in the same manner as is contemplated by Section 2.4(b) hereof) of at least 200%.

2.8 Status of Redeemed or Repurchased Term Preferred Shares.

Term Preferred Shares that at any time have been redeemed or purchased by the Corporation shall, after such redemption or purchase, have the status of authorized but unissued shares of Capital Stock.

2.9 Global Certificate.

Prior to the commencement of a Voting Period, (i) all shares of any Series of Term Preferred Shares Outstanding from time to time shall be represented by one global certificate for such Series registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of such Series of Term Preferred Shares shall be made on the books of the Corporation to any Person other than the Securities Depository or its nominee. The foregoing restriction on registration of transfer shall be conspicuously noted on the face or back of the global certificates.

2.10 Notice.

All notices or communications hereunder, unless otherwise specified in these Articles Supplementary, shall be sufficiently given if in writing and delivered in person, by telecopier, by Electronic Means or by overnight mail or delivery or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 2.10 shall be deemed given on the date received or, if mailed by first class mail, on the date five (5) calendar days after which such notice is mailed.

2.11 Termination.

In the event that no shares of a Series of Term Preferred Shares are Outstanding, all rights and preferences of the shares of such Series established and designated hereunder shall cease and terminate, and all obligations of the Corporation under these Articles Supplementary with respect to such Series shall terminate.

2.12 Appendices.

The designation of each Series of Term Preferred Shares shall be set forth in an Appendix to these Articles Supplementary. The Board of Directors may, by resolution duly adopted, without shareholder approval (except as otherwise provided by these Articles Supplementary or required by applicable law) (1) amend the Appendix to these Articles Supplementary relating to a Series so as to reflect any amendments to the terms applicable to such Series including an increase in the number of authorized shares of such Series and (2) add additional Series of Term Preferred Shares by including a new Appendix to these Articles Supplementary relating to such Series.

2.13 Actions on Other than Business Days.

Unless otherwise provided herein, if the date for making any payment, performing any act or exercising any right, in each case as provided for in these Articles Supplementary, is not a Business Day, such payment shall be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount shall accrue for the period between such nominal date and the date of payment.

2.14 Modification.

The Board of Directors, without the vote of the Holders of Term Preferred Shares, may interpret, supplement or amend the provisions of these Articles Supplementary or any Appendix hereto to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other Capital Stock of the Corporation.

2.15 No Additional Rights.

Unless otherwise required by law or the Articles, the Holders of Term Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth in these Articles Supplementary.

[Signature Page Begins on the Following Page]

IN WITNESS WHEREOF, Gladstone Capital Corporation has caused these presents to be signed as of October 31, 2011 in its name and on its behalf by its President or a Vice President and witnessed by its Secretary or Assistant Secretary.

GLADSTONE CAPITAL CORPORATION

/s/ George Stelljes III
		Name:	George Stelljes III
		Title:	President and Chief Investment Officer
WITNESS:

/s/ Terry Lee Brubaker
Name:	Terry Lee Brubaker
Title:	Secretary and Chief Operating Officer

The undersigned President or a Vice President of Gladstone Capital Corporation, who executed on behalf of the Corporation the foregoing Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of the Corporation, and states under penalties of perjury that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects.

/s/ George Stelljes III
Name:	George Stelljes III
Title:	President and Chief Investment Officer

[Signature Page to the Articles Supplementary Establishing and Fixing the Rights and Preferences of Term Preferred Shares]

Filed pursuant to Rule 497
File No. 333-208637

PROSPECTUS

$300,000,000

COMMON STOCK

PREFERRED STOCK

SUBSCRIPTION RIGHTS

WARRANTS

DEBT SECURITIES

We may offer, from time to time, up to $300,000,000 aggregate initial offering price of our common stock, $0.001 par value per share, preferred stock, $0.001 par value per share, subscription rights, warrants representing rights to purchase shares of our common or preferred stock, or debt securities, or concurrent, separate offerings of these securities, which we refer to in this prospectus collectively as our Securities, in one or more offerings. The Securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. In the case of our common stock and warrants or rights to acquire such common stock hereunder, the offering price per share of our common stock by us, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing common stockholders, (ii) with the consent of the holders of the majority of our outstanding stock, or (iii) under such other circumstances as the U.S. Securities and Exchange Commission (“SEC”) may permit. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.

We operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company under the Investment Company Act of 1940, as amended. For federal income tax purposes, we have elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us, to or through underwriters or dealers, “at the market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The NASDAQ Global Select Market (“NASDAQ”) under the symbol “GLAD.” As of December 21, 2016, the last reported sales price for our common stock was $9.44. Our 6.75% Series 2021 Term Preferred Stock, or our Series 2021 Term Preferred Stock, is also traded on the NASDAQ under the symbol “GLADO.” As of December 21, 2016, the last reported sales price for our Series 2021 Term Preferred Stock was $25.40.

Please read this prospectus and the accompanying prospectus supplement, if any, before investing, and keep it for future reference. It concisely sets forth important information about us that a prospective investor ought to know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information is available free of charge by contacting us at 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102, or by calling us collect at (703) 287-5800 or on our website at www.gladstonecapital.com . Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The SEC also maintains a website at www.sec.gov that contains such information. This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The securities in which we invest generally would be rated below investment grade if they were rated by rating agencies. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

An investment in our Securities involves certain risks, including, among other things, risks relating to investments in securities of small, private and developing businesses. We describe some of these risks in the section entitled “Risk Factors,” which begins on page 12. Common shares of closed-end investment companies frequently trade at a discount to their net asset value and this may increase the risk of loss to purchasers of our Securities. You should carefully consider these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our Securities.

The SEC has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is February 6, 2017

We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained or incorporated by reference in this prospectus or any accompanying supplement to this prospectus. You must not rely upon any information or representation not contained or incorporated by reference in this prospectus or the accompanying prospectus supplement as if we had authorized it. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any prospectus supplement is accurate as of the dates on their respective covers only. Our business, financial condition, results of operations and prospects may have changed since such dates.
This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $300,000,000 of our Securities on terms to be determined at the time of the offering. This prospectus provides you with a general description of the Securities that we may offer. Each time we use this prospectus to offer Securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. To the extent required by law, we will amend or supplement the information contained in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Additional Information” and “Risk Factors” before you make an investment decision.

PROSPECTUS SUMMARY

The following summary highlights some of the information in this prospectus. It is not complete and may not contain all the information that you may want to consider. You should read the entire prospectus and any prospectus supplement carefully, including the section entitled “Risk Factors.” Except where the context suggests otherwise, the terms “we,” “us,” “our,” the “Company” and “Gladstone Capital” refer to Gladstone Capital Corporation; “Adviser” refers to Gladstone Management Corporation; “Administrator” refers to Gladstone Administration, LLC; “Gladstone Commercial” refers to Gladstone Commercial Corporation; “Gladstone Investment” refers to Gladstone Investment Corporation; “Gladstone Land” refers to Gladstone Land Corporation; “Gladstone Securities” refers to Gladstone Securities, LLC; and “Gladstone Companies” refers to the Adviser and its affiliated companies.

General

We were incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001 and completed our initial public offering on August 24, 2001. We are externally managed and operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). For federal income tax purposes, we have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). We intend to continue to qualify as a RIC for federal income tax purposes and obtain favorable RIC tax treatment by meeting certain requirements, including minimum distribution requirements. We were established for the purpose of investing in debt and equity securities of established private businesses operating in the United States (“U.S.”).

Gladstone Financial Corporation (“Gladstone Financial”), a wholly-owned subsidiary of ours, was established on November 21, 2006, for the purpose of holding a license to operate as a Specialized Small Business Investment Company. Gladstone Financial (previously known as Gladstone SSBIC Corporation) acquired this license in February 2007. The license enables us, through this subsidiary, to make investments in accordance with the United States Small Business Administration guidelines for specialized small business investment companies. As of September 30, 2016, we have not made any investments in portfolio companies through Gladstone Financial.

Our Investment Objectives and Strategy

We were established for the purpose of investing in debt and equity securities of established private businesses operating in the U.S. Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established lower middle market companies (which we generally define as companies with annual earnings before interest, taxes, depreciation and amortization of $3 million to $15 million) that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our objectives, our investment strategy is to invest in several categories of debt and equity securities, with each investment generally ranging from $8 million to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We lend to borrowers that need funds for growth capital, to finance acquisitions, or to recapitalize or refinance their existing debt facilities. We seek to avoid investing in high-risk, early-stage enterprises. Our targeted portfolio companies are generally considered too small for the larger capital marketplace. We expect that our investment portfolio over time will consist of approximately 90.0% in debt investments and 10.0% in equity investments, at cost. As of September 30, 2016, our investment portfolio was made up of approximately 90.2% debt investments and 9.8% equity investments, at cost.

We invest by ourselves or jointly with other funds and/or management of the portfolio company, depending on the opportunity. If we are participating in an investment with one or more co-investors, our investment is likely to be smaller than if we were investing alone.

In July 2012, the SEC granted us an exemptive order that expands our ability to co-invest with certain of our affiliates under certain circumstances and any future BDC or closed-end management investment company that is advised (or sub-advised if it controls the fund) by our external investment adviser, or any combination of the foregoing, subject to the conditions in the SEC’s order. We believe this ability to co-invest will continue to enhance our ability to further our investment objectives and strategies.

In general, our investments in debt securities have a term of no more than seven years, accrue interest at variable rates (based on the one month London Interbank Offered Rate (“LIBOR”)) and, to a lesser extent, at fixed rates. We seek debt instruments that pay interest monthly or, at a minimum, quarterly, and which may include a yield enhancement, such as a success fee or deferred interest provision and are primarily interest only with all principal and any accrued but unpaid interest due at maturity. Generally, success fees accrue at a set rate and are contractually due upon a change of control of the business. Some debt securities have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called paid-in-kind (“PIK”) interest. Typically, our equity investments take the form of preferred or common stock, limited liability company interests, or warrants or options to purchase the foregoing. Often, these equity investments occur in connection with our original investment, recapitalizing a business, or refinancing existing debt.

As of September 30, 2016, our investment portfolio consisted of investments in 45 companies located in 22 states in 20 different industries with an aggregate fair value of $322.1 million. Since our initial public offering in 2001 through September 30, 2016, we have invested in over 206 different companies, while making 164 consecutive monthly or quarterly cash distributions to common stockholders totaling approximately $276.3 million or $16.06 per share. We expect that our investment portfolio will primarily include the following four categories of investments in private companies operating in the United States (“U.S.”):

•	Senior Secured Debt Securities: We seek to invest a portion of our assets in senior secured debt securities also known as senior loans, secured first lien loans, lines of credit and senior notes. Using its assets as collateral, the borrower typically uses senior debt to cover a substantial portion of the funding needs of its business. The senior secured debt security usually takes the form of first priority liens on all, or substantially all, of the assets of the business. Senior secured debt securities may include investments sourced from the syndicated loan market.

•	Senior Secured Subordinated Debt Securities: We seek to invest a portion of our assets in secured second lien debt securities, also known as senior subordinated loans and senior subordinated notes. These secured second lien debts rank junior to the borrowers’ senior debt and may be secured by a first priority lien on a portion of the assets of the business and may be designated as second lien notes (including our participation and investment in syndicated second lien loans). Additionally, we may receive other yield enhancements, such as success fees, in connection with these senior secured subordinated debt securities.

•	Junior Subordinated Debt Securities: We seek to invest a portion of our assets in junior subordinated debt securities, also known as subordinated loans, subordinated notes and mezzanine loans. These junior subordinated debts may be secured by certain assets of the borrower or unsecured loans. Additionally, we may receive other yield enhancements in addition to or in lieu of success fees, such as warrants to buy common and preferred stock or limited liability interests in connection with these junior subordinated debt securities.

•	Preferred and Common Equity/Equivalents: In some cases we will purchase equity securities which consist of preferred and common equity or limited liability company interests, or warrants or options to acquire such securities, and are in combination with our debt investment in a business. Additionally, we may receive equity investments derived from restructurings on some of our existing debt investments. In some cases, we will own a significant portion of the equity and in other cases we may have voting control of the businesses in which we invest.

Additionally, pursuant to the 1940 Act, we must maintain at least 70.0% of our total assets in qualifying assets, which generally include each of the investment types listed above. Therefore, the 1940 Act permits us to invest up to 30.0% of our assets in other non-qualifying assets. See “Regulation as a BDC—Qualifying Assets” for a discussion of the types of qualifying assets in which we are permitted to invest pursuant to Section 55(a) of the 1940 Act.

Because the majority of the loans in our portfolio consist of term debt in private companies that typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most, if not all, of the debt securities we acquire will be unrated. Investors should assume that these loans would be rated below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered higher risk, as compared to investment-grade debt instruments. In addition, many of the debt securities we hold typically do not amortize prior to maturity.

Our Investment Adviser and Administrator

We are externally managed by our affiliated investment adviser, Gladstone Management Corporation (the “Adviser”), under an investment advisory and management agreement (the “Advisory Agreement”) and another of our affiliates, Gladstone Administration, LLC, (the “Administrator” together with the Adviser and the Affiliated Public Funds (defined below), the “Gladstone Companies”)) provides administrative services to us pursuant to a contractual agreement (the “Administration Agreement”). Each of the Adviser and Administrator are privately-held companies that are indirectly owned and controlled by David Gladstone, our chairman and chief executive officer. Mr. Gladstone and Terry Brubaker, our vice chairman and chief operating officer, also serve on the board of directors of the Adviser, the board of managers of the Administrator, and serve as executive officers of the Adviser and the Administrator. The Administrator employs, among others, our chief financial officer and treasurer, chief valuation officer, chief compliance officer, general counsel and secretary (who also serves as the president of the Administrator) and their respective staffs. The Adviser and Administrator have extensive experience in our lines of business and also provide investment advisory and administrative services, respectively, to our affiliates, including, but not limited to: Gladstone Commercial Corporation (“Gladstone Commercial”), a publicly-traded real estate investment trust; Gladstone Investment Corporation (“Gladstone Investment”), a publicly-traded BDC and RIC; and Gladstone Land Corporation, a publicly-traded real estate investment trust (“Gladstone Land,” with “Gladstone Commercial,” and “Gladstone Investment,” collectively the “Affiliated Public Funds”). In the future, the Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds and companies, both public and private.

The Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Administrator was organized as a limited liability company under the laws of the State of Delaware on March 18, 2005. The Adviser and Administrator are headquartered in McLean, Virginia, a suburb of Washington, D.C. The Adviser also has offices in other states. We have been externally managed by the Adviser pursuant to the Advisory Agreement since October 1, 2004 pursuant to which we pay the Adviser a base management fee and an incentive fee for its services.

THE OFFERING

We may offer, from time to time, up to $300,000,000 of our Securities, on terms to be determined at the time of the offering. Our Securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements. In the case of an offering of our common stock and warrants or rights to acquire such common stock hereunder in any offering, the offering price per share, exclusive of any underwriting commission or discount, will not be less than the net asset value (“NAV”) per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit. If we were to sell shares of our common stock below our then current NAV per share, such sales would result in an immediate dilution to the NAV per share. This dilution would occur as a result of the sale of shares at a price below the then current NAV per share of our common stock and a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.

Set forth below is additional information regarding the offering of our Securities:

Common Stock Trading Symbol (NASDAQ)	GLAD

6.75% Series 2021 Term Preferred Stock (the “Series 2021 Term Preferred Stock”) Trading Symbol (NASDAQ)	GLADO

Use of Proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our Securities first to pay down existing short-term debt, then to make investments in small and mid-sized companies in accordance with our investment objectives, with any remaining proceeds to be used for other general corporate purposes. See “Use of Proceeds.”

Dividends and Distributions

We have paid monthly distributions to the holders of our common stock since October 2003 (and prior to that quarterly distributions since January 2002) and generally intend to continue to do so. In May 2014 we issued, and in June 2014 we made our first distribution on our Series 2021 Term Preferred Stock and have paid monthly distributions thereafter. The amount of monthly distributions on our capital stock is generally determined by our Board of Directors on a quarterly basis and is based on management’s estimate of the fiscal year’s taxable income. See “Price Range of Common Stock and

Distributions.” Because our distributions to common stockholders are based on estimates of taxable income that may differ from actual results, future distributions payable to our common stockholders may also include, and past distributions have included, a return of capital. Such return of capital distributions may increase an investor’s tax liability for capital gains upon the sale of our shares by reducing the investor’s tax basis for such shares. See “Risk Factors—Risks Related to an Investment in Our Securities—Distributions to our stockholders have included and may in the future include a return of capital.” Certain additional amounts may be deemed as distributed to common stockholders for income tax purposes and may also constitute a return of capital. Other types of securities we might offer will likely pay distributions in accordance with their terms.

Taxation	We intend to continue to elect to be treated for federal income tax purposes as a RIC. So long as we continue to qualify, we generally will pay no corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute, for each of our taxable years, at least 90.0% of our taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See “Material U.S. Federal Income Tax Considerations.”

Trading at a Discount	Common shares of closed-end investment companies frequently trade at a discount to their NAV. The possibility that our common shares may trade at a discount to our NAV is separate and distinct from the risk that our NAV per common share may decline. We cannot predict whether our common shares will trade above, at or below NAV, although during the past three years, our common stock has often traded, and at times significantly, below NAV.

Certain Anti-Takeover Provisions	Our Board of Directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A classified board of directors also may serve to deter hostile takeovers or proxy contests, as may certain provisions of Maryland law and other measures we have adopted. See “Certain Provisions of Maryland Law and of Our Charter and Bylaws.”

Dividend Reinvestment Plan

Our transfer agent, Computershare, Inc., offers a dividend reinvestment plan for our common stockholders. This is an “opt in” dividend reinvestment plan, meaning that stockholders may elect to have their cash dividends automatically reinvested in additional shares of our common stock. Stockholders who do not so elect will receive their dividends in cash. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.” There is no dividend reinvestment plan for our Series 2021 Term Preferred Stock.

Management Arrangements	Gladstone Management Corporation serves as the investment adviser, and Gladstone Administration, LLC serves as the Administrator. For a description of the Adviser, the Administrator, the Gladstone Companies and the contractual arrangements with these companies, see “Management—Certain Transactions.”

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Gladstone Capital,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Gladstone Capital. The following percentages are annualized and have been calculated based on actual expenses incurred in the quarter ended September 30, 2016 and average net assets attributable to common stockholders for the quarter ended September 30, 2016.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)(1)	—%
Offering expenses (as a percentage of offering price)(1)	—%
Dividend reinvestment plan expenses(2)	None
Total stockholder transaction expenses(1)	—%
Annual expenses (as a percentage of net assets attributable to common stock)(3):
Base management fee(4)	2.99%
Loan servicing fee(5)	2.13%
Incentive fee (20% of realized capital gains and 20% of pre-incentive fee net investment income)(6)	2.40%
Interest payments on borrowed funds(7)	2.13%
Dividend expense on mandatorily redeemable preferred stock(8)	2.34%
Other expenses(9)	1.49%

Total annual expenses(10)	13.48%

(1)	The amounts set forth in this table do not reflect the impact of any sales load, sales commission or other offering expenses borne by Gladstone Capital and its stockholders. The prospectus supplement relating to an offering of securities pursuant to this prospectus will disclose the estimated offering price and the estimated offering expenses and total stockholder transaction expenses borne by Gladstone Capital and its stockholders as a percentage of the offering price. In the event that securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will also disclose the applicable sales load.
(2)	The expenses of the reinvestment plan are included in stock record expenses, a component of “other expenses.” The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See “Dividend Reinvestment Plan” for information on the dividend reinvestment plan.
(3)	The percentages presented in this table are gross of credits to any fees.
(4)	In accordance with the investment advisory and management agreement (the “Advisory Agreement”), our annual base management fee is 1.75% (0.4375% quarterly) of our average gross assets, which are defined as total assets of Gladstone Capital, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. In accordance with the requirements of the SEC, the table above shows Gladstone Capital’s base management fee as a percentage of average net assets attributable to common shareholders. For purposes of the table, the gross base management fee has been converted to 2.99% of the average net assets as of September 30, 2016 by dividing the total dollar amount of the management fee by Gladstone Capital’s average net assets. The base management fee for the quarter ended September 30, 2016 before application of any credits was $1.4 million.

Under the Advisory Agreement, the Adviser has provided and continues to provide managerial assistance to our portfolio companies. It may also provide services other than managerial assistance to our portfolio companies and receive fees therefor. Such services may include, but are not limited to: (i) assistance obtaining, sourcing or structuring credit facilities, long term loans or additional equity from unaffiliated third parties; (ii) negotiating important contractual financial relationships; (iii) consulting services regarding restructuring of the portfolio company and financial modeling as it relates to raising additional debt and equity capital from unaffiliated third parties; and (iv) primary role in interviewing, vetting and negotiating employment contracts with candidates in connection with adding and retaining key portfolio company management team members. Generally, at the end of each quarter, 100.0% of these fees are voluntarily, irrevocably and unconditionally credited against the base management fee that we would otherwise be required to pay to the Adviser; however, a small percentage of certain of such fees, primarily for valuation of the portfolio company, is retained by the Adviser in the form of reimbursement at cost for certain tasks completed by personnel of the Adviser. For the quarter ended September 30, 2016, the base management fee credit was $0.3 million. See “Management—Certain Transactions.”

(5)	In addition, the Adviser services, administers and collects on the loans held by Gladstone Business Loan, LLC (“Business Loan”), in return for which the Adviser receives a 1.5% annual loan servicing fee payable monthly by Business Loan based on the monthly aggregate balance of loans held by Business Loan in accordance with our Fifth Amended and Restated Credit Agreement, with KeyBank National Association (“KeyBank”), as administrative agent, lead arranger and a lender, as amended (the “Credit Facility”). For the three months ended September 30, 2016, the total loan servicing fee was $1.0 million. The entire loan servicing fee paid to the Adviser by Business Loan is generally voluntarily, irrevocably and unconditionally credited against the base management fee otherwise payable to the Adviser since Business Loan is a consolidated subsidiary of the Company, and overall, the base management fee (including any loan servicing fee) cannot exceed 1.75% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year pursuant to the Advisory Agreement. See “Management—Certain Transactions—Investment Advisory and Management Agreement” and footnote 6 below.
(6)	In accordance with our Advisory Agreement, the incentive fee consists of two parts: an income-based fee and a capital gains-based fee. The income-based fee is payable quarterly in arrears, and equals 20.0% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7.0% annualized) hurdle rate of our net assets, subject to a “catch-up” provision measured as of the end of each calendar quarter. The “catch-up” provision requires us to pay 100.0% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125.0% of the quarterly hurdle rate (or 2.1875%) in any calendar quarter (8.75% annualized). The catch-up provision is meant to provide the Adviser with 20.0% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125.0% of the quarterly hurdle rate in any calendar quarter (8.75% annualized). The income-based incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. Our pre-incentive fee net investment income used to calculate this part of the income-based incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee (see footnote 4 above). The capital gains-based incentive fee equals 20.0% of our net realized capital gains since our inception, if any, computed net of all realized capital losses and unrealized capital depreciation since our inception, less any prior payments, and is payable at the end of each fiscal year. We have not recorded any capital gains-based incentive fee from our inception through September 30, 2016. The income-based incentive fee for the quarter ended September 30, 2016 was $1.1 million.

From time to time, the Adviser has voluntarily, irrevocably and unconditionally agreed to waive a portion of the incentive fees, to the extent net investment income did not cover 100.0% of the distributions to common stockholders during the period. For the quarter ended September 30, 2016, the incentive fee credit was $0.3 million. There can be no guarantee that the Adviser will continue to credit any portion of the fees under the Advisory Agreement in the future.

Examples of how the incentive fee would be calculated are as follows:

•	Assuming pre-incentive fee net investment income of 0.55%, there would be no income-based incentive fee because such income would not exceed the hurdle rate of 1.75%.

•	Assuming pre-incentive fee net investment income of 2.00%, the income-based incentive fee would be as follows:

= 100% × (2.00% - 1.75%)

= 0.25%

•	Assuming pre-incentive fee net investment income of 2.30%, the income-based incentive fee would be as follows:

= (100% × (“catch-up”: 2.1875% - 1.75%)) + (20% × (2.30% - 2.1875%))

= (100% × 0.4375%) + (20% × 0.1125%)

= 0.4375% + 0.0225%

= 0.46%

•	Assuming net realized capital gains of 6% and realized capital losses and unrealized capital depreciation of 1%, the capital gains-based incentive fee would be as follows:

= 20% × (6% - 1%)

= 20% × 5%

= 1%

For a more detailed discussion of the calculation of the two-part incentive fee, see “Management—Certain Transactions—Investment Advisory and Management Agreement.”

(7)	Includes amortization of deferred financing costs. As of September 30, 2016, we had $71.3 million in borrowings outstanding on our Credit Facility.
(8)	Includes amortization of deferred financing costs related to our Series 2021 Term Preferred Stock, as well as amounts paid to preferred stockholders during the three months ended September 30, 2016. See “Description of Our Securities—Preferred Stock—Series 2021 Term Preferred Stock” for additional information.
(9)	Includes our overhead expenses, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement. See “Management—Certain Transactions—Administration Agreement.”
(10)	Total annualized gross expenses, based on actual amounts incurred for the quarter ended September 30, 2016, would be $25.8 million. After all voluntary, unconditional, and irrevocable credits described in footnote 4, footnote 5 and footnote 6 above are applied to the base management fee and the loan servicing fee, total annualized expenses after fee credits, based on actual amounts incurred for the quarter ended September 30, 2016, would be $19.4 million or 10.16% as a percentage of net assets.

Examples

The following examples demonstrate the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Securities. In calculating the following expense amounts, we have assumed that our quarterly operating expenses would remain at the levels set forth in the table above and are gross of credits to any fees. The amounts set forth below do not reflect the impact of sales load or offering expenses to be borne by Gladstone Capital or its stockholders. In the prospectus supplement relating to an offering of securities pursuant to this prospectus, the examples below will be restated to reflect the impact of the estimated offering expenses borne by Gladstone Capital and its stockholders and, in the event that securities to which this prospectus relates are sold to or through underwriters, the impact of the applicable sales load. The examples below and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, incentive fees, if any, and other expenses) may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment:
assuming a 5% annual return consisting entirely of ordinary income(1)(2)	$123	$344	$533	$897
assuming a 5% annual return consisting entirely of capital gains(2)(3)	$132	$365	$561	$926

(1)	While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Additionally, we have assumed that the entire amount of such 5% annual return would constitute ordinary income as we have not historically realized positive capital gains (computed net of all realized capital losses) on our investments. Because the assumed 5% annual return is significantly below the hurdle rate of 7% (annualized) that we must achieve under the investment advisory and management agreement to trigger the payment of an income-based incentive fee, we have assumed, for purposes of this example, that no income-based incentive fee would be payable if we realized a 5% annual return on our investments.
(2)	While the example assumes reinvestment of all dividends and distributions at NAV, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the average cost of shares of our common stock purchased in the open market in the period beginning on or before the payment date of the distribution and ending when the plan agent has expended for such purchases all of the cash that would have been otherwise payable to participants. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.
(3)	For purposes of this example, we have assumed that the entire amount of such 5% annual return would constitute capital gains and that no accumulated capital losses or unrealized depreciation exist that would have to be overcome first before a capital gains based incentive fee is payable.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, which we refer to as the Securities Act, with respect to the Securities offered by this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the registration statement or exhibits and schedules thereto. For further information with respect to our business and our Securities, reference is made to the registration statement, including the amendments, exhibits and schedules thereto.

We also certain file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. Such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information about the operation of the public reference facilities may be obtained by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s website is http://www.sec.gov. Copies of such material may also be obtained from the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Our common stock is listed on the NASDAQ and our corporate website is located at www.gladstonecapital.com. The information contained on, or accessible through, our website is not a part of this prospectus.

We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC.

We also furnish to our stockholders annual reports, which include annual financial information that has been examined and reported on, with an opinion expressed, by our independent registered public accounting firm. See “Experts.”

RISK FACTORS

You should carefully consider the risks described below and all other information contained in this prospectus and the applicable prospectus supplement before making a decision to purchase our Securities. The risks and uncertainties described below are not the only ones facing us. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected. If that happens, the trading price of our Securities and NAV of our common stock could decline, and you may lose all or part of your investment.

Risks Related to the Economy

Capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the U.S. and abroad, which may have a negative impact on our business and operations.

From time to time, capital markets may experience periods of disruption and instability. For example, between 2007 and 2009, the global capital markets experienced an extended period of disruption as evidenced by a lack of liquidity in the debt capital markets, write-offs in the financial services sector, the re-pricing of credit risk and the failure of certain major financial institutions. Despite actions of the U.S. federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. Uncertainty surrounding the U.S., European Union (“E.U.”) and geopolitical unrest in the Middle East, combined with continued volatility of oil prices, among other factors, have caused disruption in capital markets. These market conditions have historically and could again have a material adverse effect on debt and equity capital markets in the U.S. and Europe, which could have a materially negative impact on our business, financial condition and results of operations. We and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital. In such circumstances, equity capital may be difficult to raise because subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without general approval by our stockholders, which we currently have until early February 2017, and subsequent approval of the specific issuance by our Board of Directors. In addition, our ability to incur additional indebtedness or issue additional preferred stock is limited by applicable regulations such that our asset coverage, as defined in the 1940 Act, must equal at least 200% immediately after each time we incur indebtedness under our Credit Facility or issue additional preferred stock. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.

The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments.

Given the volatility and dislocation that the capital markets have historically experienced, many BDCs have faced, and may in the future face, a challenging environment in which to raise capital. We may in the future have difficulty accessing debt and equity capital, and a severe disruption in the global financial markets or deterioration in credit and financing conditions could have a material adverse effect on our business, financial condition and results of operations. In addition, significant changes in the capital markets have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition or results of operations.

Rising interest rates may adversely affect the value of our portfolio investments which could have an adverse effect on our business, financial condition and results of operations.

Our debt investments may be based on floating rates. General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, including subordinated loans, and senior and junior secured debt securities and loans, and also could increase our interest expense, thereby decreasing our net income. Also, an increase in market interest rates, which are currently at low levels relative to historical rates, may lead prospective purchasers of our common stock to expect a higher distribution yield and higher interest rates would likely increase our borrowing costs and potentially decrease funds available for distribution. Thus, higher market interest rates could cause the market price of our common stock and preferred stock to decrease.

A further downgrade of the U.S. credit rating and uncertainty regarding financial stability of several countries in the E.U. could negatively impact our business, financial condition and earnings.

Although U.S. lawmakers passed legislation to raise the federal debt ceiling and S&P Global Ratings (formerly Standard & Poor’s Ratings Services) affirmed its AA+ long-term sovereign credit rating from August 2011 on the U.S. and revised the outlook on the long-term rating from negative to stable in June of 2013, U.S. debt ceiling and budget deficit concerns together with signs of deteriorating sovereign debt conditions in Europe continue to present the possibility of a credit-rating downgrade, economic slowdowns, or a recession for the U.S. The impact of any further downgrades to the U.S. government’s sovereign credit rating or downgraded sovereign credit ratings of European countries or the Russian Federation, or their perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. In addition the June 23, 2016 referendum vote in which voters in the United Kingdom approved an exit from the E.U., although non-binding, initially disrupted capital markets and could cause further detrimental impact on the global economic recovery as it is passed into law. These developments, along with any further European sovereign debt issues, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. Additionally, on December 14, 2016, the Federal Reserve reached a decision to raise the federal funds rate by 0.25 points with additional gradual increases to come over the next year. This increase in the federal funds rate and any future increases due to other key economic indicators may cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. Other factors that may cause interest rates and borrowing costs to rise may include, but not be limited to, unemployment rate or inflation and future changes to U.S. economic policy. Any continued adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations.

We may experience fluctuations in our quarterly and annual results based on the impact of inflation in the U.S.

The majority of our portfolio companies are in industries that are directly impacted by inflation, such as consumer goods and services and manufacturing. Our portfolio companies may not be able to pass on to customers increases in their costs of operations which could greatly affect their operating results, impacting their ability to repay our loans. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future unrealized losses and therefore reduce our net assets resulting from operations.

The recent volatility of oil and natural gas prices could impair certain of our portfolio companies’ operations and ability to satisfy obligations to their respective lenders and investors, including us, which could negatively impact our financial condition.

Our portfolio includes a concentration of companies in the oil and gas industry with the fair value of these investments representing approximately $31.3 million, or 9.7% of our total portfolio at fair value as of

September 30, 2016. These businesses provide services to oil and gas companies and are indirectly impacted by the prices of, and demand for, oil and natural gas, which have recently experienced volatility, including significant decline in prices, and such volatility could continue or increase in the future. A substantial or extended decline in oil and natural gas demand or prices may adversely affect the business, financial condition, cash flows, liquidity or results of operations of these portfolio companies and might impair their ability to meet capital expenditure obligations and financial commitments. A prolonged or continued decline in oil prices could therefore have a material adverse effect on our business, financial condition and results of operations.

Risks Related to Our Investments

We operate in a highly competitive market for investment opportunities.

There has been increased competitive pressure in the BDC and investment company marketplace for senior and senior subordinated debt, resulting in lower yields for increasingly riskier investments. A large number of entities compete with us and make the types of investments that we seek to make in lower middle market companies. We compete with public and private buyout funds, commercial and investment banks, commercial financing companies, and, to the extent that they provide an alternative form of financing, hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which would allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. The competitive pressures we face could have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective. We do not seek to compete based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms, and structure. However, if we match our competitors’ pricing, terms, and structure, we may experience decreased net interest income and increased risk of credit loss.

Our investments in lower middle market portfolio companies are extremely risky and could cause you to lose all or a part of your investment.

Investments in lower middle market portfolio companies are subject to a number of significant risks including the following:

•	Lower middle market companies are likely to have greater exposure to economic downturns than larger businesses. Our portfolio companies may have fewer resources than larger businesses, and thus any economic downturns or recessions are more likely to have a material adverse effect on them. If one of our portfolio companies is adversely impacted by a recession, its ability to repay our loan or engage in a liquidity event, such as a sale, recapitalization or initial public offering would be diminished.

•

Lower middle market companies may have limited financial resources and may not be able to repay the loans we make to them. Our strategy includes providing financing to portfolio companies that typically do not have readily available access to financing. While we believe that this provides an attractive opportunity for us to generate profits, this may make it difficult for the portfolio companies to repay their loans to us upon maturity. A borrower’s ability to repay its loan may be adversely affected by numerous factors, including the failure to meet its business plan, a downturn in its industry, or negative economic conditions. Deterioration in a borrower’s financial condition and prospects usually will be accompanied by deterioration in the value of any collateral and a reduction in the likelihood of us realizing on any guaranties we may have obtained from the borrower’s management. As of September 30, 2016, two portfolio companies were either fully or partially on non-accrual status with an aggregate debt cost basis of approximately $26.5 million, or 7.7% of the cost basis of all debt investments in our portfolio. While we are working with the portfolio companies to improve their profitability and cash flows, there can be no assurance that our efforts will prove successful. Although we will sometimes seek to be the senior, secured lender to a borrower, in most of our loans we expect to be subordinated to a senior lender, and our interest in any collateral would, accordingly, likely be subordinate to another lender’s security interest.

•	Lower middle market companies typically have narrower product lines and smaller market shares than large businesses. Because our target portfolio companies are lower middle market businesses, they will tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. In addition, our portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities and a larger number of qualified managerial, and technical personnel.

•	There is generally little or no publicly available information about these businesses. Because we seek to invest in privately owned businesses, there is generally little or no publicly available operating and financial information about our potential portfolio companies. As a result, we rely on our officers, the Adviser and its employees, Gladstone Securities and consultants to perform due diligence investigations of these portfolio companies, their operations, and their prospects. We may not learn all of the material information we need to know regarding these businesses through our investigations.

•	Lower middle market companies generally have less predictable operating results. We expect that our portfolio companies may have significant variations in their operating results, may from time to time be exposed to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, may otherwise have a weak financial position, or may be adversely affected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow, and other coverage tests typically imposed by their senior lenders. A borrower’s failure to satisfy financial or operating covenants imposed by senior lenders could lead to defaults and, potentially, foreclosure on its senior credit facility, which could additionally trigger cross-defaults in other agreements. If this were to occur, it is possible that the borrower’s ability to repay our loan would be jeopardized.

•	Lower middle market companies are more likely to be dependent on one or two persons. Typically, the success of a lower middle market business also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability, or resignation of one or more of these persons could have a material adverse impact on our borrower and, in turn, on us.

•	Lower middle market companies may have limited operating histories. While we intend to target stable companies with proven track records, we may make loans to new companies that meet our other investment criteria. Portfolio companies with limited operating histories will be exposed to all of the operating risks that new businesses face and may be particularly susceptible to, among other risks, market downturns, competitive pressures and the departure of key executive officers.

•	Debt securities of lower middle market companies private companies typically are not rated by a credit rating agency. Typically a lower middle market private business cannot or will not expend the resources to have their debt securities rated by a credit rating agency. We expect that most, if not all, of the debt securities we acquire will be unrated. Investors should assume that these loans would be at rates below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered high risk as compared to investment-grade debt instruments.

Because the loans we make and equity securities we receive when we make loans are not publicly traded, there is uncertainty regarding the value of our privately held securities that could adversely affect our determination of our net asset value (“NAV”).

Our portfolio investments are, and we expect will continue to be, in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. Our Board of Directors has ultimate responsibility for reviewing and approving, in good faith, the fair value of our investments, based on our investment valuation policy (which has been approved by our Board of Directors) (the “Policy”). Our Board of Directors reviews valuation recommendations that are provided by the professionals of the Adviser and Administrator, with oversight and direction from our chief valuation officer, an employee of the Administrator who reports directly to our Board of Directors, (collectively, the “Valuation Team”). In valuing our investment portfolio, several techniques are used, including, a total enterprise value approach, a yield analysis, market quotes, and independent third party assessments. Currently, Standard & Poor’s Securities Evaluation, Inc. provides estimates of fair value on our proprietary debt investments and we use another independent valuation firm to provide valuation inputs for our significant equity investments, including earnings multiple ranges, as well as other information. In addition to these techniques, other factors are considered when determining fair value of our investments, including but limited to: the nature and realizable value of the collateral, including external parties’ guaranties; any relevant offers or letters of intent to acquire the portfolio company; and the markets in which the portfolio company operates. If applicable, new and follow-on proprietary debt and equity investments made during the current three month reporting period ended September 30, 2016 are generally valued at original cost basis. For additional information on our valuation policies, procedures and processes, refer to Note 2—Summary of Significant Accounting Policies in the notes to our accompanying Consolidated Financial Statements included elsewhere in this Prospectus.

Fair value measurements of our investments may involve subjective judgments and estimates and due to the inherent uncertainty of determining these fair values, the fair value of our investments may fluctuate from period to period. Additionally, changes in the market environment and other events that may occur over the life of the investment may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which it is recorded.

Our NAV would be adversely affected if the fair value of our investments that are approved by our Board of Directors are higher than the values that we ultimately realize upon the disposal of such securities.

Our most recent NAV was calculated on September 30, 2016 and our NAV when calculated effective December 31, 2016 and thereafter may be higher or lower.

As of September 30, 2016, our NAV per share was $8.62, which was based on the fair value our investments that were reviewed and approved by the Valuation Committee and Board of Directors in connection with financial statements that were audited by our independent registered public accounting firm. NAV per share as of December 31, 2016 may be higher or lower than $8.62 based on potential changes in valuations, our issuance of a total of 2,173,444 shares of common stock, inclusive of an overallotment option, in October 2016, or dividends paid and earnings for the quarter then ended. Our Board of Directors determines the fair value of our portfolio investments on a quarterly basis and if our December 31, 2016 fair value is less than the September 30, 2016 fair value, we will record an unrealized loss on our investment portfolio. If the fair value is greater, we will record an unrealized gain on our investment portfolio. Upon publication of our next quarterly NAV per share determination (generally in our next Quarterly Report on Form 10-Q), the market price of our common stock may fluctuate materially.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

A substantial portion of our portfolio investments are made in the form of securities that are not publicly traded. As a result, our Board of Directors determines the fair value of these securities in good faith pursuant to the Policy. In connection with that determination, the Valuation Team prepares portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. The participation of the Adviser’s investment professionals in our valuation process, and the pecuniary interest in the Adviser by Mr. Gladstone, may result in a conflict of interest as the management fees that we pay the Adviser are based on our gross assets less cash.

The lack of liquidity of our privately held investments may adversely affect our business.

We will generally make investments in private companies whose securities are not traded in any public market. Substantially all of the investments we presently hold and the investments we expect to acquire in the future are, and will be, subject to legal and other restrictions on resale and will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to quickly obtain cash equal to the value at which we record our investments if the need arises. This could cause us to miss important investment opportunities. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may record substantial realized losses upon liquidation. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, the Adviser, or our respective officers, employees or affiliates have material non-public information regarding such portfolio company.

Due to the uncertainty inherent in valuing these securities, the Valuation Team’s determinations of fair value may differ materially from the values that could be obtained if a ready market for these securities existed. Our NAV could be materially affected if the Valuation Team’s determinations regarding the fair value of our investments that are ultimately approved by our Board of Directors are materially different from the values that we ultimately realize upon our disposal of such securities.

When we are a debt or minority equity investor in a portfolio company, which we expect will generally be the case, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.

We anticipate that most of our investments will continue to be either debt or minority equity investments in our portfolio companies. Therefore, we are and will remain subject to the risk that a portfolio company may make business decisions with which we disagree, and the shareholders and management of such company may take risks or otherwise act in ways that do not serve our best interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

In addition, we will generally not be in a position to control any portfolio company by investing in its debt securities. This is particularly true when we invest in syndicated loans, which are loans made by a larger group of investors whose investment objectives may not be completely aligned with ours. As of September 30, 2016, syndicated loans made up approximately 10.2% of our portfolio at cost, or $38.9 million. We therefore are subject to the risk that other lenders in these investments may make decisions that could decrease the value of our portfolio holdings.

We typically invest in transactions involving acquisitions, buyouts and recapitalizations of companies, which will subject us to the risks associated with change in control transactions.

Our strategy, in part, includes making debt and equity investments in companies in connection with acquisitions, buyouts and recapitalizations, which subjects us to the risks associated with change in control transactions. Change in control transactions often present a number of uncertainties. Companies undergoing change in control transactions often face challenges retaining key employees and maintaining relationships with customers and suppliers. While we hope to avoid many of these difficulties by participating in transactions where the management team is retained and by conducting thorough due diligence in advance of our decision to invest, if our portfolio companies experience one or more of these problems, we may not realize the value that we expect in connection with our investments, which would likely harm our operating results and financial condition.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in debt securities issued by our portfolio companies. In some cases portfolio companies will be permitted to have other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders thereof are entitled to receive payment of interest and principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization, or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization, or bankruptcy of a portfolio company.

We may be unable to invest a significant portion of the net proceeds from an offering, from exiting an investment, prepayment of an investment, or other capital source on acceptable terms, which could harm our financial condition and operating results.

Delays in investing the net proceeds raised in an offering or from exiting an investment, prepayment of an investment or other capital source may cause our performance to be worse than that of other fully invested BDCs or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds from any offering, from exiting an investment, prepayment of an investment or other capital source on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

Prepayments of our investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

In addition to risks associated with delays in investing our capital, we are also subject to the risk that investments we make in our portfolio companies may be repaid prior to maturity. For the year ended September 30, 2016, we received prepayments of investments of $99.7 million. We will first use any proceeds from prepayments to repay any borrowings outstanding on our Credit Facility. In the event that funds remain after repayment of our outstanding borrowings, then we will generally reinvest these proceeds in government securities, pending their future investment in new debt and/or equity securities. These government securities will typically have substantially lower yields than the debt securities being prepaid and we could experience significant delays in reinvesting these amounts. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

Higher taxation of our portfolio companies may impact our quarterly and annual operating results.

Additional taxation at the federal, state or municipality level may have an adverse effect on our portfolio companies’ earnings and reduce their ability to repay our loans to them, thus affecting our quarterly and annual operating results.

Our portfolio is concentrated in a limited number of companies and industries, which subjects us to an increased risk of significant loss if any one of these companies does not repay us or if the industries experience downturns.

As of September 30, 2016, we had investments in 45 portfolio companies, of which there were five investments that comprised approximately $112.1 million, or 34.8% of our total investment portfolio, at fair value. A consequence of a concentration in a limited number of investments is that the aggregate returns we realize may be substantially adversely affected by the unfavorable performance of a small number of such investments or a substantial write-down of any one investment. Beyond our regulatory and income tax diversification requirements, we do not have fixed guidelines for industry concentration and our investments could potentially be concentrated in relatively few industries. In addition, while we do not intend to invest 25.0% or more of our total assets in a particular industry or group of industries at the time of investment, it is possible that as the values of our portfolio companies change, one industry or a group of industries may comprise in excess of 25.0% of the value of our total assets. As a result, a downturn in an industry in which we have invested a significant portion of our total assets could have a materially adverse effect on us. As of September 30, 2016, our largest industry concentrations of our total investments at fair value were in healthcare, education and childcare companies, representing 21.9%; diversified/conglomerate manufacturing companies, representing 15.6%; and diversified/conglomerate service companies, representing 15.2%. Therefore, we are susceptible to the economic circumstances in these industries, and a downturn in one or more of these industries could have a material adverse effect on our results of operations and financial condition.

Our investments are typically long term and will require several years to realize liquidation events.

Since we generally make five to seven year term loans and hold our loans and related warrants or other equity positions until the loans mature, you should not expect realization events, if any, to occur over the near term. In addition, we expect that any warrants or other equity positions that we receive when we make loans may require several years to appreciate in value and we cannot give any assurance that such appreciation will occur.

The disposition of our investments may result in contingent liabilities.

Currently, all of our investments involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the underlying portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we have structured some of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt investments and subordinate all, or a portion, of our claims to that of other creditors. Holders of debt instruments ranking senior to our investments typically would be entitled to receive payment in full before we receive any distributions. After repaying such senior creditors, such portfolio company may not have any remaining assets to use to repay its obligation to us. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or in instances in which we exercised control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.

Portfolio company litigation or other litigation or claims against us or our personnel could result in additional costs and the diversion of management time and resources.

In the course of investing in and often providing significant managerial assistance to certain of our portfolio companies, certain persons employed by the Adviser may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, even if without merit, we or such employees may be named as defendants in such litigation, which could result in additional costs, including defense costs, and the diversion of management time and resources. Additionally, other litigations or claims against us or our personnel could result in additional costs, including defense costs, and the diversion of management time and resources.

We may not realize gains from our equity investments and other yield enhancements.

When we make a subordinated loan, we may receive warrants to purchase stock issued by the borrower or other yield enhancements, such as success fees. Our goal is to ultimately dispose of these equity interests and realize gains upon our disposition of such interests. We expect that, over time, the gains we realize on these warrants and other yield enhancements will offset any losses we experience on loan defaults. However, any warrants we receive may not appreciate in value and, in fact, may decline in value and any other yield enhancements, such as success fees, may not be realized. Accordingly, we may not be able to realize gains from our equity interests or other yield enhancements and any gains we do recognize may not be sufficient to offset losses we experience on our loan portfolio.

Any unrealized depreciation we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our Board of Directors. We will record decreases in the market values or fair values of our investments as unrealized depreciation. Since our inception, we have, at times, incurred a cumulative net unrealized depreciation of our portfolio. Any unrealized depreciation in our investment portfolio could result in realized losses in the future and ultimately in reductions of our income available for distribution to stockholders in future periods.

Risks Related to Our External Financing

In addition to regulatory limitations on our ability to raise capital, our Credit Facility contains various covenants which, if not complied with, could accelerate our repayment obligations under the facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions.

We will have a continuing need for capital to finance our investments. As of September 30, 2016, we had $71.3 million in borrowings outstanding under our Credit Facility, which provides for maximum borrowings of $170.0 million, with a revolving period end date of January 19, 2019. Our Credit Facility permits us to fund additional loans and investments as long as we are within the conditions set forth in the credit agreement. Our Credit Facility contains covenants that require our wholly-owned subsidiary Business Loan to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions) and restrict material changes to our credit and collection policies without lenders’ consent. The Credit Facility also limits distributions to our stockholders on a fiscal year basis to the sum of our net investment income, net capital gains and amounts deemed to have been paid during the prior year in accordance with Section 855(a) of the Code. We are also subject to certain limitations on the type of loan investments we can make, including restrictions on geographic concentrations, sector concentrations, loan size, interest rate type, payment frequency and status, average life and lien property. Our Credit Facility further requires us to comply with other financial and operational covenants, which obligate us to, among other things, maintain certain financial ratios, including asset and interest coverage, and a minimum number of 20 obligors in the borrowing base. Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth (defined in our Credit Facility to include our mandatorily redeemable preferred stock) of $205.0 million plus 50.0% of all equity and subordinated debt raised after May 1, 2015 less 50% of any equity and subordinated debt retired or redeemed after May 1, 2015, which equates to $214.5 million as of September 30, 2016, (ii) asset coverage with respect to “senior securities representing indebtedness” of at least 200%, in accordance with Section 18 of the 1940 Act and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code. As of September 30, 2016, and as defined in the performance guaranty of our Credit Facility, we were in compliance with all of our Credit Facility covenants; however, our continued compliance depends on many factors, some of which are beyond our control.

Given the continued uncertainty in the capital markets, the cumulative unrealized depreciation in our portfolio may increase in future periods and threaten our ability to comply with the minimum net worth covenant and other covenants under our Credit Facility. Our failure to satisfy these covenants could result in foreclosure by our lenders, which would accelerate our repayment obligations under the facility and thereby have a material adverse effect on our business, liquidity, financial condition, results of operations and ability to pay distributions to our stockholders.

Any inability to renew, extend or replace our Credit Facility on terms favorable to us, or at all, could adversely impact our liquidity and ability to fund new investments or maintain distributions to our stockholders.

The revolving period end date of our Credit Facility is January 19, 2019 (the “Revolving Period End Date”) and if our Credit Facility is not renewed or extended by the Revolving Period End Date, all principal and interest will be due and payable on or before May 1, 2020. Subject to certain terms and conditions, our Credit Facility may be expanded to a total of $250.0 million through the addition of other lenders to the facility. However, if additional lenders are unwilling to join the facility on its terms, we will be unable to expand the facility and thus will continue to have limited availability to finance new investments under our Credit Facility. There can be no guarantee that we will be able to renew, extend or replace our Credit Facility upon its Revolving Period End Date on terms that are favorable to us, if at all. Our ability to expand our Credit Facility, and to obtain replacement financing at or before the Revolving Period End Date, will be constrained by then-current economic conditions affecting the credit markets. In the event that we are not able to expand our Credit Facility, or to renew, extend or refinance our Credit Facility by the Revolving Period End Date, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders and our ability to qualify as a RIC under the Code.

If we are unable to secure replacement financing, we may be forced to sell certain assets on disadvantageous terms, which may result in realized losses, and such realized losses could materially exceed the amount of any unrealized depreciation on these assets as of our most recent balance sheet date, which would have a material adverse effect on our results of operations. Such circumstances would also increase the likelihood that we would be required to redeem some or all of our outstanding mandatorily redeemable preferred stock, which could potentially require us to sell more assets. In addition to selling assets, or as an alternative, we may issue equity in order to repay amounts outstanding under our Credit Facility. Based on the recent trading prices of our stock, such an equity offering may have a substantial dilutive impact on our existing stockholders’ interest in our earnings, assets and voting interest in us. If we are not able to renew, extend or refinance our Credit Facility prior to its maturity, it could result in significantly higher interest rates and related charges and may impose significant restrictions on the use of borrowed funds to fund investments or maintain distributions to stockholders.

Our business plan is dependent upon external financing, which is constrained by the limitations of the 1940 Act.

In October 2016, we completed a public offering of 2.0 million shares of our common stock. In November 2016, the underwriters partially exercised their overallotment option to purchase an additional 173,444 shares of our common stock. Gross proceeds totaled $17.3 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were approximately $16.4 million. There can be no assurance that we will be able to raise capital through issuing equity in the near future, especially with respect to common stock, as we are not requesting that our stockholders approve the Company’s ability to issue shares of common stock at a price below NAV at the Company’s 2017 Annual Meeting of Stockholders to be held in February. Our business requires a substantial amount of cash to operate and grow. We may acquire such additional capital from the following sources:

•	Senior securities. We may issue “senior securities representing indebtedness” (including borrowings under our Credit Facility) and “senior securities that are stock,” such as our Series 2021 Term Preferred Stock, up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us, as a BDC, to issue such senior securities in amounts such that our asset coverage, as defined in Section 18(h) of the 1940 Act, is at least 200% on such senior security immediately after each issuance of such senior security. As a result of incurring indebtedness (in whatever form), we will be exposed to the risks associated with leverage. Although borrowing money for investments increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a greater impact on the value of our common stock to the extent that we have borrowed money to make investments. There is a possibility that the costs of borrowing could exceed the income we receive on the investments we make with such borrowed funds. In addition, our ability to pay distributions, issue senior securities or repurchase shares of our common stock would be restricted if the asset coverage on each of our senior securities is not at least 200%. If the aggregate value of our assets declines, we might be unable to satisfy that 200% requirement. To satisfy the 200% asset coverage requirement in the event that we are seeking to pay a distribution, we might either have to (i) liquidate a portion of our loan portfolio to repay a portion of our indebtedness or (ii) issue common stock. This may occur at a time when a sale of a portfolio asset may be disadvantageous, or when we have limited access to capital markets on agreeable terms. In addition, any amounts that we use to service our indebtedness or for offering expenses will not be available for distributions to stockholders. Furthermore, if we have to issue common stock at below NAV per common share, any non-participating stockholders will be subject to dilution, as described below. Pursuant to Section 61(a)(2) of the 1940 Act, we are permitted, under specified conditions, to issue multiple classes of “senior securities representing indebtedness.” However, pursuant to Section 18(c) of the 1940 Act, we are permitted to issue only one class of “senior securities that is stock.”

•

Common and Convertible Preferred Stock. Because we are constrained in our ability to issue debt or senior securities for the reasons given above, we are dependent on the issuance of equity as a financing source. If we raise additional funds by issuing more common stock, the percentage ownership of our stockholders at the time of the issuance would decrease and our existing common stockholder may experience dilution. In addition, under the 1940 Act, we will generally not be able to issue additional shares of our common stock at a price below NAV per common share to purchasers, other than to our existing stockholders through a rights offering, without first obtaining the approval of our stockholders and our independent directors. We are not requesting that our stockholders approve the Company’s ability to issue shares of common stock at a price below NAV at the Company’s 2017 Annual Meeting of Stockholders to be held in February. Should we decide to issue shares of common stock at a price below NAV in the future, we will seek the requisite approval of our stockholders. If we were to sell shares of our common stock below our then current NAV per common share, such sales would result in an immediate dilution to the NAV per common share. This dilution would occur as a result of the sale of shares at a price below the then current NAV per share of our common stock and a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting percentage than the increase in our assets resulting from such issuance. For example, if we issue and sell an additional 10.0% of our common stock at a 5.0% discount from NAV, a stockholder who does not participate in that offering for its proportionate interest will suffer NAV dilution of up to 0.5% or $5 per $1,000 of NAV. This imposes constraints on our ability to raise capital when our common stock is trading below NAV per common share, as it generally has for the last several years. As noted above, the 1940 Act prohibits the issuance of multiple classes of “senior securities that are stock.” As a result, we would be prohibited from issuing convertible preferred stock to the extent that such a security was deemed to be a separate class of stock from our outstanding Series 2021 Term Preferred Stock.

We financed certain of our investments with borrowed money and capital from the issuance of senior securities, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns on our portfolio, net of expenses. The calculations in the table below are hypothetical, and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)
	(10.0)%	(5.0)%	0.0%	5.0%	10.0%

Corresponding return to common stockholder(A)	(18.2)%	(9.8)%	(1.4)%	7.0%	15.3%

(A)	The hypothetical return to common stockholders is calculated by multiplying our total assets as of September 30, 2016 by the assumed rates of return and subtracting all interest accrued on our debt for the year ended September 30, 2016, adjusted for the dividends on our Series 2021 Term Preferred Stock; and then dividing the resulting difference by our total assets attributable to common stock. Based on $337.2 million in total assets, $71.3 million drawn on our Credit Facility (at cost), $61.0 million in aggregate liquidation preference of our Series 2021 Term Preferred Stock, and $201.2 million in net assets, each as of September 30, 2016.

Based on the outstanding balance on our Credit Facility of $71.3 million at cost, as of September 30, 2016, the effective annual interest rate of 4.5% as of that date, and aggregate liquidation preference of our Series 2021 Term Preferred Stock of $61.0 million, our investment portfolio at fair value would have had to produce an annual return of at least 2.2% to cover annual interest payments on the outstanding debt and dividends on our Series 2021 Term Preferred Stock.

A change in interest rates may adversely affect our profitability and our hedging strategy may expose us to additional risks.

We anticipate using a combination of equity and long-term and short-term borrowings to finance our investment activities. As a result, a portion of our income will depend upon the difference between the rate at which we borrow funds and the rate at which we loan these funds. Higher interest rates on our borrowings will decrease the overall return on our portfolio.

As of September 30, 2016, based on the total principal balance of debt outstanding, our portfolio consisted of approximately 85.6% of loans at variable rates with floors and approximately 14.4% at fixed rates.

We do not currently hold any interest rate cap agreements. While hedging activities may insulate us against adverse fluctuations in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or any future hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Our ability to receive payments pursuant to an interest rate cap agreement is linked to the ability of the counter-party to that agreement to make the required payments. To the extent that the counter-party to the agreement is unable to pay pursuant to the terms of the agreement, we may lose the hedging protection of the interest rate cap agreement. For additional information on market interest rate fluctuations, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures About Market Risk.”

Risks Related to Our Regulation and Structure

We will be subject to corporate-level tax if we are unable to satisfy Code requirements for RIC qualification.

To maintain our qualification as a RIC, we must meet income source, asset diversification, and annual distribution requirements. The annual distribution requirement is satisfied if we distribute at least 90.0% of our investment company taxable income to our stockholders on an annual basis. Because we use leverage, we are subject to certain asset coverage ratio requirements under the 1940 Act and could, under certain circumstances, be restricted from making distributions necessary to qualify as a RIC. Warrants we receive with respect to debt investments will create “original issue discount,” which we must recognize as ordinary income over the term of the debt investment or PIK interest which is accrued generally over the term of the debt investment but not paid in cash, both of which will increase the amounts we are required to distribute to maintain RIC status. Because such OIDs and PIK interest will not produce distributable cash for us at the same time as we are required to make distributions, we will need to use cash from other sources to satisfy such distribution requirements. The asset diversification requirements must be met at the end of each calendar quarter. If we fail to meet these tests, we may need to quickly dispose of certain investments to prevent the loss of RIC status. Since most of our investments will be illiquid, such dispositions, if even possible, may not be made at prices advantageous to us and, in fact, may result in substantial losses. If we fail to qualify as a RIC for any reason and become fully subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the actual amount distributed. Such a failure would have a material adverse effect on us and our shares. For additional information regarding asset coverage ratio and RIC requirements, see “Business—Material U.S. Federal Income Tax Considerations—Regulated Investment Company Status.”

From time to time, some of our debt investments may include success fees that would generate payments to us if the business is ultimately sold. Because the satisfaction of these success fees, and the ultimate payment of these fees, is uncertain, we generally only recognize them as income when the payment is received. Success fee amounts are characterized as ordinary income for tax purposes and, as a result, we are required to distribute such amounts to our stockholders in order to maintain RIC status.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets.

We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe to be attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the 1940 Act provisions applicable to BDCs. As a result of such violation, specific rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We may not be able to find a buyer for such investments and, even if we do find a buyer, we may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on our business, financial condition, results of operations and cash flows.

If we do not maintain our status as a BDC, we would be subject to regulation as a registered closed-end investment company under the 1940 Act. As a registered closed-end investment company, we would be subject to substantially more regulatory restrictions under the 1940 Act, which would significantly decrease our operating flexibility.

Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations, or their interpretation, or any failure by us or our portfolio companies to comply with these laws or regulations may adversely affect our business. For additional information regarding the regulations to which we are subject, see “Business—Material U.S. Federal Income Tax Considerations” and “Business— Regulation as a BDC.”

We are subject to restrictions that may discourage a change of control. Certain provisions contained in our charter and Maryland law may prohibit or restrict a change of control and adversely impact the price of our shares.

Our Board of Directors is divided into three classes, with the term of the directors in each class expiring every third year. At each annual meeting of stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. After election, a director may only be removed by our stockholders for cause. Election of directors for staggered terms with limited rights to remove directors makes it more difficult for a hostile bidder to acquire control of us. The existence of this provision may negatively impact the price of our securities and may discourage third-party bids to acquire our securities. This provision may reduce any premiums paid to stockholders in a change in control transaction.

Certain provisions of Maryland law applicable to us prohibit business combinations with:

•	any person who beneficially owns, directly or indirectly, 10.0% or more of the voting power of our outstanding voting stock (an “interested stockholder”);

•	an affiliate of ours who at any time within the two-year period prior to the date in question was an interested stockholder; or

•	an affiliate of an interested stockholder.

These prohibitions last for five years after the most recent date on which the interested stockholder became an interested stockholder. Thereafter, any business combination with the interested stockholder must be recommended by our Board of Directors and approved by the affirmative vote of at least 80.0% of the votes entitled to be cast by holders of our outstanding shares of voting stock and two-thirds of the votes entitled to be cast by holders of our voting stock other than shares held by the interested stockholder. These requirements could have the effect of inhibiting a change in control even if a change in control were in our stockholders’ interest. These provisions of Maryland law do not apply, however, to business combinations that are approved or exempted by our Board of Directors prior to the time that someone becomes an interested stockholder.

Our charter permits our Board of Directors to issue up to 50.0 million shares of capital stock. Our Board of Directors may classify or reclassify any unissued common stock or preferred stock into other classes or series of stock and establish the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption of any such stock. Thus, our Board of Directors could authorize the issuance of preferred stock with terms and conditions that could have a priority as to distributions and amounts payable upon liquidation over the rights of the holders of our common stock, which it did in connection with our issuance of approximately 2.4 million shares of Series 2021 Term Preferred Stock. Preferred stock, including our Series 2021 Term Preferred Stock, could also have the effect of delaying, deferring or preventing a change in control of us, including an extraordinary transaction (such as a merger, tender offer or sale of all or substantially all of our assets) that might provide a premium price for holders of our common stock.

Risks Related to Our External Management

We are dependent upon our key management personnel and the key management personnel of the Adviser, particularly David Gladstone, Terry Lee Brubaker and Robert L. Marcotte and on the continued operations of the Adviser, for our future success.

We have no employees. Our chief executive officer, chief operating officer, chief financial officer and treasurer, and the employees of the Adviser, do not spend all of their time managing our activities and our investment portfolio. We are particularly dependent upon David Gladstone, Terry Lee Brubaker and Robert L. Marcotte for their experience, skills and networks. Our executive officers and the employees of the Adviser allocate some, and in some cases a material portion, of their time to businesses and activities that are not related to our business. We have no separate facilities and are completely reliant on the Adviser, which has significant discretion as to the implementation and execution of our business strategies and risk management practices. We are subject to the risk of discontinuation of the Adviser’s operations or termination of the Advisory Agreement and the risk that, upon such event, no suitable replacement will be found. We believe that our success depends to a significant extent upon the Adviser and that discontinuation of its operations or the loss of its key management personnel could have a material adverse effect on our ability to achieve our investment objectives.

Our success depends on the Adviser’s ability to attract and retain qualified personnel in a competitive environment.

The Adviser experiences competition in attracting and retaining qualified personnel, particularly investment professionals and senior executives, and we may be unable to maintain or grow our business if we cannot attract and retain such personnel. The Adviser’s ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. The Adviser competes with investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies for qualified personnel, many of which have greater resources than us. Searches for qualified personnel may divert management’s time from the operation of our business. Strain on the existing personnel resources of the Adviser, in the event that it is unable to attract experienced investment professionals and senior executives, could have a material adverse effect on our business.

In addition, we depend upon the Adviser to maintain its relationships with private equity sponsors, placement agents, investment banks, management groups and other financial institutions, and we expect to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the Adviser or members of our investment team fail to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the Adviser has relationships are not obligated to provide us with investment opportunities, and we can offer no assurance that these relationships will generate investment opportunities for us in the future.

The Adviser can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

The Adviser has the right to resign under the Advisory Agreement at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If the Adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

Our incentive fee may induce the Adviser to make certain investments, including speculative investments.

The management compensation structure that has been implemented under the Advisory Agreement may cause the Adviser to invest in high-risk investments or take other risks. In addition to its management fee, the Adviser is entitled under the Advisory Agreement to receive incentive compensation based in part upon our achievement of specified levels of income. In evaluating investments and other management strategies, the opportunity to earn incentive compensation based on net income may lead the Adviser to place undue emphasis on the maximization of net income at the expense of other criteria, such as preservation of capital, maintaining sufficient liquidity, or management of credit risk or market risk, in order to achieve higher incentive compensation. Investments with higher yield potential are generally riskier or more speculative. This could result in increased risk to the value of our investment portfolio.

We may be obligated to pay the Adviser incentive compensation even if we incur a loss.

The Advisory Agreement entitles the Adviser to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation, net operating losses and certain other items) above a threshold return for that quarter. When calculating our incentive compensation, our pre-incentive fee net investment income excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. For additional information on incentive compensation under the Advisory Agreement with the Adviser, see “Business—Transactions with Related Parties.”

We may be required to pay the Adviser incentive compensation on income accrued, but not yet received in cash.

That part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash, such as debt instruments with PIK interest or OID. If a portfolio company defaults on a loan, it is possible that such accrued interest previously used in the calculation of the incentive fee will become uncollectible. Consequently, we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a clawback right against the Adviser. Our OID investments totaled $34.3 million as of September 30, 2016, at cost, which are all syndicated loan investments. For the year ended September 30, 2016, we incurred $0.1 million of OID income and the unamortized balance of OID investments as of September 30, 2016 totaled $0.5 million. As of September 30, 2016, we had seven investments which had a PIK interest component and we recorded PIK interest income of $2.4 million during the year ended September 30, 2016. We collected $0.1 in PIK interest in cash for the year ended September 30, 2016.

The Adviser’s failure to identify and invest in securities that meet our investment criteria or perform its responsibilities under the Advisory Agreement would likely adversely affect our ability for future growth.

Our ability to achieve our investment objectives will depend on our ability to grow, which in turn will depend on the Adviser’s ability to identify and invest in securities that meet our investment criteria. Accomplishing this result on a cost-effective basis will be largely a function of the Adviser’s structuring of the investment process, its ability to provide competent and efficient services to us, and our access to financing on acceptable terms. The senior management team of the Adviser has substantial responsibilities under the Advisory Agreement. In order to grow, the Adviser will need to hire, train, supervise, and manage new employees successfully. Any failure to manage our future growth effectively would likely have a material adverse effect on our business, financial condition, and results of operations.

There are significant potential conflicts of interest, including with the Adviser, which could impact our investment returns.

Our executive officers and directors, and the officers and directors of the Adviser, serve or may serve as officers, directors, or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Mr. Gladstone, our chairman and chief executive officer, is the chairman of the board and chief executive officer of each of the Gladstone Companies. In addition, Mr. Brubaker, our vice chairman and chief operating officer, is the vice chairman and chief operating officer of each of the Gladstone Companies. Mr. Marcotte is an executive managing director of the Adviser. Moreover, the Adviser may establish or sponsor other investment vehicles which from time to time may have potentially overlapping investment objectives with ours and accordingly may invest in, whether principally or secondarily, asset classes we target. While the Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, the Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the Affiliated Public Fund with the investment strategy that most closely fits the investment opportunity. Nevertheless, the management of the Adviser may face conflicts in the allocation of investment opportunities to other entities managed by the Adviser. As a result, it is possible that we may not be given the opportunity to participate in certain investments made by other funds managed by the Adviser. Our Board of Directors approved a revision of our investment objectives and strategies that became effective on January 1, 2013, which may enhance the potential for conflicts in the allocation of investment opportunities to us and other entities managed by the Adviser.

More specifically, in certain circumstances we may make investments in a portfolio company in which one of our affiliates has or will have an investment, subject to satisfaction of any regulatory restrictions and, where required, to the prior approval of our Board of Directors. As of September 30, 2016, our Board of Directors has approved the following types of co-investment transactions:

•	Our affiliate, Gladstone Commercial, may, under certain circumstances, lease property to portfolio companies that we do not control. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria of Gladstone Commercial, and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours.

•	We may invest simultaneously with our affiliate Gladstone Investment in senior syndicated loans whereby neither we nor any affiliate has the ability to dictate the terms of the loans.

•	Pursuant to an exemptive order granted by the SEC in July 2012, (the “Co-Investment Order”), under certain circumstances, we may co-invest with Gladstone Investment and any future BDC or closed-end management investment company that is advised by the Adviser (or sub-advised by the Adviser if it controls the fund), or any combination of the foregoing, subject to the conditions included therein. In connection with investments made pursuant to the Co-Investment Order a required majority of our Board of Directors must approve the transaction. A “required” majority is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the Company.

Certain of our officers, who are also officers of the Adviser, may from time to time serve as directors of certain of our portfolio companies. If an officer serves in such capacity with one of our portfolio companies, such officer will owe fiduciary duties to stockholders of the portfolio company, which duties may from time to time conflict with the interests of our stockholders.

In the course of our investing activities, we will pay base management and incentive fees to the Adviser and will reimburse the Administrator for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through our investors themselves making direct investments. As a result of this arrangement, there may be times when the management team of the Adviser has interests that differ from those of our stockholders, giving rise to a conflict. In addition, as a BDC, we make available significant managerial assistance to our portfolio companies and provide other services to such portfolio companies. While, neither we nor the Adviser currently receives fees in connection with managerial assistance, the Adviser and Gladstone Securities have, at various times, provided other services to certain of our portfolio companies and received fees for these other services.

The Adviser is not obligated to provide a credit of the base management fee, which could negatively impact our earnings and our ability to maintain our current level of distributions to our stockholders.

The Advisory Agreement provides for a base management fee based on our gross assets. Since our 2007 fiscal year, our Board of Directors has accepted on a quarterly basis voluntary, unconditional and irrevocable credits to reduce the annual base management fee, which was previously 2.0%, but following an amendment to the Advisory Agreement, effective July 1, 2015 is now 1.75%, on senior syndicated loan participations to 0.5% to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations, and any waived fees may not be recouped by the Adviser in the future. However, the Adviser is not required to issue these or other credits of fees under the Advisory Agreement, and to the extent our investment portfolio grows in the future, we expect these fees will increase. If the Adviser does not issue these credits in future quarters, it could negatively impact our earnings and may compromise our ability to maintain our current level of distributions to our stockholders, which could have a material adverse impact on our stock price.

Our business model is dependent upon developing and sustaining strong referral relationships with investment bankers, business brokers and other intermediaries and any change in our referral relationships may impact our business plan.

We are dependent upon informal relationships with investment bankers, business brokers and traditional lending institutions to provide us with deal flow. If we fail to maintain our relationship with such funds or institutions, or if we fail to establish strong referral relationships with other funds, we will not be able to grow our portfolio of investments and fully execute our business plan.

Our base management fee may induce the Adviser to incur leverage.

The fact that our base management fee is payable based upon our gross assets, which would include any investments made with proceeds of borrowings, may encourage the Adviser to use leverage to make additional investments. Under certain circumstances, the use of increased leverage may increase the likelihood of default, which would disfavor holders of our securities. Given the subjective nature of the investment decisions made by the Adviser on our behalf, we will not be able to monitor this potential conflict of interest.

Risks Related to an Investment in Our Securities

We may experience fluctuations in our quarterly and annual operating results.

We may experience fluctuations in our quarterly and annual operating results due to a number of factors, including, among others, variations in our investment income, the interest rates payable on the debt securities we acquire, the default rates on such securities, variations in and the timing of the recognition of realized and unrealized gains or losses, the level of our expenses, the degree to which we encounter competition in our markets, and general economic conditions, including the impacts of inflation. The majority of our portfolio companies are in industries that are directly impacted by inflation, such as manufacturing and consumer goods and services. Our portfolio companies may not be able to pass on to customers increases in their costs of production which could greatly affect their operating results, impacting their ability to repay our loans. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future realized and unrealized losses and therefore reduce our net assets resulting from operations. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There is a risk that you may not receive distributions or that distributions may not grow over time.

We intend to distribute at least 90.0% of our investment company taxable income to our stockholders on a quarterly basis by paying monthly distributions. We expect to retain some or all net realized long-term capital gains by first offsetting them with realized capital losses, and secondly through a deemed distribution to supplement our equity capital and support the growth of our portfolio, although our Board of Directors may determine in certain cases to distribute these gains to our common stockholders. In addition, our Credit Facility restricts the amount of distributions we are permitted to make. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions. Further, the terms of our outstanding preferred stock may restrict our ability to pay distributions on our common stock or require us to redeem shares of preferred stock if we do not meet the required asset coverage ratio for “senior securities that are stock” and fail to cure such required asset coverage ratio within the applicable cure period. See “Risks Related to Our Regulation and Structure—We will be subject to corporate-level tax if we are unable to satisfy Code requirements for RIC qualification.”

Investing in our securities may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies may be highly speculative, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

Distributions to our stockholders have included and may in the future include a return of capital.

Quarterly, our Board of Directors declares monthly distributions based on then current estimates of taxable income for each fiscal year, which may differ, and in the past have differed, from actual results. Because our distributions are based on estimates of taxable income that may differ from actual results, future distributions payable to our stockholders may also include a return of capital. Moreover, to the extent that we distribute amounts that exceed our current and accumulated earnings and profits, these distributions constitute a return of capital. A return of capital represents a return of a stockholder’s original investment in shares of our stock and should not be confused with a distribution from earnings and profits. Although return of capital distributions may not be taxable, such distributions may increase an investor’s tax liability for capital gains upon the sale of our shares by reducing the investor’s tax basis for such shares. Such returns of capital reduce our asset base and also adversely impact our ability to raise debt capital as a result of the leverage restrictions under the 1940 Act, which could have material adverse impact on our ability to make new investments.

The market price of our shares may fluctuate significantly.

The trading price of our common stock and our mandatorily redeemable preferred stock may fluctuate substantially. Due to the extreme volatility and disruptions that have affected the capital and credit markets over the past few years, our stock has experienced greater than usual stock price volatility.

The market price and marketability of our shares may from time to time be significantly affected by numerous factors, including many over which we have no control and that may not be directly related to us. These factors include, but are not limited to, the following:

•	general economic trends and other external factors;

•	price and volume fluctuations in the stock market from time to time, which are often unrelated to the operating performance of particular companies;

•	significant volatility in the market price and trading volume of shares of RICs, BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•	Changes in stock index definitions or policies, which may impact an investor’s desire to hold shares of BDCs;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	loss of BDC or RIC status;

•	changes in our earnings or variations in our operating results;

•	changes in prevailing interest rates;

•	changes in the value of our portfolio of investments;

•	any shortfall in our revenue or net income or any increase in losses from levels expected by securities analysts;

•	departure of key personnel;

•	operating performance of companies comparable to us;

•	short-selling pressure with respect to our shares or BDCs generally;

•	the announcement of proposed, or completed, offerings of our securities, including a rights offering; and

•	loss of a major funding source.

Fluctuations in the trading prices of our shares may adversely affect the liquidity of the trading market for our shares and, if we seek to raise capital through future equity financings, our ability to raise such equity capital.

The issuance of subscription rights to our existing stockholders may dilute the ownership and voting powers of existing stockholders in our common stock, dilute the NAV of their shares and have a material adverse effect on the trading price of our common stock.

There are significant capital raising constraints applicable to us under the 1940 Act when our common stock is trading below its NAV per share. In the event that we issue subscription rights to our existing stockholders to subscribe for and purchase additional shares of our common stock, there is a significant possibility that the rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Stockholders who do not fully exercise their subscription rights should expect that they will, upon completion of the rights offering, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their subscription rights. In addition, because the subscription price of the rights offering is likely to be less than our most recently determined NAV per common share, our common stockholders are likely to experience an immediate dilution of the per share NAV of their shares as a result of the offer. As a result of these factors, any future rights offerings of our common stock, or our announcement of our intention to conduct a rights offering, could have a material adverse impact on the trading price of our common stock.

Shares of closed-end investment companies frequently trade at a discount from NAV.

Shares of closed-end investment companies frequently trade at a discount from NAV per common share. Since our inception, our common stock has at times traded above NAV, and at times below NAV per share. Subsequent to September 30, 2016, our common stock has traded at discounts of up to 15.0% of our NAV per share, which was $8.62 as of September 30, 2016. This characteristic of shares of closed-end investment companies is separate and distinct from the risk that our NAV per share will decline. As with any stock, the price of our shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Whether investors will realize gains or losses upon the sale of our shares will not depend directly upon our NAV, but will depend upon the market price of the shares at the time of sale. Since the market price of our shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond our control, we cannot predict whether the shares will trade at, below or above our NAV.

Under the 1940 Act, we are generally not able to issue additional shares of our common stock at a price below NAV per share to purchasers other than our existing stockholders through a rights offering without first obtaining the approval of our common stockholders and our independent directors. Additionally, when our common stock is trading below its NAV per share, our dividend yield may exceed the weighted average returns that we would expect to realize on new investments that would be made with the proceeds from the sale of such stock, making it unlikely that we would determine to issue additional shares in such circumstances. Thus, for as long as our common stock may trade below NAV, we will be subject to significant constraints on our ability to raise capital through the issuance of common stock. Additionally, an extended period of time in which we are unable to raise capital may restrict our ability to grow and adversely impact our ability to increase or maintain our distributions.

We are not requesting that our stockholders approve the Company’s ability to issue shares of common stock at a price below NAV at the Company’s 2017 Annual Meeting of Stockholders to be held in February. Should we decide to issue shares of common stock at a price below NAV in the future, we will seek the requisite approval of our stockholders.

We may not be permitted to declare a dividend or make any distribution to stockholders or repurchase shares until such time as we satisfy the asset coverage tests under the provisions of the 1940 Act that apply to BDCs. As a BDC, we have the ability to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our debt at a time when such sales and/or repayments may be disadvantageous.

Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a result of the annual distribution requirement to qualify as a RIC, we may need to periodically access the capital markets to raise cash to fund new investments. We may issue “senior securities representing indebtedness,” including borrowing money from banks or other financial institutions or “senior securities that are stock,” such as our mandatorily redeemable preferred stock, only in amounts such that our asset coverage on each senior security, as defined in the 1940 Act, equals at least 200% after each such incurrence or issuance. Further, we may not be permitted to declare a dividend or make any distribution to our outstanding stockholders or repurchase shares until such time as we satisfy these tests. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we intend to continuously issue equity at a rate more frequent than our privately owned competitors, which may lead to greater stockholder dilution. We have incurred leverage to generate capital to make additional investments. If the value of our assets declines, we may be unable to satisfy the asset coverage test under the 1940 Act, which could prohibit us from paying distributions and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales and repayments may be disadvantageous.

If we fail to pay dividends on our Series 2021 Term Preferred Stock for two years, the holders of our Series 2021 Term Preferred Stock will be entitled to elect a majority of our directors.

The terms of our Series 2021 Term Preferred Stock provide for annual dividends in the amount of $1.6875 per outstanding share of Series 2021 Term Preferred Stock. In accordance with the terms of our Series 2021 Term Preferred Stock, if dividends thereon are unpaid in an amount equal to at least two years of dividends, the holders of Series 2021 Term Preferred Stock will be entitled to elect a majority of our Board of Directors.

Holders of our preferred stock and future holders of any securities ranking senior to our common stock have dividend, distribution and liquidation rights that are senior to the rights of the holders of our common stock.

In May 2014, we completed a public offering of the Series 2021 Term Preferred Stock, at a public offering price of $25.00 per share. In such offering, we issued 2.4 million shares of Series 2021 Term Preferred Stock. The shares of Series 2021 Term Preferred Stock have dividend, distribution and liquidation rights that are senior to the rights of the holders of our common stock. Further, in the future, we may attempt to increase our capital resources by making additional offerings of preferred equity securities or issuing debt securities. Upon liquidation, holders of our preferred stock, holders of our debt securities, if any, and lenders with respect to other borrowings, including the Credit Facility, would receive a distribution of our available assets in full prior to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, our common stockholders bear the risk of our future offerings reducing the per share trading price of our common stock and diluting their interest in us.

Other Risks

We could face losses and potential liability if intrusion, viruses or similar disruptions to our technology jeopardize our confidential information, whether through breach of our network security or otherwise.

Maintaining our network security is of critical importance because our systems store highly confidential financial models and portfolio company information. Although we have implemented, and will continue to implement, security measures, our technology platform is and will continue to be vulnerable to intrusion, computer viruses or similar disruptive problems caused by transmission from unauthorized users. The misappropriation of proprietary information could expose us to a risk of loss or litigation.

Terrorist attacks, acts of war, or national disasters may affect any market for our common stock, impact the businesses in which we invest, and harm our business, operating results, and financial conditions.

Terrorist acts, acts of war, or national disasters have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or national disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results, and financial condition. Losses from terrorist attacks and national disasters are generally uninsurable.

Cybersecurity risks and cyber incidents may adversely affect our business by causing a disruption to our operations, or the operations of businesses in which we invest, a compromise or corruption of our confidential information and/or damage to our business relationships, all of which could negatively impact our business, financial condition and operating results.

A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of our information resources. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our information systems for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to our business relationships. As our reliance on technology has increased, so have the risks posed to our information systems, both internal and those provided to us by third-party service providers. We have implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as our increased awareness of the nature and extent of a risk of a cyber-incident, do not guarantee that a cyber-incident will not occur and/or that our financial results, operations or confidential information will not be negatively impacted by such an incident.

We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

Our business is dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunications outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber-attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement, other than historical facts, may constitute “forward-looking statements.” These statements may relate to, among other things, future events or our future performance or financial condition. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others: (1) the recurrence of adverse events in the economy and the capital markets; (2) risks associated with negotiation and consummation of pending and future transactions; (3) the loss of one or more of our executive officers, in particular David Gladstone, Terry Lee Brubaker and Robert L. Marcotte; (4) changes in our investment objectives and strategy; (5) availability, terms (including the possibility of interest rate volatility) and deployment of capital; (6) changes in our industry, interest rates, exchange rates or the general economy; (7) the degree and nature of our competition; (8) our ability to maintain our qualification as a RIC and as a Business Development Company; and (9) those factors described in the “Risk Factors” section of this prospectus and any accompanying prospectus supplement. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus. The forward-looking statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement are excluded from the safe harbor protection provided by the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act.

USE OF PROCEEDS

Unless otherwise specified in any prospectus supplement accompanying this prospectus, we expect to use the net proceeds from the sale of the Securities first to pay down existing short-term debt, then to make investments in small and mid-sized businesses in accordance with our investment objectives, with any remaining proceeds to be used for other general corporate purposes. For the quarter ended September 30, 2016, indebtedness under our Credit Facility had a weighted average interest rate of approximately 4.5%, excluding effects of amortization on our deferred financing costs, and the revolving period ends on January 19, 2019. We anticipate that substantially all of the net proceeds of any offering of Securities will be utilized in the manner described above within three months of the completion of such offering. Pending such utilization, we intend to invest the net proceeds of any offering of Securities primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

We currently intend to distribute in the form of cash dividends, for each taxable year, a minimum of 90% of our annual ordinary income and short-term capital gains, if any, to our stockholders in the form of monthly dividends. We intend to retain long-term capital gains and treat them as deemed distributions for tax purposes. We report the estimated tax characterization of each dividend when declared while the actual tax characterization of dividends for each calendar year are reported to each stockholder on IRS Form 1099-DIV. There is no assurance that we will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of record of common stock, all cash distributions paid with respect to our common stock can be reinvested automatically under our dividend reinvestment plan in additional whole and fractional shares of our common stock. A stockholder whose shares are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in a dividend reinvestment plan. See “Risk Factors—Risks Related to Our Regulation and Structure—We will be subject to corporate-level tax if we are unable to satisfy Code requirements for RIC qualification;” “Dividend Reinvestment Plan;” and “Material U.S. Federal Income Tax Considerations. ”

Our common stock is quoted on the NASDAQ under the symbol “GLAD.” Our common stock has historically traded at prices both above and below its NAV. There can be no assurance that any premium to NAV will be attained or maintained. As of December 19, 2016 there were 43 stockholders of record, meaning individuals or entities that we carry in our records as the registered holder (although not necessarily the beneficial owner) of our common stock.

The following table sets forth the range of high and low intraday sale prices of our common stock as reported on the NASDAQ and the distributions declared by us for the last two completed fiscal years and the current fiscal year through December 21, 2016.

COMMON SHARE PRICE DATA

	NAV(1)	High	Low	Distribution Declared	(Discount) or Premium of High Sales Price to NAV(2)	(Discount) or Premium of Low Sales Price to NAV(2)
Fiscal Year ending September 30, 2015
First Quarter	9.31	9.41	8.02	0.21	1.1	(13.9)
Second Quarter	9.55	9.10	7.25	0.21	(4.7)	(24.1)
Third Quarter	9.49	8.99	7.84	0.21	(5.3)	(17.4)
Fourth Quarter	9.06	9.25	7.58	0.21	2.1	(16.3)
Fiscal Year ending September 30, 2016
First Quarter	8.38	9.09	6.39	0.21	8.5	(23.8)
Second Quarter	7.92	7.59	4.71	0.21	(4.2)	(40.5)
Third Quarter	7.95	7.67	6.80	0.21	(3.5)	(14.5)
Fourth Quarter	8.62	8.75	7.24	0.21	1.5	(16.0)
Fiscal Year ending September 30, 2017
First Quarter (through December 21, 2016)	*	9.62	7.33	0.21	*	*

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low intraday sale prices. The NAV per shares shown are based on outstanding shares at the end of each period.
(2)	The (discounts) premiums to NAV per share set forth in these columns represent the high or low, as applicable, intraday sale price per share for the relevant quarter minus the NAV per share as of the end of such quarter, and therefore may not reflect the (discount) premium to NAV per share on the date of the high and low intraday sale prices.
*	Not yet available, as the NAV per share as of the end of this quarter has not yet been determined.

Share Repurchases

The Company has repurchased 87,200 shares of its common stock at a cost of $0.6 million pursuant to a share repurchase program authorized by our Board of Directors in January 2016. The total authorized amount of the share repurchase program is $7.5 million shares of common stock. See “Share Repurchases.”

The following are our outstanding classes of securities as of December 22, 2016.

Title of Class	Amount Authorized	Amount Held by us or for Our Account	Amount Outstanding
Common Stock	46,000,000	—	25,517,866
6.75% Series 2021 Term Preferred Stock	4,000,000	—	2,440,000

RATIOS OF EARNINGS TO FIXED CHARGES

For the years ended September 30, 2016, 2015, 2014, 2013 and 2012, the ratios of three income metrics to fixed charges of the Company, computed as set forth below, were as follows:

Year Ended September 30,
	2016	2015		2014	2013	2012
Net investment income plus fixed charges to fixed charges	3.4x	3.0x		3.5x	3.6x	3.3x
Net investment income plus net realized losses plus fixed charges to fixed charges(A)	4.3x	(0.8x	)	1.9x	2.8x	1.8x
Net increase (decrease) in net assets resulting from operations plus fixed charges to fixed charges	2.4x	1.9x		2.6x	5.5x	0.0x

For purposes of computing the ratios, fixed charges include interest expense on borrowings, dividend expense on mandatorily redeemable preferred stock and amortization of deferred financing fees.

(A)	Due to realized losses on certain investments during the year ended September 30, 2015, the ratio of net investment income plus net realized losses plus fixed charges to fixed charges was less than 1:1. We would have needed to generate additional net investment income of approximately $17.0 million during the year ended September 30, 2015 to achieve a coverage ratio of 1:1.

CONSOLIDATED SELECTED FINANCIAL DATA

The following consolidated selected financial data for the fiscal years ended September 30, 2016, 2015, 2014, 2013, and 2012 are derived from our audited consolidated financial statements. The other data included in the second table below is unaudited. The data should be read in conjunction with our accompanying consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.

(dollar amounts in thousands, except per share and per unit data)

	Year Ended September 30,
	2016	2015	2014	2013	2012
Statement of Operations Data:
Total Investment Income	$39,112	$38,058	$36,585	$36,154	$40,322
Total Expenses, Net of Credits from Adviser	19,625	20,358	18,217	17,768	21,278

Net Investment Income	19,487	17,700	18,368	18,386	19,044

Net Realized and Unrealized (Loss) Gain on Investments, Borrowings and Other	(8,120)	(9,216)	(7,135	13,833)	(27,052)

Net (Decrease) Increase in Net Assets Resulting from Operations	$11,367	$8,484	$11,233	$32,219)	$(8,008)

Per Share Data:
Net Investment Income per Common Share—Basic and Diluted(A)	$0.84	$0.84	$0.87	$0.88	$0.91
Net (Decrease) Increase in Net Assets Resulting from Operations per Common Share—Basic and Diluted(A)	0.49	0.40	0.53)	1.53)	(0.38
Distributions Declared and Paid Per Common Share (B)
From ordinary income	0.84	0.84	0.12	0.78	0.77
From return of capital	—	—	0.72	0.06	0.07
Statement of Assets and Liabilities Data:
Total Assets	$337,178	$382,482	$301,429	$295,091	$293,402
Net Assets	201,207	191,444	199,660	205,992	188,564
Net Asset Value Per Common Share	8.62	9.06	9.81	9.81	8.98
Common Shares Outstanding	23,344,422	21,131,622	21,000,160	21,000,160	21,000,160
Weighted Common Shares Outstanding—Basic and Diluted	23,200,642	21,066,844	21,000,160	21,000,160	21,011,123
Senior Securities Data:
Borrowings under Credit Facility, at cost(C)	$71,300	$127,300	$36,700	$46,900	$58,800
Mandatorily redeemable preferred stock(C)	61,000	61,000	61,000	38,497	38,497

(A)	Per share data is based on the weighted average common stock outstanding for both basic and diluted.
(B)	The tax character of our distributions is determined on an annual basis.
(C)	See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for more information regarding our level of indebtedness.

	Year Ended September 30,
	2016	2015	2014	2013	2012
Other Unaudited Data:
Number of Portfolio Companies at Period End	45	48	45	47	50
Average Size of Portfolio Company Investment at Cost	$8,484	$8,547	$7,762	$7,069	$7,300
Principal Amount of New Investments	79,401	102,299	81,731	80,418	45,050
Proceeds from Loan Repayments, Investments Sold and Exits	121,144	40,273	72,560	117,048	73,857
Weighted Average Yield on Investments(D)	11.1%	10.93%	11.47%	11.63%	11.25%
Total Return(E)	11.68	2.40	9.62	9.90	41.39

(D)	Weighted average yield on investments equals interest income on investments divided by the weighted average interest-bearing principal balance throughout the period.

(E)	Total return equals the change in the ending market value of our common stock from the beginning of the period, taking into account dividends reinvested in accordance with the terms of our dividend reinvestment plan. Total return does not take into account distributions that may be characterized as a return of capital. For further information on the estimated character of our distributions to common stockholders, please refer to Note 9—Distributions to Common Stockholders elsewhere in this prospectus.

SELECTED QUARTERLY DATA (UNAUDITED)

The following tables set forth certain quarterly financial information for each of the eight quarters in the two years ended September 30, 2016. The information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter.

	Quarter Ended
	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
Total investment income	$10,060	$9,456	$9,844	$9,750
Net investment income	4,759	4,917	4,907	4,905
Net Increase (decrease) in net assets resulting from operations	(8,704)	(6,139)	5,516	20,697
Net Increase (decrease) in Net Assets Resulting From Operations per Weighted Average Common Share (Basic and Diluted)	$(0.38)	$(0.26)	$0.24	$0.89

	Quarter Ended
	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015
Total investment income	$8,726	$9,223	$9,935	$10,174
Net investment income	3,691	3,693	4,836	5,480
Net Increase (decrease) in net assets resulting from operations	331	9,542	3,307	(4,696)
Net Increase (decrease) in Net Assets Resulting From Operations per Weighted Average Common Share (Basic and Diluted)	$0.02	$0.45	$(0.16)	$(0.22)

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following analysis of our financial condition and results of operations should be read in conjunction with our accompanying Consolidated Financial Statements and the notes thereto contained elsewhere in this prospectus. Historical financial condition and results of operations and percentage relationships among any amounts in the financial statements are not necessarily indicative of financial condition, results of operations or percentage relationships for any future periods. Except per share amounts, dollar amounts in the tables included herein are in thousands unless otherwise indicated.

OVERVIEW

General

We were incorporated under the Maryland General Corporation Law on May 30, 2001. We operate as an externally managed, closed-end, non-diversified management investment company, and have elected to be treated as a BDC under the 1940 Act. In addition, for federal income tax purposes we have elected to be treated as a RIC under Subchapter M of the Code. As a BDC and a RIC, we are subject to certain constraints, including limitations imposed by the 1940 Act and the Code.

We were established for the purpose of investing in debt and equity securities of established private business operating in the U.S. Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our investment objectives, our investment strategy is to invest in several categories of debt and equity securities, with each investment generally ranging from $8 million to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We expect that our investment portfolio over time will consist of approximately 90.0% debt investments and 10.0% equity investments, at cost. As of September 30, 2016, our investment portfolio was made up of approximately 90.2% debt investments and 9.8% equity investments, at cost.

We focus on investing in lower middle market companies in the U.S. that meet certain criteria, including, but not limited to, the following: the sustainability of the business’ free cash flow and its ability to grow it over time, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the borrower, reasonable capitalization of the borrower, including an ample equity contribution or cushion based on prevailing enterprise valuation multiples and, to a lesser extent, the potential to realize appreciation and gain liquidity in our equity position, if any. We lend to borrowers that need funds for growth capital or to finance acquisitions or recapitalize or refinance their existing debt facilities. We seek to avoid investing in high-risk, early-stage enterprises. Our targeted portfolio companies are generally considered too small for the larger capital marketplace. We invest by ourselves or jointly with other funds and/or management of the portfolio company, depending on the opportunity and have opportunistically made several co-investments with our affiliate Gladstone Investment, pursuant to the Co-Investment Order. We believe this ability to co-invest will continue to enhance our ability to further our investment objectives and strategies. If we are participating in an investment with one or more co-investors, our investment is likely to be smaller than if we were investing alone.

Going into fiscal year 2017, we intend to continue to work through, via restructures or exits, some of the older investments in our portfolio to enhance overall returns and hope to show our stockholders new conservative investments in businesses with steady cash flows. We are focused on building our pipeline and making investments that meet our objectives and strategies and that provide appropriate returns, in light of the accompanying risks.

Business

Portfolio and Investment Activity

In general, our investments in debt securities have a term of no more than seven years, accrue interest at variable rates (generally based on the one-month LIBOR) and, to a lesser extent, at fixed rates. We seek debt instruments that pay interest monthly or, at a minimum, quarterly, have a success fee or deferred interest provision and are primarily interest only with all principal and any accrued but unpaid interest due at maturity. Generally, success fees accrue at a set rate and are contractually due upon a change of control of a portfolio company, typically from an exit or sale. Some debt securities have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called PIK interest.

Typically, our equity investments consist of common stock, preferred stock, limited liability company interests, or warrants to purchase the foregoing. Often, these equity investments occur in connection with our original investment, recapitalizing a business, or refinancing existing debt.

During the year ended September 30, 2016, we invested $79.4 million in 10 new portfolio companies and extended $10.1 million of investments to existing portfolio companies. In addition, during the year ended September 30, 2016, we exited 13 portfolio companies through sales and early payoffs. We received a total of $121.1 million in combined net proceeds and principal repayments from the aforementioned portfolio company exits as well as from existing portfolio companies during the year ended September 30, 2016. This activity resulted in a net reduction in our overall portfolio by three portfolio companies to 45 and a net decrease of 7.4% in our portfolio at cost since September 30, 2015. Our continued focus in 2017 will be to rebuild our investment portfolio by making new investments and to exit challenged and non-strategic investments in our portfolio in an orderly manner over the next several quarters. Since our initial public offering in August 2001, we have made 439 different loans to, or investments in, 206 companies for a total of approximately $1.5 billion, before giving effect to principal repayments on investments and divestitures.

During the year ended September 30, 2016, the following significant transactions occurred:

•	In October 2015, Allison Publications, LLC paid off at par for proceeds of $8.2 million.

•	In October 2015, we sold our investment in Funko, LLC (“Funko”), which resulted in dividend and prepayment fee income of $0.3 million and a realized gain of $16.9 million. In connection with the sale, we received net cash proceeds of $15.3 million, full repayment of our debt investment of $9.5 million, and a continuing preferred and common equity investment in Funko Acquisition Holdings, LLC, with a combined cost basis and fair value of $0.3 million at the close of the transaction. Additionally, we recorded a tax liability for the net unrealized built-in gain of $9.8 million that was realized upon the sale, of which $9.4 million has been subsequently paid. The remaining tax liability of $0.4 million is included within other liabilities on the accompanying Consolidated Statement of Assets and Liabilities as of September 30, 2016.

•	In October 2015, Ameriqual Group, LLC paid off at par for proceeds of $7.4 million.

•	In October 2015, we sold our investment in First American Payment Systems, L.P. for net proceeds of $4.0 million, which resulted in a net realized loss of $0.2 million.

•	In November 2015, we restructured our investment in Legend Communications of Wyoming, LLC (“Legend”) resulting in a $2.7 million pay down on the existing loan and a new $3.8 million investment in Drumcree, LLC. In March 2016, Legend paid off at par for proceeds of $4.0 million.

•	In December 2015, we sold our investment in Heartland Communications Group (“Heartland”) for net proceeds of $1.5 million, which resulted in a realized loss of $2.4 million. Heartland was on non-accrual status at the time of the sale.

•	In January 2016, we invested $8.5 million in LCR Contractors, Inc. through secured first lien debt.

•	In February 2016, our investment in Targus Group International, Inc. (“Targus”) was restructured, which resulted in a realized loss of $5.5 million and a new investment in Targus Cayman HoldCo Limited.

•	In March 2016, we invested $10.0 million in Travel Sentry, Inc. through secured first lien debt.

•	In March 2016, J. America paid off at par for proceeds of $5.1 million.

•	In April 2016, we received net proceeds of $8.0 million related to the sale of Ashland Acquisition LLC (“Ashland”), which resulted in a realized gain of approximately $0.1 million.

•	In May 2016, we invested $2.0 million in Netsmart Technologies, Inc. through secured second lien debt.

•	In June 2016, we invested $30.0 million in IA Tech, LLC through secured first lien debt.

•	In June 2016, Vision Solutions, Inc. paid off at par for proceeds of $8.0 million.

•	In June 2016, GTCR Valor Companies, Inc. paid off at par for proceeds of $3.0 million.

•	In August 2016, we invested $10.0 million in Merlin International, Inc. through secured second lien debt.

•	In September 2016, we invested $7.5 million in Canopy Safety Brands, LLC through a combination of secured first lien debt and equity.

•	In September 2016, we invested $2.0 million in Datapipe, Inc. through secured second lien debt.

•	In September 2016, we sold our investment in Westland Technologies, Inc. (“Westland”) for net proceeds of $5.3 million, which resulted in a net realized gain of $0.9 million.

•	In September 2016, we sold our investment in Southern Petroleum Laboratories, Inc. (“Southern Petroleum Laboratories”) for net proceeds of $9.8 million, which resulted in a realized gain of $0.9 million.

•	In September 2016, we restructured our investment in Precision Acquisition Group Holdings, Inc. (“Precision”) which resulted in a realized loss of $3.8 million and a new $4.0 million investment in PIC 360, LLC and a new $1.6 million investment in Precision International, LLC.

Refer to Note 15—Subsequent Events in the accompanying Consolidated Financial Statements included elsewhere in this Prospectus for portfolio activity occurring subsequent to September 30, 2016.

Capital Raising

Despite the challenges in the economy for the past several years, we met our capital needs through the extension, expansion and enhancement to our Credit Facility and by accessing the capital markets in the form of public offerings of common stock. In May 2015, through Business Loan, we entered into a Fifth Amended and Restated Credit Agreement, which increased the commitment amount under our Credit Facility from $137.0 million to $140.0 million, extended the revolving period end date by three years to January 19, 2019, decreased the marginal interest rate added to 30-day LIBOR from 3.75% to 3.25% per annum, set the unused commitment fee at 0.50% on all undrawn amounts, expanded the scope of eligible collateral, and amended certain other terms and conditions. In June 2015, through Business Loan, we entered into certain joinder and assignment agreements, adding three new lenders to the Credit Facility to increase borrowing capacity by $30.0 million to $170.0 million. Refer to “Liquidity and Capital Resources—Revolving Credit Facility” for further discussion of our Credit Facility.

We issued shares of our common stock in an overnight offering in October 2015, with the overallotment option closing in November 2015, at a public offering price of $8.55 per share, which was below the then current net asset value (“NAV”) of $9.06 per share. The resulting proceeds provided us with additional equity capital to help ensure continued compliance with regulatory tests. Most recently, we issued additional shares of our common stock in an overnight offering in October 2016, with an overallotment option closing in November 2016, at a public offering price of $7.98 per share, which was below our September 30, 2016 NAV of $8.62 per share. The resulting proceeds, in part, will provide us with additional equity capital to help ensure continued compliance with regulatory tests and will allow us to grow the portfolio and generate additional income through new investments. Refer to “Liquidity and Capital Resources—Equity—Common Stock” for further discussion of our common stock offerings.

Although we were able to access the capital markets over the last year, we believe uncertain market conditions continue to affect the trading price of our capital stock and thus may inhibit our ability to finance new investments through the issuance of equity. The current volatility in the credit market and the uncertainty surrounding the U.S. economy have led to significant stock market fluctuations, particularly with respect to the stock of financial services companies like ours. During times of increased price volatility, our common stock may be more likely to trade at a price below our NAV per share, which is not uncommon for BDCs like us.

On November 18, 2016, the closing market price of our common stock was $8.10, a 6.0% discount to our September 30, 2016, NAV per share of $8.62. When our stock trades below NAV per common share, as it has fairly consistently over the last several years, our ability to issue equity is constrained by provisions of the 1940 Act, which generally prohibits the issuance and sale of our common stock below NAV per common share without first obtaining approval from our stockholders and our independent directors, other than through sales to our then-existing stockholders pursuant to a rights offering. At our annual meeting of stockholders held on February 11, 2016, our stockholders approved a proposal which authorizes us to sell shares of our common stock at a price below our then current NAV per common share subject to certain limitations (including, but not limited to, that the number of shares issued and sold pursuant to such authority does not exceed 25.0% of our then outstanding common stock immediately prior to each such sale) for a period of one year from the date of approval, provided that our Board of Directors makes certain determinations prior to any such sale. We completed the abovementioned 2016 common stock offering as a result of the stockholder approval of the proposal at our 2016 Annual Meeting of Stockholders and additional Board of Directors approval.

Regulatory Compliance

Our ability to seek external debt financing, to the extent that it is available under current market conditions, is further subject to the asset coverage limitations of the 1940 Act, which require us to have an asset coverage ratio (as defined in Section 18(h) of the 1940 Act) of at least 200% on our “senior securities representing indebtedness” and our “senior securities that are stock.” As of September 30, 2016, our asset coverage ratio on our “senior securities representing indebtedness” was 462.3% and our asset coverage ratio on our “senior securities that are stock” was 249.5%.

Recent Developments

Common Stock Offering

In October 2016, we completed a public offering of 2.0 million shares of our common stock. In November 2016, the underwriters partially exercised their overallotment option to purchase an additional 173,444 shares of our common stock. Gross proceeds totaled $17.3 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were approximately $16.4 million. Refer to “Liquidity and Capital Resources—Equity—Common Stock” for further discussion of our common stock offerings.

Distributions

On October 11, 2016, our Board of Directors declared the following monthly cash distributions to common and preferred stockholders:

Record Date	Payment Date	Distribution per Common Share	Distribution per Series 2021 Term Preferred Share
October 21, 2016	October 31, 2016	$0.07	$0.140625
November 17, 2016	November 30, 2016	0.07	0.140625
December 20, 2016	December 30, 2016	0.07	0.140625

	Total for the Quarter	$0.21	$0.421875

RESULTS OF OPERATIONS

Comparison of the Year Ended September 30, 2016 to the Year Ended September 30, 2015

	For the Year Ended September 30,
	2016	2015	$ Change	% Change
INVESTMENT INCOME
Interest income	$35,219	$34,895	$324	0.9%
Other income	3,893	3,163	730	23.1

Total investment income	39,112	38,058	1,054	2.8

EXPENSES
Base management fee	5,684	6,888	(1,204)	17.5
Loan servicing fee	3,890	3,816	74	1.9
Incentive fee	4,514	4,083	431	10.6
Administration fee	1,182	1,033	149	14.4
Interest expense on borrowings	2,899	3,828	(929)	(24.3)
Dividend expense on mandatorily redeemable preferred stock	4,118	4,116	2	0.0
Amortization of deferred financing fees	1,075	1,106	(31)	(2.8)
Other expenses	2,459	2,188	271	12.4

Expenses, before credits from Adviser	25,821	27,058	(1,237)	(4.6)
Credit to base management fee—loan servicing fee	(3,890)	(3,816)	(74)	1.9
Credit to fees from Adviser—other	(2,306)	(2,884)	578	(20.0)

Total expenses, net of credits	19,625	20,358	(733)	(3.6)

NET INVESTMENT INCOME	19,487	17,700	1,787	10.1

NET REALIZED AND UNREALIZED (LOSS) GAIN
Net realized gain (loss) on investments	7,216	(33,666)	40,882	(121.4)
Net realized loss on other	(64)	(510)	446	87.5
Net unrealized (depreciation) appreciation of investments	(15,334)	23,647	(38,981)	(164.8)
Net unrealized appreciation of other	62	1,313	(1,251)	(95.3)

Net loss from investments and other	(8,120)	(9,216)	1,096	(11.9)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,367	$8,484	$2,883	34.0

PER BASIC AND DILUTED COMMON SHARE
Net investment income	$0.84	$0.84	$—	—

Net increase in net assets resulting from operations	$0.49	$0.40	$0.09	22.5

NM = Not Meaningful

Investment Income

Interest income increased by 0.9% for the year ended September 30, 2016, as compared to the prior year. This increase was due primarily to an increase in the weighted average yield on our interest-bearing portfolio partially offset by a slight decrease in the principal balance of our interest-bearing investment portfolio outstanding during the year. The weighted average yield on our interest-bearing investments is based on the current stated interest rate on interest-bearing investments which increased to 11.1% for the year ended September 30, 2016 compared to 10.9% for the year ended September 30, 2015, inclusive of any allowances on interest receivables made during those periods. The weighted average principal balance of our interest-bearing investment portfolio during the year ended September 30, 2016, was $317.0 million, compared to $319.1 million for the prior year, a decrease of $2.1 million, or 0.1%.

As of September 30, 2016, two portfolio companies, Sunshine Media Holdings and Vertellus, Inc., were either fully or partially on non-accrual status, with an aggregate debt cost basis of approximately $26.5 million, or 7.7% of the cost basis of all debt investments in our portfolio. As of September 30, 2015, two portfolio companies were either fully or partially on non-accrual status, with an aggregate debt cost basis of approximately $26.4 million, or 7.1% of the cost basis of all debt investments in our portfolio.

Other income increased by 23.1% during the year ended September 30, 2016, as compared to the prior year. For the year ended September 30, 2016, other income consisted primarily of $3.4 million in success fees recognized, $0.3 million in dividend income received, and $0.2 million in prepayment fees received. For the year ended September 30, 2015, other income consisted primarily of $1.9 million in success fees recognized, $0.9 million in dividend income, and $0.3 million in settlement fees.

The following tables list the investment income for our five largest portfolio company investments at fair value during the respective years:

	As of September 30, 2016		Year Ended September 30, 2016
Portfolio Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
RBC Acquisition Corp.	$37,345	11.6%	$3,347	8.5%
IA Tech, LLC(A)	23,230	7.2	888	2.3
WadeCo Specialties, Inc.	18,980	5.9	2,059	5.3
United Flexible, Inc.	17,744	5.5	2,108	5.4
Lignetics, Inc.	14,821	4.6	1,708	4.3

Subtotal—five largest investments	112,120	34.8	10,110	25.8
Other portfolio companies	209,994	65.2	29,002	74.2

Total Investment Portfolio	$322,114	100.0%	$39,112	100.0%

	As of September 30, 2015		Year Ended September 30, 2015
Portfolio Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
Funko, LLC	$26,814	7.3%	$1,385	3.6%
WadeCo Specialties, Inc.	21,920	6.0	1,896	5.0
RBC Acquisition Corp.	20,617	5.6	2,343	6.2
United Flexible, Inc.(A)	20,355	5.6	1,226	3.2
Francis Drilling Fluids, Ltd.	19,928	5.5	2,946	7.7

Subtotal—five largest investments	109,634	30.0	9,796	25.7
Other portfolio companies	256,257	70.0	28,257	74.3
Other non-portfolio company income	—	—	5	—

Total Investment Portfolio	$365,891	100.0%	$38,058	100.0%

(A)	New investment during applicable period.

Expenses

Expenses, net of credits from the Adviser, decreased for the year ended September 30, 2016, by 3.6% as compared to the prior year. This decrease was primarily due to decreases in our net base management fees to the Advisor and interest expense on borrowings, partially offset by an increase in the net incentive fee to the Adviser.

Interest expense decreased by $0.9 million, or 24.3%, during the year ended September 30, 2016, as compared to the prior year, primarily due to decreased borrowings outstanding throughout the period on our Credit Facility. The weighted average balance outstanding on our Credit Facility during the year ended September 30, 2016, was approximately $64.0 million, as compared to $92.5 million in the prior year period, a decrease of 30.8%.

Net base management fee earned by the Adviser decreased by $0.6 million, or 10.5%, during the year ended September 30, 2016, as compared to the prior year period, resulting from a decrease in the average total assets outstanding and a decrease in the annual base management fee from 2.0% to 1.75%, which was effective July 1, 2015. The base management, loan servicing and incentive fees and associated unconditional, non-contractual, and irrevocable voluntary credits are computed quarterly, as described under “Investment Advisory and Management Agreement” and “Loan Servicing Fee Pursuant to Credit Agreement” in Note 4 of the notes to our accompanying Consolidated Financial Statements and are summarized in the following table:

	Year Ended September 30,
	2016	2015
Average total assets subject to base management fee(A)	$324,800	$355,510
Multiplied by annual base management fee of 1.75%—2.0%	1.75%	1.75% - 2.0%

Base management fee(B)	5,684	6,888
Portfolio fee credit	(785)	(1,399)
Senior syndicated loan fee credit	(92)	(118)

Net Base Management Fee	$4,807	$5,371

Loan servicing fee(B)	$3,890	$3,816
Credit to base management fee—loan servicing fee(B)	(3,890)	(3,816)

Net Loan Servicing Fee	$—	$—

Incentive fee(B)	$4,514	$4,083
Incentive fee credit	(1,429)	(1,367)

Net Incentive Fee	$3,085	$2,716

Portfolio fee credit	$(785)	$(1,399)
Senior syndicated loan fee credit	(92)	(118)
Incentive fee credit	(1,429)	(1,367)

Credit to Fees from Adviser—Other(B)	$(2,306)	$(2,884)

(A)	Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the four most recently completed quarters within the respective years and appropriately adjusted for any share issuances or repurchases during the applicable year.
(B)	Reflected, on a gross basis, as a line item on our accompanying Consolidated Statement of Operations located elsewhere in this Prospectus.

Realized Loss and Unrealized Appreciation

Net Realized Loss on Investments

For the year ended September 30, 2016, we recorded a net realized gain on investments of $7.2 million, which resulted primarily from the sales of Funko, Southern Petroleum Laboratories, Westland, and Ashland for a combined realized gain of $18.7 million and net proceeds of $35.4 million. This realized gain was partially offset by a combined realized loss of $11.7 million recognized from the sale of Heartland and the restructures of Targus and Precision during the year ended September 30, 2016. We also recognized a realized loss of $0.6 million during the year ended September 30, 2016 related to a settlement associated with WP Evenflo Group Holdings, Inc., which we had previously exited at a realized gain of $1.0 million in September 2014.

For the year ended September 30, 2015, we recorded a net realized loss on investments of $34.2 million, which resulted primarily from the sales of Midwest Metal Distribution, Inc. (“Midwest Metal”), Sunburst Media—Louisiana LLC (“Sunburst”), Saunders & Associates (“Saunders”) and the restructure of GFRC Holdings LLC (“GFRC”) for a combined realized loss of $34.1 million and net proceeds of $7.1 million. This realized loss was partially offset by the realized gain of $1.6 million we recognized on the early payoff of North American Aircraft Services, LLC (“NAAS”).

Net Realized Loss on Other

During the year ended September 30, 2016, we recorded a net realized loss of $0.1 million due to the expiration of our interest rate cap agreement in January 2016. For the year ended September 30, 2015, we recorded a net realized loss on other of $0.5 million resulting primarily from uncollected escrows on the previous sale of Midwest Metal during the three months ended December 31, 2014.

Net Unrealized Appreciation of Investments

During the year ended September 30, 2016, we recorded net unrealized depreciation of investments in the aggregate amount of $15.3 million. The net realized gain (loss) and unrealized appreciation (depreciation) across our investments for the year ended September 30, 2016, were as follows:

	Year Ended September 30, 2016
Portfolio Company	Realized (Loss) Gain	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
RBC Acquisition Corp.	$1,207	$11,896	$—	$13,103
Legend Communications of Wyoming, LLC	—	2,857	27	2,884
Behrens Manufacturing, LLC	—	2,206	—	2,206
Funko, LLC	16,874	98	(16,009)	963
Southern Petroleum Laboratories, Inc.	873	871	(995)	749
Precision Acquisition Group Holdings, Inc.	(3,821)	(1,282)	5,805	702
Westland Technologies, Inc.	909	622	(866)	665
J. America, Inc.	—	482	—	482
Triple H Food Processors	—	351	—	351
RP Crown Parent, LLC	—	276	—	276
GFRC Holdings, LLC	—	(271)	—	(271)
Ashland Acquisitions, LLC	72	183	(572)	(317)
Mikawaya	—	(379)	—	(379)
FedCap Partners, LLC	—	(381)	—	(381)
New Trident Holdcorp, Inc.	—	(442)	—	(442)
AG Transportation Holdings, LLC	—	(454)	—	(454)
WP Evenflo Group Holdings, Inc.	(550)	—	—	(550)

	Year Ended September 30, 2016
Portfolio Company	Realized (Loss) Gain	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
WadeCo Specialties, Inc.	—	(722)	—	(722)
Vision Government Solutions, Inc.	—	(779)	—	(779)
Vertellus Specialties Inc.	—	(975)	—	(975)
Lignetics, Inc.	—	(1,251)	—	(1,251)
SourceHOV LLC	—	(1,380)	—	(1,380)
LWO Acquisitions Company, LLC	—	(3,170)	—	(3,170)
Defiance Integrated Technologies, Inc.	—	(3,184)	—	(3,184)
Sunshine Media Holdings	—	(3,360)	—	(3,360)
Targus Cayman HoldCo, Ltd.	(5,500)	(2,952)	4,198	(4,254)
Francis Drilling Fluids, Ltd.	—	(8,156)	—	(8,156)
Other, net (<$250)	(2,848)	(528)	2,902	(474)

Total:	$7,216	$(9,824)	$(5,510)	$(8,118)

The largest driver of our net unrealized depreciation for the year ended September 30, 2016 was derived from a decline in financial and operation performance of certain portfolio companies and, to a lesser extent, decreases in comparable multiples used in valuations, most notably Francis Drilling Fluids, Ltd. of $8.2 million, Sunshine Media Holdings (“Sunshine”) of $3.4 million, Defiance Integrated Technologies, Inc. (“Defiance”) of $3.2 million and LWO Acquisitions Company, LLC of $3.2 million. The change was also driven by the reversal of $16.0 million of previously recorded unrealized appreciation on our investment in Funko upon exit. This depreciation was partially offset by unrealized appreciation, primarily on RBC Acquisition Corp. of $11.9 million, which was driven by proceeds received associated with the sale of RBC Acquisition Corp. in November 2016, and the reversal of $4.2 million of previously recorded unrealized depreciation on our investment in Targus upon restructure.

During the year ended September 30, 2015, we recorded net unrealized appreciation of investments in the aggregate amount of $23.6 million. The net realized gain (loss) and unrealized appreciation (depreciation) across our investments for the year ended September 30, 2015, were as follows:

	Year Ended September 30, 2015
Portfolio Company	Realized (Loss) Gain	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
Funko, LLC	$—	$11,451	$—	$11,451
Sunburst Media—Louisiana, LLC	(1,333)	2,130	2,295	3,092
Precision Acquisition Group Holdings, Inc.	—	2,831	—	2,831
Sunshine Media Holdings	—	1,861	—	1,861
Heartland Communications Group	—	1,123	—	1,123
Behrens Manufacturing, LLC	—	1,102	—	1,102
Ameriqual Group, LLC	—	1,063	—	1,063
Westland Technologies, Inc.	—	899	—	899
Midwest Metal Distribution, Inc.	(14,980)	—	15,578	598
Ashland Acquisitions, LLC	—	571	—	571
AG Transportation Holdings, LLC	—	516	—	516
New Trident Holdcorp, Inc.	—	(282)	—	(282)
Vertellus Specialties Inc.	—	(315)	—	(315)
LWO Acquisitions Company, LLC	—	(390)	—	(390)
SourceHOV LLC	—	(473)	—	(473)

	Year Ended September 30, 2015
Portfolio Company	Realized (Loss) Gain	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
FedCap Partners, LLC	—	(507)	—	(507)
North American Aircraft Services, LLC	1,578	—	(2,216)	(638)
WadeCo Specialties, Inc.	—	(818)	—	(818)
Alloy Die Casting	—	(1,251)	—	(1,251)
Targus Group International, Inc.	—	(1,254)	—	(1,254)
Meridian Rack & Pinion, Inc.	—	(1,647)	—	(1,647)
B+T Group Acquisition Inc.	—	(1,934)	—	(1,934)
Francis Drilling Fluids, Ltd.	—	(2,575)	—	(2,575)
PLATO Learning, Inc.	—	(2,663)	—	(2,663)
Edge Adhesives Holdings, Inc.	—	(3,196)	6	(3,190)
Saunders & Associates	(8,884)	(3,255)	8,680	(3,459)
GFRC Holdings, LLC	(10,797)	(5,308)	10,483	(5,622)
RBC Acquisition Corp.	—	(7,647)	—	(7,647)
Other, net (<$250)	750	(985)	(226)	(461)

Total:	$(33,666)	$(10,953)	$34,600	$(10,019)

The largest driver of our net unrealized appreciation for the year ended September 30, 2015 was the reversal of an aggregate of $34.6 million in cumulative unrealized depreciation primarily related to the sales of Midwest Metal, Sunburst, Saunders, and the restructure of GFRC. Net unrealized appreciation was also driven by an increase in performance on Funko of $11.5 million. This appreciation was offset by decreases in comparable multiples used in valuations and a decline in the financial and operational performance of GFRC and RBC Acquisition Corp. (“RBC”), resulting in $5.4 million and $7.6 million, respectively, of net unrealized depreciation during the year.

As of September 30, 2016, the fair value of our investment portfolio was less than its cost basis by approximately $59.7 million and our entire investment portfolio was valued at 84.4% of cost, as compared to cumulative net unrealized depreciation of $44.4 million and a valuation of our entire portfolio at 89.2% of cost as of September 30, 2015. This increase year over year in the cumulative unrealized depreciation on investments represents net unrealized depreciation of $15.3 million for the year ended September 30, 2016.

The cumulative net unrealized depreciation of our investments does not have an impact on our current ability to pay distributions to stockholders; however, it may be an indication of future realized losses, which could ultimately reduce our income available for distribution to stockholders.

Net Unrealized (Appreciation) Depreciation of Other

During the year ended September 30, 2016, we reversed $0.1 million of unrealized depreciation related to the expiration of our interest rate cap agreement in January 2016. During year ended September 30, 2015, we recorded $1.3 million of net unrealized depreciation on our Credit Facility recorded at fair value whereas no such amounts were incurred in the current period.

Comparison of the Year Ended September 30, 2015 to the Year Ended September 30, 2014

	For the Year Ended September 30,
	2015	2014	$ Change	% Change
INVESTMENT INCOME
Interest income	$34,895	$32,170	$2,725	8.5%
Other income	3,163	4,415	(1,252)	(28.4)

Total investment income	38,058	36,585	1,473	4.0

EXPENSES
Base management fee	6,888	5,864	1,024	17.5
Loan servicing fee	3,816	3,503	313	8.9
Incentive fee	4,083	4,297	(214)	(5.0)
Administration fee	1,033	853	180	21.1
Interest expense on borrowings	3,828	2,628	1,200	45.7
Dividend expense on mandatorily redeemable preferred stock	4,116	3,338	778	23.3
Amortization of deferred financing fees	1,106	1,247	(141)	(11.3)
Other expenses	2,188	2,084	104	5.0

Expenses, before credits from Adviser	27,058	23,814	3,244	13.6
Credit to base management fee—loan servicing fee	(3,816)	(3,503)	(313)	(8.9)
Credit to fees from Adviser—other	(2,884)	(2,094)	(790)	(37.7)

Total expenses, net of credits	20,358	18,217	2,141	11.8

NET INVESTMENT INCOME	17,700	18,368	(668)	(3.6)

NET REALIZED AND UNREALIZED (LOSS) GAIN
Net realized loss on investments	(33,666)	(12,163)	(21,503)	(176.8)
Net realized loss on other	(510)	50	(560)	(1,120.0)
Extinguishment of debt	—	(1,297)	1,297	100.0
Net unrealized appreciation of investments	23,647	7,389	16,258	220.0
Net unrealized appreciation (depreciation) of other	1,313	(1,114)	2,427	217.9

Net loss from investments and other	(9,216)	(7,135)	(2,081)	(29.2)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,484	$11,233	$(2,749)	(24.5)

PER BASIC AND DILUTED COMMON SHARE
Net investment income	$0.84	$0.87	$(0.03)	(3.4)

Net increase in net assets resulting from operations	$0.40	$0.53	$(0.13)	(24.5)

NM = Not Meaningful

Investment Income

Total interest income increased by 8.5% for the year ended September 30, 2015, as compared to the prior year period. This increase was due primarily to the funding of several new investments during the period, partially offset by several early payoffs at par during the prior year. The level of interest income on our investments is directly related to the principal balance of our interest-bearing investment portfolio outstanding during the year, multiplied by the weighted average yield. The weighted average principal balance of our interest-bearing investment portfolio during the year ended September 30, 2015, was $319.1 million, compared to $280.4 million for the prior year, an increase of $38.7 million, or 13.8%. The weighted average yield on our interest-bearing investments, which is based on the current stated interest rate on interest-bearing investments for the year ended September 30, 2015 was 10.9% compared to 11.5% for the year ended September 30, 2014, inclusive of any allowances on interest receivables made during those periods.

As of September 30, 2015, two portfolio companies, Sunshine Media Holdings and Heartland, were either fully or partially on non-accrual status, with an aggregate debt cost basis of approximately $26.4 million, or 7.1% of the cost basis of all debt investments in our portfolio. During the quarter ended December 31, 2014, we sold our investment in Midwest Metal, which had been on non-accrual status. Effective January 1, 2015, we placed GFRC on non-accrual status and restored two tranches of Sunshine debt to accrual status and effective April 1, 2015, we placed Saunders on non-accrual status. During the quarter ended September 30, 2015, we sold our investment in Saunders, which was on non-accrual status and restructured our investment in GFRC and restored it to accrual status. As of September 30, 2014, three portfolio companies were on non-accrual status, with an aggregate debt cost basis of approximately $51.4 million, or 16.1%, of the cost basis of all debt investments in our portfolio. Effective January 1, 2014, we placed Heartland on non-accrual status and effective June 1, 2014 we placed Midwest Metal on non-accrual status. During the quarter ended December 31, 2013, we sold our investment in LocalTel, LLC (“LocalTel”), which had been on non-accrual status.

Other income decreased by 24.4% during the year ended September 30, 2015, as compared to the prior year. For the year ended September 30, 2015, other income consisted primarily of $1.9 million in success fees recognized, $0.9 million in dividend income, and $0.3 million in settlement fees. For the year ended September 30, 2014, other income consisted primarily of $2.4 million in success fees recognized, $1.1 million in dividend income, $0.4 million in prepayment fees and $0.4 million in settlement fees.

The following tables list the investment income for our five largest portfolio company investments at fair value during the respective years:

	As of September 30, 2015		Year Ended September 30, 2015
Portfolio Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
Funko, LLC	$26,814	7.3%	$1,385	3.6%
WadeCo Specialties, Inc.	21,920	6.0	1,896	5.0
RBC Acquisition Corp.	20,617	5.6	2,343	6.2
United Flexible, Inc.(A)	20,355	5.6	1,226	3.2
Francis Drilling Fluids, Ltd.	19,928	5.5	2,946	7.7

Subtotal—five largest investments	109,634	30.0	9,796	25.7
Other portfolio companies	256,257	70.0	28,257	74.3
Other non-portfolio company income	—	—	5	—

Total Investment Portfolio	$365,891	100.0%	$38,058	100.0%

	As of September 30, 2014		Year Ended September 30, 2014
Portfolio Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
RBC Acquisition Corp.	$28,283	10.1%	$2,879	7.9%
Francis Drilling Fluids, Ltd.	22,837	8.1	2,847	7.8
J. America, Inc.(A)	16,648	5.9	1,444	4.0
Funko, LLC	13,508	4.8	1,100	3.0
Defiance Integrated Technologies, Inc.	13,006	4.6	743	2.0

Subtotal—five largest investments	94,282	33.5	9,013	24.7
Other portfolio companies	187,004	66.5	27,557	75.3
Other non-portfolio company income	—	—	15	—

Total Investment Portfolio	$281,286	100.0%	$36,585	100.0%

(A)	New investment during applicable year.

Expenses

Expenses, net of credits from the Adviser, increased for the year ended September 30, 2015, by 11.8% as compared to the prior year. This increase was primarily due to increases in our net base management fees to the Advisor, interest expense on borrowings, and dividend expense on our mandatorily redeemable preferred stock, partially offset by a decrease in the net incentive fee to the Adviser.

Interest expense increased by $1.2 million, or 45.7%, during the year ended September 30, 2015, as compared to the prior year, primarily due to increased borrowings outstanding throughout the period on our Credit Facility. The weighted average balance outstanding on our Credit Facility during the year ended September 30, 2015, was approximately $92.5 million, as compared to $41.9 million in the prior year period, an increase of 120.9%. This was partially offset by lower average borrowing rates on our Credit Facility. The weighted average borrowing rate during the year ended September 30, 2015, was approximately 4.1% compared to 6.3% in the prior year period, a decrease of 34.9%.

The increase of $0.8 million, or 23.3%, in dividend expense on our mandatorily redeemable preferred stock during the year ended September 30, 2015, as compared to the prior year, was primarily due to the higher monthly distribution amount on our Series 2021 Term Preferred Stock, which was issued in May 2014, and which was partially offset by the voluntary redemption of our Series 2016 Term Preferred Stock, which was issued in November 2011 and redeemed in May 2014. Refer to “Liquidity and Capital Resources—Equity—Term Preferred Stock” for further discussion of our term preferred stock.

The increase of $0.4 million in the net base management fee earned by the Adviser during the year ended September 30, 2015, as compared to the prior year, was due primarily to an increase in the average total assets outstanding as a result of the net growth in our investment portfolio during the period. This was partially offset by a decrease in the annual base management fee from 2.0% to 1.75% effective July 1, 2015. The base management, loan servicing and incentive fees and associated unconditional, non-contractual, and irrevocable voluntary credits are computed quarterly, as described under “Investment Advisory and Management Agreement” and “Loan Servicing Fee Pursuant to Credit Agreement” in Note 4 of the notes to our accompanying Consolidated Financial Statements and are summarized in the following table:

	Year Ended September 30,
	2015	2014
Average total assets subject to base management fee(A)	$355,510	$293,200
Multiplied by annual base management fee of 1.75%—2.0%	1.75% - 2.0%	2.0%

Base management fee(B)	6,888	5,864
Portfolio fee credit	(1,399)	(797)
Senior syndicated loan fee credit	(118)	(117)

Net Base Management Fee	$5,371	$4,950

Loan servicing fee(B)	$3,816	$3,503
Credit to base management fee—loan servicing fee(B)	(3,816)	(3,503)

Net Loan Servicing Fee	$—	$—

Incentive fee(B)	$4,083	$4,297
Incentive fee credit	(1,367)	(1,180)

Net Incentive Fee	$2,716	$3,117

Portfolio fee credit	$(1,399)	$(797)
Senior syndicated loan fee credit	(118)	(117)
Incentive fee credit	(1,367)	(1,180)

Credit to Fees from Adviser—Other(B)	$(2,884)	$(2,094)

(A)	Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the four most recently completed quarters within the respective years and appropriately adjusted for any share issuances or repurchases during the applicable year.
(B)	Reflected, on a gross basis, as a line item on our accompanying Consolidated Statement of Operations located elsewhere in this Prospectus.

Realized Loss and Unrealized Appreciation

Net Realized Loss on Investments

For the year ended September 30, 2015, we recorded a net realized loss on investments of $33.7 million, which resulted primarily from the sales of Midwest Metal, Sunburst, Saunders and the restructure of GFRC for a combined realized loss of $34.1 million and net proceeds of $7.1 million. This realized loss was partially offset by the realized gain of $1.6 million we recognized on the early payoff of NAAS.

For the year ended September 30, 2014, we recorded a net realized loss on investments of $12.1 million, which primarily consisted of realized losses of $10.8 million due to our sale of LocalTel for proceeds contingent on an earn-out and $2.8 million due to our sale of BAS Broadcasting (“BAS”) for net proceeds of $4.7 million. Partially offsetting these realized losses, was the realized gain of $1.0 million we recognized on the exit of WP Evenflo Group Holdings, Inc. (“WP Evenflo”).

Realized Loss on Extinguishment of Debt

Realized loss on extinguishment of debt of $1.3 million for the year ended September 30, 2014, is comprised primarily of our unamortized deferred financing costs at the time of the voluntary redemption of our then existing Series 2016 Term Preferred Stock in May 2014.

Net Unrealized Appreciation of Investments

During the year ended September 30, 2015, we recorded net unrealized appreciation of investments in the aggregate amount of $23.6 million. The net realized (loss) gain and unrealized appreciation (depreciation) across our investments for the year ended September 30, 2015, were as follows:

	Year Ended September 30, 2015
Portfolio Company	Realized (Loss) Gain	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
Funko, LLC	$—	$11,451	$—	$11,451
Sunburst Media—Louisiana, LLC	(1,333)	2,130	2,295	3,092
Precision Acquisition Group Holdings, Inc.	—	2,831	—	2,831
Sunshine Media Holdings	—	1,861	—	1,861
Heartland Communications Group	—	1,123	—	1,123
Behrens Manufacturing, LLC	—	1,102	—	1,102
Ameriqual Group, LLC	—	1,063	—	1,063
Westland Technologies, Inc.	—	899	—	899
Midwest Metal Distribution, Inc.	(14,980)	—	15,578	598
Ashland Acquisitions, LLC	—	571	—	571
AG Transportation Holdings, LLC	—	516	—	516
New Trident Holdcorp, Inc.	—	(282)	—	(282)
Vertellus Specialties Inc.	—	(315)	—	(315)
LWO Acquisitions Company, LLC	—	(390)	—	(390)

	Year Ended September 30, 2015
Portfolio Company	Realized (Loss) Gain	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
SourceHOV LLC	—	(473)	—	(473)
FedCap Partners, LLC	—	(507)	—	(507)
North American Aircraft Services, LLC	1,578	—	(2,216)	(638)
WadeCo. Specialties, Inc.	—	(818)	—	(818)
Alloy Die Casting	—	(1,251)	—	(1,251)
Targus Group International, Inc.	—	(1,254)	—	(1,254)
Meridian Rack & Pinion, Inc.	—	(1,647)	—	(1,647)
B+T Group Acquisition Inc.	—	(1,934)	—	(1,934)
Francis Drilling Fluids, Ltd.	—	(2,575)	—	(2,575)
PLATO Learning, Inc.	—	(2,663)	—	(2,663)
Edge Adhesives Holdings, Inc.	—	(3,196)	6	(3,190)
Saunders & Associates	(8,884)	(3,255)	8,680	(3,459)
GFRC Holdings, LLC	(10,797)	(5,308)	10,483	(5,622)
RBC Acquisition Corp.	—	(7,647)	—	(7,647)
Other, net (<$250)	240	(985)	(226)	(971)

Total:	$(34,176)	$(10,953)	$34,600	$(10,529)

The largest driver of our net unrealized appreciation for the year ended September 30, 2015 was the reversal of an aggregate of $34.6 million in cumulative unrealized depreciation primarily related to the sales of Midwest Metal, Sunburst, and Saunders, and the restructure of GFRC. Net unrealized appreciation was also driven by an increase in performance on Funko LLC of $11.5 million. This appreciation was offset by decreases in comparable multiples used in valuations and a decline in the financial and operational performance of GFRC and RBC, resulting in $5.3 million and $7.6 million, respectively, of net unrealized depreciation during the year.

During the year ended September 30, 2014, we recorded net unrealized appreciation of investments in the aggregate amount of $7.4 million. The net realized gain (loss) and unrealized appreciation (depreciation) across our investments for the year ended September 30, 2014, were as follows:

	Year Ended September 30, 2014
Portfolio Company	Realized (Loss) Gain	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
Defiance Integrated Technologies, Inc.	$—	$4,594	$—	$4,594
BAS Broadcasting	(2,765)	187	6,905	4,327
Funko, LLC	—	4,162	—	4,162
Legend Communications of Wyoming, LLC	—	2,729	—	2,729
International Junior Golf Training Acquisition Company	—	(6)	2,261	2,255
Sunshine Media Holdings	—	1,955	—	1,955
North American Aircraft Services, LLC	—	1,755	—	1,755
Francis Drilling Fluids, Ltd.	—	1,186	—	1,186
WP Evenflo Group Holdings, Inc.	988	1,105	(1,002)	1,091
Sunburst Media—Louisiana, LLC	—	974	—	974
Edge Adhesives Holdings, Inc.	—	579	—	579
Westland Technologies, Inc.	—	405	—	405
J. America, Inc.	—	(352)	—	(352)
LocalTel, LLC	(10,768)	—	10,218	(550)

	Year Ended September 30, 2014
Portfolio Company	Realized (Loss) Gain	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
Alloy Die Casting Co.	—	(643)	—	(643)
Lindmark Acquisition, LLC	—	(827)	—	(827)
FedCap Partners, LLC	—	(827)	—	(827)
Ameriqual Group, LLC	—	(838)	—	(838)
Saunders and Associates	—	(3,945)	—	(3,945)
Precision Acquisition Group Holdings, Inc.	—	(4,601)	—	(4,601)
RBC Acquisition Corp.	—	(5,330)	—	(5,330)
Midwest Metal Distribution, Inc.	—	(12,892)	—	(12,892)
Other, net (<$250)	432	43	(406)	69

Total:	$(12,113)	$(10,587)	$17,976	$(4,724)

The largest driver of our net unrealized appreciation for the year ended September 30, 2014 was the reversal of an aggregate of $18.0 million in cumulative unrealized depreciation primarily related to the repayment of principal in full at par on International Junior Golf Training Acquisition Company and the sales of BAS and LocalTel during the fiscal year. Net unrealized appreciation was also driven by an increase in performance on Defiance of $4.6 million and Funko LLC of $4.2 million. This appreciation was offset by decreases in comparable multiples used in valuations and a decline in the financial and operational performance of Midwest Metal and RBC, resulting in $12.9 million and $5.3 million, respectively, of net unrealized depreciation during the year

As of September 30, 2015, the fair value of our investment portfolio was less than its cost basis by approximately $44.4 million and our entire investment portfolio was valued at 89.2% of cost, as compared to cumulative net unrealized depreciation of $68.0 million and a valuation of our entire portfolio at 80.5% of cost as of September 30, 2014.

Net Unrealized (Appreciation) Depreciation of Other

During year ended September 30, 2015, we recorded $1.3 million of net unrealized depreciation on our Credit Facility recorded at fair value compared to net unrealized appreciation of $1.1 million for the year ended September 30, 2014.

LIQUIDITY AND CAPITAL RESOURCES

Operating Activities

Our cash flows from operating activities are primarily generated from the interest payments on debt securities that we receive from our portfolio companies, as well as net proceeds received through repayments or sales of our investments. We utilize this cash primarily to fund new investments, make interest payments on our Credit Facility, make distributions to our stockholders, pay management fees to the Adviser, and for other operating expenses. Net cash provided by operating activities for the year ended September 30, 2016 was $60.0 million as compared to net cash used in operating activities of $74.5 million for the year ended September 30, 2015. The change was primarily due to the decrease in purchases of investments and an increase in repayments on investments during the year ended September 30, 2016. For the year ended September 30, 2014, net cash provided by operating activities was $0.5 million, which was primarily driven by principal repayments during fiscal year 2014.

As of September 30, 2016, we had loans to, syndicated participations in or equity investments in 45 private companies, with an aggregate cost basis of approximately $381.8 million. As of September 30, 2015, we had loans to, syndicated participations in or equity investments in 48 private companies, with an aggregate cost basis of approximately $410.2 million.

The following table summarizes our total portfolio investment activity during the years ended September 30, 2016 and 2015:

	Year Ended September 30,
	2016	2015
Beginning investment portfolio, at fair value	$365,891	$281,286
New investments	79,401	102,299
Disbursements to existing portfolio companies	10,145	33,824
Scheduled principal repayments	(1,934)	(1,182)
Unscheduled principal repayments	(107,293)	(12,559)
Net proceeds from sales of investments	(21,438)	(28,602)
Net unrealized depreciation of investments	(9,824)	(10,953)
Reversal of prior period net depreciation of investments on realization	(5,510)	34,600
Net realized gain (loss) on investments	7,216	(33,666)
Increase in investment balance due to PIK interest(A)	5,002	665
Cost adjustments on non-accrual loans	388	328
Net change in premiums, discounts and amortization	70	(149)

Ending Investment Portfolio, at Fair Value	$322,114	$365,891

(A)	PIK interest is a non-cash source of income and is calculated at the contractual rate stated in a loan agreement and added to the principal balance of a loan.

The following table summarizes the contractual principal repayment and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, at September 30, 2016.

Year Ending September 30,	Amount(A)
2017	$40,128
2018	61,830
2019	48,068
2020	83,486
Thereafter	111,229

Total contractual repayments	$344,741
Equity investments	37,571
Adjustments to cost basis on debt investments	(511)

Investment Portfolio as of September 30, 2016, at Cost:	$381,801

(A)	Subsequent to September 30, 2016, two debt investments with aggregate principal balances maturing during each of the years ending September 30, 2017, September 30, 2018, September 30, 2019 and September 30, 2020, of $18.4 million, $7.7 Million, $7.0 million and $2.0 million, respectively, were repaid at par.

Financing Activities

Net cash used in financing activities for the year ended September 30, 2016 was $57.7 million, which consisted primarily of $56.0 million in net repayments on our Credit Facility and $19.5 million in distributions to common stockholders, partially offset by $19.7 million in proceeds from the issuance of common stock, net of underwriting costs.

Net cash provided by financing activities for the year ended September 30, 2015 of $72.0 million consisted primarily of $90.6 million in net borrowings on our Credit Facility offset by $17.7 million in distributions to common stockholders.

Net cash used in financing activities for the year ended September 30, 2014 of $8.1 million consisted primarily of $17.6 million in distributions to common stockholders and $10.2 million in net repayments on our Credit Facility. These financing activities were partially offset by the gross proceeds of $61.0 million from the issuance of our Series 2021 Term Preferred Stock, net of the voluntary redemption of $38.5 million of the then existing Series 2016 Term Preferred Stock in May 2014.

Distributions to Stockholders

Common Stock Distributions

To qualify to be taxed as a RIC and thus avoid corporate level federal income tax on the income we distribute to our stockholders, we are required to distribute to our stockholders on an annual basis at least 90.0% of our investment company taxable income. Additionally, our Credit Facility has a covenant that generally restricts the amount of distributions to stockholders that we can pay out to be no greater than our aggregate net investment income and capital gains in each fiscal year. In accordance with these requirements, we paid monthly cash distributions of $0.07 per common share for each month during the years ended September 30, 2016, 2015 and 2014, which totaled an aggregate of $19.5 million, $17.7 million and $17.6 million, respectively. In October 2016, our Board of Directors declared a monthly distribution of $0.07 per common share for each of October, November and December 2016. Our Board of Directors declared these distributions to our stockholders based on our estimates of our investment company taxable income for the fiscal year ending September 30, 2017.

From inception through September 30, 2016, we have paid 164 either monthly or quarterly consecutive distributions to common stockholders totaling approximately $276.3 million or $16.06 per share.

For the year ended September 30, 2016, our current and accumulated earnings and profits (after taking into account mandatorily redeemable preferred stock dividends) exceeded distributions declared and paid, and, in accordance with Section 855(a) of the Code, we elected to treat $5.5 million of the first common distributions paid in fiscal year 2017 as having been paid in the respective prior year. For the year ended September 30, 2015, our current and accumulated earnings and profits (after taking into account mandatorily redeemable preferred stock dividends) exceeded distributions declared and paid, and, in accordance with Section 855(a) of the Code, we elected to treat $1.7 million of the first common distributions paid in fiscal year 2016 as having been paid in the respective prior year. For the year ended September 30, 2014, common stockholder distributions to be declared and paid exceeded our current and accumulated earnings and profits (after taking into account mandatorily redeemable preferred stock dividends), which resulted in an estimated partial return of capital of approximately $15.2 million. The returns of capital primarily resulted from GAAP realized losses being recognized as ordinary losses for federal income tax purposes.

Preferred Stock Dividends

We paid monthly cash dividends of $0.140625 per share of our Series 2021 Term Preferred Stock for each month during the years ended September 30, 2016 and 2015, which totaled an aggregate of $4.1 million during each of the years ended September 30, 2016 and 2015. During the year ended September 30, 2014 we paid monthly cash dividends of $0.1484375 per share of our Series 2016 Term Preferred Stock for each of the nine months from October 2013 through May 2014, which totaled an aggregate of $2.3 million. In May 2014, our Board of Directors declared, and we paid, a combined May and June 2014 cash distribution of $0.1968750 per share of our

Series 2021 Term Preferred Stock. This covered a prorated portion of May 2014 from the time the stock was issued and outstanding and the full month of June 2014. We paid a monthly dividends of $0.140625 per share of Series 2021 Term Preferred Stock for each of July, August and September 2014. In October 2016, our Board of Directors declared a monthly dividend of $0.140625 per share of Series 2021 Term Preferred Stock for each of October, November and December 2016.

For federal income tax purposes, dividends paid by us to preferred stockholders generally constitute ordinary income to the extent of our current and accumulated earnings and profits and have been characterized as ordinary income to our preferred stockholders since our Series 2016 Term Preferred Stock was issued in November 2011. We anticipate the same characterization for our Series 2021 Term Preferred Stock issued in May 2014.

Equity

Registration Statement

We filed a universal shelf registration statement (our “Registration Statement”) on Form N-2 (File No. 333-208637) with the SEC on December 18, 2015, and subsequently filed Pre-Effective Amendment No. 1 on March 17, 2016 and Pre-Effective Amendment No. 2 on March 29, 2016, which the SEC declared effective on March 29, 2016. Our Registration Statement registered an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common stock, preferred stock or debt securities. After the common stock offering in October 2016, we currently have the ability to issue up to $282.7 million in securities under the registration statement.

Common Stock

Pursuant to our prior registration statement, on February 27, 2015, we entered into equity distribution agreements (commonly referred to as “at-the-market agreements” or the “Sales Agreements”) with KeyBanc Capital Markets Inc. and Cantor Fitzgerald & Co., each a “Sales Agent,” under which we may issue and sell, from time to time, through the Sales Agents, up to an aggregate offering price of $50.0 million shares of our common stock. During the year ended September 30, 2015, we sold an aggregate of 131,462 shares of our common stock under the Sales Agreements for net proceeds, net of underwriter’s commissions and other offering expenses borne by us, of approximately $1.0 million. We did not sell any shares under the Sales Agreements during the year ended September 30, 2016.

Also pursuant to our prior Registration Statement, on October 27, 2015, we completed a public offering of 2.0 million shares of our common stock at a public offering price of $8.55 per share. Gross proceeds totaled $17.1 million and net proceeds, after deducting underwriting discounts and offering expenses borne by us, were approximately $16.0 million, which was used to repay borrowings under our Credit Facility. In connection with the offering, in November 2015, the underwriters exercised their option to purchase an additional 300,000 shares at the public offering price to cover over-allotments, which resulted in additional gross proceeds of $2.6 million and net proceeds, after deducting underwriting discounts and offering expenses borne by us, were approximately $2.4 million.

In January 2016, our Board of Directors authorized a share repurchase program for up to an aggregate of $7.5 million of the Company’s common stock. The termination date for the program is the earlier of repurchasing the total authorized amount of $7.5 million or January 31, 2017. During the twelve months ended September 30, 2016, we repurchased 87,200 shares of our common stock at an average share price of $6.53, resulting in gross purchases of $0.6 million.

Pursuant to our current Registration Statement, on October 26, 2016, we completed a public offering of 2.0 million shares of our common stock at a public offering price of $7.98 per share. Gross proceeds totaled $16.0 million and net proceeds, after deducting underwriting discounts and offering expenses borne by us, were approximately $15.1 million. In connection with this offering, in November 2016, the underwriters partially exercised their overallotment option to purchase an additional 173,444 shares of our common stock, which resulted in additional gross proceeds of $1.4 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were approximately $1.3 million.

We anticipate issuing equity securities to obtain additional capital in the future. However, we cannot determine the terms of any future equity issuances or whether we will be able to issue equity on terms favorable to us, or at all. To the extent that our common stock continues to trade at a market price below our NAV per share, we will generally be precluded from raising equity capital through public offerings of our common stock, other than pursuant to stockholder and independent director approval or a rights offering to existing common stockholders.

We are not requesting that our stockholders approve the Company’s ability to issue shares of common stock at a price below NAV at the Company’s 2017 Annual Meeting of Stockholders to be held in February. Should we decide to issue shares of common stock at a price below NAV in the future, we will seek the requisite approval of our stockholders.

At our Annual Meeting of Stockholders held on February 11, 2016, our stockholders approved a proposal authorizing us to sell shares of our common stock at a price below our then current NAV per share subject to certain limitations (including, but not limited to, that the number of shares issued and sold pursuant to such authority does not exceed 25.0% of our then outstanding common stock immediately prior to each such sale) for a period of one year from the date of approval, provided that our Board of Directors makes certain determinations prior to any such sale.

Term Preferred Stock

Pursuant to our prior registration statement, in May 2014, we completed a public offering of approximately 2.4 million shares of our Series 2021 Term Preferred Stock, par value $0.001 per share, at a public offering price of $25.00 per share and a 6.75% rate. Gross proceeds totaled $61.0 million and net proceeds, after deducting underwriting discounts, commissions and offering expenses borne by us, were $58.5 million, a portion of which was used to voluntarily redeem all 1.5 million outstanding shares of our then existing 7.125% Series 2016 Term Preferred Stock, par value $0.001 per share, and the remainder was used to repay a portion of outstanding borrowings under our Credit Facility.

Our Series 2021 Term Preferred Stock is not convertible into our common stock or any other security and provides for a fixed dividend rate equal to 6.75% per year, payable monthly (which equates in total to approximately $4.1 million per year). We are required to redeem all of the outstanding Series 2021 Term Preferred Stock on June 30, 2021 for cash at a redemption price equal to $25.00 per share plus an amount equal to all unpaid dividends and distributions on such share accumulated to (but excluding) the date of redemption (the “Redemption Price”). We may additionally be required to mandatorily redeem some or all of the shares of our Series 2021 Term Preferred Stock early, at the Redemption Price, in the event of the following: (1) upon the occurrence of certain events that would constitute a change in control, and (2) if we fail to maintain an asset coverage ratio of at least 200% on our “senior securities that are stock” (which, currently is only the Series 2021 Term Preferred Stock) and the failure remains for a period of 30 days following the filing date of our next SEC quarterly or annual report. We may also voluntarily redeem all or a portion of the Series 2021 Term Preferred Stock at our option at the Redemption Price at any time on or after June 30, 2017. The asset coverage on our “senior securities that are stock” (thus, our Series 2021 Term Preferred Stock) as of September 30, 2016 was 249.5%.

If we fail to redeem our Series 2021 Term Preferred Stock pursuant to the mandatory redemption required on June 30, 2021, or in any other circumstance in which we are required to mandatorily redeem our Series 2021 Term Preferred Stock, then the fixed dividend rate will increase by 4.0% for so long as such failure continues. As of September 30, 2016, we have not redeemed, nor have we been required to redeem, any shares of our outstanding Series 2021 Term Preferred Stock.

Revolving Credit Facility

On May 1, 2015, we, through Business Loan, entered into a Fifth Amended and Restated Credit Agreement with KeyBank, as administrative agent, lead arranger and a lender, which increased the commitment amount of our Credit Facility from $137.0 million to $140.0 million, extended the revolving period end date by three years to January 19, 2019, decreased the marginal interest rate added to 30-day LIBOR from 3.75% to 3.25% per annum, set the unused commitment fee at 0.50% on all undrawn amounts, expanded the scope of eligible collateral, and amended other terms and conditions to among other items. If our Credit Facility is not renewed or extended by January 19, 2019, all principal and interest will be due and payable on or before April 19, 2020. Subject to certain terms and conditions, our Credit Facility may be expanded up to a total of $250.0 million through additional commitments of new or existing lenders. We incurred fees of approximately $1.1 million in connection with this amendment, which are being amortized through our Credit Facility’s revolving period end date of January 19, 2019. On June 19, 2015, we through Business Loan, entered into certain joinder and assignment agreements with three new lenders to increase borrowing capacity on our Credit Facility by $30.0 million to $170.0 million. We incurred fees of approximately $0.6 million in connection with this expansion, which are being amortized through our Credit Facility’s revolving period end date of January 19, 2019.

On October 9, 2016 and August 18, 2016, we entered into Amendments No. 1 and 2 to our Credit Facility, respectively, each of which clarified various constraints on available borrowings.

Interest is payable monthly during the term of our Credit Facility. Available borrowings are subject to various constraints imposed under our Credit Facility, based on the aggregate loan balance pledged by Business Loan, which varies as loans are added and repaid, regardless of whether such repayments are prepayments or made as contractually required. Our Credit Facility also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with KeyBank and with The Bank of New York Mellon Trust Company, N.A. as custodian. KeyBank, which also serves as the trustee of the account, generally remits the collected funds to us once a month.

Our Credit Facility contains covenants that require Business Loan to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions), and restrict material changes to our credit and collection policies without the lenders’ consents. Our Credit Facility generally limits distributions to our stockholders on a fiscal year basis to the sum of our net investment income, net capital gains and amounts deemed to have been paid during the prior year in accordance with Section 855(a) of the Code. Business Loan is also subject to certain limitations on the type of loan investments it can apply as collateral towards the borrowing base to receive additional borrowing availability under our Credit Facility, including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, portfolio company leverage and lien property. Our Credit Facility further requires Business Loan to comply with other financial and operational covenants, which obligate Business Loan to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum number of 20 obligors required in the borrowing base. Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth (defined in our Credit Facility to include our mandatorily redeemable preferred stock) of $205.0 million plus 50% of all equity and subordinated debt raised after May 1, 2015 less 50% of any equity and subordinated debt retired or redeemed after May 1, 2015, which equates to $214.5 million as of September 30, 2016, (ii) asset coverage with respect to “senior securities representing indebtedness” of at least 200%, in accordance with Section 18 of the 1940 Act and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code.

As of September 30, 2016, and as defined in the performance guaranty of our Credit Facility, we had a net worth of $260.7 million, asset coverage on our “senior securities representing indebtedness” of 462.3% and an active status as a BDC and RIC. In addition, we had 33 obligors in our Credit Facility’s borrowing base as of September 30, 2016. As of September 30, 2016, we were in compliance with all of our Credit Facility covenants.

Refer to Note 5—Borrowings of the notes to our accompanying Consolidated Financial Statements included elsewhere in this Prospectus for additional information regarding our Credit Facility.

Pursuant to the terms under our Credit Facility, in July 2013, we, through Business Loan, entered into an interest rate cap agreement with KeyBank, effective July 9, 2013, for a notional amount of $35.0 million. We incurred a premium fee of $62 in conjunction with this agreement. The interest rate cap agreement, which expired January 2016, effectively limited the interest rate on a portion of the borrowings pursuant to the terms of our Credit Facility.

Off-Balance Sheet Arrangements

We generally recognize success fee income only when the payment has been received. As of September 30, 2016 and September 30, 2015, we had off-balance sheet success fee receivables on our accruing debt investments of $3.4 million and $7.7 million (or approximately $0.14 per common share and $0.37 per common share), respectively, that would be owed to us based on our current portfolio if fully paid off. Consistent with GAAP, we have not recognized our success fee receivable on our balance sheet or income statement. Due to our success fees’ contingent nature, there are no guarantees that we will be able to collect all of these success fees or know the timing of such collections.

Contractual Obligations

We have lines of credit, a delayed draw term loan, and an uncalled capital commitment with certain of our portfolio companies that have not been fully drawn. Since these commitments have expiration dates and we expect many will never be fully drawn, the total commitment amounts do not necessarily represent future cash requirements. We estimate the fair value of the combined unused lines of credit, the unused delayed draw term loan and the uncalled capital commitment as of September 30, 2016 and September 30, 2015 to be immaterial.

The following table shows our contractual obligations as of September 30, 2016, at cost:

	Payments Due by Period
Contractual Obligations(A)	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years	Total
Credit Facility(B)	$—	$71,300	$—	$—	$71,300
Mandatorily Redeemable Preferred Stock	—	—	61,000	—	61,000
Interest expense on debt obligations(C)	7,347	16,659	3,088	—	27,094

Total	$7,347	$87,959	$64,088	$—	$159,394

(A)	Excludes our unused line of credit commitments, an unused delayed draw term loan and uncalled capital commitments to our portfolio companies in an aggregate amount of $9.7 million, at cost, as of September 30, 2016.
(B)	Principal balance of borrowings outstanding under our Credit Facility, based on the current contractual revolver period end date to the revolving nature of the facility.
(C)	Includes estimated interest payments on our Credit Facility and dividend obligations on our Series 2021 Term Preferred Stock. The amount of interest expense calculated for purposes of this table was based upon rates and balances as of September 30, 2016. Dividend payments on our Series 2021 Term Preferred Stock assume quarterly dividend declarations and monthly dividend distributions through the date of mandatory redemption.

CRITICAL ACCOUNTING POLICIES

The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported consolidated amounts of assets and liabilities, including disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ materially from those estimates under different assumptions or conditions. We have identified our investment valuation policy (which has been approved by our Board of Directors) (the “Policy”) as our most critical accounting policy.

Investment Valuation

Fair value measurements of our investments may involve subjective judgments and estimates and due to the inherent uncertainty of determining these fair values, the fair value of our investments may fluctuate from period to period. Additionally, changes in the market environment and other events that may occur over the life of the investment may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. Refer to Note 2—Summary of Significant Accounting Policies and Note 3—Investments in the notes to our accompanying Consolidated Financial Statements included elsewhere in this Prospectus for additional information regarding fair value measurements.

Credit Monitoring and Risk Rating

The Adviser monitors a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance and, in some instances, used as inputs in our valuation techniques. Generally, we, through the Adviser, participate in periodic board meetings of our portfolio companies in which we hold board seats and also require them to provide annual audited and monthly unaudited financial statements. Using these statements or comparable information and board discussions, the Adviser calculates and evaluates certain credit statistics.

The Adviser risk rates all of our investments in debt securities. The Adviser does not risk rate our equity securities. For syndicated loans that have been rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”) (as defined in Rule 2a-7 under the 1940 Act), the Adviser generally uses the average of two corporate level NRSRO’s risk ratings for such security. For all other debt securities, the Adviser uses a proprietary risk rating system. While the Adviser seeks to mirror the NRSRO systems, we cannot provide any assurance that the Adviser’s risk rating system will provide the same risk rating as an NRSRO for these securities. The Adviser’s risk rating system is used to estimate the probability of default on debt securities and the expected loss if there is a default. The Adviser’s risk rating system uses a scale of 0 to >10, with >10 being the lowest probability of default. It is the Adviser’s understanding that most debt securities of medium-sized companies do not exceed the grade of BBB on an NRSRO scale, so there would be no debt securities in the middle market that would meet the definition of AAA, AA or A. Therefore, the Adviser’s scale begins with the designation >10 as the best risk rating which may be equivalent to a BBB from an NRSRO; however, no assurance can be given that a >10 on the Adviser’s scale is equal to a BBB or Baa2 on an NRSRO scale. The Adviser’s risk rating system covers both qualitative and quantitative aspects of the business and the securities we hold. During the quarter ended June 30, 2014, we modified our risk rating model to incorporate additional factors in our qualitative and quantitative analysis. While the overall process did not change, we believe the additional factors enhance the quality of the risk ratings of our investments. No adjustments were made to prior periods as a result of this modification.

The following table reflects risk ratings for all proprietary loans in our portfolio at September 30, 2016 and 2015, representing approximately 90.0% and 84.1%, respectively, of the principal balance of all debt investments in our portfolio at the end of each fiscal year:

	As of September 30,
Rating	2016	2015
Highest	8.0	8.0
Average	5.3	5.9
Weighted Average	5.3	6.0
Lowest	1.0	4.0

The following table reflects the risk ratings for all syndicated loans in our portfolio that were rated by an NRSRO at September 30, 2016 and 2015, representing approximately 7.3% and 10.8%, respectively, of the principal balance of all debt investments in our portfolio at the end of each fiscal year:

	As of September 30,
Rating	2016	2015
Highest	5.0	6.0
Average	3.9	4.8
Weighted Average	4.0	4.9
Lowest	2.0	3.0

The following table reflects the risk ratings for all syndicated loans in our portfolio that were not rated by an NRSRO at September 30, 2016 and 2015, representing approximately 2.7% and 5.1%, respectively, of the principal balance of all debt investments in our portfolio at the end of each fiscal year:

	As of September 30,
Rating	2016	2015
Highest	5.0	6.0
Average	4.0	4.8
Weighted Average	3.5	4.3
Lowest	3.0	3.0

Tax Status

We intend to continue to maintain our qualification as a RIC under Subchapter M of the Code for federal income tax purposes and also to limit certain federal excise taxes imposed on RICs. Refer to Note 10—Federal and State Income Taxes in the notes to our accompanying Consolidated Financial Statements included elsewhere in this Prospectus for additional information regarding our tax status.

Revenue Recognition

Interest Income Recognition

Interest income, including the amortization of premiums, acquisition costs and amendment fees, the accretion of OID, and PIK interest, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due or if our qualitative assessment indicates that the debtor is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan for financial reporting purposes until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, we remain contractually entitled to this interest.

Other Income Recognition

We generally record success fees upon receipt of cash. Success fees are contractually due upon a change of control in a portfolio company, typically from an exit or sale. Dividend income on equity investments is accrued to the extent that such amounts are expected to be collected and if we have the option to collect such amounts in cash. We generally record prepayment fees upon receipt of cash. Prepayment fees are contractually due at the time of an investment’s exit, based on the prepayment fee schedule. Success fees, prepayment fees and dividend income are all recorded in other income in our accompanying Consolidated Statements of Operations.

Refer to Note 2—Summary of Significant Accounting Policies in the notes to our accompanying Consolidated Financial Statements included elsewhere in this Prospectus for additional information regarding revenue recognition.

Recent Accounting Pronouncements

Refer to Note 2—Summary of Significant Accounting Policies in the notes to our accompanying Consolidated Financial Statements included elsewhere in this Prospectus for a description and our application of recent accounting pronouncements.

Quantitative and Qualitative Disclosures About Market Risk (Dollar Amounts in Thousands, Unless Otherwise Indicated)

Market risk includes risks that arise from changes in interest rates, foreign currency exchange rates, commodity prices, equity prices and other market changes that affect market sensitive instruments. The prices of securities held by us may decline in response to certain events, including those directly involving the companies whose securities are owned by us; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and interest rate fluctuations.

The primary risk we believe we are exposed to is interest rate risk. Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. We use a combination of debt and equity capital to finance our investing activities. We may use interest rate risk management techniques from time to time to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

All of our variable-rate loans have rates generally associated with either the current LIBOR or prime rate. As of September 30, 2016, our portfolio consisted of the following:

Variable rates with a LIBOR or prime rate floor	85.6%
Fixed rates	14.4

total	100.0%

To illustrate the potential impact of changes in market interest rates on our net increase in net assets resulting from operations, we have performed the following hypothetical analysis, which assumes that our balance sheet and contractual interest rates remain constant as of September 30, 2016 and no further actions are taken to alter our existing interest rate sensitivity.

Basis Point Change(A)	Increase in Interest Income	Increase (Decrease) in Interest Expense	Net Increase (Decrease) in Net Assets Resulting from Operations
Up 300 basis points	$5,670	$2,139	$3,531
Up 200 basis points	3,211	1,426	1,785
Up 100 basis points	1,074	713	361
Down 52 basis points	4	(373)	(377)

(A)	As of September 30, 2016, our effective average LIBOR was 0.52%, therefore, the largest decrease in basis points that could occur was 52 basis points.

Although management believes that this analysis is indicative of our existing interest rate sensitivity, it does not adjust for potential changes in credit quality, size and composition of our loan portfolio on the balance sheet and other business developments that could affect net increase (decrease) in net assets resulting from operations. Accordingly, actual results could differ significantly from those in the hypothetical analysis in the table above.

We may also experience risk associated with investing in securities of companies with foreign operations. Some of our portfolio companies have operations located outside the U.S. These risks include, but are not limited to, fluctuations in foreign currency exchange rates, imposition of foreign taxes, changes in exportation regulations and political and social instability.

SENIOR SECURITIES

Information about our senior securities is shown in the following table for the audited periods as of September 30, 2016, 2015, 2014, 2013, 2012, 2011, 2010, 2009, 2008, and 2007. The information has been derived from our audited financial statement for each respective period, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on the senior securities table as of September 30, 2016 is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding(1)	Asset Coverage per Unit(2)		Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Revolving Credit Facilities
September 30, 2016	$71,300,000		$4,623	$—	N/A
September 30, 2015	127,300,000		2,946	—	N/A
September 30, 2014	36,700,000		3,054	—	N/A
September 30, 2013	46,900,000		3,410	—	N/A
September 30, 2012	58,800,000		2,296	—	N/A
September 30, 2011	99,400,000		3,150	—	N/A
September 30, 2010	16,800,000		14,187	—	N/A
September 30, 2009	83,000,000		3,963	—	N/A
September 30, 2008	151,030,000		2,792	—	N/A
September 30, 2007	144,440,000		2,524	—	N/A
Series 2016 Term Preferred Stock(5)
September 30, 2016	—		N/A	—	N/A
September 30, 2015	—		N/A	—	N/A
September 30, 2014	—		N/A	—	N/A
September 30, 2013	$38,497,050		$3,410	$25.00	$25.49
September 30, 2012	38,497,050		2,963	25.00	25.55
September 30, 2011	—		N/A	—	N/A
September 30, 2010	—		N/A	—	N/A
September 30, 2009	—		N/A	—	N/A
September 30, 2008	—		N/A	—	N/A
September 30, 2007	—		N/A	—	N/A
Series 2021 Term Preferred Stock(6)
September 30, 2016	$61,000,000	$	$2,495	$25.00	$25.55
September 30, 2015	61,000,000		1,993	25.00	25.02
September 30, 2014	61,000,000		3,054	25.00	24.45
September 30, 2013	—		N/A	—	N/A
September 30, 2012	—		N/A	—	N/A
September 30, 2011	—		N/A	—	N/A
September 30, 2010	—		N/A	—	N/A
September 30, 2009	—		N/A	—	N/A
September 30, 2008	—		N/A	—	N/A
September 30, 2007	—		N/A	—	N/A
Repurchase Agreements
September 30, 2016	$—		N/A	$—	N/A
September 30, 2015	—		N/A	—	N/A
September 30, 2014	—		N/A	—	N/A
September 30, 2013	—		N/A	—	N/A
September 30, 2012	—		N/A	—	N/A
September 30, 2011	—		N/A	—	N/A

Class and Year	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
September 30, 2010	—	N/A	—	N/A
September 30, 2009	—	N/A	—	N/A
September 30, 2008	—	N/A	—	N/A
September 30, 2007	—	N/A	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage ratio for a class of our “senior securities representing indebtedness” means the ratio of the value of our total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of “senior securities representing indebtedness” and asset coverage ratio for a class of our “senior securities that are stock” means the ratio of the value of our total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of “senior securities representing indebtedness” plus the aggregate involuntary liquidation preference of a class of “senior security that is stock.” Asset coverage per unit is the asset coverage ratio expressed in terms of dollar amounts per one thousand dollars of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)	All senior securities (with the exception of our Series 2021 Term Preferred Stock) are not registered for public trading. Average market value per unit is the average of the last ten days closing prices on the NASDAQ.
(5)	In November 2011, we issued 1,539,882 shares of Series 2016 Term Preferred Stock through a public offering and subsequent exercise of an overallotment option. In May 2014, we voluntarily redeemed all outstanding shares of our Series 2016 Term Preferred Stock and therefore had no Series 2016 Term Preferred Stock outstanding at September 30, 2015.
(6)	In May 2014, we issued 2,440,000 shares of Series 2021 Term Preferred Stock through a public offering and subsequent exercise of an overallotment option. In addition to other redemption provisions discussed more fully in Note 6 Mandatorily Redeemable Preferred Stock in the notes to our accompanying Consolidated Financial Statements included elsewhere in this prospectus , we may be required to mandatorily redeem some or all of the shares of our Series 2021 Term Preferred Stock early, at the Redemption Price, if we fail to maintain an asset coverage ratio of at least 200.0% on our “senior securities that are stock” and the failure remains for a period of 30 days following the filing date of our next SEC quarterly or annual report.

BUSINESS

Overview

Organization

We were incorporated under the Maryland General Corporation Law on May 30, 2001, and completed our initial public offering on August 24, 2001. We operate as an externally managed, closed-end, non-diversified management investment company and have elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). For federal income tax purposes, we have elected to be treated as a regulated investment company (“RIC”) under the Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to continue to qualify as a RIC for federal income tax purposes and obtain favorable RIC tax treatment, we must meet certain requirements, including certain minimum distribution requirements.

Our shares of common stock and term preferred stock are traded on the NASDAQ Global Select Market (“NASDAQ”) under the trading symbols “GLAD” and “GLADO,” respectively.

Investment Adviser and Administrator

We are externally managed by our affiliated investment adviser, Gladstone Management Corporation (the “Adviser”), under an investment advisory and management agreement (the “Advisory Agreement”) and another of our affiliates, Gladstone Administration, LLC, (the “Administrator” together with the Adviser and the Affiliated Public Funds (defined below), the “Gladstone Companies”)) provides administrative services to us pursuant to a contractual agreement (the “Administration Agreement”). Each of the Adviser and Administrator are privately-held companies that are indirectly owned and controlled by David Gladstone, our chairman and chief executive officer. Mr. Gladstone and Terry Brubaker, our vice chairman and chief operating officer, also serve on the board of directors of the Adviser, the board of managers of the Administrator, and serve as executive officers of the Adviser and the Administrator. The Administrator employs, among others, our chief financial officer and treasurer, chief valuation officer, chief compliance officer, general counsel and secretary (who also serves as the president of the Administrator) and their respective staffs. The Adviser and Administrator have extensive experience in our lines of business and also provide investment advisory and administrative services, respectively, to our affiliates, including, but not limited to: Gladstone Commercial Corporation (“Gladstone Commercial”), a publicly-traded real estate investment trust; Gladstone Investment Corporation (“Gladstone Investment”), a publicly-traded BDC and RIC; and Gladstone Land Corporation, a publicly-traded real estate investment trust (“Gladstone Land,” with “Gladstone Commercial,” and “Gladstone Investment,” collectively the “Affiliated Public Funds”). In the future, the Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds and companies, both public and private.

The Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Administrator was organized as a limited liability company under the laws of the State of Delaware on March 18, 2005. The Adviser and Administrator are headquartered in McLean, Virginia, a suburb of Washington, D.C. The Adviser also has offices in other states.

Investment Objectives and Strategy

We were established for the purpose of investing in debt and equity securities of established private businesses operating in the United States (“U.S.”). Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our objectives, our investment strategy is to invest in several categories of debt and equity securities, with each investment generally ranging from

$8 million to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We lend to borrowers that need funds for growth capital, to finance acquisitions, or to recapitalize or refinance their existing debt facilities. We seek to avoid investing in high-risk, early-stage enterprises. Our targeted portfolio companies are generally considered too small for the larger capital marketplace. We expect that our investment portfolio over time will consist of approximately 90.0% in debt investments and 10.0% in equity investments, at cost. As of September 30, 2016, our investment portfolio was made up of approximately 90.2% debt investments and 9.8% equity investments, at cost.

We invest by ourselves or jointly with other funds and/or management of the portfolio company, depending on the opportunity. If we are participating in an investment with one or more co-investors, our investment is likely to be smaller than if we were investing alone.

In July 2012, the Securities and Exchange Commission (“SEC”) granted us an exemptive order (the “Co-Investment Order) that expands our ability to co-invest with certain of our affiliates under certain circumstances and any future business development company or closed-end management investment company that is advised (or sub-advised if it controls the fund) by our external investment adviser, or any combination of the foregoing, subject to the conditions in the SEC’s order.

In general, our investments in debt securities have a term of no more than seven years, accrue interest at variable rates (based on the one month London Interbank Offered Rate (“LIBOR”)) and, to a lesser extent, at fixed rates. We seek debt instruments that pay interest monthly or, at a minimum, quarterly, and which may include a yield enhancement, such as a success fee or deferred interest provision and are primarily interest only with all principal and any accrued but unpaid interest due at maturity. Generally, success fees accrue at a set rate and are contractually due upon a change of control of the business. Some debt securities have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called paid-in-kind (“PIK”) interest. Typically, our equity investments take the form of preferred or common stock, limited liability company interests, or warrants or options to purchase the foregoing. Often, these equity investments occur in connection with our original investment, recapitalizing a business, or refinancing existing debt.

As of September 30, 2016, our investment portfolio consisted of investments in 45 companies located in 22 states in 20 different industries with an aggregate fair value of $322.1 million. Since our initial public offering in 2001 through September 30, 2016, we have invested in over 206 different companies, while making 164 consecutive monthly or quarterly cash distributions to common stockholders totaling approximately $276.3 million or $16.06 per share. We expect that our investment portfolio will primarily include the following four categories of investments in private companies operating in the United States (“U.S.”):

•	Senior Secured Debt Securities: We seek to invest a portion of our assets in senior secured debt securities also known as senior loans, secured first lien loans, lines of credit and senior notes. Using its assets as collateral, the borrower typically uses senior debt to cover a substantial portion of the funding needs of its business. The senior secured debt security usually takes the form of first priority liens on all, or substantially all, of the assets of the business. Senior secured debt securities may include investments sourced from the syndicated loan market.

•	Senior Secured Subordinated Debt Securities: We seek to invest a portion of our assets in secured second lien debt securities, also known as senior subordinated loans and senior subordinated notes. These secured second lien debts rank junior to the borrowers’ senior debt and may be secured by a first priority lien on a portion of the assets of the business and may be designated as second lien notes (including our participation and investment in syndicated second lien loans). Additionally, we may receive other yield enhancements, such as success fees, in connection with these senior secured subordinated debt securities.

•	Junior Subordinated Debt Securities: We seek to invest a portion of our assets in junior subordinated debt securities, also known as subordinated loans, subordinated notes and mezzanine loans. These junior subordinated debts may be secured by certain assets of the borrower or unsecured loans. Additionally, we may receive other yield enhancements in addition to or in lieu of success fees, such as warrants to buy common and preferred stock or limited liability interests in connection with these junior subordinated debt securities.

•	Preferred and Common Equity/Equivalents: In some cases we will purchase equity securities which consist of preferred and common equity or limited liability company interests, or warrants or options to acquire such securities, and are in combination with our debt investment in a business. Additionally, we may receive equity investments derived from restructurings on some of our existing debt investments. In some cases, we will own a significant portion of the equity and in other cases we may have voting control of the businesses in which we invest.

Additionally, pursuant to the 1940 Act, we must maintain at least 70.0% of our total assets in qualifying assets, which generally include each of the investment types listed above. Therefore, the 1940 Act permits us to invest up to 30.0% of our assets in other non-qualifying assets. See “Regulation as a BDC — Qualifying Assets” for a discussion of the types of qualifying assets in which we are permitted to invest pursuant to Section 55(a) of the 1940 Act.

Because the majority of the loans in our portfolio consist of term debt in private companies that typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most, if not all, of the debt securities we acquire will be unrated. Investors should assume that these loans would be rated below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered higher risk, as compared to investment-grade debt instruments. In addition, many of the debt securities we hold typically do not amortize prior to maturity.

Investment Policies

We seek to achieve a high level of current income and capital gains through investments in debt securities and preferred and common stock that we generally acquire in connection with buyouts and other recapitalizations. The following investment policies, along with these investment objectives, may not be changed without the approval of our Board of Directors:

•	We will at all times conduct our business so as to retain our status as a BDC. In order to retain that status, we must operate for the purpose of investing in certain categories of qualifying assets. In addition, we may not acquire any assets (other than non-investment assets necessary and appropriate to our operations as a BDC or qualifying assets) if, after giving effect to such acquisition, the value of our “qualifying assets” is less than 70.0% of the value of our total assets. We anticipate that the securities we seek to acquire will generally be qualifying assets.

•	We will at all times endeavor to conduct our business so as to retain our status as a RIC under the Code. To do so, we must meet income source, asset diversification and annual distribution requirements. We may issue senior securities, such as debt or preferred stock, to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary emergency or other purposes.

With the exception of our policy to conduct our business as a BDC, these policies are not fundamental and may be changed without stockholder approval.

Investment Concentrations

Year over year, our investment concentration as a percentage of fair value and of cost has remained relatively unchanged. As of September 30, 2016, our portfolio allocation is approximately 90.2% debt investments and

9.8% equity investments, at cost. Our portfolio consists primarily of proprietary investments, however, we continue to invest in syndicated investments where we participate with a group of other lenders. As of September 30, 2016, we held 13 syndicated investments totaling $38.9 million at cost and $30.8 million at fair value, or 10.2% and 9.6% of our total aggregate portfolio at cost and at fair value, respectively. We held 15 syndicated investments totaling $61.4 million at cost and $55.0 million at fair value, or 15.0% of our total aggregate portfolio at cost and at fair value, respectively, as of September 30, 2015.

The following table outlines our investments by security type at September 30, 2016 and 2015:

	September 30, 2016				September 30, 2015
	Cost		Fair Value		Cost		Fair Value
Secured first lien debt	$227,439	59.6%	$198,721	61.7%	$248,050	60.5%	$206,840	56.5%
Secured second lien debt	113,796	29.8	100,320	31.2	125,875	30.7	120,303	32.9
Unsecured debt	2,995	0.8	3,012	0.9	—	—	—	—

Total debt investments	344,230	90.2	302,053	93.8	373,925	91.2	327,143	89.4
Preferred equity	22,988	6.0	10,262	3.2	22,616	5.5	22,262	6.1
Common equity/equivalents	14,583	3.8	9,799	3.0	13,703	3.3	16,486	4.5

Total equity investments	37,571	9.8	20,061	6.2	36,319	8.8	38,748	10.6

Total Investments	$381,801	100.0%	$322,114	100.0%	$410,244	100.0%	$365,891	100.0%

Our five largest investments at fair value as of September 30, 2016, totaled $112.1 million, or 34.8% of our total aggregate portfolio, as compared to our five largest investments at fair value as of September 30, 2015, totaling $109.6 million, or 30.0% of our total aggregate portfolio.

Our investments at fair value consisted of the following industry classifications at September 30, 2016 and 2015:

	September 30, 2016		September 30, 2015
Industry Classification	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Healthcare, education and childcare	$70,577	21.9%	$44,994	12.3%
Diversified/Conglomerate Manufacturing	50,106	15.6	56,504	15.4
Diversified/Conglomerate Service	48,898	15.2	13,763	3.8
Oil and gas	31,279	9.7	51,110	14.0
Beverage, food and tobacco	15,022	4.7	22,817	6.2
Automobile	14,837	4.6	17,699	4.8
Diversified natural resources, precious metals and minerals	14,821	4.6	16,072	4.4
Cargo Transportation	13,000	4.0	13,434	3.7
Buildings and real estate	11,223	3.5	2,385	0.7
Leisure, Amusement, Motion Pictures, Entertainment	8,769	2.7	8,500	2.3
Personal and non-durable consumer products	7,858	2.4	43,418	11.9
Printing and publishing	6,033	1.9	25,452	7.0
Telecommunications	5,790	1.8	5,865	1.6
Machinery	5,597	1.7	4,655	1.3
Broadcast and entertainment	4,682	1.5	5,235	1.4
Textiles and leather	3,836	1.2	6,911	1.9
Finance	3,000	0.9	8,356	2.3
Electronics	2,980	0.9	13,550	3.7
Other, < 2.0%	3,806	1.2	5,171	1.3

Total Investments	$322,114	100.0%	$365,891	100.0%

Our investments at fair value were included in the following U.S. geographic regions at September 30, 2016 and 2015:

	September 30, 2016		September 30, 2015
Geographic Region	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
South	$131,181	40.8%	$117,367	32.1%
Midwest	100,142	31.1	124,924	34.1
West	57,786	17.9	112,575	30.8
Northeast	33,005	10.2	11,025	3.0

Total Investments	$322,114	100.0%	$365,891	100.0%

The geographic region indicates the location of the headquarters for our portfolio companies. A portfolio company may have a number of other business locations in other geographic regions.

Investment Process

Overview of Investment and Approval Process

To originate investments, the Adviser’s investment professionals use an extensive referral network comprised primarily of private equity sponsors, leveraged buyout funds, investment bankers, attorneys, accountants, commercial bankers and business brokers. The Adviser’s investment professionals review information received from these and other sources in search of potential financing opportunities. If a potential opportunity matches our investment objectives, the investment professionals will seek an initial screening of the opportunity with our president, Robert L. Marcotte, to authorize the submission of an indication of interest (“IOI”) to the prospective portfolio company. If the prospective portfolio company passes this initial screening and the IOI is accepted by the prospective company, the investment professionals will seek approval to issue a letter of intent (“LOI”) from the Adviser’s investment committee, which is composed of Messrs. Gladstone, Brubaker and Marcotte, to the prospective company. If this LOI is issued, then the Adviser and Gladstone Securities (the “Due Diligence Team”) will conduct a due diligence investigation and create a detailed profile summarizing the prospective portfolio company’s historical financial statements, industry, competitive position and management team and analyzing its conformity to our general investment criteria. The investment professionals then present this profile to the Adviser’s investment committee, which must approve each investment. Further, each investment is available for review by the members of our Board of Directors, a majority of whom are not “interested persons”, as defined in Section 2(a)(19) of the 1940 Act.

Prospective Portfolio Company Characteristics

We have identified certain characteristics that we believe are important in identifying and investing in prospective portfolio companies. The criteria listed below provide general guidelines for our investment decisions, although not all of these criteria may be met by each portfolio company.

•	Value-and-Income Orientation and Positive Cash Flow. Our investment philosophy places a premium on fundamental analysis from an investor’s perspective and has a distinct value-and-income orientation. In seeking value, we focus on established companies in which we can invest at relatively low multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), and that have positive operating cash flow at the time of investment. In seeking income, we typically invest in companies that generate relatively stable to growing sales and cash flow to provide some assurance that they will be able to service their debt. We do not expect to invest in start-up companies or companies with what we believe to be speculative business plans.

•	Experienced Management. We typically require that the businesses in which we invest have experienced management teams. We also require the businesses to have in place proper incentives to induce management to succeed and act in concert with our interests as investors, including having significant equity or other interests in the financial performance of their companies.

•	Strong Competitive Position in an Industry. We seek to invest in businesses that have developed strong market positions within their respective markets and that we believe are well-positioned to capitalize on growth opportunities. We seek businesses that demonstrate significant competitive advantages versus their competitors, which we believe will help to protect their market positions and profitability.

•	Enterprise Collateral Value. The projected enterprise valuation of the business, based on market based comparable cash flow multiples, is an important factor in our investment analysis in determining the collateral coverage of our debt securities.

Extensive Due Diligence

The Due Diligence Team conducts what we believe are extensive due diligence investigations of our prospective portfolio companies and investment opportunities. The due diligence investigation may begin with a review of publicly available information followed by in depth business analysis, including, but not limited to, some or all of the following:

•	a review of the prospective portfolio company’s historical and projected financial information, including a quality of earnings analysis;

•	visits to the prospective portfolio company’s business site(s);

•	interviews with the prospective portfolio company’s management, employees, customers and vendors;

•	review of loan documents and material contracts;

•	background checks and a management capabilities assessment on the prospective portfolio company’s management team; and

•	research on the prospective portfolio company’s products, services or particular industry and its competitive position therein.

Upon completion of a due diligence investigation and a decision to proceed with an investment, the Adviser’s investment professionals who have primary responsibility for the investment present the investment opportunity to the Adviser’s investment committee. The investment committee then determines whether to pursue the potential investment. Additional due diligence of a potential investment may be conducted on our behalf by attorneys and independent accountants, as well as other outside advisers, prior to the closing of the investment, as appropriate.

We also rely on the long-term relationships that the Adviser’s investment professionals have with leveraged buyout funds, investment bankers, commercial bankers, private equity sponsors, attorneys, accountants, and business brokers. In addition, the extensive direct experiences of our executive officers and managing directors in the operations of and providing debt and equity capital to lower middle market companies plays a significant role in our investment evaluation and assessment of risk.

Investment Structure

Once the Adviser has determined that an investment meets our standards and investment criteria, the Adviser works with the management of that company and other capital providers to structure the transaction in a way that we believe will provide us with the greatest opportunity to maximize our return on the investment, while providing appropriate incentives to management of the company. As discussed above, the capital classes through which we typically structure a deal include senior debt, senior subordinated debt, junior subordinated debt, and preferred and common equity or equivalents. Through its risk management process, the Adviser seeks to limit the downside risk of our investments by:

•	seeking collateral or superior positions in the portfolio company’s capital structure where possible;

•	negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility as possible in managing their businesses, consistent with preserving our capital;

•	holding board seats or securing board observation rights at the portfolio company;

•	incorporating put rights and call protection into the investment structure where possible; and

•	making investments with an expected total return (including both interest and potential equity appreciation) that it believes compensates us for the credit risk of the investment.

We expect to hold most of our debt investments until maturity or repayment, but may sell our investments (including our equity investments) earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company. Occasionally, we may sell some or all of our investment interests in a portfolio company to a third party in a privately negotiated transaction to manage our credit or sector exposures or to enhance our portfolio yield.

Competitive Advantages

A large number of entities compete with us and make the types of investments that we seek to make in lower middle market privately-owned businesses. Such competitors include BDCs, non-equity based investment funds, and other financing sources, including traditional financial services companies such as commercial banks. Many of our competitors are substantially larger than we are and have considerably greater funding sources or are able to access capital more cost effectively. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, serve a broader customer base and establish a greater market share. Furthermore, many of these competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. However, we believe that we have the following competitive advantages over other providers of financing to lower middle market companies.

Management Expertise

Our Adviser has a separate investment committee for the Company and each of the Affiliated Public Funds. The Adviser’s investment committee for the Company is comprised of Messrs. Gladstone, Brubaker and Marcotte, each of whom have a wealth of experience in our area of operation. Mr. Gladstone and Mr. Brubaker also serve on the Adviser’s investment committee for the other Affiliated Public Funds. Mr. Gladstone has been the chairman and chief executive officer of each of the Gladstone Companies since their founding. Mr. Gladstone and Mr. Marcotte both have over twenty-five years of experience in investing in middle market companies and with operating in the BDC marketplace in general. Mr. Brubaker has over twenty-five years of experience in acquisitions and operations of companies. Messrs. Gladstone and Brubaker also have principal management responsibility for the Adviser as its executive officers. These three individuals dedicate a significant portion of their time to managing our investment portfolio. Our senior management has extensive experience providing capital to lower middle market companies and Messrs. Gladstone and Brubaker have worked together at the Gladstone Companies for more than ten years. In addition, we have access to the resources and expertise of the Adviser’s investment professionals and support staff who possess a broad range of transactional, financial, managerial and investment skills.

Increased Access to Investment Opportunities Developed Through Extensive Research Capability and Network of Contacts

The Adviser seeks to identify potential investments through active origination and due diligence and through its dialogue with numerous management teams, members of the financial community and potential corporate partners with whom the Adviser’s investment professionals have long-term relationships. We believe that the Adviser’s investment professionals have developed a broad network of contacts within the investment, commercial banking, private equity and investment management communities, and that their reputation, experience and focus on investing in lower middle market companies enables us to source and identify well-positioned prospective portfolio companies, that provide attractive investment opportunities. Additionally, the Adviser expects to generate information from its professionals’ network of accountants, consultants, lawyers and management teams of portfolio companies and other contacts to support the Adviser’s investment activities.

Disciplined, Value and Income-Oriented Investment Philosophy with a Focus on Preservation of Capital

In making its investment decisions, the Adviser focuses on the risk and reward profile of each prospective portfolio company, seeking to minimize the risk of capital loss without foregoing the potential for capital appreciation. We expect the Adviser to use the same value and income-oriented investment philosophy that its professionals use in the management of the other Gladstone Companies and to commit resources to manage downside exposure. The Adviser’s approach seeks to reduce our risk in investments by using some or all of the following approaches:

•	focusing on companies with sustainable market positions and cash flow;

•	investing in businesses with experienced and established management teams;

•	engaging in extensive due diligence from the perspective of a long-term investor;

•	investing at low price-to-cash flow multiples; and

•	adopting flexible transaction structures by drawing on the experience of the investment professionals of the Adviser and its affiliates.

Longer Investment Horizon

Unlike private equity funds that are typically organized as finite-life partnerships, we are not subject to standard periodic capital return requirements. The partnership agreements of most private equity funds typically provide that these funds may only invest investors’ capital once and must return all capital and realized gains to investors within a finite time period, often seven to ten years. These provisions often force private equity funds to seek returns on their investments by causing their portfolio companies to pursue mergers, public equity offerings, or other liquidity events more quickly than might otherwise be optimal or desirable, potentially resulting in a lower overall return to investors and/or an adverse impact on their portfolio companies. In contrast, we are an exchange-traded corporation of perpetual duration. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles provides us with the opportunity to achieve greater long-term returns on invested capital.

Flexible Transaction Structuring

We believe our management team’s broad expertise and its ability to draw upon many years of combined experience enables the Adviser to identify, assess, and structure investments successfully across all levels of a company’s capital structure and manage potential risk and return at all stages of the economic cycle. We are not subject to many of the regulatory limitations that govern traditional lending institutions, such as banks. As a result, we are flexible in selecting and structuring investments, adjusting investment criteria and transaction structures and, in some cases, the types of securities in which we invest. We believe that this approach enables the Adviser to craft a financing structure which best fits the investment and growth profile of the underlying business and yields attractive investment opportunities that will continue to generate current income and capital gain potential throughout the economic cycle, including during turbulent periods in the capital markets.

Ongoing Management of Investments and Portfolio Company Relationships

The Adviser’s investment professionals actively oversee each investment by continuously evaluating the portfolio company’s performance and typically working collaboratively with the portfolio company’s management to identify and incorporate best resources and practices that help us achieve our projected investment performance.

Monitoring

The Adviser’s investment professionals monitor the financial performance, trends, and changing risks of each portfolio company on an ongoing basis to determine if each company is performing within expectations and to guide the portfolio company’s management in taking the appropriate courses of action. The Adviser employs various methods of evaluating and monitoring the performance of our investments in portfolio companies, which can include the following:

•	monthly analysis of financial and operating performance;

•	assessment of the portfolio company’s performance against its business plan and our investment expectations;

•	attendance at and/or participation in the portfolio company’s board of directors or management meetings;

•	assessment of portfolio company management, sponsor, governance and strategic direction;

•	assessment of the portfolio company’s industry and competitive environment; and

•	review and assessment of the portfolio company’s operating outlook and financial projections.

Relationship Management

The Adviser’s investment professionals interact with various parties involved with a portfolio company, or investment, by actively engaging with internal and external constituents, including:

•	management;

•	boards of directors;

•	financial sponsors;

•	capital partners; and

•	advisers and consultants.

Managerial Assistance and Services

As a BDC, we make available significant managerial assistance, as defined in the 1940 Act, to our portfolio companies and provide other services (other than such managerial assistance) to such portfolio companies. Neither we, nor the Adviser, currently receive fees in connection with the managerial assistance we make available. At times, the Adviser may also provide other services to our portfolio companies under certain agreements and may receive fees for services other than managerial assistance. Such services may include, but are not limited to: (i) assistance obtaining, sourcing or structuring credit facilities, long term loans or additional equity from unaffiliated third parties; (ii) negotiating important contractual financial relationships; (iii) consulting services regarding restructuring of the portfolio company and financial modeling as it relates to raising additional debt and equity capital from unaffiliated third parties; and (iv) taking a primary role in interviewing, vetting and negotiating employment contracts with candidates in connection with adding and retaining key portfolio company management team members. The Adviser voluntarily, unconditionally, and irrevocably credits 100% of these fees against the base management fee that we would otherwise be required to pay to the Adviser as discussed below in “—Transactions with Related Parties—Investment Advisory and Management Agreement—Base Management Fee” however, pursuant to the terms of the Advisory Agreement, a small percentage of certain of such fees is retained by the Adviser in the form of reimbursement, at cost, for tasks completed by personnel of the Adviser, primarily for the valuation of portfolio companies.

In February 2011, Gladstone Securities started providing other services (such as investment banking and due diligence services) to certain of our portfolio companies; see “—Transactions with Related Parties—Other Transactions” below.

Valuation Process

The following is a general description of the investment valuation policy (the “Policy”) (which has been approved by our Board of Directors) that the Valuation Team uses each quarter to determine the value of our investment portfolio. In accordance with the 1940 Act, our Board of Directors has the ultimate responsibility for reviewing and approving, in good faith, the fair value of our investments based on the Policy. The Valuation Team values our investments in accordance with the requirements of the 1940 Act and accounting principles generally accepted in the U.S. (“GAAP”). Fair value (especially for investments in privately-held businesses) depends upon the specific facts and circumstances of each individual investment. Each quarter, our Board of Directors, including the Valuation Committee of our Board of Directors (the “Valuation Committee”), which is comprised entirely of independent directors, reviews the Policy to determine if changes thereto are advisable and assesses whether the Valuation Team has applied the Policy consistently. With respect to the valuation of our investment portfolio, the Valuation Team performs the following steps each quarter:

•	Each investment is initially assessed by the Valuation Team using the Policy, which may include:

•	obtaining fair value quotes or utilizing input from third party valuation firms; and

•	using techniques, such as total enterprise value, yield analysis, market quotes and other factors, including but not limited to: the nature and realizable value of the collateral, including external parties’ guaranties; any relevant offers or letters of intent to acquire the portfolio company; and the markets in which the portfolio company operates.

•	Preliminary valuation conclusions are then discussed amongst the Valuation Team and with our management and documented for review by the Valuation Committee and Board of Directors. Written valuation recommendations and supporting material are sent to the Board of Directors in advance of the quarterly meetings.

•	Next, the Valuation Committee meets to review this documentation and discuss the information provided by our Valuation Team, and determines whether the Valuation Team has followed the Policy, determines whether the Valuation Team’s recommended fair value is reasonable in light of the Policy and reviews other facts and circumstances. Then, the Valuation Committee and chief valuation officer present the Valuation Committee’s findings to the entire Board of Directors, so that the full Board of Directors may review and approve, with a vote, to accept or reject the fair value recommendations in accordance with the Policy.

Fair value measurements of our investments may involve subjective judgment and estimates. Due to the inherent uncertainty of determining these fair values, the fair value of our investments may fluctuate, from period to period. Our valuation policies, procedures and processes are more fully described in Note 2—Summary of Significant Accounting Policies in the notes to our accompanying Consolidated Financial Statements included elsewhere in this Prospectus.

Transactions with Related Parties

Investment Advisory and Management Agreement

In 2006, we entered into the Advisory Agreement, which was subsequently amended in October 2015, as approved unanimously by our Board of Directors, including the unanimous approval of our independent directors, to reduce the base management fee payable to the Adviser effective July 1, 2015, as discussed further below. In accordance with the Advisory Agreement, we pay the Adviser fees as compensation for its services, consisting of a base management fee and an incentive fee. On July 12, 2016, our Board of Directors, including a majority of the directors who are not parties to the agreement or interested person of any such party, unanimously approved the annual renewal of the Advisory Agreement with the Adviser through August 31, 2017. Mr. Gladstone, our chairman and chief executive officer, controls the Adviser. The Board of Directors considered the following factors as the basis for its decision to renew the Advisory Agreement: (1) the nature, extent and quality of services provided by the Adviser to our shareholders; (2) the investment performance of the Company and the Adviser; (3) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Company; (4) the extent to which economies of scale will be realized as the Company and the Affiliated Public Funds grow and whether the fee level under the Advisory Agreement reflects the economies of scale for the Company’s investors; (5) the fee structure of the advisory and administrative agreements of comparable funds; (6) indirect profits to the Adviser created through the Company; and (7) in light of the foregoing considerations, the overall fairness of the advisory fee paid under the Advisory Agreement.

Based on the information reviewed and the considerations detailed above, our Board of Directors, including all of the directors who are not “interested persons” as that term is defined in the 1940 Act, concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the Advisory Agreement, as being in the best interests of our stockholders.

Base Management Fee

The base management fee is computed and payable quarterly to the Adviser and, effective July 1, 2015, is assessed at an annual rate of 1.75%, computed on the basis of the value of our average gross assets at the end of the two most recently completed quarters (inclusive of the current quarter), which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, and adjusted appropriately for any share issuances or repurchases during the period. Prior to July 1, 2015, the annual rate was 2.0%. Our Board of Directors may (as it has for the years ended September 30, 2016, 2015 and 2014) accept an unconditional and irrevocable credit from the Adviser to reduce the annual 1.75% (or prior to July 1, 2015, 2.0%) base management fee on senior syndicated loan participations to 0.5%, to the extent that proceeds resulting from borrowings were used to purchase such senior syndicated loan participations.

Additionally, as stated above, pursuant to the requirements of the 1940 Act, the Adviser makes available significant managerial assistance to our portfolio companies. The Adviser may also provide other services to our portfolio companies under certain agreements and may receive fees for services other than managerial assistance, as specifically discussed above in “—Ongoing Management of Investments and Portfolio Company Relationships—Managerial Assistance and Services”. The Adviser voluntarily, unconditionally, and irrevocably credits 100% of these fees against the base management fee that we would otherwise be required to pay to the Adviser; however, pursuant to the terms of the Advisory Agreement, a small percentage of certain of such fees is retained by the Adviser in the form of reimbursement, at cost, for tasks completed by personnel of the Adviser, primarily for the valuation of portfolio companies. Loan servicing fees that are payable to the Adviser pursuant to our Credit Facility, are also 100% credited against the base management fee as discussed below “—Loan Servicing Fee Pursuant to Credit Agreement ”).

Incentive Fee

The incentive fee consists of two parts: an income-based incentive fee and a capital gains-based incentive fee. The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets, adjusted appropriately for any share issuances or repurchases during the period (the “hurdle rate”). The income-based incentive fee with respect to our pre-incentive fee net investment income is generally payable quarterly to the Adviser and is computed as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7.0% annualized);

•	100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income

allocated to income-related portion of incentive fee

The second part of the incentive fee is a capital gains-based incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20.0% of our realized capital gains, less any realized capital losses and unrealized depreciation, calculated as of the end of the preceding fiscal year. The capital gains-based incentive fee payable to the Adviser is calculated based on (i) cumulative aggregate realized capital gains since our inception, less (ii) cumulative aggregate realized capital losses since our inception, less (iii) the entire portfolio’s aggregate unrealized capital depreciation, if any, as of the date of the calculation. If this number is positive at the applicable calculation date, then the capital gains-based incentive fee for such year equals 20.0% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years. For calculation purposes, cumulative aggregate realized capital gains, if any, equals the sum of the excess between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the deficit between the net sales price of each investment, when sold, and the original cost of such investment since our inception. The entire portfolio’s aggregate unrealized capital depreciation, if any, equals the sum of the deficit between the fair value of each investment security as of the applicable calculation date and the original cost of such investment security. We have not incurred capital gains-based incentive fees from inception through September 30, 2016, as cumulative net unrealized capital depreciation has exceeded cumulative realized capital gains net of cumulative realized capital losses.

Additionally, in accordance with GAAP, a capital gains-based incentive fee accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains-based incentive fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains-based incentive fee equal to 20.0% of such amount, less the aggregate amount of actual capital gains-based incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such year. GAAP requires that the capital gains-based incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains-based incentive fee would be payable if such unrealized capital appreciation were realized. There can be no assurance that any such unrealized capital appreciation will be realized in the future. There has been no GAAP accrual recorded for a capital gains-based incentive fee since our inception through September 30, 2016.

Our Board of Directors accepted an unconditional and irrevocable credit from the Adviser to reduce the income-based incentive fee to the extent net investment income did not cover 100.0% of the distributions to common stockholders for the years ended September 30, 2016, 2015 and 2014, which credits totaled $1.4 million, $1.4 million, and $1.2 million, respectively.

Loan Servicing Fee Pursuant to Credit Agreement

The Adviser also services the loans held by Gladstone Business Loan, LLC (“Business Loan”) (the borrower under our Credit Facility), in return for which the Adviser receives a 1.5% annual fee payable monthly based on the monthly aggregate outstanding balance of loans pledged under our Credit Facility. Since Business Loan is a consolidated subsidiary of ours, and the total base management fee paid to the Adviser pursuant to the Advisory Agreement cannot exceed 1.75% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given calendar year, we treat payment of the loan servicing fee pursuant to our Credit Facility as a pre-payment of the base management fee under the Advisory Agreement. Accordingly, for the years ended September 30, 2016, 2015 and 2014, these loan servicing fees were 100% voluntarily, irrevocably and unconditionally credited back to us by the Adviser.

Administration Agreement

In 2006, we entered into the Administration Agreement, whereby we pay separately for administrative services. The Administration Agreement provides for payments equal to our allocable portion of the Administrator’s expenses incurred while performing services to us, which are primarily rent and salaries and benefits expenses of the Administrator’s employees, including our chief financial officer and treasurer, chief compliance officer, chief valuation officer and general counsel and secretary (who also serves as the Administrator’s president). Prior to July 1, 2014, our allocable portion of the expenses were derived by multiplying that portion of the Administrator’s expenses allocable to all funds managed by the Adviser by the percentage of our total assets at the beginning of each quarter in comparison to the total assets at the beginning of each quarter of all funds managed by the Adviser.

Effective July 1, 2014, our allocable portion of the Administrator’s expenses are generally derived by multiplying the Administrator’s total expenses by the approximate percentage of time during the current quarter the Administrator’s employees performed services for us in relation to their time spent performing services for all companies serviced by the Administrator under contractual agreements. These administrative fees are accrued at the end of the quarter when the services are performed and generally paid the following quarter. On July 12, 2016, our Board of Directors approved the annual renewal of the Administration Agreement through August 31, 2017.

Other Transactions

Mr. Gladstone also serves on the board of managers of our affiliate, Gladstone Securities, LLC (“Gladstone Securities”), a privately-held broker-dealer registered with the Financial Industry Regulatory Authority (“FINRA”) and insured by the Securities Investor Protection Corporation. Gladstone Securities is 100% indirectly owned and controlled by Mr. Gladstone and has provided other services, such as investment banking and due diligence services, to certain of our portfolio companies, for which Gladstone Securities receives a fee.

Any such fees paid by portfolio companies to Gladstone Securities do not impact the fees we pay to the Adviser or the voluntary, unconditional, and irrevocable credits against the base management fee or incentive fee. Specifically, Gladstone Securities may be paid an investment banking fee in an amount not greater than 1% of our investment in a portfolio company at the closing of such investment. For additional information refer to Note 4—Related Party Transactions of the notes to our accompanying Consolidated Financial Statements.

Material U.S. Federal Income Tax Considerations

To maintain the qualification for treatment as a RIC under Subchapter M of the Code, we must generally distribute to our stockholders, for each taxable year, at least 90.0% of our investment company taxable income, which is our ordinary income plus the excess of our net short-term capital gains over net long-term capital losses. We refer to this as the “annual distribution requirement”. We must also meet several additional requirements, including:

•	Business Development Company status. At all times during the taxable year, we must maintain our status as a BDC.

•	Income source requirements. At least 90.0% of our gross income for each taxable year must be from dividends, interest, payments with respect to securities, loans, gains from sales or other dispositions of securities or other income derived with respect to our business of investing in securities, and net income derived from an interest in a qualified publicly traded partnership.

•	Asset diversification requirements. As of the close of each quarter of our taxable year: (1) at least 50.0% of the value of our assets must consist of cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities to the extent that (a) we do not hold more than 10.0% of the outstanding voting securities of an issuer of such other securities, and (b) such other securities of any one issuer do not represent more than 5.0% of our total assets; and (2) no more than 25.0% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Failure to Qualify as a RIC

If we are unable to qualify for treatment as a RIC, we will be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make such distributions. Distributions would be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s adjusted tax basis, and then as a gain realized from the sale or exchange of property. If we fail to meet the RIC requirements for more than two consecutive years and then seek to requalify as a RIC, we generally would be subject to corporate-level federal income tax on any unrealized appreciation with respect to our assets to the extent that any such unrealized appreciation is recognized during a specified period up to ten years.

Qualification as a RIC

If we qualify as a RIC and distribute to stockholders each year in a timely manner at least 90.0% of our investment company taxable income, we will not be subject to federal income tax on the portion of our taxable income and gains we distribute to stockholders. We would, however, be subject to a 4.0% nondeductible federal excise tax if we do not distribute, actually or on a deemed basis, an amount at least equal to the sum of (1) 98.0% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. For the years ended December 31, 2015, 2014 and 2013, we did not incur any excise taxes.

The federal excise tax would apply only to the amount by which the required distributions exceed the amount of income we distribute, actually or on a deemed basis, to stockholders. We will be subject to regular federal corporate income tax, currently at rates up to 35.0%, on any undistributed income, including both ordinary income and capital gains.

If we acquire debt obligations that (i) were originally issued at a discount, (ii) bear interest at rates that are not either fixed rates or certain qualified variable rates or (iii) are not unconditionally payable at least annually over the life of the obligation, we will be required to include in taxable income each year a portion of the original issue discount (“OID”) that accrues over the life of the obligation. Additionally, PIK interest, which is computed at the contractual rate specified in a loan agreement and is added to the principal balance of a loan, is also a non cash source of income that we are required to include in taxable income each year. Both OID and PIK income will be included in our investment company taxable income even though we receive no cash corresponding to such amounts. As a result, we may be required to make additional distributions corresponding to such OID and PIK amounts in order to satisfy the annual distribution requirement and to continue to qualify as a RIC or to avoid the imposition of federal income and excise taxes. In this event, we may be required to sell investments or other assets to meet the RIC distribution requirements. For the year ended September 30, 2016, we incurred $0.1 million of OID income and the unamortized balance of OID investments (which are primarily all syndicated loans) as of September 30, 2016 totaled $0.5 million. As of September 30, 2016, we had seven investments which had a PIK interest component and we recorded PIK interest income of $2.4 million during the year ended September 30, 2016.

Taxation of Our U.S. Stockholders

Distributions

For any period during which we qualify as a RIC for federal income tax purposes, distributions to our stockholders attributable to our investment company taxable income generally will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits. We first allocate our earnings and profits to distributions to our preferred stockholders and then to distributions to our common stockholders based on priority in our capital structure. Any distributions in excess of our current and accumulated earnings and profits will first be treated as a return of capital to the extent of the stockholder’s adjusted basis in his or her shares of common stock and thereafter as gain from the sale of shares of our common stock. Distributions of our long-term capital gains, reported by us as such, will be taxable to stockholders as long-term capital gains regardless of the stockholder’s holding period for its common stock and whether the distributions are paid in cash or invested in additional common stock. Corporate stockholders are generally eligible for the 70.0% dividends received deduction with respect to dividends received from us, other than capital gains dividends, but only to the extent such amount is attributable to dividends received by us from taxable domestic corporations. Certain U.S. stockholders who are individuals, estates and trusts generally are subject to a 3.8% Medicare tax on dividends on shares of our stock.

Any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by us and received by the stockholders on December 31 of the previous year. In addition, we may elect (in accordance with Section 855(a) of the Code) to relate a dividend back to the prior taxable year if we (1) declare such dividend prior to the later of the due date for filing our return for that taxable year or the 15th day of the ninth month following the close of the taxable year, (2) make the election in that return, and (3) distribute the amount in the 12-month period following the close of the taxable year but not later than the first regular dividend payment of the same type following the declaration. Any such election will not alter the general rule that a stockholder will be treated as receiving a dividend in the taxable year in which the distribution is made, subject to the October, November, December rule described above.

If a common stockholder participates in our “opt in” dividend reinvestment plan, any distributions reinvested under the plan will be taxable to the common stockholder to the same extent, and with the same character, as if the common stockholder had received the distribution in cash. The common stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the common stockholder’s account. We may use newly issued shares under the guidelines of our dividend reinvestment plan, or we may purchase shares in the open market in connection with the obligations under the plan. We do not have a dividend reinvestment plan for our preferred stockholders.

Sale of Our Shares

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common or preferred stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. Under the tax laws in effect as of the date of this filing, individual U.S. stockholders are subject to a maximum federal income tax rate of 20.0% on their net capital gain (i.e. the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the same rates applied to their ordinary income (currently up to a maximum of 35.0%). Capital losses are subject to limitations on use for both corporate and non-corporate stockholders. Certain U.S. stockholders who are individuals, estates or trusts generally are subject to a 3.8% Medicare tax on capital gain from the sale or other disposition of, shares of our common stock.

Backup Withholding or Other Required Withholding

We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28.0%, from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the Internal Revenue Service (“IRS”) notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is generally his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

The Foreign Account Tax Compliance Act imposes a federal withholding tax on certain types of payments made to “foreign financial institutions” and certain other non-U.S. entities unless certain due diligence, reporting, withholding, and certification obligation requirements are satisfied. Under delayed effective dates provided for in the Treasury Regulations and other IRS guidance, such required withholding will not begin until January 1, 2019 with respect to gross proceeds from a sale or other disposition of our stock.

We are a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under Section 54 of the 1940 Act. As such, we are subject to regulation under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding “voting securities,” as defined in the 1940 Act.

We intend to conduct our business so as to retain our status as a BDC. A BDC may use capital provided by public stockholders and from other sources to invest in long-term private investments in businesses. A BDC provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies. In general, a BDC must have been organized and have its principal place of business in the U.S. and must be operated for the purpose of making investments in qualifying assets, as described in Sections 55(a)(1) through (a)(3) of the 1940 Act.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets, other than certain interests in furniture, equipment, real estate, or leasehold improvements (“operating assets”) represent at least 70.0% of our total assets, exclusive of operating assets. The types of qualifying assets in which we may invest under the 1940 Act include, but are not limited to, the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is generally defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, any State or States in the U.S.;

(b)	is not an investment company (other than a small business investment company wholly owned by the BDC or otherwise excluded from the definition of investment company); and

(c)	satisfies one of the following:

(i)	it does not have any class of securities with respect to which a broker or dealer may extend margin credit;

(ii)	it is controlled by the BDC and for which an affiliate of the BDC serves as a director;

(iii)	it has total assets of not more than $4.0 million and capital and surplus of not less than $2 million;

(iv)	it does not have any class of securities listed on a national securities exchange; or

(v)	it has a class of securities listed on a national securities exchange, with an aggregate market value of outstanding voting and non-voting equity of less than $250.0 million.

(2)	Securities received in exchange for or distributed on or with respect to securities described in (1) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

(3)	Cash, cash items, government securities or high quality debt securities maturing in one year or less from the time of investment.

Asset Coverage

Pursuant to Section 61(a)(2) of the 1940 Act, we are permitted, under specified conditions, to issue multiple classes of “senior securities representing indebtedness.” However, pursuant to Section 18(c) of the 1940 Act, we are permitted to issue only one class of “senior securities that is stock.” In either case, we may only issue such senior securities if such class of senior securities, after such issuance, has an asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200%.

In addition, our ability to pay dividends or distributions (other than dividends payable in our stock) to holders of any class of our capital stock would be restricted if our “senior securities representing indebtedness” fail to have an asset coverage of at least 200% (measured at the time of declaration of such distribution and accounting for such distribution). The 1940 Act does not apply this limitation to privately arranged debt that is not intended to be publicly distributed, unless this limitation is specifically negotiated by the lender. In addition, our ability to pay dividends or distributions (other than dividends payable in our common stock) to our common stockholders would also be restricted if our “senior securities that are stock” fail to have an asset coverage of at least 200% (measured at the time of declaration of such distribution and accounting for such distribution). If the value of our assets declines, we might be unable to satisfy these asset coverage requirements. To satisfy the 200% asset coverage requirement in the event that we are seeking to pay a distribution, we might either have to (i) liquidate a portion of our loan portfolio to repay a portion of our indebtedness or (ii) issue common stock. This may occur at a time when a sale of a portfolio asset may be disadvantageous, or when we have limited access to capital markets on agreeable terms. In addition, any amounts that we use to service our indebtedness or for offering expenses will not be available for distributions to our stockholders. If we are unable to regain the requisite asset coverage through these methods, we may be forced to suspend the payment of such dividends.

Significant Managerial Assistance

Generally, a BDC must make available significant managerial assistance to issuers of certain of its portfolio securities that the BDC counts as a qualifying asset for the 70.0% test described above. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Significant managerial assistance also includes the exercise of a controlling influence over the management and policies of the portfolio company. However, with respect to certain, but not all such securities, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance, or the BDC may exercise such control jointly.

Code of Ethics

We, and all of the Gladstone family of companies, have adopted a code of ethics and business conduct applicable to all of the officers, directors and employees of such companies that complies with the guidelines set forth in Item 406 of Regulation S-K of the Securities Act of 1933 (the “Securities Act”) and Rule 17j-1 of the 1940 Act. As required by the 1940 Act, this code establishes procedures for personal investments, restricts certain transactions by such personnel and requires the reporting of certain transactions and holdings by such personnel. This code of ethics and business conduct is publicly available on our website under “Corporate Governance” at www.GladstoneCapital.com. We intend to provide any required disclosure of any amendments to or waivers of the provisions of this code by posting information regarding any such amendment or waiver to our website or in a Current Report on Form 8-K.

Compliance Policies and Procedures

We and the Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and our Board of Directors is required to review these compliance policies and procedures annually to assess their adequacy and the effectiveness of their implementation. We have designated a chief compliance officer, John Dellafiora, Jr., who also serves as chief compliance officer for all of the Gladstone family of companies.

Staffing

We do not currently have any employees and do not expect to have any employees in the foreseeable future. Currently, services necessary for our business are provided by individuals who are employees of the Adviser and the Administrator pursuant to the terms of the Advisory Agreement and the Administration Agreement, respectively. No employee of the Adviser or the Administrator will dedicate all of his or her time to us. However, we expect that 25 to 30 full time employees of the Adviser and the Administrator will spend substantial time on our matters during the remainder of calendar year 2016 and all of calendar year 2017. As of

December 22, 2016, the Adviser and the Administrator collectively had 61 full-time employees. A breakdown of these employees is summarized by functional area in the table below:

Number of Individuals	Functional Area
12	Executive management
16	Accounting, administration, compliance, human resources, legal and treasury
33	Investment management, portfolio management and due diligence

Available Information

Copies of our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments, if any, to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) are available free of charge through our website at www.GladstoneCapital.com as soon as reasonably practicable after such materials are electronically filed with or furnished to the SEC. A request for any of these reports may also be submitted to us by sending a written request addressed to Investor Relations, Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 100, McLean, VA 22102, or by calling our toll-free investor relations line at 1-866-366-5745. The public may read and copy materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at www.sec.gov.
Competition

A large number of entities compete with us and make the types of investments that we seek to make in lower middle market privately-owned businesses. Such competitors include private equity funds, leveraged buyout funds, venture capital funds, investment banks and other equity and non-equity based investment funds, and other financing sources, including traditional financial services companies such as commercial banks. Many of our competitors are substantially larger than we are and have considerably greater funding sources that are not available to us, although our ability to co-invest with other funds advised by the Adviser may lessen this disparity. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many of these competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. There is no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. In addition, because of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that we will be able to identify and make investments that satisfy our investment objective or that we will be able to meet our investment goals. Recently we have seen an increase in our competition such that terms and rates for proposed loans have been reduced. However, we believe that our extensive loan referral network and flexible transaction structuring enable us to compete effectively for opportunities in the current market environment.

Properties

We do not own any real estate or other physical properties materially important to our operations. The Adviser is the current leaseholder of all properties in which we operate. We occupy these premises pursuant to our Advisory and Administration Agreements with the Adviser and Administrator, respectively. The Adviser and Administrator are both headquartered in McLean, Virginia and the Adviser also has offices in several other states.

Legal Proceedings

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us.

PORTFOLIO COMPANIES

The following table sets forth certain information as of September 30, 2016, regarding each portfolio company in which we had a debt or equity security as of such date. All such investments have been made in accordance with our investment policies and procedures described in this prospectus. Under the 1940 Act, we may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of September 30, 2016, two of our investments (FedCap Partners, LLC and Leeds Novamark Capital I, L.P.) are considered non-qualifying assets under Section 55 of the 1940 Act. Such non-qualifying assets represent 6.6% of total investments, at fair value, as of September 30, 2016.

(Dollars in thousands)

Company	Industry	Investment	% of Class Held on a Fully Diluted Basis		Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS

Proprietary Investments:
AG Transportation Holdings, LLC 2430 Lincolnway East Goshen, IN 46526	Cargo Transportation	Secured Second Lien Debt			13,000	13,000
		Member Profit Participation	18.00%		1,000	0
		Profit Participation Warrants	7.00%		244	0

Alloy Die Casting Co. 6550 Caballero Blvd. Buena Park, Ca 90620	Diversified / conglomerate manufacturing	Secured First Lien Debt			5,235	4,973
		Secured First Lien Debt			75	71
		Secured First Lien Debt			390	372
		Preferred Stock	29.30%		1,742	0
		Common Stock	25.70%		18	0

Behrens Manufacturing. LLC 1250 E 8th Street Winina, MN 55987	Diversified / conglomerate manufacturing	Secured First Lien Debt Preferred Stock	24.00%		4,275 1,253	4,638 4,100

B+T Group Acquistion Inc. 1717 Boulder Ave #3000 Tulsa, OK 74119	Telecommunications	Secured First Lien Debt Preferred Stock	13.94%		6,000 1,799	5,790 0

Canopy Safety Brands, LLC 322 Industrial Court Concord, NC 28025	Personal and non-durable consumer products	Secured First Lien Line of Credit Secured First Lien Debt Participation Warrant	5.94%		0 7000 500	0 7000 500

Chinese Yellow Pages Company 9550 Flair Drive Suite 200 El Monte, CA 91731	Printing and publishing	Secured First Lien Line of Credit			108	0

Drumcree, LLC 6805 Douglas Legum Drive, Suite 100 Elkridge, MD 21075	Broadcasting and Entertainment	Secured First Lien Line Debt			4,836	4,682

Flight Fit N Fun 7200 Fullerton Road Springfield, VA 22150	Leisure, Amusement, Motion Pictures, Entertainment	Secured First Lien Debt Preferred Stock	28.00%		7,800 700	7,800 969

Francis Drilling Fluids, Ltd. 240 Jasmine Road Crowley, LA 70526	Oil and gas	Secured Second Lien Debt Secured Second Lien Debt Preferred Equity Units Common Equity Units	4.57 3.90	% %	15,000 7,000 976 1	8,250 3,850 0 0

Company	Industry	Investment	% of Class Held on a Fully Diluted Basis		Cost	Fair Value
Funko Acquisition Holdings, LLC 1202 Shuksan Way Everett, WA 98203	Personal and non-durable consumer products	Preferred Equity Units Common Stock	0.10 0.40	% %	260 0	358 0

GFRC Holdings, LLC 3615 Miller Park Dr. Garland, TX 75042	Buildings and real estate	Secured First Lien Line of Credit Secured First Lien Debt Preferred Stock Common Stock Warrants	100.00 45.00	% %	1,000 905 1,025 0	1,000 905 754 0

IA Tech, LLC 1690 Roberts Blvd, Suite 108 Kennesaw, GA 30144	Diversified/conglomerate service	Secured First Lien Debt			23,000	23,230

LCR Contractors, LLC 516 Fabrication Street Dallas, TX 75212	Buildings and Real Estate	Secured First Lien Debt			8,500	8,564

Leeds Novamark Capital I, L.P. 350 Park Avenue, 23rd Floor New York, NY 10022	Private equity fund—healthcare, education and childcare	Limited Partnership Interest	3.46%		991	779

Meridian Rack & Pinion, Inc. 6740 Cobra Way San Diego, CA 92121	Automobile	Secured First Lien Debt Preferred Stock	23.30%		4,140 1,449	3,767 255

Merlin International, Inc 8219 Leesburg Pike, Suite 400 Vienna, VA 22182	Healthcare, education, and childcare	Secured Second Lien Debt			10,000	10,000

Mikawaya 5563 Alcoa Avenue Vernon, CA 90058	Beverage, Food and Tobacco	Secured Second Lien Debt Common Stock	2.49%		6,750 450	6,649 172

Precision International, LLC 435 Burt Street Sistersville, WV 26175	Machinery	Secured First Lien Debt Secured First Lien Mortgage Note Membership Unit Warrant	33.33%		600 1,000 0	600 996 0

Travel Sentry, Inc 110 SE 6th Street, Suite 1754 Fort Lauderdale, FL 33301	Diversified/ conglomerate service	Secured First Lien Debt			9,665	9,677

Triple H Food Processor 5821 Wilderness Avenue Riverside, CA 92504	Beverage, Food and Tobacco	Secured First Lien Line of Credit Secured First Lien Debt Common Stock	5.69%		0 7,600 250	0 7676 525

TWS Acquisition Corporation 120 N. 44th Street, Suite 230 Phoenix, AZ 85034	Healthcare, Education, and Childcare	Secured First Lien Line of Credit Secured First Lien Debt			0 10,000	0 10,050

United Flexible, Inc 815 Forestwood Drive Romeoville, IL 60446	Diversified/conglomerate manufacturing	Secured Second Lien Debt Preferred Stock Common Stock	1.19 1.07	% %	17,632 382 44	17,280 428 36

Vision Government Solutions 44 Bearfoot Road Northboro, MA 01532	Diversified/conglomerate services	Secured First Lien Line of Credit Secured First Lien Delayed Draw Term Loan Secured First Lien Debt			1,450 9,000 1,200	1,355 8,293 1,106

Wadeco Specialties, Inc. 480 Frelinghuysen Avenue Newark, NJ 07114	Oil and gas	Secured First Lien Line of Credit Secured First Lien Debt Secured First Lien Debt Preferred Stock	3.13%		1,174 11,691 7,000 618	1,127 11,216 6,637 0

Subtotal—Non-Control/Non-Affiliate Proprietary Investments					216,728	199,430

Company	Industry	Investment	% of Class Held on a Fully Diluted Basis	Cost	Fair Value
Syndicated Investments:

Autoparts Holdings Limited 39 Old Ridgebury Rd Danbury, CT 06810	Automobile	Secured Second Lien Debt		699	609

DataPipe, Inc 10 Exchange Place Jersey City, NJ 07302	Diversified/conglomerate service	Secured Second Lien Debt		1,951	1,965

NetSmart Technologies, Inc 4950 College Boulevard Overland Park, KS 66211	Healthcare, education and childcare	Secured Second Lien Debt		1,952	1,960

New Trident Holdcorp, Inc. 920 Ridgebrook Road, 2nd Floor Sparks, MD 21152	Healthcare, education and childcare	Secured Second Lien Debt		3,990	3,280

PLATO Learning, Inc. 5600 W 83rd Street Bloomington, MN 55437	Healthcare, education and childcare	Secured Second Lien Debt Common Stock	2.10%	2,960 2,637	3,012 0

PSC Industrial Holdings Corp 5151 San Felipe, Suite 1100 Houston, TX 77056	Diversified/conglomerate services	Secured Second Lien Debt		3,443	3,273

RP Crown Parent, LLC 14400 N 87th Street Scottsdale, AZ 85260	Electronics	Secured Second Lien Debt		1,976	2,000

Source HOV, LLC 2701 E. Grauwyler Road Irving, TX 75061	Finance	Secured Second Lien Debt		4,854	3,000

The Active Network 10182 Telesis Court, Suite 100 Irevie, CA 92618	Electronics	Secured Second Lien Debt		996	980

Vertellus Specialites, Inc. 1500 S Tibbs Ave Indianapolis, IN 46241	Chemicals, Plastics and Rubber	Secured First Lien Debt		3,831	2,541

Vitera Healthcare Solutions, LLC 4301 West Boy Scout Blvd, Suite 800 Tampa, FL 33607	Healthcare education and childcare	Secured Second Lien Debt		4,479	4,151

W3, Co. 11111 Wilcrest Green Drive #300 Houston, TX 77042	Oil and gas	Secured Second Lien Debt		495	200

Subtotal—Non-Control/Non-Affiliate Syndicated Investments				$34,263	$26,971

Total Non-Control/Non-Affiliate Investments (represented 70.3% of total investments at fair value)				$250,991	$226,401

AFFILIATE INVESTMENTS
Proprietary Investments:

Edge Adhesives Holdings, Inc. 30 Amberwood Parkway Ashland, OH 44805	Diversified/conglomerate manufacturing	Secured First Lien Debt Secured First Lien Debt Preferred Stock	25.16%	6200 1,600 2,516	6076 1,576 0

FedCap Partners, LLC 11951 Freedom Drive, 13th Fl Reston, VA 20190	Private equity fund	Class A Membership Units	6.67%	1,634	1,265

Company	Industry	Investment	% of Class Held on a Fully Diluted Basis		Cost	Fair Value
Lignetics, Inc. 11951 Freedom Drive, 13th Fl Reston, VA 20190	Diversified/conglomerate manufacturing	Secured Second Lien Debt Secured Second Lien Debt Common Stock	9.10%		6,000 8,000 1,856	5,850 7,800 1,171

LWO Acquisitions, LLC 1920 Hurd Drive Irving, TX 75038	Diversified/conglomerate manufacturing	Secured First Lien Line of Credit Secured First Lien Debt Common Stock	9.99%		2,471 10,723 921	1,977 8,578 0

RBC Aquisition Corp. 1945 Walton Rd. St. Louis, MO 63114	Healthcare, education and childcare	Secured First Lien Debt Secured First Lien Line of Credit Secured First Lien Debt Secured First Lien Mortgage Note Preferred Stock Common Stock	100.00 75.00	% %	6,954 4,629 13,808 7,704 4,999 370	7,219 4,629 14,582 7,704 3211 0

Subtotal Affiliate Proprietary Investments					$80,385	$71,638

Syndicated Investments:

Targus Group International, Inc. 1211 North Miller Street Anaheim, CA 92806	Textiles and leather	Secured First Lien Debt Common Stock	5.26%		2,285 2,343	2,279 1,556

Total Affiliate Investments (represented 23.4% of total investments at fair value)					$85,013	$75,473

CONTROL INVESTMENTS
Proprietary Investments:

Defiance Integrated Technologies, Inc. 1090 Perry Street Defiance, OH 43512	Automobile	Secured Second Lien Debt Common Stock	68.70%		6,225 580	6,225 3,981

PIC 360, LLC 843 N Cleveland Massillon Rd Akron, OH 44333	Machinery	Secured First Lien Debt Common Equity Units	75.00%		4,000 1	4,000 1

Sunshine Media Holdings 735 Broad St, Suite 708 Chattanooga, TN 37402	Printing and publishing	Secured First Lien Line of Credit Secured First Lien Debt Secured First Lien Debt Secured First Lien Debt Preferred Stock Common Stock Common Stock Warrants	97.07 74.29 74.29	% % %	1,328 5,000 11,948 10,700 5,275 740 0	1,328 1,388 3,317 0 0 0 0

Total Control Proprietary Investments (represented 6.3% of total investments at fair value)					$45,797	$20,240

Total Investments					$381,801	$322,114

Significant Portfolio Companies

Set forth below is a brief description of each portfolio company in which we have made an investment that currently represents greater than 5% of our total assets at fair value (excluding cash pledged to creditors). Because of the relative size of our investments in these companies, we are exposed to a greater degree to the risks associated with these companies.

IA Tech, LLC

We currently hold an investment, having an aggregate fair value of $23.2 million as of September 30, 2016, in IA Tech, LLC. Our investment in IA Tech, LLC consists of secured first lien debt with a principal amount outstanding of $23.0 million, which matures on June 27, 2021.

IA Tech, LLC, based in Kennesaw, Georgia, is a privately-owned eCommerce business. The Company operates several online auction marketplaces and eCommerce sites for active firearms, shooting, hunting and outdoor enthusiasts.

While the Company does not take title or possession of firearms, its online auction sites depend on the legal trade of new and used firearms. If the sale or ownership of certain types of firearms were to be banned by state or local governments, this could lower the volume of firearms traded on the Company’s auction platform and potentially lower revenue.

IA Tech, LLC’s principal executive offices are located at 1690 Roberts Blvd, Suite 108, Kennesaw, GA 30144.

WadeCo Specialties, Inc.

We currently hold investments, having an aggregate fair value of $19.0 million as of September 30, 2016, in WadeCo Specialties, Inc, (“WadeCo”). Our investments in WadeCo consist of a secured first lien loan with a principal amount outstanding of $11.2 million (maturing March 6, 2019), a secured first lien loan with a principal amount outstanding of $6.6 million (maturing March 6, 2019), a secured first lien line of credit of $1.1 million with $1.1 million available (maturing April 6, 2017), and $0.6 million of preferred stock, at cost.

WadeCo provides chemicals to oil well operators used for (i) corrosion prevention in well or salt water disposal pipes; (ii) separating oil, gas and water once extracted from wells; (iii) bacteria growth management; and (iv) conditioning water utilized for fracking. WadeCo primarily operates in the Permian and Eagle Ford basins.

Further declines in oil prices could negatively impact domestic energy exploration and production activity in the Permian and Eagle Ford Basins and could negatively impact demand for production chemicals. In addition, new federal and state regulations around drilling in an environmentally sustainable manner could also impact Wadeco’s services as its customers may be negatively impacted by adopting these regulations.

WadeCo’s principal executive offices are located at 8115 W. Industrial, Midland, Texas 79706.

United Flexible, Inc.

We currently hold investments, having an aggregate fair value of $17.7 million as of September 30, 2016, in United Flexible, Inc., which we refer to as United Flexible. Our investments in United Flexible consist of a secured first lien loan with a principal amount outstanding of $18.1 million (maturing February 11, 2022), $0.4 million in preferred stock, at cost, and $44 in common stock, at cost.

United Flexible, based in Romeoville, Illinois, is a global leader in the design, development, and manufacture of corrugated flexible metal, Teflon and composite hoses for the transfer of fluids and gasses in extreme environments.

United Flexible’s industry is competitive and an increased level of competition could create downward pressure on pricing and lower margins. Additionally, overall hose demand in many of United Flexible’s end markets is sensitive to changes in Gross Domestic Product in both the United States and Europe, so a slow down or decline in the GDP in either area could negatively impact United Flexible’s volume and cash flow generation.

United Flexible’s principal executive offices are located at 815 Forestwood Drive, Romeoville, IL 60446.

Unconsolidated Significant Subsidiaries

In accordance with the SEC’s Regulation S-X, we do not consolidate portfolio company investments. Further, in accordance with ASC 946, we are precluded from consolidating any entity other than another investment company, except that ASC 946 provides for the consolidation of a controlled operating company that provides substantially all of its services to the investment company or its consolidated subsidiaries. We had certain unconsolidated subsidiaries which met at least one of the significance conditions under Rule 1-02(w) of the SEC’s Regulation S-X during at least one of the years ended September 30, 2016, 2015 and 2014. Accordingly, pursuant to Rule 4-08 of Regulation S-X, summarized, comparative financial information is presented below for our unconsolidated significant subsidiaries as of September 30, 2016 and 2015 and for the years ended September 30, 2016, 2015 and 2014.

		As of September 30,			For the Year Ended September 30,
Portfolio Company	Balance Sheet	2016	2015	Income Statement	2016	2015	2014
Defiance Integrated
Technologies, Inc.	Current assets	$5,527	$7,006	Net sales	$23,427	$28,345	$28,565
	Noncurrent assets	12,460	12,782	Gross profit	3,338	5,049	6,589
	Current liabilities	2,158	2,282	Net (loss) income	106	(447)	2,040
	Noncurrent liabilities	8,697	10,854

GFRC Holdings LLC	Current assets	3,116	2,177	Net sales	5,206	6,387	10,452
	Noncurrent assets	1,520	641	Gross profit (loss)	935	(370)	1,488
	Current liabilities	1,612	4,241	Net loss	(446)	(12,839)	(1,413)
	Noncurrent liabilities	1,969	13,741

Midwest Metal Distribution, Inc.(A)	Current assets	—	—	Net sales	—	17,148	102,485
	Noncurrent assets	—	—	Gross profit	—	1,888	12,495
	Current liabilities	—	—	Net loss	—	(1,181)	(1,250)
	Noncurrent liabilities	—	—		—

RBC Acquisition Corp.	Current assets	7,943	6,154	Net sales	15,254	10,585	13,060
	Noncurrent assets	14,388	17,903	Gross profit	4,655	(564)	1,897
	Current liabilities	1,891	5,927	Net loss	(191)	(7,370)	(5,351)
	Noncurrent liabilities	6,000	27,845

Sunshine Media Group, Inc.	Current assets	2,164	3,413	Net sales	14,514	16,083	15,707
	Noncurrent assets	1,096	1,308	Gross profit	5,774	7,286	7,523
	Current liabilities	8,460	8,311	Net loss	(1,701)	(1,406)	(439)
	Noncurrent liabilities	29,020	29,137

(A)	Investment exited in December 2014 and is no longer in our portfolio as of September 30, 2016 and 2015. The financial information presented for the income statement for the year ended September 30, 2015 is from October 1, 2014 through November 30, 2014.

Defiance Integrated Technologies, Inc. (“Defiance”) was incorporated in Delaware on May 22, 2009 and is headquartered in Defiance, Ohio. Defiance is a leading manufacturer of axle nut and washer systems for the heavy (Class 8) truck industry in North America and also provides a wheel bearing retainer nut, used primarily on light trucks, and brake cable tension limiters.

GFRC was incorporated in Texas on August 27, 2007 and is headquartered in Garland, Texas. GFRC designs, engineers, fabricates and delivers glass fiber reinforced concrete panels for commercial construction.

Midwest Metal was incorporated in Delaware, on May 18, 2010 and is a distributor and processor of custom cut aluminum and stainless steel sheet plate and bar products. Midwest Metal is headquartered in Midwest Metal, Ohio.

RBC Acquisition Corp. (“RBC”) was incorporated in Delaware on March 7, 2013 and is a Food and Drug Administration inspected developer manufacturer of active pharmaceutical ingredients. RBC is headquartered in St Louis, Missouri.

Sunshine Media Group, Inc. (“Sunshine”) was incorporated in Delaware on December 20, 2000 and is headquartered in Chattanooga, Tennessee. Sunshine is a fully integrated publishing, media and marketing services company that provides custom media and branded content solutions across multiple platforms, with an emphasis on healthcare and financial services.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of eight members, six of whom are not considered to be “interested persons” of ours, as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors.

Board of Directors

Under our bylaws, our directors are divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class selected for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Holders of our common stock and preferred stock vote together as a class for the election of directors, except that the holders of our term preferred stock have the sole right to elect two of our directors. At each annual meeting of our stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Information regarding our Board of Directors is as follows (the address for each director is c/o Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102):

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
David Gladstone	74	Chairman of the Board and Chief Executive Officer(1)(2)(6)	2001	2019
Terry L. Brubaker	73	Vice Chairman, Chief Operating Officer, Asst. Secretary and Director(1)(2)(6)	2001	2018
Independent Directors
Anthony W. Parker	71	Director(2)(3)(6)(7)(8)	2001	2017
Michela A. English	66	Director(3)(8)	2002	2017
Paul W. Adelgren	73	Director(4)(5)(8)	2003	2019
John H. Outland	71	Director(4)(5)(7)(8)	2003	2019
Walter H. Wilkinson, Jr.	70	Director(4)(5)(7)(8)(9)	2014	2018
Caren D. Merrick	56	Director(3)(7)(8)(9)	2014	2018

(1)	Interested person as defined in Section 2(a)(19) of the 1940 Act due to the director’s position as our officer and/or employment by the Adviser.
(2)	Member of the executive committee.
(3)	Member of the audit committee.
(4)	Member of the ethics, nominating, and corporate governance committee.
(5)	Member of the compensation committee.
(6)	Member of the offering committee.
(7)	Member of the valuation committee.
(8)	Each independent director, serves as an alternate member of each committee for which they do not serve as a regular member. Messrs. Adelgren, Outland and Wilkinson serve as alternate members of the audit committee; Mr. Parker and Mses. English and Merrick serve as alternates on the compensation committee; Mr. Parker and Mses. English and Merrick serve as alternates on the ethics, nominating and corporate governance committee and Messrs. Adelgren, Outland and Wilkinson and Mses. English and Merrick serve as alternates on the offering committee. Mr. Adelgren and Ms. English serve as alternates on the valuation committee. Alternate members of the committees serve and participate in meetings of the committees only in the event of an absence of a regular member of the committee.
(9)	Caren D. Merrick and Walter H. Wilkinson, Jr. were elected, solely by the preferred stockholders, at the Company’s 2015 Annual Meeting of Stockholders for a term expiring in 2018.

The biographical information for each of our directors, includes all of the public company directorships held by such directors for the past five years.

Independent Directors (in alphabetical order)

Paul W. Adelgren. Mr. Adelgren has served as a director since January 2003. Mr. Adelgren has also served as a director of Gladstone Commercial since August 2003, a director of Gladstone Investment since June 2005 and a director of Gladstone Land since January 2013. From 1997 to the present, Mr. Adelgren has served as the pastor of Missionary Alliance Church. From 1991 to 1997, Mr. Adelgren was pastor of New Life Alliance Church. From 1988 to 1991, Mr. Adelgren was vice president—finance and materials for Williams & Watts, Inc., a logistics management and procurement business located in Fairfield, NJ. Prior to joining Williams & Watts, Mr. Adelgren served in the United States Navy, where he served in a number of capacities, including as the director of the Strategic Submarine Support Department, as an executive officer at the Naval Supply Center, and as the director of the Joint Uniform Military Pay System. He is a retired Navy Captain. Mr. Adelgren holds an MBA from Harvard Business School and a BA from the University of Kansas. Mr. Adelgren was selected to serve as an independent director on our Board of Directors due to his strength and experience in ethics, which also led to his appointment to the chairmanship of our Ethics, Nominating & Corporate Governance Committee, as well as his past service on our Board of Directors since 2003.

Michela A. English. Ms. English has served as director since June 2002. Ms. English is President and CEO of Fight for Children, a non-profit charitable organization focused on providing high quality education and health care services to underserved youth in Washington, D.C. Ms. English has also been a director of Gladstone Commercial since August 2003, a director of Gladstone Investment since June 2005 and a director of Gladstone Land since January 2013. From March 1996 to March 2004, Ms. English held several positions with Discovery Communications, Inc., including president of Discovery Consumer Products, president of Discovery Enterprises Worldwide and president of Discovery.com. From 1991 to 1996, Ms. English served as senior vice president of the National Geographic Society and was a member of the National Geographic Society’s Board of Trustees and Education Foundation Board. Prior to 1991, Ms. English served as vice president, corporate planning and business development for Marriott Corporation and as a senior engagement manager for McKinsey & Company. Ms. English currently serves as director of the Educational Testing Service (ETS), as a director of D.C. Preparatory Academy, a director of the District of Columbia Public Education Fund, a trustee of the Corcoran Gallery of Art and as a member of the Virginia Institute of Marine Science Council. Ms. English also previously served as a director of the Society for Science and the Public. Ms. English is an emeritus member of the board of Sweet Briar College. Ms. English holds a Bachelor of Arts in International Affairs from Sweet Briar College and a Master of Public and Private Management degree from Yale University’s School of Management. Ms. English was selected to serve as an independent director on our Board of Directors due to her greater than twenty years of senior management experience at various corporations and non-profit organizations as well as her past service on our Board of Directors since 2002.

Caren D. Merrick. Ms. Merrick has served as our director and as a director of Gladstone Commercial, Gladstone Land and Gladstone Investment since November 2014. Ms. Merrick is the founder of, and since 2014 has served as the chief executive officer of Pocket Mentor, a mobile application and digital publishing company focused on leadership development and career advancement. Since 2004 she has served as a partner with Bibury Partners, an investment and advisory firm that focuses on enterprise and consumer technology sectors. In addition, she has served as a board member of the Metropolitan Washington Airports Authority since 2012. Ms. Merrick co-founded and from 1996 to 2001 served as an executive vice president of, webMethods, Inc., a company that provides business-to-business enterprise software solution for Global 2000 companies. Ms. Merrick served on the boards of directors of VisualCV, a venture-backed online resume and corporate talent management solution, from 2008—2011, Inova Healthcare Services from 2001—2005, and the Northern Virginia Technology Council from 2000—2004 and WashingtonFirst Bankshares, Inc., (NASDAQ: WFMI) since May 2015. Ms. Merrick previously served as a member of the Technology Subgroup on the Virginia Governor’s Economic Development and Jobs Creation Commission from 2010—2011. Ms. Merrick also was director of AOL.com for America Online from 1996—1997, and has also been a consultant for Australia Post, a $5 billion government business enterprise that provides postal, retail and financial, logistics and fulfillment services across Australia. Ms. Merrick is also a founding investor in Venture Philanthropy Partners, a philanthropic investment organization that mentors nonprofit leaders in growing programs to improve the lives of children from low income families in the National Capital Region. She has also served on the boards of several Washington, DC area charities, including Greater DC Cares, CharityWorks, the Fairfax Symphony and the Langley School. She is an active member of ARCS—Advancing Science in America—Achievement Awards for College Scientists. She also currently serves on the Board of the Global Good Fund and the Women in Technology’s Leadership Foundry. Ms. Merrick received a BA in political science from the University of California, Los Angeles, and has received a Certificate of Director Education from the National Association of Corporate Directors. Ms. Merrick was selected to serve as an independent director on our Board of Directors due to her knowledge and experience in operating a business and her understanding of the small business area through experiences overseeing the successful growth of her own business and several large and small businesses, charities and non-profits.

John H. Outland. Mr. Outland has served as a director since December 2003. Mr. Outland has also served as a director of Gladstone Commercial since December 2003, a director of Gladstone Investment since June 2005 and a director of Gladstone Land since January, 2013. From March 2004 to June 2006, he served as vice president of Genworth Financial, Inc. From 2002 to March 2004, Mr. Outland served as a managing director for 1789 Capital Advisors, where he provided market and transaction structure analysis and advice on a consulting basis for multifamily commercial mortgage purchase programs. From 1999 to 2001, Mr. Outland served as vice president of mortgage-backed securities at Financial Guaranty Insurance Company where he was team leader for bond insurance transactions, responsible for sourcing business, coordinating credit, loan files, due diligence and legal review processes, and negotiating structure and business issues. From 1993 to 1999, Mr. Outland was senior vice president for Citicorp Mortgage Securities, Inc., where he securitized non-conforming mortgage product. From 1989 to 1993, Mr. Outland was vice president of real estate and mortgage finance for Nomura Securities International, Inc., where he performed due diligence on and negotiated the financing of commercial mortgage packages in preparation for securitization. Mr. Outland holds an MBA from Harvard Business School and a bachelor’s degree in Chemical Engineering from Georgia Institute of Technology. Mr. Outland was selected to serve as an independent director on our Board of Directors due to his more than twenty years of experience in the real estate and mortgage industry as well as his past service on our Board of Directors since 2003.

Anthony W. Parker. Mr. Parker has served as a director since August 2001. Mr. Parker has also served as a director of Gladstone Commercial since August 2003, a director of Gladstone Investment since June 2005 and a director of Gladstone Land since January, 2013. In January 2011, Mr. Parker was elected as treasurer of the Republican National Committee. In 1997 Mr. Parker founded Parker Tide Corp, which is a government contracting company providing mission critical solutions to the Federal government. From 1992 to 1996, Mr. Parker was chairman of, and a 50 percent stockholder of, Capitol Resource Funding, Inc., or CRF, a commercial finance company. Mr. Parker practiced corporate and tax law for over 15 years: from 1980 to 1983, he practiced at Verner, Liipfert, Bernhard & McPherson and from 1983 to 1992, in private practice. From 1973 to 1977, Mr. Parker served as executive assistant to the administrator of the U.S. Small Business Administration. Mr. Parker received his J.D. and Masters in Tax Law from Georgetown Law Center and his undergraduate degree from Harvard College. Mr. Parker was selected to serve as an independent director on our Board of Directors due to his expertise and wealth of experience in the field of corporate taxation as well as his past service on our Board of Directors since our inception. Mr. Parker’s knowledge of corporate tax was instrumental in his appointment to the chairmanship of our Audit Committee.

Walter H. Wilkinson, Jr. Mr. Wilkinson has served on our Board of Directors and on the boards of directors of Gladstone Investment, Gladstone Commercial and Gladstone Land since October 2014. Mr. Wilkinson is the founder and a general partner of Kitty Hawk Capital, a venture capital firm established in 1980 and based in Charlotte, North Carolina. He has served on the board of the N.C. State University Foundation and has previously served as Chairman of its Graduate School Advisory Board where he endowed the Wilkinson Research Ethics Fellowship. For many years he served on the board and chairman of the finance committee of the Ben Craig Center, a business incubator affiliated with the University of N.C. at Charlotte. He is a past member and director of the National Venture Capital Association and is a past member and Chairman of the National Association of Small Business Investment Companies. Mr. Wilkinson was founding Chairman of the Carolinas Chapter of the National Association of Corporate Directors (NACD), served on its board from December 2013 until December 2015, and is currently a NACD Leadership Fellow, having completed the NACD’s program for corporate directors and its continuing educational requirements to maintain this level of recognition. Mr. Wilkinson served as a director of R.F. Micro Devices, Inc. (NASDAQ:RFMD) from 1992, serving as its Chairman of its Board of Directors from July 2008, until its $11 billion merger with Triquint Semiconductor, Inc. (TQNT) in January, 2015 to form QORVO (QRVO). He currently serves as Lead Independent Director for QORVO. Mr. Wilkinson also serves or has served as a director of numerous venture-backed companies, both public and private. Mr. Wilkinson is a graduate of N.C. State University (BS) and the Harvard Graduate School of Business Administration (MBA). Mr. Wilkinson was selected to serve as an independent director on our Board of Directors due to his over 40 year career in the venture capital industry where he has helped to start or expand dozens of rapidly growing companies in a variety of industries. Mr. Wilkinson brings a unique perspective to our Board of Directors from his experience in overseeing the successful growth and evolution of numerous businesses and understanding the challenges of leading both private and public companies through changing economic conditions.

Interested Directors

David Gladstone. Mr. Gladstone is our founder and has served as our chief executive officer and chairman of our Board of Directors since our inception. He also served as our interim president from February 2013 to January 2014. Mr. Gladstone is also the founder of the Adviser and has served as its chief executive officer and chairman of its board of directors since its inception. Mr. Gladstone has also served as the chairman and chief executive officer of The Gladstone Companies, Ltd. since its inception in January 2016. Mr. Gladstone also founded and serves as the chief executive officer and chairman of the boards of directors of our affiliates, Gladstone Investment, Gladstone Commercial and Gladstone Land (of which he is also the president). Mr. Gladstone has also served on the board of managers of Gladstone Securities, LLC, a broker dealer that is an affiliate of the ours, since 2010. Prior to founding the Gladstone Companies, Mr. Gladstone served as either chairman or vice chairman of the board of directors of American Capital Strategies, Ltd., a publicly traded leveraged buyout fund and mezzanine debt finance company, from June 1997 to August 2001. From 1974 to February 1997, Mr. Gladstone held various positions, including chairman and chief executive officer, with Allied Capital Corporation (a mezzanine debt lender), Allied Capital Corporation II (a subordinated debt lender), Allied Capital Lending Corporation (a small business lending company), Allied Capital Commercial Corporation (a real estate investment company), and Allied Capital Advisers, Inc., a registered investment adviser that managed the Allied companies. The Allied companies were the largest group of publicly-traded mezzanine debt funds in the United States and were managers of two private venture capital limited partnerships (Allied Venture Partnership and Allied Technology Partnership) and a private REIT (Business Mortgage Investors). From 1992 to 1997, Mr. Gladstone served as a director, president and chief executive officer of Business Mortgage Investors, a privately held mortgage REIT managed by Allied Capital Advisers Inc., which invested in loans to small and medium-sized businesses. Mr. Gladstone is also a past director of Capital Automotive REIT, a real estate investment trust that purchases and net leases real estate to automobile dealerships. Mr. Gladstone served as a director of The Riggs National Corporation (the parent of Riggs Bank) from 1993 to May 1997 and of Riggs Bank from 1991 to 1993. He has served as a trustee of The George Washington University and currently is a trustee emeritus. He is a past member of the Listings and Hearings Committee of the National Association of Securities Dealers, Inc. He is a past member of the advisory committee to the Women’s Growth Capital Fund, a venture capital firm that finances women-owned small businesses. Mr. Gladstone was the founder and managing member of The Capital Investors, LLC, a group of angel investors, and is currently a member emeritus. He is also the past chairman and past owner of Coastal Berry Company, LLC, a large strawberry farming operation in California. Mr. Gladstone holds an MBA from the Harvard Business School, an MA from American University and a BA from the University of Virginia. Mr. Gladstone has co-authored two books on financing for small and medium-sized businesses, Venture Capital Handbook and Venture Capital Investing. Mr. Gladstone was selected to serve as a director on our Board of Directors due to the fact that he is our founder and has greater than thirty years of experience in the industry, including his service as our chairman and chief executive since our inception.

Terry Lee Brubaker. Mr. Brubaker has been our chief operating officer and a director since our inception in 2001 and served as our secretary from 2001 to October 2012. He also served as our president from May 2001 through April 2004, when he assumed the duties of vice chairman. Mr. Brubaker has also served as a director of the Adviser since its inception. He also served as president of the Adviser from its inception through February 2006, when he assumed the duties of vice chairman and chief operating officer. Mr. Brubaker also served as secretary of the Adviser from 2006 to February 2011. He has served as vice chairman, chief operating officer and as a director of Gladstone Investment since its inception and as secretary from its inception until October 2012. Mr. Brubaker has also served chief operating officer and as a director of Gladstone Commercial since February 2003, and as president from February 2003 through July 2007, when he assumed the duties of vice chairman and as secretary from 2003 through October 2012. Mr. Brubaker has also served as the vice chairman and chief operating officer of Gladstone Land since April 2007. In March 1999, Mr. Brubaker founded and, until May 1, 2003, served as chairman of Heads Up Systems, a company providing process industries with leading edge technology. From 1996 to 1999, Mr. Brubaker served as vice president of the paper group for the American Forest & Paper Association. From 1992 to 1995, Mr. Brubaker served as president of Interstate Resources, a pulp and paper company. From 1991 to 1992, Mr. Brubaker served as president of IRI, a radiation measurement equipment manufacturer. From 1981 to 1991, Mr. Brubaker held several management positions at James River Corporation, a forest and paper company, including vice president of strategic planning from 1981 to 1982, group vice president of the Groveton Group and Premium Printing Papers from 1982 to 1990, and vice president of human resources development in 1991. From 1976 to 1981, Mr. Brubaker was strategic planning manager and marketing manager of white papers at Boise Cascade. Previously, Mr. Brubaker was a senior engagement manager at McKinsey & Company from 1972 to 1976. Prior to 1972, Mr. Brubaker was a U.S. Navy fighter pilot. Mr. Brubaker holds an MBA from the Harvard Business School and a BSE from Princeton University. Mr. Brubaker was selected to serve as a director on our Board of Directors due to his more than thirty years of experience in various mid-level and senior management positions at several corporations as well as his past service on our Board of Directors since our inception.

Executive Officers and Certain Other Officers Who Are Not Directors

Information regarding our executive officers and certain other officers who are not directors is as follows (the address for each executive officer is c/o Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102):

Name	Age	Position
Michael LiCalsi	46	General Counsel and Secretary
Robert L. Marcotte	58	President
Nicole Schaltenbrand	34	Chief Financial Officer and Treasurer

Michael LiCalsi. Mr. LiCalsi is general counsel for all of the affiliated Gladstone companies and has served in this capacity since October 2009. He has also served as secretary of all of the affiliated Gladstone companies since October 2012. In addition, Mr. LiCalsi is the president of the Administrator, since July 2013, and serves as managing principal of Gladstone Securities and as a member of its board of managers, since 2010.

Robert L. Marcotte. Mr. Marcotte has served as our president since January 2014 and as an executive managing director of the Adviser since December 2013. From 2002 to December 2013 Mr. Marcotte worked at MCG Capital Corporation, serving as executive vice president and co-head of asset management for MCG Capital Corporation since 2007, where he was responsible for investment origination, evaluation, underwriting and portfolio management for the $500+ million publically traded BDC. He also served on MCG Capital Corporation’s investment committee since 2007. Mr. Marcotte was chief financial officer for Aleron, Inc, a wholesale internet access and network services provider, from 2001 to 2002, and worked in the investment banking division of Goldman, Sachs & Co. from 1998 to 2001 and Merrill Lynch & Co. from 1992 to 1998. Mr. Marcotte worked in the project financing department for GE Capital from 1986 to 1992 and as a banking officer at Mellon Bank from 1980 to 1986. Mr. Marcotte received a Bachelor of Science in Business Administration from Georgetown University.

Nicole Schaltenbrand. Ms. Schaltenbrand served as our chief accounting officer from November 2015 to March 2016 when she was appointed chief financial officer and treasurer. From May 2012 to November 2015, Ms. Schaltenbrand served as a senior manager of SEC reporting and accounting policy at National Rural Utilities Cooperative Finance Corporation. From September 2004 through May 2012, Ms. Schaltenbrand worked in the assurance practice at KPMG LLP where she attained the level of senior audit manager. She received a Bachelor of Science in Accounting from the Pennsylvania State University and is a licensed CPA in the Commonwealth of Virginia.

Employment Agreements

We are not a party to any employment agreements. Messrs. Gladstone and Brubaker have entered into employment agreements with the Adviser, whereby they are direct employees of the Adviser.

Director Independence

As required under NASDAQ listing standards, our Board of Directors annually determines each director’s independence, and continually assesses the independence of each of the directors throughout the year. The NASDAQ listing standards provide that a director of a BDC is considered to be independent if he or she is not an “interested person” of ours, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with us.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent auditors, the Board of Directors has affirmatively determined that the following six directors are independent directors within the meaning of the applicable NASDAQ listing standards: Messrs. Adelgren, Outland, Parker and Wilkinson and Mses. English and Merrick. In making this determination, the Board of Directors found that none of these directors had a material or other disqualifying relationship with us. Mr. Gladstone, the chairman of our Board of Directors and chief executive officer and Mr. Brubaker, our vice chairman and chief operating officer, are not independent directors by virtue of their positions as our officers or as officers of the Adviser or their employment by the Adviser.

Corporate Leadership Structure

Mr. Gladstone has served as chairman of our Board of Directors and our chief executive officer since our inception and as our interim president from February 2013 to January 2014. Our Board of Directors believes that our chief executive officer is best situated to serve as chairman because he is the director most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. In addition, Mr. Adelgren, one of our independent directors, serves as the lead director for all meetings of our independent directors held in executive session. The lead director has the responsibility of presiding at all executive sessions of our Board of Directors, consulting with the chairman and chief executive officer on Board of Directors and committee meeting agendas, acting as a liaison between management and the independent directors and facilitating teamwork and communication between the independent directors and management.

Our Board of Directors believes the combined role of chairman and chief executive officer, together with an independent lead director, is in the best interest of stockholders because it provides the appropriate balance between strategic development and independent oversight of risk management. In coming to this conclusion, the Board of Directors considered the importance of having an interested chairperson that is familiar with our day-to-day management activities, our portfolio companies and the operations of the Adviser. The Board of Directors concluded that the combined role enhances, among other things, the Board of Directors’ understanding of our investment portfolio, business, finances and risk management efforts. In addition, the Board of Directors believes that Mr. Gladstone’s employment by the Adviser better allows for the efficient mobilization of the Adviser’s resources at the Board of Directors’ behest and on its behalf. See “—Oversight of Risk Management” for more information on the oversight function of our Board of Directors.

Committees of Our Board of Directors

Executive Committee. Membership of our executive committee is comprised of Messrs. Gladstone, Brubaker and Parker. The executive committee has the authority to exercise all powers of our Board of Directors except for actions that must be taken by a majority of independent directors or the full Board of Directors under the Maryland General Corporation Law, including electing our chairman and president. Mr. Gladstone serves as chairman of the executive committee. The executive committee did not meet during the last fiscal year.

Audit Committee. The Audit Committee oversees our corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions. It evaluates the performance and assesses the qualifications of the independent registered public accounting firm; determines and approves the engagement of the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm; reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on our audit engagement team as required by law; confers with management and the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review our annual audited financial statements and quarterly financial statements with management and the independent registered public accounting firm, including reviewing our disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as included in certain of our filings with the SEC. During fiscal year 2016, the Audit Committee was composed of Messrs. Parker (Chairperson) and Outland and Mses. English and Merrick. Messrs. Adelgren and Wilkinson currently serve as alternate members of the Audit Committee. Alternate members of the Audit Committee serve and participate in meetings of the Audit Committee only in the event of an absence of a regular member of the Audit Committee. The Audit Committee met eight times during the last fiscal year. The Audit Committee has adopted a written charter that is available to stockholders on our website at www.gladstonecapital.com.

Our Board of Directors has determined that all members and alternate members of our Audit Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). No members of the Audit Committee received any compensation from us during the last fiscal year other than directors’ fees. Our Board of Directors has unanimously determined all Audit Committee members and alternate members are financially literate under current NASDAQ rules and that Messrs. Adelgren, Outland, Parker and Wilkinson and Mses. English and Merrick each qualify as an “audit committee financial expert,” as defined in applicable SEC rules. Our Board of Directors made a qualitative assessment of the members’ level of knowledge and experience based on a number of factors, including formal education and experience. Messrs. Parker and Outland and Mses. English and Merrick also serve on the audit committees of Gladstone Commercial Corporation, Gladstone Land Corporation and Gladstone Investment Corporation. Our Audit Committee’s current alternate members, Messrs. Adelgren and Wilkinson, also serve as alternate members on the audit committees of Gladstone Commercial Corporation, Gladstone Land Corporation and Gladstone Investment Corporation. Our Board of Directors has determined that this simultaneous service does not impair the respective directors’ ability to effectively serve on our Audit Committee.

Compensation Committee. The Compensation Committee operates pursuant to a written charter that is available to stockholders on our website at www.gladstonecapital.com. The Compensation Committee conducts periodic reviews of our Advisory Agreement and our Administration Agreement to evaluate whether the fees paid to our Adviser and our Administrator under the agreements are in the best interests of us and our stockholders. The committee considers in such periodic reviews, among other things, whether the fees paid to our Adviser and our Administrator are reasonable in relation to the nature and quality of services performed and whether the provisions of the Advisory and Administration Agreements are being satisfactorily performed. The Compensation Committee also reviews with management our Compensation Discussion and Analysis to consider whether to recommend that it be included in proxy statements and other filings. During the last fiscal year, the Compensation Committee was composed of Messrs. Outland (Chairperson), Adelgren and Wilkinson. Mr. Parker and Mses. English and Merrick currently serve as alternate members of the Compensation Committee. Alternate members of the Compensation Committee serve and participate in meetings of the Compensation Committee only in the event of an absence of a regular member of the Compensation Committee. The Compensation Committee met four times during the last fiscal year.

Our Board of Directors has determined that all members and alternate members of our Compensation Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). No members of the Compensation Committee received compensation from us during the last fiscal year other than directors’ fees. Messrs. Outland, Adelgren and Wilkinson also serve on the compensation committees of Gladstone Commercial Corporation, Gladstone Land Corporation and Gladstone Investment Corporation. Our Compensation Committee’s current alternate members, Mr. Parker and Ms. English also serve as alternate members on the compensation committees of Gladstone Commercial Corporation, Gladstone Land Corporation and Gladstone Investment Corporation. Our Board of Directors has determined that this simultaneous service does not impair the respective directors’ ability to effectively serve on our Compensation Committee.

Ethics, Nominating and Corporate Governance Committee. The Ethics Committee is responsible for identifying, reviewing and evaluating candidates to serve as our directors (consistent with criteria approved by our Board of Directors), reviewing and evaluating incumbent directors, recommending to our Board of Directors for selection candidates for election to our Board of Directors, including any nominations submitted by our stockholders as discussed below, making recommendations to our Board of Directors regarding the membership of the committees of our Board of Directors, assessing the performance of our Board of Directors, and developing our corporate governance principles. Our Ethics Committee charter can be found on our website at www.gladstonecapital.com. The Ethics Committee also considers nominations from stockholders pursuant to our bylaws given that such nomination is received in accordance to the procedure for submitting nominations or proposals before an annual or special meeting of our stockholders, which we refer to as the stockholder notice procedure. For additional information on stockholder notice procedure, see “Certain Provisions of Maryland Law and of Our Charter and Bylaws—Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals” below.

During fiscal year 2016, membership of the Ethics Committee was composed of Messrs. Adelgren (Chairperson), Outland and Wilkinson. Mr. Parker and Mses. English and Merrick currently serve as alternate members of the committee. Alternate members of the Ethics Committee serve and participate in meetings of the committee only in the event of an absence of a regular member of the committee. Each member and alternate member of the Ethics Committee is independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). The Ethics Committee met four times during the last fiscal year.

The Offering Committee. The Offering Committee, which is composed of Messrs. Gladstone (Chairman), Brubaker and Parker, with each of our other current and future directors who meet the independence requirements of NASDAQ serving as alternates for Mr. Parker, is responsible for assisting the Board of Directors in discharging its responsibilities regarding the offering from time to time of our securities. The Offering Committee has all powers of the Board of Directors that are necessary or appropriate and may lawfully be delegated to the Offering Committee in connection with an offering of our securities. Our Offering Committee was formed in January 2013, and operates pursuant to a written charter, which can be found in the Corporate Governance section of our website at www.gladstonecapital.com. The Offering Committee did not meet during the last fiscal year.

The Valuation Committee. The Valuation Committee, which is composed of Ms. Merrick (Chairman), and Messrs. Outland, Parker and Wilkinson, with each of our other current and future independent directors serving as alternates, is responsible for assisting the Board of Directors in determining the fair value of our investment portfolio or other assets in compliance with the Investment Company Act of 1940, as amended, and assisting the Board of Directors’ compliance with legal and regulatory requirements, as well as risk management, related to valuation. The Valuation Committee was formed in July 2015, and operates pursuant to a written charter. The Valuation Committee met four times during the last fiscal year.

Qualifications for Director Candidates. The Ethics, Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Ethics, Nominating and Corporate Governance Committee also considers such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to our affairs, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. However, the Ethics, Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of our Board of Directors, our operating requirements and the long-term interests of our stockholders.

Though we have no formal policy addressing diversity, the Ethics, Nominating and Corporate Governance Committee and Board of Directors believe that diversity is an important attribute of directors and that our Board of Directors should be the culmination of an array of backgrounds and experiences and be capable of articulating a variety of viewpoints. Accordingly, the Ethics, Nominating and Corporate Governance Committee considers in its review of director nominees factors such as values, disciplines, ethics, age, gender, race, culture, expertise, background and skills, all in the context of an assessment of the perceived needs of us and our Board of Directors at that point in time in order to maintain a balance of knowledge, experience and capability.

In the case of incumbent directors whose terms of office are set to expire, the Ethics, Nominating and Corporate Governance Committee reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Ethics, Nominating and Corporate Governance Committee also determines whether such new nominee must be independent for NASDAQ purposes, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Ethics, Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Ethics, Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board of Directors. The Ethics, Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to our Board of Directors by majority vote. To date, the Ethics, Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

Nominations made by stockholders must be made by written notice (setting forth the information required by our bylaws) received by the secretary of our company at least 120 days in advance of an annual meeting or within 10 days of the date on which notice of a special meeting for the election of directors is first given to our stockholders.

Meetings. During the fiscal year ended September 30, 2016, each member of our Board of Directors attended 75% or more of the aggregate of the meetings of our Board of Directors and of the committees on which he or she served.

Oversight of Risk Management

Since September 2007, Jack Dellafiora has served as our chief compliance officer and, in that position, Mr. Dellafiora directly oversees our enterprise risk management function and reports to our chief executive officer, the Audit Committee and our Board of Directors in this capacity. Mr. Dellafiora also serves as chief compliance officer of Gladstone Commercial, Gladstone Land, Gladstone Investment, the Adviser, the Administrator and Gladstone Securities. Mr. Dellafiora also serves as a managing principal of and is on the board of managers of Gladstone Securities, LLC. He additionally serves as the chief financial officer of the Adviser and the Administrator. In fulfilling his risk management responsibilities, Mr. Dellafiora works closely with our general counsel and other members of senior management including, among others, our chief executive officer, president, chief financial officer, treasurer and chief operating officer.

Our Board of Directors, in its entirety, plays an active role in overseeing management of our risks. Our Board of Directors regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. Each of the following committees of our Board of Directors plays a distinct role with respect to overseeing management of our risks:

•	Audit Committee: Our Audit Committee oversees the management of enterprise risks. To this end, our Audit Committee meets at least annually (i) to discuss our risk management guidelines, policies and exposures and (ii) with our independent registered public accounting firm to review our internal control environment and other risk exposures.

•	Compensation Committee: Our Compensation Committee oversees the management of risks relating to the fees paid to our Adviser and Administrator under the Advisory Agreement and the Administration Agreement, respectively. In fulfillment of this duty, the Compensation Committee meets at least annually to review these agreements. In addition, the Compensation Committee reviews the performance of our Adviser and our Administrator to determine whether the fees paid to our Adviser and Administrator were reasonable in relation to the nature and quality of services performed and whether the provisions of the Advisory Agreement and the Administration Agreement were being satisfactorily performed.

•	Ethics, Nominating and Corporate Governance Committee: Our Ethics Committee manages risks associated with the independence of our Board of Directors and potential conflicts of interest.

•	Valuation Committee: Our Valuation Committee manages risks associated with valuation of our investment portfolio and other assets. In addition the Valuation Committee facilitates communication between the Board of Directors, our senior and financial management and our independent public accountants related to valuation matters.

While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the committees each report to our Board of Directors on a regular basis to apprise our Board of Directors regarding the status of remediation efforts of known risks and of any new risks that may have arisen since the previous report.

Summary of Compensation

Executive Compensation

None of our executive officers receive direct compensation from us. We do not currently have any employees and do not expect to have any employees in the foreseeable future. The services necessary for the operation of our business are provided to us by our officers and the other employees of our Adviser and Administrator, pursuant to the terms of the Advisory and Administration Agreements, respectively. Mr. Gladstone, our chairman, chief executive officer and president and Mr. Brubaker, our vice chairman, chief operating officer and assistant secretary, are both employees of and compensated directly by our Adviser. Ms. Morrison, our former chief financial officer and treasurer, and Ms. Schaltenbrand, who was appointed chief financial officer and treasurer on March 14, 2016, are employees of our Administrator. Under the Administration Agreement, we reimburse our Administrator for our allocable portion of Ms. Morrison’s and Ms. Schaltenbrand’s salary. During our last fiscal year, our allocable portion of Ms. Morrison’s compensation paid by our Administrator was approximately $28,851.26 of her salary, $6,525 of her bonus, and $9,184.62 of the cost of her benefits. During our last fiscal year, our allocable portion of Ms. Schaltenbrand’s compensation paid by our Administrator was approximately $36,954.50 of her salary, $10,701.00 of her bonus, and $5,281.79 of the cost of her benefits.

During the fiscal year ended September 30, 2015, we incurred total fees of approximately $8.1 million to our Adviser under the Advisory Agreement, $1.0 million to our Administrator under the Administration Agreement and $0.9 million in fees for investment banking services were paid by certain of our portfolio companies to Gladstone Securities pursuant to separate agreements between such portfolio companies and Gladstone Securities. For a discussion of the terms of our Advisory and Administration Agreements and transactions with Gladstone Securities, see “Certain Transactions—Investment Advisory and Management Agreement” and “Certain Transactions—Investment Banking Services.”

Compensation of Directors

The following table shows, for the fiscal year ended September 30, 2016, compensation awarded to or paid to our current directors who are not executive officers, which we refer to as our non-employee directors, for all services rendered to us during this period. No compensation is paid to directors who are our executive officers for their service on our Board of Directors. We do not issue stock options and therefore have no information to report relating to stock option grants and exercises for our directors.

Name	Aggregate Compensation from Fund	Total Compensation from Fund and Fund Complex Paid to Directors(1)
Paul W. Adelgren	$35,000	$140,000
Michela A. English	$34,000	$133,000
Caren D. Merrick	$41,000	$156,000
John H. Outland	$49,000	$192,000
Anthony W. Parker	$41,000	$164,500
Walter H. Wilkinson, Jr.	$38,000	$148,000

(1)	Includes compensation the director received from Gladstone Investment, as part of our Fund Complex. Also includes compensation the director received from Gladstone Commercial, our affiliate and a real estate investment trust, and Gladstone Land, our affiliate and a real estate investment trust, although not part of our Fund Complex.

For our fiscal year ended September 30, 2016, as compensation for serving on our Board of Directors, each of our independent directors received an annual fee of $20,000, an additional $1,000 for each Board of Directors meeting attended, and an additional $1,000 for each committee meeting attended if such committee meeting took place on a day other than when the full Board of Directors met. In addition, the chairpersons of the Audit, Compensation and Valuation Committees received an annual fee of $3,000, and the chairperson of the Ethics Committee received an annual fee of $1,000 for their additional services in these capacities. We also reimburse our directors for their reasonable out-of-pocket expenses incurred in attending Board of Directors and committee meetings.

Effective October 1, 2016, (i) the annual fee received by all independent directors for their services on our Board of Directors increased from $20,000 to $25,000 and (ii) the annual fee received by the chairperson of the Audit Committee increased from $3,000 to $7,500.

We do not pay any compensation to directors who also serve as our officers, or as officers or directors of our Adviser or our Administrator, in consideration for their service to us. Our Board of Directors may change the compensation of our independent directors in its discretion. None of our independent directors received any compensation from us during the fiscal year ended September 30, 2016, other than for Board of Directors or committee service and meeting fees.

Certain Transactions

Investment Advisory and Management Agreement

We are externally managed by our Adviser, an affiliate of ours, pursuant to the Advisory Agreement and another of our affiliates, the Administrator, provides administrative services to us pursuant to an Administration Agreement. Each of the Adviser and Administrator are privately-held companies that are indirectly owned and controlled by David Gladstone, our chairman and chief executive officer. Our Adviser directly employs personnel that manage our portfolio investments and directly pays our payroll, benefits, and general expenses regarding such personnel. The Administrator employs, among others, our chief financial officer and treasurer, chief valuation officer, chief compliance officer, general counsel and secretary (who also serves as the president of the Administrator) and their respective staffs and directly pays our payroll, benefits, and general expenses regarding such personnel. The management services and fees in effect under the Advisory Agreement and the administrative services under the Administration Agreement are described further below. In addition, we pay our direct expenses including, but not limited to, directors’ fees, legal and accounting fees and stockholder related expenses under the Advisory Agreement.

The principal executive office of the Adviser and Administrator is 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102.

Management Services Provided to Us by our Adviser

The Adviser is a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Subject to the overall supervision of our Board of Directors, the Adviser provides investment advisory and management services to us. Under the terms of our Advisory Agreement, the Adviser has investment discretion with respect to our capital and, in that regard:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio, and the manner of implementing such changes;

•	identifies, evaluates, and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	closes and monitors the investments we make; and

•	makes available on our behalf, and provides if requested, managerial assistance to our portfolio companies.

The Adviser’s services under the Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Portfolio Management

The Adviser takes a team approach to portfolio management; however, the following persons are primarily responsible for the day-to-day management of our portfolio and comprise the Adviser’s investment committee: David Gladstone, Terry Lee Brubaker, and Robert L. Marcotte whom we refer to collectively as the Portfolio Managers. Our investment decisions are made on our behalf by the investment committee of the Adviser by unanimous decision.

Mr. Gladstone has served as the chairman and the chief executive officer of the Adviser, since he founded the Adviser in 2002, along with Mr. Brubaker. Mr. Brubaker has served as the vice chairman and chief operating officer of the Adviser since 2002 and served as secretary of the Adviser from 2002 to February 2011. Mr. Marcotte has served as an executive managing director of the Adviser since December 2013 and as our president since January 2014. For more complete biographical information on Messrs. Gladstone, Brubaker and Marcotte please see “Management—Board of Directors—Interested Directors” and “Management—Executive Officers and Certain Other Officers Who Are Not Directors.”

As discussed above, the Portfolio Managers are all officers or directors, or both, of the Adviser and Messrs. Gladstone and Brubaker are managers of the Administrator. David Gladstone is the controlling stockholder of the parent company of the Adviser and Administrator. Although we believe that the terms of the Advisory Agreement and Administration Agreement are no less favorable to us than those that could be obtained from unaffiliated third parties in arms’ length transactions, the Adviser and Administrator and their officers and directors have a material interest in the terms of these agreements. Based on an analysis of publicly available information, the Board of Directors believes that the terms and the fees payable under the Advisory Agreement and Administration Agreement are similar to those of the agreements between other BDCs that do not maintain equity incentive plans and their external investment advisers and administrators.

The Adviser and Administrator provide investment advisory and administration services to other Affiliated Public Funds. As such, the Portfolio Managers also are primarily responsible for the day-to-day management of the portfolios of other pooled investment vehicles in the Affiliated Public Funds that are managed by the Adviser. As of the date hereof, Messrs. Gladstone and Brubaker are primarily responsible for the day-to-day management of Gladstone Land, a publicly traded agricultural real estate company, Messrs. Gladstone, Brubaker, and Dullum (the president of Gladstone Investment) are primarily responsible for the day-to-day management of the portfolio of Gladstone Investment, another publicly-traded BDC and Messrs. Gladstone, Brubaker and Cutlip (the president of Gladstone Commercial) are primarily responsible for the day to day management of Gladstone Commercial, a publicly-traded real estate investment trust. As of September 30, 2016, the Adviser had an aggregate of approximately $2.0 billion in total assets under management.

Conflicts of Interest

As discussed above, the Portfolio Managers who are our executive officers and directors, and the officers and directors of the Adviser, serve or may serve as officers, directors, or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Mr. Gladstone, our chairman and chief executive officer, is chairman of the board and chief executive officer of the Adviser, Gladstone Investment, Gladstone Commercial, and Gladstone Land with management responsibilities for the other members of the Gladstone Companies, other than Gladstone Securities, where he sits on the board of managers as an outside non-employee manager. In addition, Mr. Brubaker, our vice chairman and chief operating officer, is vice chairman and chief operating officer of the Adviser, Gladstone Land, Gladstone Investment and Gladstone Commercial. Mr. Marcotte, our president, is an executive managing director of the Adviser. Moreover, the Adviser may establish or sponsor other investment vehicles which from time to time may have potentially overlapping investment objectives with ours and accordingly may invest in, whether principally or secondarily, asset classes we target. While the Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, the Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the Company or the Affiliated Public Fund with the investment strategy that most closely fits the investment opportunity. Nevertheless, the management of the Adviser may face conflicts in the allocation of investment opportunities to other entities managed by the Adviser. As a result, it is possible that we may not be given the opportunity to participate in certain investments made by other funds managed by the Adviser. Our Board of Directors approved a revision of our investment objectives and strategies that became effective in October 2012, which may enhance the potential for conflicts in the allocation of investment opportunities to us and other entities managed by the Adviser.

In certain circumstances, we may make investments in a portfolio company in which one of our affiliates has or will have an investment, subject to satisfaction of any regulatory restrictions and, where required, to the prior approval of our Board of Directors. As of September 30, 2016, our Board of Directors has approved the following types of co-investment transactions:

•	Our affiliate, Gladstone Commercial, may, under certain circumstances, lease property to portfolio companies that we do not control. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria of Gladstone Commercial, and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours.

•	We may invest simultaneously with our affiliate Gladstone Investment in senior syndicated loans whereby neither we nor any affiliate has the ability to dictate the terms of the loans.

•	Pursuant to the Co-Investment Order, under certain circumstances, we may co-invest with Gladstone Investment and any future BDC or closed-end management investment company that is advised by the Adviser (or sub-advised by the Adviser if it controls the fund), or any combination of the foregoing, subject to the conditions included therein.

Certain of our officers, who are also officers of the Adviser, may from time to time serve as directors of certain of our portfolio companies. If an officer serves in such capacity with one of our portfolio companies, such officer will owe fiduciary duties to stockholders of the portfolio company, which duties may from time to time conflict with the interests of our stockholders.

In the course of our investing activities, we will pay management and incentive fees to the Adviser and will reimburse the Administrator for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through our investors themselves making direct investments. As a result of this arrangement, there may be times when the management team of the Adviser has interests that differ from those of our stockholders, giving rise to a conflict. In addition, as a BDC, we make available significant managerial assistance to our portfolio companies and provide other services to such portfolio companies. While neither we nor the Adviser currently receive fees in connection with managerial assistance, the Adviser and Gladstone Securities have, at various times, provided other services to certain of our portfolio companies and received fees for services other than managerial assistance as discussed in “Business—Ongoing Management of Investment Portfolio Company Relationships—Managerial Assistance and Services.”

Portfolio Manager Compensation

The Portfolio Managers receive compensation from the Adviser in the form of a base salary plus a bonus. Each of the Portfolio Managers’ base salaries is determined by a review of salary surveys for persons with comparable experience who are serving in comparable capacities in the industry. Each Portfolio Manager’s base salary is set and reviewed yearly. Like all employees of the Adviser, a Portfolio Manager’s bonus is tied to the performance of the Adviser and the entities that it advises. A Portfolio Manager’s bonus increases or decreases when the Adviser’s income increases or decreases. The Adviser’s income, in turn, is directly tied to the management and performance fees earned in managing its investment funds, including Gladstone Capital. Pursuant to the Advisory Agreement, the Adviser receives an incentive fee based on net investment income in excess of the hurdle rates and capital gains as set out in the Advisory Agreement. Pursuant to the investment advisory and management agreement between the Adviser and the Company, the Adviser receives a base management fee and an incentive fee based on net investment income in excess of the hurdle rates and capital gains as set out in the Advisory Agreement. During the fiscal years ended September 30, 2016, 2015 and 2014, we incurred net fees of approximately $7.9 million, $8.1 million and $8.1 million respectively, to our Adviser under the Advisory Agreement. See “Business—Transactions with Related Parties—Investment Advisory and Management Agreement” for a full discussion of how such fees are computed and paid.

Administrator Compensation

We pay the Administrator pursuant to the Administration Agreement for our allocable portion of the Administrator’s expenses incurred while performing services to us, which are primarily rent and salaries and benefits expenses of the Administrator’s employees. During the fiscal years ended September 30, 2016, 2015 and 2014, we incurred total fees of approximately $1.2 million, $1.0 million, and $0.9 million, respectively, to our Administrator under the Administration Agreement. See “Business—Transactions with Related Parties—Administration Agreement” for more information about how these fees are calculated.

Duration and Termination

Unless terminated earlier as described below, the Advisory Agreement and the Administration Agreement will remain in effect from year to year if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. On July 12, 2016, we renewed the Advisory Agreement and the Administration Agreement through August 31, 2017. The Board of Directors considered the following factors as the basis for its decision to renew the Advisory Agreement: (1) the nature, extent and quality of services provided by the Adviser to our stockholders; (2) the investment performance of the Company and the Adviser, (3) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Company, (4) the extent to which economies of scale will be realized as the Company and the Company’s affiliates that are managed by the same Adviser (Gladstone Commercial, Gladstone Capital and Gladstone Land) grow and whether the fee level under the Advisory Agreement reflects the economies of scale for the Company’s investors, (5) the fee structure of the advisory and administrative agreements of comparable funds, and (6) indirect profits to the Adviser created through the Company and (7) in light of the foregoing considerations, the overall fairness of the advisory fee paid under the Advisory Agreement.

The Advisory Agreement will automatically terminate in the event of its assignment. The Advisory Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other. See “Risk Factors—We are dependent upon our key management personnel and the key management personnel of the Adviser, particularly David Gladstone, Terry Lee Brubaker and Robert L. Marcotte and on the continued operations of the Adviser, for our future success.”

Indemnification

Each of the Advisory and Administration Agreements provide that, absent willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of the reckless disregard of their duties and obligations (as the same may be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder), the Adviser, the Administrator and their respective officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with them are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s or Administrator’s services under the Advisory or Administration Agreements or otherwise as an investment adviser of ours.

In our charter and bylaws, we have agreed to indemnify certain officers and directors by providing, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as our director, officer or other agent, to the fullest extent permitted under Maryland law and our bylaws. Notwithstanding the foregoing, the indemnification provisions shall not protect any officer or director from liability to us or our stockholders as a result of any action that would constitute willful misfeasance, bad faith or gross negligence or reckless disregard of the duties involved in the conduct of the office.

Loan Servicing Fee Pursuant to Credit Facility

The Adviser services, administers and collects on the loans pledged under our credit facility pursuant to a loan servicing agreement with our wholly-owned subsidiary, Business Loan, in return for a 1.5% annual fee, based on the monthly aggregate outstanding loan balance of the loans pledged under our credit facility. Since Business Loan is a consolidated subsidiary of the Company, and overall, the base management fee (including any loan servicing fee, cannot exceed 1.75% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year, loan servicing fees paid to the Adviser under this agreement directly reduce the amount of fees payable under the Advisory Agreement. Loan servicing fees of approximately $3.9 million, $3.8 million, and $3.5 million were incurred for the fiscal years ended September 30, 2016, 2015, and 2014, respectively, all of which were directly credited against the amount of the base management fee due to the Adviser under the Advisory Agreement.

Other Transactions

Mr. Gladstone also serves on the board of managers of our affiliate, Gladstone Securities, LLC (“Gladstone Securities”), a privately-held broker-dealer registered with the Financial Industry Regulatory Authority (“FINRA”) and insured by the Securities Investor Protection Corporation. Gladstone Securities is 100% indirectly owned and controlled by Mr. Gladstone and has provided other services, such as investment banking and due diligence services, to certain of our portfolio companies, for which Gladstone Securities receives a fee (paid by such portfolio companies) in an amount not greater than 1% of each investment at closing. Messrs. Gladstone, LiCalsi and Dellafiora serve on the board of managers of Gladstone Securities and certain of the employees of the Adviser, who are also registered representatives of Gladstone Securities, perform the investment banking services on behalf of Gladstone Securities. Any such fees paid by portfolio companies to Gladstone Securities do not impact the fees we pay to the Adviser or the voluntary, unconditional, and irrevocable credits against the base management fee. Such investment banking fees are outside of the scope of the Advisory Agreement and the Administration Agreement. Therefore, they are not credited back to the Company and are entirely retained by Gladstone Securities. Our Board of Directors reviews, approves and ratifies these fees each quarter. For additional information refer to Note 4—Related Party Transactions of the notes to our accompanying Consolidated Financial Statements.

Loans

At September 30, 2016, we did not have any loans outstanding to affiliates.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding the ownership of the common and preferred stock of the Company as of November 14, 2016, by: (i) each current director; (ii) each of our named executive officers; (iii) all of our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than 5% of our common stock. None of our executive officers or directors own shares of our 6.75% Series 2021 Term Preferred Stock, and, to our knowledge, no person beneficially owns more than 5% of our Series 2021 Term Preferred Stock. Except as otherwise noted, the address of the individuals below is c/o Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 100, McLean, VA 22102. As of December 31, 2015, no independent director (or his/her immediate family members) owned securities of the Adviser.

Beneficial Ownership of Common Stock(1)(2)

Name and Address	Number of Common Shares	Percent of Total
Directors:
David Gladstone	1,195,794	4.72%
Terry Lee Brubaker	93,334	*
Paul W. Adelgren	7,893	*
Michela A. English	1,589	*
Caren D. Merrick	1,835	*
John H. Outland	2,246	*
Anthony W. Parker	0	*
Walter H. Wilkinson, Jr.	6,758	*
Named Executive Officers (that are not also Directors):
Melissa Morrison(3)	375	*
Nicole Schaltenbrand(3)	0	*
All executive officers and directors as a group (11 persons)	1,633,993	6.45%

*	Less than 1%
(1)	This table is based upon information supplied by executive officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and sole investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 23,431,622 shares of common stock outstanding on December 31, 2015. No executive officers or directors held shares of our preferred stock as of December 31, 2015, nor was anyone a principal stockholder of our preferred stock on such date.
(2)	Ownership calculated in accordance with Rule 13d-3 of the Exchange Act.
(3)	Ms. Schaltenbrand replaced Ms. Morrison as chief financial officer and treasurer, effective March 14, 2016.

The following table sets forth, as of November 14, 2016, the dollar range of equity securities that are beneficially owned by each of our directors in the Company and in both the Company and Gladstone Investment in the aggregate. Gladstone Investment is our affiliate and a BDC that is also externally managed by the Adviser.

Name	Dollar Range of Equity Securities of the Company Owned by Director Nominees(1)(2)	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(1)(2)
Interested Directors:
David Gladstone	Over $100,000	Over $100,000
Terry Lee Brubaker	$50,001-$100,000	Over $100,000

Independent Directors:
Paul W. Adelgren	$50,001-$100,000	Over $100,000
Michela A. English	$10,001-$50,000	$10,001-$50,000
Caren D. Merrick	$10,001-$50,000	$10,001-$50,000
John H. Outland	$10,001-$50,000	$10,001-$50,000
Anthony W. Parker	None	$50,001-$100,000
Walter H. Wilkinson, Jr.	$50,001-$100,000	Over $100,000

(1)	Ownership is calculated in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on NASDAQ as of November 14, 2016, by the number of shares of the respective class so beneficially owned and aggregated accordingly.

Gladstone Commercial is also managed by the Adviser. The following table sets forth certain information regarding the ownership of the common and preferred stock of Gladstone Commercial as of November 14, 2016, by each independent incumbent director and nominee. As of November 14, 2016, none of our independent directors owns any class of stock of Gladstone Commercial, other than common stock.

Name	Number of Common Shares	Percent of Class of Common Shares	Value of Securities($)(1)
Independent Directors:
Paul W. Adelgren	8,506	*	$154,042
Michela A. English	2,111	*	$38,232
Caren D. Merrick	2,816	*	$50,998
John H. Outland	2,076	*	$37,596
Anthony W. Parker	26,235	*	$475,117
Walter H. Wilkinson, Jr.	7,032	*	$127,344

*	Less than 1%
(1)	Ownership calculated in accordance with Rule 16a-1(a)(2) of the Exchange Act. The value of securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on NASDAQ as of November 14, 2016, by the number of shares of the respective class so beneficially owned and aggregated accordingly.

Gladstone Land, is also managed by the Adviser. The following table sets forth certain information regarding the ownership of the common stock of Gladstone Land as of November 14, 2016, by each independent incumbent director.

Name	Number of Common Shares	Percent of Class of Common Shares	Value of Securities($)(1)
Independent Directors:
Paul W. Adelgren	8,151	*	$86,406
Michela A. English	1,030	*	$10,919
Caren D. Merrick	4,432	*	$46,979
John H. Outland	1,680	*	$17,808
Anthony W. Parker	5,282	*	$55,986
Walter H. Wilkinson, Jr.	4,828	*	$51,176

*	Less than 1%
(1)	Ownership calculated in accordance with Rule 16a-1(a)(2) of the Exchange Act. The value of securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on NASDAQ as of November 14, 2016, by the number of shares of the respective class so beneficially owned and aggregated accordingly.

DIVIDEND REINVESTMENT PLAN

Our transfer agency and services agreement with our transfer agent, Computershare Inc., or Computershare, authorizes Computershare to provide a dividend reinvestment plan that allows for reinvestment of our distributions on behalf of our common stockholders upon their election as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, then our common stockholders who have “opted in” to the dividend reinvestment plan will not receive cash distributions but, instead, such cash distributions will automatically be reinvested in additional shares of our common stock.

Pursuant to the dividend reinvestment plan, if your shares of our common stock are registered in your own name you can have all distributions reinvested in additional shares of our common stock by Computershare, as the plan agent, if you enroll in the dividend reinvestment plan by delivering an enrollment form to the plan agent prior to the corresponding dividend record date, available at www.computershare.com/investor. The plan agent will effect purchases of our common stock under the dividend reinvestment plan in the open market.

If you do not elect to participate in the dividend reinvestment plan, you will receive all distributions in cash paid by check mailed directly to you (or if you hold your shares in street or other nominee name, then to your nominee) as of the relevant record date, by the plan agent, as our dividend disbursing agent. If your shares are held in the name of a broker or nominee, you can transfer the common shares into your own name and then enroll in the dividend reinvestment plan or contact your broker or nominee to determine if they offer a dividend reinvestment plan.

The plan agent serves as agent for the holders of our common stock in administering the dividend reinvestment plan. After we declare a distribution, the plan agent will, as agent for the participants, receive the cash payment and use it to buy common stock on NASDAQ or elsewhere for the participants’ accounts. The price of the common shares will be the weighted average price of all common shares purchased by the plan agent on such trade date or dates.

Participants in the dividend reinvestment plan may withdraw from the dividend reinvestment plan at any time online at www.computershare.com/investor, via telephone or by mailing a request to Computershare or by selling or transferring all applicable common shares. If the plan agent receives a request to withdraw near a dividend record date, the plan agent, in its sole discretion, may either distribute such dividends in cash or reinvest the common shares on behalf of the withdrawing participant. If such distributions are reinvested, the plan agent will process the withdrawal as soon as practicable, but in no event later than five business days after the reinvestment is completed.

The plan agent will maintain each participant’s account in the dividend reinvestment plan and will furnish periodic written confirmations of all transactions in such account, including information needed by the stockholder for personal and tax records. Common stock in the account of each dividend reinvestment plan participant will be held by the plan agent in non-certificated form in the name of such participant; however participants may request that such common shares be certificated in their name. The plan agent will provide proxy materials relating to our stockholders’ meetings that will include those common shares purchased through the plan agent, as well as common shares held pursuant to the dividend reinvestment plan.

We pay the plan agent’s fees for the handling or reinvestment of dividends and other distributions. Each participant in the dividend reinvestment plan pays a pro rata share of brokerage commissions incurred with respect to the plan agent’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting distributions.

Distributions are taxable whether paid in cash or reinvested in additional common shares, and the reinvestment of distributions pursuant to the dividend reinvestment plan will not relieve participants of any U.S. federal income tax or state income tax that may be payable or required to be withheld on such distributions. For more information regarding taxes that our stockholders may be required to pay, see “Material U.S. Federal Income Tax Considerations.”

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

Regulated Investment Company Status

In order to maintain our qualification for treatment as a RIC under Subchapter M of the Code, we generally must distribute to our stockholders, for each taxable year, at least 90% of our investment company taxable income, which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term losses. We refer to this as the annual distribution requirement. We must also meet several additional requirements, including:

•	Business Development Company Status. At all times during each taxable year, we must maintain our status as a business development company;

•	Income source requirements. At least 90% of our gross income for each taxable year must be from dividends, interest, payments with respect to securities loans, gains from sales or other dispositions of securities or other income derived with respect to our business of investing in securities, and net income derived from interests in qualified publicly traded partnerships; and

•	Asset diversification requirements. As of the close of each quarter of our taxable year: (1) at least 50% of the value of our assets must consist of cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities to the extent that (a) we do not hold more than 10% of the outstanding voting securities of an issuer of such other securities and (b) such other securities of any one issuer do not represent more than 5% of our total assets, and (2) no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Failure to Qualify as a RIC. If we are unable to qualify for treatment as a RIC and we do not qualify for certain relief provisions, we will be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make such distributions. Distributions would be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and then as a gain realized from the sale or exchange of property. If we fail to meet the RIC requirements for more than two consecutive years and then seek to re-qualify as a RIC, we would be required to recognize a gain to the extent of any unrealized appreciation on our assets unless we make a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding ten-year period. Absent such special election, any gain we recognized would be deemed distributed to our stockholders as a taxable distribution.

Qualification as a RIC. If we qualify as a RIC and distribute to stockholders each year in a timely manner at least 90% of our investment company taxable income, we will not be subject to federal income tax on the portion of our taxable income and gains we distribute to stockholders. We would, however, be subject to a 4% nondeductible federal excise tax if we do not distribute, actually or on a deemed basis, an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gain net income for the one-year period ending on October 31 of such calendar year and (3) any ordinary income and capital gain net income for preceding years that were not distributed during such years. The excise tax would apply only to the amount by which the required distributions exceed the amount of income we distribute, actually or on a deemed basis, to stockholders. We will be subject to regular federal corporate income tax, currently at rates up to 35%, on any undistributed income, including both ordinary income and capital gains. We intend to retain some or all of our long-term capital gains, but to designate the retained amount as a deemed distribution. In that case, among other consequences, we will pay tax on the retained amount, each stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the stockholder and the stockholder will be entitled to claim a credit or refund equal to its allocable share of the tax we pay on the retained long-term capital gain. The amount of the deemed distribution net of such tax will be added to the stockholder’s cost basis for its common stock. Since we expect to pay tax on any retained long-term capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend and such excess may be claimed as a credit or refund against the stockholder’s other tax obligations. A stockholder that is not subject to U.S. federal income tax or tax on long-term capital gains would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. We will also be subject to alternative minimum tax, but any tax preference items would be apportioned between us and our stockholders in the same proportion that distributions, other than capital gain dividends, paid to each stockholder bear to our taxable income determined without regard to the dividends paid deduction.

From time to time, we acquire debt obligations that are issued at a discount, which may include loans we make that are accompanied by warrants, that bear interest at rates that are not either fixed rates or certain qualified variable rates or that are not unconditionally payable at least annually over the life of the obligation. In such cases, we are required to include in taxable income each year a portion of the original issue discount, or OID, that accrues over the life of the obligation. Such OID is included in our investment company taxable income even though we receive no cash corresponding to such discount amount. As a result, we may be required to make additional distributions corresponding to such OID amounts in order to satisfy the annual distribution requirement and to continue to qualify as a RIC and to avoid the imposition of federal income tax and the 4% excise tax. In such case, we may be required to sell temporary investments or other assets to meet the RIC distribution requirements.

Taxation of Our U.S. Stockholders

Distributions. For any period during which we qualify for treatment as a RIC for federal income tax purposes, distributions to our stockholders attributable to our investment company taxable income generally will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits. We first allocate our earnings and profits to our preferred stockholders and then to our common stockholders based on the priority in our capital structure. Any distributions in excess of our earnings and profits will first be treated as a return of capital to the extent of the stockholder’s adjusted basis in his or her shares of our stock and thereafter as gain from the sale of shares of our stock. Distributions of our long-term capital gains, designated by us as such, will be taxable to stockholders as long-term capital gains regardless of the stockholder’s holding period for its shares of our stock and whether the distributions are paid in cash or invested in additional shares of our stock. Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to ordinary income, but not with respect to capital gain dividends to the extent such amount designated by us does not exceed the dividends received by us from domestic corporations. Any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by us and received by the stockholders on December 31 of the previous year. In addition, we may elect to relate a dividend back to the prior taxable year if we (1) declare such dividend prior to the 15th day of the 9th month following the close of that taxable year, or any applicable extended due date of our tax return for such prior taxable year (2) make the election in that tax return, and (3) distribute such amount in the 12-month period following the close of the taxable year but not later than our first payment of the same type of dividend following such declaration. Any such election will not alter the general rule that a stockholder will be treated as receiving a dividend in the taxable year in which the dividend is made, subject to the October, November, December rule described above. The federal income tax characteristics of all distributions will be reported to stockholders on the Internal Revenue Service Form 1099 at the end of each calendar year.

In general, the federal income tax rates applicable to our dividends other than dividends designated as capital gain dividends will be the rates applicable to ordinary income (currently up to 39.6%), and not the rates applicable to “qualified dividend income” (currently up to 20%). If we distribute dividends that are attributable to actual dividend income received by us that is eligible to be, and is, designated by us as qualified dividend income, such dividends would be eligible for such lower federal income tax rate. For this purpose, “qualified dividend income” means dividends received by us from United States corporations and qualifying foreign corporations, provided that both we and the stockholder recipient of our dividends satisfy certain holding period and other requirements in respect of our shares (in the case of our stockholder) and the stock of such corporations (in our case). However, we do not anticipate receiving or distributing a significant amount of qualified dividend income.

If a common stockholder participates in our dividend reinvestment plan, any dividends with respect to shares of our stock that are reinvested under the plan will be taxable to the common stockholder to the same extent, and with the same character, as if the stockholder had received the dividend in cash. The stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested dividend. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the stockholder’s account.

Sale of Our Shares. A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares.

Individual U.S. stockholders are subject to a maximum federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals of 39.6%. Capital losses are subject to limitations on use for both corporate and non-corporate stockholders.

Medicare Tax on Unearned Income. Stockholders that are individuals, estates or trusts and that have taxable income in excess of certain thresholds are required to pay a 3.8% Medicare tax on “net investment income,” which includes, among other things, dividends on, and gains from the sale or other disposition of, shares of our stock. Prospective investors should consult their own tax advisors regarding the impact of this Medicare tax on an investment in our stock.

Required Backup Withholding. We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28%, from all taxable dividends to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the Internal Revenue Service, or IRS, notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is generally his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

The Foreign Account Tax Compliance Act imposes a federal withholding tax on certain types of payments, including dividends and gross proceeds from a sale of other disposition of our stock, made to “foreign financial institutions” and certain other non-U.S. entities unless certain due diligence, reporting, withholding, and certification obligation requirements are satisfied. Under delayed effective dates provided for in the Treasury Regulations and other IRS guidance, such required withholding will not begin until January 1, 2019 with respect to gross proceeds from a sale or other disposition of our stock.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

We are a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under Section 54 of the 1940 Act. As such, we are subject to regulation under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities, as defined in the 1940 Act.

We intend to conduct our business so as to retain our status as a BDC. A BDC may use capital provided by public stockholders and from other sources to invest in long-term private investments in businesses. A BDC provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies. In general, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making certain types of investments in assets described in Sections 55(a)(1)-(3) of the 1940 Act.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets, other than assets defined in Section 55(a)(7) (“operating assets”), which includes certain interests in furniture, equipment, real estate, or leasehold improvements, represent at least 70% of the company’s total assets, exclusive of operating assets. The types of qualifying assets in which we may invest under the 1940 Act include, but are not limited to, the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is generally defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, any state or states in the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the BDC) or otherwise excluded from the definition of investment company; and

(c) satisfies one of the following:

(i) it does not have any class of securities with respect to which a broker or dealer may extend margin credit;

(ii) it is controlled by the BDC, alone or as part of a group, and the BDC in fact exercises a controlling influence over the management or policies of the portfolio company and, as a result of such control, has an affiliated person who is a director of the portfolio company;

(iii) it has total assets of not more than $4 million and capital and surplus of not less than $2 million;

(iv) it does not have any class of securities listed on a national securities exchange; or

(v) it has a class of securities listed on a national securities exchange, with an aggregate market value of outstanding voting and non-voting equity of less than $250 million.

(2) Securities received in exchange for or distributed on or with respect to securities described in (1) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

(3) Cash, cash items, government securities or high quality debt securities maturing in one year or less from the time of investment.

Asset Coverage

Pursuant to Section 61(a)(2) of the 1940 Act, we are permitted, under specified conditions, to issue multiple classes of “senior securities representing indebtedness.” However, pursuant to Section 18(c) of the 1940 Act, we are permitted to issue only one class of “senior securities that is stock.” In either case, we may only issue such senior securities if such class of senior securities, after such issuance, has an asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200.0%.

In addition, our ability to pay dividends or distributions (other than dividends payable in our stock) to holders of any class of our capital stock would be restricted if our “senior securities representing indebtedness” fail to have an asset coverage of at least 200.0% (measured at the time of declaration of such distribution and accounting for such distribution). The 1940 Act does not apply this limitation to privately arranged debt that is not intended to be publicly distributed, unless this limitation is specifically negotiated by the lender.

In addition, our ability to pay dividends or distributions (other than dividends payable in our common stock) to our common stockholders would also be restricted if our “senior securities that are stock” fail to have an asset coverage of at least 200.0% (measured at the time of declaration of such distribution and accounting for such distribution).

If the value of our assets declines, we might be unable to satisfy these asset coverage requirements. To satisfy the 200.0% asset coverage requirement in the event that we are seeking to pay a distribution, we might either have to (i) liquidate a portion of our loan portfolio to repay a portion of our indebtedness or (ii) issue common stock. This may occur at a time when a sale of a portfolio asset may be disadvantageous, or when we have limited access to capital markets on agreeable terms. In addition, any amounts that we use to service our indebtedness or for offering expenses will not be available for distributions to our stockholders. If we are unable to regain the requisite asset coverage through these methods, we may be forced to suspend the payment of such dividends.

Significant Managerial Assistance

Generally, a BDC must make available significant managerial assistance to issuers of certain of its portfolio securities that the BDC counts as a qualifying asset for the 70.0% test described above. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Significant managerial assistance also includes the exercise of a controlling influence over the management and policies of the portfolio company. However, with respect to certain, but not all such securities, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance, or the BDC may exercise such control jointly.

Compliance Policies and Procedures

We and our Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and our Board of Directors is required to review these compliance policies and procedures annually to assess their adequacy and the effectiveness of their implementation. We have designated a chief compliance officer, Mr. Dellafiora, who also serves as chief compliance officer for all of the Gladstone family of companies.

Co-Investment Order

On July 26, 2012, the SEC granted us exemptive order that permits us to co-invest with Gladstone Investment and any future BDC or closed-end management investment company that is advised by the Adviser, (or sub-advised by the Adviser if it also controls the fund), or any combination of the foregoing, subject to the conditions contained therein.

DESCRIPTION OF OUR SECURITIES

Our authorized capital stock consists of 50,000,000 shares of capital stock, $0.001 par value per share, 46,000,000 of which are currently designated as common stock and 4,000,000 of which are currently designated as preferred stock. The following summary description of our capital stock is not necessarily complete and is subject to, and qualified in its entirety by, our charter. Please review our charter for a more detailed description of the provisions summarized below.

Common Stock

As of December 22, 2016, we have 25,517,866 shares of common stock outstanding. All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws. In the event of our liquidation, dissolution or winding up, each share of our common stock is entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any is outstanding at the time. Each share of our common stock is entitled to one vote and does not have cumulative voting rights, which means that, subject to the rights of the holders of Series 2021 Term Preferred Stock to vote in the election of directors, as described below, holders of a majority of such shares, if they so choose, could elect all of the directors, and holders of less than a majority of such shares would, in that case, be unable to elect any director. Our common stock is listed on the NASDAQ under the ticker symbol “GLAD.”

Preferred Stock

Our charter gives the Board of Directors the authority, without further action by stockholders, to issue shares of preferred stock in one or more classes or series and to fix the rights, preferences, privileges, qualifications and restrictions granted to or imposed upon such preferred stock, including dividend rights, conversion rights, voting rights, rights and terms of redemption, and liquidation preference, any or all of which may be greater than the rights of the common stock. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The issuance of preferred stock could adversely affect the voting power of holders of common stock and reduce the likelihood that such holders will receive dividend payments and payments upon liquidation, and could also decrease the market price of our common stock.

You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other Senior Securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. You should read that prospectus supplement for a description of the preferred stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

Series 2021 Term Preferred Stock

Of the 4,000,000 shares of our capital stock designated as preferred stock, 2,460,118 of such shares are designated as 6.75% Series 2021 Term Preferred Shares, which we refer to as our Series 2021 Term Preferred Stock. As of the date hereof, we have 2,440,000 shares of Series 2021 Term Preferred Stock outstanding. Our Series 2021 Term Preferred Stock is listed on the NASDAQ under the symbol “GLADO.”

The following is a summary of the material terms of our Series 2021 Term Preferred Stock. The following summary is qualified in its entirety by reference to the Articles Supplementary Establishing and Fixing the Rights and Preferences of our Series 2021 Term Preferred Shares, including Appendix A thereto relating to the our Series 2021 Term Preferred Stock, which are filed as an exhibit to the registration statement of which this prospectus is a part.

Dividend Rights

The holders of our Series 2021 Term Preferred Stock are entitled to monthly dividends in the amount of 6.75% per annum on the stated liquidation preference of our Series 2021 Term Preferred Stock, or $0.140625 per share, and we are prohibited from issuing dividends or making distributions to the holders of our common stock while any shares of our Series 2021 Term Preferred Stock are outstanding, unless all accrued and unpaid dividends on our Series 2021 Term Preferred Stock are paid in their entirety. In the event that we fail to pay dividends on our Series 2021 Term Preferred Stock when required, the dividend rate on our Series 2021 Term Preferred Stock will increase to 10.75% per annum until such default is cured.

Voting Rights

The holders of our Series 2021 Term Preferred Stock are entitled to one vote per share and do not have cumulative voting. The holders of our Series 2021 Term Preferred Stock generally vote together with the holders of our common stock, except that the holders of our Series 2021 Term Preferred Stock have the right to elect two of our directors. Furthermore, during any period that we owe accumulated dividends, whether or not earned or declared, on our Series 2021 Term Preferred Shares equal to at least two full years of dividends, the holders of our Series 2021 Term Preferred Stock will have the right to elect a majority of our Board of Directors. In addition, the holders of our Series 2021 Term Preferred Stock have voting rights with regard to certain corporate actions, including certain amendments to our charter and certain actions relating to our election to be treated as a BDC, as set forth in the articles supplementary relating to our Series 2021 Term Preferred Stock.

Liquidation Rights

Our Series 2021 Term Preferred Stock has a liquidation preference over our common stock equal to $25 per share, plus all accrued but unpaid dividends in the event of a dissolution, liquidation or winding up of our affairs.

Redemption

Our Series 2021 Term Preferred Stock has a mandatory term redemption date of June 30, 2021, however, if we fail to maintain asset coverage as required by the 1940 Act, of at least 200%, we will be required to redeem a portion of our Series 2021 Term Preferred Stock to enable us to meet the required asset coverage. We are further required to redeem our 2021 Term Preferred Shares in the event of a change in control. We also have the option to redeem such shares at any time on or after June 30, 2017, at our sole option at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any. As of the date hereof we have not exercised our option to redeem any shares. In the event that we fail to redeem our Series 2021 Term Preferred Stock when due, the dividend rate will increase to 10.75% per annum until such shares are redeemed.

Subscription Rights

General

We may issue subscription rights to our stockholders to purchase common stock or preferred stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting arrangement with one or more underwriters pursuant to which such underwriters would purchase any offered securities remaining unsubscribed after such subscription rights offering to the extent permissible under applicable law. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the period of time the offering would remain open (which in no event would be less than fifteen business days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights;

•	the ratio of the offering (which in no event would exceed one new share of common stock for each three rights held);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such rights shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock, or preferred stock, at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock, or preferred stock, purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting arrangements, as set forth in the applicable prospectus supplement.

Warrants

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock or other equity or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•	the number of shares of common stock purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants (except for warrants expiring not later than 120 days after issuance and issued exclusively and ratably to a class of our security holders) on the condition that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value of the securities underlying the warrants at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants (our stockholders approved such a proposal to issue long-term rights, including warrants, in connection with our 2008 annual meeting of stockholders) and a “required” majority of our Board of Directors approves such issuance on the basis that the issuance is in the best interests of Gladstone Capital and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. A “required” majority of our Board of Directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities.

Debt Securities

Any debt securities that we issue may be senior or subordinated in priority of payment. If we offer debt securities under this prospectus, we will provide a prospectus supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.

CERTAIN PROVISIONS OF MARYLAND LAW AND OF OUR

CHARTER AND BYLAWS

Our charter and bylaws and the Maryland General Corporation Law contain certain provisions that could make more difficult the acquisition of us by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended as a summary only and is qualified in its entirety by reference to our charter and bylaws, as amended, which are filed as exhibits to the registration statement of which this prospectus is a part.

Classified Board of Directors

In accordance with our bylaws, our Board of Directors is divided into three classes of directors serving staggered three-year terms, with the term of directors in each class expiring at the annual meeting of stockholders held in the third year following the year of their election. One class has two directors and two classes have three directors. A classified board may render more difficult a change in control of us or removal of our incumbent management. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure continuity and stability of our management and policies.

Our classified board could have the effect of making the replacement of incumbent directors more time consuming and difficult. Because our directors may only be removed for cause, at least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of our Board of Directors. Thus, our classified board could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a tender offer or an attempt to change control of us or another transaction that might involve a premium price for our common stock that might be in the best interest of our stockholders.

Number of Directors; Removal; Vacancies

Our charter provides that the number of directors will be determined pursuant to our bylaws and our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. In addition, our bylaws provide that the number of directors shall not be increased by 50% or more in any 12-month period without the approval of two-thirds of the members of our Board of Directors then in office. Our bylaws provide that any vacancies may be filled by the vote of a majority of the remaining directors, even if less than a quorum, and the directors so appointed shall hold office until the next annual meeting of stockholders or until their successors are elected and qualified.

Our directors may only be removed for cause and only by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast by our stockholders generally in the election of directors. This provision, when coupled with the power of our Board of Directors to fill vacancies on our Board of Directors, precludes stockholders from removing incumbent directors except for cause and upon a substantial affirmative vote and could preclude stockholders from filling the vacancies created by such removal with their own nominees.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws establish an advance notice procedure for stockholders to make nominations of candidates for election as directors or to bring other business before an annual or special meeting of our stockholders, which we refer to as the stockholder notice procedure.

The stockholder notice procedure provides that with respect to an annual meeting of stockholders, nominations of individuals for election to our Board of Directors and the proposal of business to be considered by our stockholders at an annual meeting may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of our board of directors or (3) by a stockholder who was a stockholder of record at the time of giving of notice, who is entitled to vote at the meeting and who has complied with the advance notice procedures set forth in our bylaws, including a requirement to provide certain information about the stockholder and the nominee or business proposal, as applicable. With respect to special meetings of stockholders, only the business specified in our notice of meeting may be brought before the meeting. Nominations of individuals for election to our board of directors may be made at a special meeting of stockholders at which directors are to be elected only (1) by or at the direction of our board of directors or (2) by a stockholder who was a stockholder of record at the time of giving of notice, who is entitled to vote at the meeting and who has complied with the advance notice provisions set forth in our bylaws, including a requirement to provide certain information about the stockholder and the nominee.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of the other proposed business and, to the extent deemed necessary or desirable by the Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals for action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Authority to Issue Preferred Stock without Stockholder Approval

Our charter permits our Board of Directors to issue up to 50,000,000 shares of capital stock. Our Board of Directors may classify or reclassify any unissued common stock or preferred stock into other classes or series of stock and establish the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption of any such stock. Thus, our Board of Directors could authorize the issuance of preferred stock with terms and conditions that could have a priority as to distributions and amounts payable upon liquidation over the rights of the holders of our common stock.

Amendment of Charter and Bylaws

Our charter may be amended, altered, changed or repealed, subject to the terms of any class or series of preferred stock, only if advised by our Board of Directors and approved by our stockholders by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter.

Our charter also provides that the bylaws may be adopted, amended, altered, changed or repealed by our Board of Directors. Any action taken by our stockholders with respect to adopting, amending, altering, changing or repealing our bylaws may be taken only by the affirmative vote of the holders of at least 75% of our capital stock, voting together as a single class.

These provisions are intended to make it more difficult for stockholders to circumvent certain other provisions contained in our charter and bylaws, such as those that provide for the classification of our Board of Directors. These provisions, however, also will make it more difficult for stockholders to amend the charter or bylaws without the approval of the Board of Directors, even if a majority of the stockholders deems such amendment to be in the best interests of all stockholders.

Indemnification and Limitation of Liability of Directors and Officers

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. Our charter contains a provision that eliminates the liability of our directors and officers to the maximum extent permitted by Maryland law.

The Maryland General Corporation Law (“MGCL”) requires us (unless our charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. The MGCL permits us to indemnify our present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that:

•	the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty;

•	the director or officer actually received an improper personal benefit in money, property or services; or

•	in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

Under the MGCL, we may not indemnify a director or officer in a suit by us or on our behalf in which the director or officer was adjudged liable to us or in a suit in which the director or officer was adjudged liable on the basis that personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by us or on our behalf, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In addition, the MGCL permits us to advance reasonable expenses to a director or officer upon our receipt of:

•	a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by us; and

•	a written undertaking by or on behalf of the director or officer to repay the amount paid or reimbursed by us if it is ultimately determined that the director or officer did not meet the standard of conduct.

Subject to the 1940 Act, or any valid rule, regulation or order of the SEC thereunder, our charter obligates us, to the maximum extent permitted by Maryland law in effect from time to time, to indemnify and pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any director or officer, whether serving our company or at our request any other entity. Our charter also permits us to indemnify and advance expenses to any employee or agent of our company to the extent authorized by our board of directors or the bylaws and permitted by law.

Our bylaws obligate us, to the maximum extent required by Maryland law or the charter, to indemnify any person who was or is a party or is threatened to be made a party to any threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was our director, officer, employee or agent, or is or was serving at our request as a director, officer, manager, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise if our board of directors determines that such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of our company, and, in the case of any criminal action or proceeding, that such person had no reasonable cause to believe that such person’s conduct was unlawful. However, our bylaws permit us to advance expenses only so long as, in addition to the requirements above, we obtain security for the advance from the director or officer, we obtain insurance against losses arising by reason of lawful advances or we determine that there is reason to believe that the director or officer will be found entitled to indemnification.

These provisions on indemnification and limitation of liability are subject to the limitations of the 1940 Act that prohibit us from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

SHARE REPURCHASES

Shares of closed-end investment companies frequently trade at discounts to net asset value. We cannot predict whether our shares will trade above, at or below net asset value. The market price of our common stock is determined by, among other things, the supply and demand for our shares, our investment performance and investor perception of our overall attractiveness as an investment as compared with alternative investments. Our Board of Directors has authorized our officers, in their discretion and subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, outstanding shares of our common stock in the event that our shares trade at a discount to net asset value. We cannot assure you that we will ever conduct any open market purchases and if we do conduct open market purchases, we may terminate them at any time. In addition, if our shares publicly trade for a substantial period of time at a substantial discount to our then current net asset value per share, our Board of Directors will consider authorizing periodic repurchases of our shares or other actions designed to eliminate the discount. Our Board of Directors would consider all relevant factors in determining whether to take any such actions, including the effect of such actions on our status as a RIC under the Code and the availability of cash to finance these repurchases in view of the restrictions on our ability to borrow. We cannot assure you that any share repurchases will be made or that if made, they will reduce or eliminate market discount. Should we make any such repurchases in the future, we expect that we would make them at prices at or below the then current net asset value per share. Any such repurchase would cause our total assets to decrease, which may have the effect of increasing our expense ratio. We may borrow money to finance the repurchase of shares subject to the limitations described in this prospectus. Any interest on such borrowing for this purpose would reduce our net income.

In January 2016, our Board of Directors authorized a share repurchase program for up to an aggregate of $7.5 million of our common stock. From February 12, 2016 through February 25, 2016, 45,786 shares of common stock were repurchased under the share repurchase program at a cost of $0.3 million. The repurchases were implemented through open market transactions on U.S. exchanges. To date, we have not made any other share repurchases under this program and we do not expect that we will make additional share repurchases under the program prior to the programs expiration on January 31, 2017. The limited amount of repurchases made to date have had a de minimis effect on the Company’s leverage, expense ratio and ability to execute on its investment objectives and strategies.

PLAN OF DISTRIBUTION

We may sell the Securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the Securities will also be named in the applicable prospectus supplement.

The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, in “at the market offerings” within the meaning of Rule 415(a)(4) of the Securities Act, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that in the case of our common stock, the offering price per share less any underwriting commissions or discounts must equal or exceed the net asset value per share of our common stock except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit.

In connection with the sale of the Securities, underwriters or agents may receive compensation from us or from purchasers of the Securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the Securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum commission or discount to be received by any Financial Industry Regulatory Authority, or FINRA, member or independent broker-dealer will not exceed 10%.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any of our Securities sold pursuant to a prospectus supplement will be listed on the NASDAQ, or another exchange on which our Securities are traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of the Securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase the Securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the

Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custodian agreement with The Bank of New York Mellon Corp. The address of the custodian is: 500 Ross Street, Suite 625, Pittsburgh, PA 15262. Our assets are held under bank custodianship in compliance with the 1940 Act. Securities held through our wholly-owned subsidiary, Business Loan, are held under a custodian agreement with The Bank of New York Mellon Corp., which acts as collateral custodian pursuant to Business Loan’s credit facility with Key Equipment Finance, a division of KeyBank National Association and certain other parties. The address of the collateral custodian is 500 Ross Street, Suite 625, Pittsburgh, PA 15262. Computershare Inc. acts as our transfer and dividend paying agent and registrar. The principal business address of Computershare Inc. is 250 Royall Street, Canton, MA 02021, telephone number 800-522-6645. Computershare Inc. also maintains an internet website at www.computershare.com.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use securities brokers or dealers in the normal course of our business. Subject to policies established by our Board of Directors, the Adviser will be primarily responsible for the execution of transactions involving publicly traded securities and the allocation of brokerage commissions in respect thereof, if any. In the event that the Adviser executes such transactions, we do not expect the Adviser to execute transactions through any particular broker or dealer, but we would expect the Adviser to seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we expect that the Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to us, the Adviser and any of its other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms either of the particular transaction or the Adviser’s overall responsibilities with respect to all of the Adviser’s clients.

PROXY VOTING POLICIES AND PROCEDURES

We have delegated our proxy voting responsibility to the Adviser. The proxy voting policies and procedures of the Adviser are set out below. The guidelines are reviewed periodically by the Adviser and our directors who are not “interested persons,” and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, the Adviser has a fiduciary duty to act solely in our best interests. As part of this duty, the Adviser recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

The Adviser’s policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

The Adviser votes proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. The Adviser reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities we hold. In most cases the Adviser will vote in favor of proposals that the Adviser believes are likely to increase the value of the portfolio securities we hold. Although the Adviser will generally vote against proposals that may have a negative effect on our portfolio securities, the Adviser may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by the Adviser’s portfolio managers. To ensure that the Adviser’s vote is not the product of a conflict of interest, the Adviser requires that (1) anyone involved in the decision-making process disclose to the Adviser’s investment committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, the Adviser will disclose such conflicts to us, including our independent directors and may request guidance from us on how to vote such proxies.

Proxy Voting Records

You may obtain information without charge about how the Adviser voted proxies by making a written request for proxy voting information to:

Michael LiCalsi, General Counsel and Secretary

c/o Gladstone Capital Corporation

1521 Westbranch Dr., Suite 100

McLean, VA 22102

LEGAL MATTERS

Certain legal matters will be passed upon for us by Bass, Berry & Sims PLC, Nashville, Tennessee. Venable LLP, Baltimore, Maryland, will pass upon the legality of certain of the securities offered by us and certain other matters of Maryland law. Certain legal matters will be passed upon for the underwriters and/or sales agents, if any, by the counsel named in the accompanying prospectus supplement.

EXPERTS

The financial statements as of September 30, 2016 and September 30, 2015 and for each of the three years in the period ended September 30, 2016 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in the Management’s Annual Report on Internal Control over Financial Reporting) as of September 30, 2016 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s business address is 1800 Tysons Blvd., McLean, VA 22102.

The financial statements of Defiance Integrated Technologies, Inc. as of and for the years ended December 31, 2015, 2014 and 2013 and Sunshine Media Group, Inc. as of and for the years ended December 31, 2014 and 2013, included in this Prospectus have been so included in reliance on the report of Crowe Horwath LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.

The financial statements of Sunshine Media Group, Inc. as of and for the year ended December 31, 2015 included in this Prospectus have been so included in reliance on the report of Henderson Hutcherson & McCullough, PLLC, independent auditors, given on the authority of said firm as experts in auditing and accounting.

The financial statements of RBC Acquisition Corp. and subsidiary as of and for the year ended September 30, 2014 have been so included in reliance on the report of RubinBrown LLP, independent auditor, given on the authority of said firm as experts in auditing and accounting.

GLADSTONE CAPITAL CORPORATION

Management’s Annual Report on Internal Control over Financial Reporting

To the Stockholders and Board of Directors of Gladstone Capital Corporation:

Our management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rule 13a-15(f) under the Securities Exchange Act of 1934. Our internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and include those policies and procedures that: (1) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect our transactions and the dispositions of our assets; (2) provide reasonable assurance that our transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that our receipts and expenditures are being made only in accordance with appropriate authorizations; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation.

Under the supervision and with the participation of our management, we assessed the effectiveness of our internal control over financial reporting as of September 30, 2016, using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control—Integrated Framework (2013). Based on its assessment, management has concluded that our internal control over financial reporting was effective as of September 30, 2016.

The effectiveness of the Company’s internal control over financial reporting as of September 30, 2016 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report which appears herein.

November 21, 2016

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Gladstone Capital Corporation:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, and the related consolidated statements of operations, of changes in net assets, and of cash flows present fairly, in all material respects, the financial position of Gladstone Capital Corporation and its subsidiaries (the “Company”) at September 30, 2016 and 2015, and the results of their operations and their cash flows for each of the three years in the period ended September 30, 2016 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule listed in the index appearing under Item 15(a)(2) presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. Also, in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of September 30, 2016, based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for these financial statements and financial statement schedule, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Annual Report on Internal Control over Financial Reporting. Our responsibility is to express opinions on these financial statements, on the financial statement schedule, and on the Company’s internal control over financial reporting based on our integrated audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and portfolio company investees, and the application of alternative audit procedures where confirmations were not received, provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

McLean, VA

November 21, 2016

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	September 30,
	2016	2015
ASSETS
Investments at fair value:
Non-Control/Non-Affiliate investments (Cost of $250,991 and $287,055, respectively)	$226,401	$277,411
Affiliate investments (Cost of $85,013 and $81,427, respectively)	75,473	66,029
Control investments (Cost of $45,797 and $41,762, respectively)	20,240	22,451

Total investments at fair value (Cost of $381,801 and $410,244, respectively)	322,114	365,891
Cash and cash equivalents	6,152	3,808
Restricted cash and cash equivalents	406	283
Interest receivable, net	2,333	5,581
Due from custodian	2,164	1,186
Deferred financing fees	3,161	4,161
Other assets, net	848	1,572

TOTAL ASSETS	$337,178	$382,482

LIABILITIES
Borrowings at fair value (Cost of $71,300 and $127,300, respectively)	$71,300	$127,300
Mandatorily redeemable preferred stock, $0.001 par value per share, $25 liquidation preference per share; 4,000,000 shares authorized and 2,440,000 shares issued and outstanding	61,000	61,000
Accounts payable and accrued expenses	1,019	597
Interest payable	201	272
Fees due to Adviser(A)	1,222	904
Fee due to Administrator(A)	282	250
Other liabilities	947	715

TOTAL LIABILITIES	$135,971	$191,038

Commitments and contingencies(B)
NET ASSETS
Common stock, $0.001 par value, 46,000,000 shares authorized and 23,344,422 and 21,131,622 shares issued and outstanding, respectively	$23	$21
Capital in excess of par value(C)	327,678	307,862
Cumulative net unrealized depreciation of investments	(59,687)	(44,353)
Cumulative net unrealized appreciation of other	—	(61)
Underdistributed (overdistributed) net investment income(C)	4,277	(1,541)
Accumulated net realized losses	(71,084)	(70,484)

TOTAL NET ASSETS	$201,207	$191,444

NET ASSET VALUE PER COMMON SHARE AT END OF YEAR	$8.62	$9.06

(A)	Refer to Note 4—Related Party Transactions for additional information.
(B)	Refer to Note 11—Commitments and Contingencies for additional information.
(C)	Refer to Note 9—Distributions to Common Stockholders for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	Year ended September 30,
	2016	2015	2014
INVESTMENT INCOME
Interest income
Non-Control/Non-Affiliate investments	$25,267	$27,343	$25,117
Affiliate investments	8,721	6,434	3,721
Control investments	1,226	1,113	3,317
Other	5	5	15

Total interest income	35,219	34,895	32,170
Other income
Non-Control/Non-Affiliate investments	1,951	2,180	1,885
Affiliate investments	984	—	701
Control investments	958	983	1,829

Total other income	3,893	3,163	4,415

Total investment income	39,112	38,058	36,585

EXPENSES
Base management fee(A)	5,684	6,888	5,864
Loan servicing fee(A)	3,890	3,816	3,503
Incentive fee(A)	4,514	4,083	4,297
Administration fee(A)	1,182	1,033	853
Interest expense on borrowings	2,899	3,828	2,628
Dividend expense on mandatorily redeemable preferred stock	4,118	4,116	3,338
Amortization of deferred financing fees	1,075	1,106	1,247
Professional fees	1,113	999	993
Other general and administrative expenses	1,346	1,189	1,091

Expenses, before credits from Adviser	25,821	27,058	23,814
Credit to base management fee—loan servicing fee(A)	(3,890)	(3,816)	(3,503)
Credit to fees from Adviser—other(A)	(2,306)	(2,884)	(2,094)

Total expenses, net of credits	19,625	20,358	18,217

NET INVESTMENT INCOME	19,487	17,700	18,368

NET REALIZED AND UNREALIZED (LOSS) GAIN
Net realized (loss) gain:
Non-Control/Non-Affiliate investments	6,253	(8,410)	(1,431)
Affiliate investments	1,280	—	—
Control investments	(317)	(25,256)	(10,732)
Other	(64)	(510)	50
Extinguishment of debt	—	—	(1,297)

Total net realized gain (loss)	7,152	(34,176)	(13,410)
Net unrealized (depreciation) appreciation:
Non-Control/Non-Affiliate investments	(14,946)	9,116	9,925
Affiliate investments	5,858	(11,123)	(8,840)
Control investments	(6,246)	25,654	6,304
Other	62	1,313	(1,114)

Total net unrealized (depreciation) appreciation	(15,272)	24,960	6,275

Net realized and unrealized loss	(8,120)	(9,216)	(7,135)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,367	$8,484	$11,233

BASIC AND DILUTED PER COMMON SHARE:
Net investment income	$0.84	$0.84	$0.87

Net increase in net assets resulting from operations	$0.49	$0.40	$0.53

Distributions declared and paid per common share	$0.84	$0.84	$0.84

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING: Basic and Diluted	23,200,642	21,066,844	21,000,160

(A)	Refer to Note 4—Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(DOLLAR AMOUNTS IN THOUSANDS)

	Year ended September 30,
	2016	2015	2014
OPERATIONS
Net investment income	$19,487	$17,700	$18,368
Net realized gain (loss) on investments and other	7,152	(34,176)	(12,113)
Realized loss on extinguishment of debt	—	—	(1,297)
Net unrealized (depreciation) appreciation of investments	(15,334)	23,647	7,389
Net unrealized appreciation (depreciation) of other	62	1,313	(1,114)

Net increase in net assets from operations	11,367	8,484	11,233

DISTRIBUTIONS
Distributions to common stockholders from ordinary income	(16,298)	(17,700)	(2,430)
Distributions to common stockholders from realized gains	(3,189)	—	—
Return of capital to common stockholders	—	—	(15,210)

Net decrease in net assets from distributions	(19,487)	(17,700)	(17,640)

CAPITAL TRANSACTIONS
Issuance of common stock	19,665	1,169	—
Offering costs for issuance of common stock	(1,210)	(269)	—
Repurchase of common stock, net of costs	(572)	—	—
Repayment of principal on employee notes(A)	—	100	75

Net increase in net assets from capital transactions	17,883	1,000	75

NET (DECREASE) INCREASE IN NET ASSETS	9,763	(8,216)	(6,332)
NET ASSETS, BEGINNING OF YEAR	191,444	199,660	205,992

NET ASSETS, END OF YEAR	$201,207	$191,444	$199,660

(A)	Refer to Note 4—Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(DOLLAR AMOUNTS IN THOUSANDS)

	Year ended September 30,
	2016	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net (decrease) increase in net assets resulting from operations	$11,367	$8,484	$11,233
Adjustments to reconcile net (decrease) increase in net assets resulting from operations to net cash (used in) provided by operating activities:
Purchase of investments	(80,024)	(136,123)	(102,045)
Principal repayments on investments	99,705	13,741	67,860
Net proceeds from sale of investments	21,439	28,602	4,700
Increase in investments due to paid-in-kind interest or other	(5,002)	(665)	(288)
Net change in premiums, discounts and amortization	(70)	149	(126)
Cost adjustments on non-accrual loans	(388)	(328)	717
Net realized (gain) loss on investments	(7,216)	33,666	12,163
Net unrealized depreciation (appreciation) of investments	15,333	(23,647)	(7,389)
Realized loss on extinguishment of debt	—	—	1,297
Net realized loss on other	64	—	—
Net unrealized appreciation (depreciation) of other	(62)	(1,313)	1,114
(Increase) decrease in restricted cash and cash equivalents	(123)	392	501
Decrease (increase) in interest receivable, net	3,248	(2,814)	(279)
(Increase) decrease in funds due from custodian	(978)	4,836	10,451
Amortization of deferred financing fees	1,075	1,106	1,247
Decrease (increase) in other assets, net	723	(547)	61
Increase (decrease) in accounts payable and accrued expenses	422	135	(32)
(Decrease) increase in interest payable	(72)	126	(24)
Increase (decrease) in fees due to Adviser(A)	318	29	(831)
Increase (decrease) in fee due to Administrator(A)	32	32	92
Increase (decrease) in other liabilities	232	(340)	51

Net cash provided by (used in) operating activities	60,023	(74,479)	473

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	103,000	147,500	108,800
Repayments on borrowings	(159,000)	(56,900)	(119,000)
Proceeds from issuance of mandatorily redeemable preferred stock	—	—	61,000
Redemption of previously issued mandatorily redeemable preferred stock	—	—	(38,497)
Repurchase of common stock	(572)	—	—
Deferred financing fees	(75)	(1,927)	(2,797)
Proceeds from issuance of common stock	19,665	1,169	—
Offering costs for issuance of common stock	(1,210)	(269)	—
Distributions paid to common stockholders	(19,487)	(17,700)	(17,640)
Receipt of principal on employee notes(A)	—	100	75

Net cash (used in) provided by financing activities	(57,679)	71,973	(8,059)

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	2,344	(2,506)	(7,586)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	3,808	6,314	13,900

CASH AND CASH EQUIVALENTS, END OF YEAR	$6,152	$3,808	$6,314

CASH PAID DURING YEAR FOR INTEREST	$2,971	$3,702	$2,650
CASH PAID DURING YEAR FOR DIVIDENDS ON MANDATORILY REDEEMABLE PREFERRED STOCK	4,118	4,116	3,338
NON-CASH ACTIVITIES(B)	9,522	1,905	—

(A)	Refer to Note 4—Related Party Transactions for additional information.
(B)	Significant non-cash operating activities consisted principally of the following transactions:

In February 2016, our investment in Targus Group International, Inc. was restructured. As part of the transaction, our secured first lien debt investment with a cost basis and fair value of $9.0 million and $6.9 million, respectively, was restructured resulting in a common stock investment with a cost basis of $2.3 million and a secured first lien debt investment with a cost basis of $2.1 million. We contributed $0.5 million in cash as part of the transaction. The restructure resulted in a net realized loss of $5.5 million and a new investment in Targus Cayman HoldCo Limited.

In September 2016, our investment in Precision Acquisition Group Holdings, Inc. was restructured. As part of the transaction, our secured first lien debt investment with a cost basis and fair value of $9.2 and $3.4 million, respectively, was restructured resulting in a secured first lien debt investment with a cost basis of $4.0 million and a common stock investment with a cost basis of $1 in PIC 360, LLC and secured first lien debt investments with a total cost basis of $1.6 million in Precision International, LLC. The restructure resulted in a net realized loss of $3.8 million and the aforementioned new investments in PIC 360, LLC and Precision International, LLC.

In September 2015, GFRC Holdings, LLC was restructured. As part of this restructure, we converted our outstanding debt which had a cost basis of $12.7 million into a term note, a line of credit and preferred stock, which resulted in a realized loss of $10.8 million recognized in our accompanying Consolidated Statements of Operations during the quarter ended September 30, 2015.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(N):
Proprietary Investments:
AG Transportation Holdings, LLC	Cargo transport	Secured Second Lien Debt (13.3%, Due 3/2018)(D)	$13,000	$13,000	$13,000
		Member Profit Participation (18.0% ownership)(F)(H)		1,000	—
		Profit Participation Warrants (7.0% ownership)(F)(H)		244	—

				14,244	13,000

Alloy Die Casting Corp.(T)	Diversified/conglomerate manufacturing	Secured First Lien Debt (13.5%, Due 10/2018)(D)	5,235	5,235	4,973
		Secured First Lien Debt (13.5%, Due 10/2018)(D)	75	75	71
		Secured First Lien Debt (Due 10/2018)(D) (Q)	390	390	372
		Preferred Stock (1,742 shares)(F)(H)		1,742	—
		Common Stock (270 shares)(F)(H)		18	—

				7,460	5,416

Behrens Manufacturing, LLC(T)	Diversified/conglomerate manufacturing	Secured First Lien Debt (13.0%, Due 12/2018)(R)	4,275	4,275	4,638
		Preferred Stock (1,253 shares)(H)(R)		1,253	4,100

				5,528	8,738

B+T Group Acquisition Inc.(T)	Telecommunications	Secured First Lien Debt (13.0%, Due 12/2019)(D)	6,000	6,000	5,790
		Preferred Stock (5,503 shares)(F)(H)(K)		1,799	—

				7,799	5,790

Canopy Safety Brands, LLC	Personal and non-durable consumer products	Secured First Lien Line of Credit, $500 available (7.0%, Due 9/2019)(J)	—	—	—
		Secured First Lien Debt (10.5%, Due 9/2021)(J)	7,000	7,000	7,000
		Participation Warrant (J)		500	500

				7,500	7,500

Chinese Yellow Pages Company	Printing and publishing	Secured First Lien Line of Credit, $0 available (7.3%, Due 2/2015)(F)	108	108	—

Drumcree, LLC	Broadcasting and entertainment	Secured First Lien Debt (13.0% PIK, Due 1/2017)(F)(G)	4,836	4,836	4,682

Flight Fit N Fun LLC	Leisure, Amusement, Motion Pictures, Entertainment	Secured First Lien Debt (12.0%, Due 9/2020)(D)	7,800	7,800	7,800
		Preferred Stock (700,000 units)(F)(H)		700	969

				8,500	8,769

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(N) (Continued):
Francis Drilling Fluids, Ltd.	Oil and gas	Secured Second Lien Debt (11.4%, Due 4/2020)(D)	15,000	15,000	8,250
		Secured Second Lien Debt (10.8%, Due 4/2020)(D)	7,000	7,000	3,850
		Preferred Equity Units (1,277 units)(F)(H)		976	—
		Common Equity Units (1,277 units)(F)(H)		1	—

				22,977	12,100

Funko Acquisition Holdings, LLC(T)	Personal and non-durable consumer products	Preferred Equity Units (260 units)(H)(F)		260	358
		Common Stock (975 units)(H)(F)		—	—

				260	358

GFRC Holdings, LLC	Buildings and real estate	Secured First Lien Line of Credit, $295 available (9.0%, Due 9/2018)(F)	905	905	905
		Secured First Lien Debt (9.0%, Due 9/2018)(F)	1,000	1,000	1,000
		Preferred Stock (1,000 shares)(F)(H)		1,025	754
		Common Stock Warrants (45.0% ownership)(F)(H)		—	—

				2,930	2,659

IA Tech, LLC	Diversified/conglomerate service	Secured First Lien Debt (12.0%, Due 6/2021)(D)	23,000	23,000	23,230

LCR Contractors, LLC	Buildings and Real Estate	Secured First Lien Debt (10.0%, Due 1/2021)(D)	8,500	8,500	8,564

Leeds Novamark Capital I, L.P.	Private equity fund–healthcare, education and childcare	Limited Partnership Interest (3.5% ownership, $2,004 uncalled capital commitment)(H)(M)(S)		991	779

Meridian Rack & Pinion, Inc.(T)	Automobile	Secured First Lien Debt (13.5%, Due 12/2018)(D)	4,140	4,140	3,767
		Preferred Stock (1,449 shares)(F)(H)		1,449	255

				5,589	4,022

Merlin International, Inc.	Healthcare, education, and childcare	Secured Second Lien Debt (11.0%, Due 8/2022)(J)	10,000	10,000	10,000

Mikawaya	Beverage, Food and Tobacco	Secured Second Lien Debt (11.5%, Due 1/2021)(D)	6,750	6,750	6,649
		Common Stock (450 units)(F)(H)		450	172

				7,200	6,821

Precision International, LLC	Machinery	Secured First Lien Debt (10.0% PIK, Due 9/2021)(F)	600	600	600
		Secured First Lien Mortgage Note (3.0%, Due 9/2017)(F)	1,000	1,000	996
		Membership Unit Warrant (33.3% ownership)(F)(H)		—	—

				1,600	1,596

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(N) (Continued):
Travel Sentry, Inc.	Diversified/conglomerate service	Secured First Lien Debt (9.5%, Due 12/2021)(D)	9,665	9,665	9,677

Triple H Food Processors	Beverage, Food and Tobacco	Secured First Lien Line of Credit, $1,500 available (7.8%, Due 8/2018)(D)	—	—	—
		Secured First Lien Debt (9.8%, Due 8/2020)(D)	7,600	7,600	7,676
		Common Stock (250,000 units)(F)(H)		250	525

				7,850	8,201

TWS Acquisition Corporation	Healthcare, education and childcare	Secured First Lien Line of Credit, $1,500 available (9.0%, Due 7/2017)(D)	—	—	—
		Secured First Lien Debt (9.0%, Due 7/2020)(D)	10,000	10,000	10,050

				10,000	10,050

United Flexible, Inc.	Diversified/conglomerate manufacturing	Secured Second Lien Debt (10.5%, 2.0% PIK, Due 2/2022)(D)	17,632	17,632	17,280
		Preferred Stock (382 shares)(F)(H)		382	428
		Common Stock (852 shares)(F)(H)		44	36

				18,058	17,744

Vision Government Solutions, Inc.	Diversified/conglomerate service	Secured First Lien Line of Credit, $0 available (7.5%, Due 1/2017)(D)	1,450	1,450	1,355
		Secured First Lien Delayed Draw Term Loan, $1,300 available (10.0%, Due 1/2017)(D)(G)	1,200	1,200	1,106
		Secured First Lien Debt (9.8%, Due 1/2017)(D)	9,000	9,000	8,293

				11,650	10,754

WadeCo Specialties, Inc.	Oil and gas	Secured First Lien Line of Credit, $1,125 available (8.0%, Due 4/2017)(D)	1,175	1,174	1,127
		Secured First Lien Debt (8.0%, Due 3/2019)(D)	11,691	11,691	11,216
		Secured First Lien Debt (12.0%, Due 3/2019)(D)	7,000	7,000	6,637
		Preferred Stock (1,000 shares)(F)(H)		618	—

				20,483	18,980

Subtotal – Non-Control/Non-Affiliate Proprietary Investments				$216,728	$199,430

Syndicated Investments:
Autoparts Holdings Limited	Automobile	Secured Second Lien Debt (11.0%, Due 1/2018)(E)	$700	$699	$609

DataPipe, Inc.	Diversified/conglomerate service	Secured Second Lien Debt (9.0%, Due 9/2019)(E)	2,000	1,951	1,965

NetSmart Technologies, Inc.	Healthcare, education and childcare	Secured Second Lien Debt (10.5%, Due 10/2023)(E)	2,000	1,952	1,960

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
Syndicated Investments (Continued):
New Trident Holdcorp, Inc.	Healthcare, education and childcare	Secured Second Lien Debt (10.3%, Due 7/2020)(E)	4,000	3,990	3,280

PLATO Learning, Inc.	Healthcare, education and childcare	Unsecured Debt (10.0% PIK, Due 6/2020)(D)(G)	$3,000	$2,960	$3,012
		Common Stock (21,429 shares)(F)(H)		2,637	—

				5,597	3,012

PSC Industrial Holdings Corp.	Diversified/conglomerate service	Secured Second Lien Debt (9.3%, Due 12/2021)(E)	3,500	3,443	3,273

RP Crown Parent, LLC	Electronics	Secured Second Lien Debt (11.3%, Due 12/2019)(R)	2,000	1,976	2,000

SourceHOV LLC	Finance	Secured Second Lien Debt (11.5%, Due 4/2020)(E)	5,000	4,854	3,000

The Active Network, Inc.	Electronics	Secured Second Lien Debt (9.5%, Due 11/2021)(E)	1,000	996	980

Vertellus Specialties Inc.	Chemicals, plastics and rubber	Secured First Lien Debt (10.5%, Due 10/2019)(E)(I)	3,940	3,831	2,541

Vitera Healthcare Solutions, LLC	Healthcare, education and childcare	Secured Second Lien Debt (9.3%, Due 11/2021)(E)	4,500	4,479	4,151

W3 Co.	Oil and gas	Secured Second Lien Debt (9.3%, Due 9/2020)(E)	499	495	200

Subtotal – Non-Control/Non-Affiliate Syndicated Investments				$34,263	$26,971

Total Non-Control/Non-Affiliate Investments (represented 70.3% of total investments at fair value)				$250,991	$226,401

AFFILATE INVESTMENTS(O):
Proprietary Investments:

Edge Adhesives Holdings LLC(T)	Diversified/conglomerate manufacturing	Secured First Lien Debt (12.5%, Due 2/2019)(D)	$6,200	$6,200	$6,076
		Secured First Lien Debt (13.8%, Due 2/2019)(D)	1,600	1,600	1,576
		Preferred Stock (2,516 units)(F)(H)		2,516	—

				10,316	7,652

FedCap Partners LLC	Private equity fund—aerospace and defense	Class A Membership Units (80 units, $0 Uncalled		1,634	1,265
		Commitment)(H)(L)(S)

Lignetics, Inc.	Diversified natural resources, precious metals and minerals	Secured Second Lien Debt (12.0%, Due 2/2021)(D)	6,000	6,000	5,850
		Secured Second Lien Debt (12.0%, Due 2/2021)(D)	8,000	8,000	7,800
		Common Stock (152,603 shares)(F)(H)		1,856	1,171

				15,856	14,821
LWO Acquisitions Company LLC	Diversified/conglomerate manufacturing	Secured First Lien Line of Credit, $125 available (6.5%, 2.0% PIK, Due 12/2017)(D)	2,471	2,471	1,977
		Secured First Lien Debt (9.5%, 2.0% PIK, Due 12/2019)(D)	10,723	10,723	8,578
		Common Units (921,000 units)(F)(H)		921	—

				14,115	10,555

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
AFFILATE INVESTMENTS(O) (Continued):
RBC Acquisition Corp.	Healthcare, education and childcare	Secured First Lien Debt (8.0%, Due 2/2019)(G)(R)	$6,954	$6,954	$7,219
		Secured First Lien Line of Credit, $0 available (6.0%, 3% PIK, Due 12/2016)(G)(R)	4,629	4,629	4,629
		Secured First Lien Debt (8.0%, 4.0% PIK, Due 12/2016)(C)(G)(R)	13,808	13,808	14,582
		Secured First Lien Mortgage Note (Due 12/2017)(Q)(R)	7,704	7,704	7,704
		Preferred Stock (4,999,000 shares)(H)(K)(R)		4,999	3,211
		Common Stock (2,000,000 shares)(H)(R)		370	—

				38,464	37,345

Subtotal – Affiliate Proprietary Investments				$80,385	$71,638

Syndicated Investments:

Targus Cayman HoldCo Limited	Textiles and leather	Secured First Lien Debt (15.0% PIK, Due 12/2019)(D)(G)	2,285	2,285	2,279
		Common Stock (526,141 shares)(F)(H)		2,343	1,556

				4,628	3,835

Total Affiliate Investments (represented 23.4% of total investments at fair value)				$85,013	$75,473

CONTROL INVESTMENTS(P):
Proprietary Investments:

Defiance Integrated Technologies, Inc.	Automobile	Secured Second Lien Debt (11.0%, Due 2/2019)(F)	$6,225	$6,225	$6,225
		Common Stock (33,321 shares)(F)(H)		580	3,981

				$6,805	$10,206

PIC 360, LLC	Machinery	Secured First Lien Debt (14.0%, Due 12/2017)(F)	4,000	4,000	4,000
		Common Equity Units (750 units)(F)		1	1

				4,001	4,001

Sunshine Media Holdings	Printing and publishing	Secured First Lien Line of Credit, $672 available (8.0%, Due 5/2018)(F)(G)	1,328	1,328	1,328
		Secured First Lien Debt (8.0%, Due 5/2018)(F)(G)	5,000	5,000	1,388
		Secured First Lien Debt (4.8%, Due 5/2018)(F)(I)	11,948	11,948	3,317
		Secured First Lien Debt (5.5%, Due 5/2018)(C)(F)(I)	10,700	10,700	—
		Preferred Stock (15,270 shares)(F)(H)(K)		5,275	—
		Common Stock (1,867 shares)(F)(H)		740	—
		Common Stock Warrants (72 shares)(F)(H)		—	—

				34,991	6,033

Total Control Proprietary Investments (represented 6.3% of total investments at fair value)				$45,797	$20,240

TOTAL INVESTMENTS(U)				$381,801	$322,114

(A)	Certain of the securities listed in this schedule are issued by affiliate(s) of the indicated portfolio company. The majority of the securities listed, totaling $282.2 million at fair value, are pledged as collateral to our Credit Facility, as described further in Note 5—Borrowings. Under the Investment Company Act of 1940, as amended, (the “1940 Act”), we may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of September 30, 2016, two of our investments (FedCap Partners, LLC and Leeds Novamark Capital I, L.P.) are considered non-qualifying assets under Section 55 of the 1940 Act. Such non-qualifying assets represent 6.6% of total investments, at fair value, as of September 30, 2016.
(B)	Percentages represent cash interest rates (which are generally indexed off of the 30-day London Interbank Offered Rate (“LIBOR”)) in effect at September 30, 2016, and due dates represent the contractual maturity date. If applicable, paid-in-kind (“PIK”) interest rates are noted separately from the cash interest rates and any unused line of credit fees are excluded. Secured first lien debt securities generally take the form of first priority liens on substantially all of the assets of the underlying portfolio company businesses.
(C)	Last out tranche (“LOT”) of secured first lien debt, meaning if the portfolio company is liquidated, the holder of the LOT is generally paid after the other secured first lien debt holders but before all other debt and equity holders.
(D)	Fair value was based on an internal yield analysis or on estimates of value submitted by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”).
(E)	Fair value was based on the indicative bid price on or near September 30, 2016, offered by the respective syndication agent’s trading desk.
(F)	Fair value was based on the total enterprise value of the portfolio company, which was then allocated to the portfolio company’s securities in order of their relative priority in the capital structure.
(G)	Debt security has a fixed interest rate.
(H)	Investment is non-income producing.
(I)	Investment is on non-accrual status.
(J)	New investment valued at cost, as it was determined that the price paid during the quarter ended September 30, 2016 best represents fair value as of September 30, 2016.
(K)	Aggregates all shares of such class of stock owned without regard to specific series owned within such class, some series of which may or may not be voting shares.
(L)	There are certain limitations on our ability to transfer our units owned, withdraw or resign prior to dissolution of the entity, which must occur no later than May 3, 2020.
(M)	There are certain limitations on our ability to withdraw our partnership interest prior to dissolution of the entity, which must occur no later than May 9, 2024 or two years after all outstanding leverage has matured.
(N)	Non-Control/Non-Affiliate investments, as defined by the 1940 Act, are those that are neither Control nor Affiliate investments and in which we own less than 5.0% of the issued and outstanding voting securities.
(O)	Affiliate investments, as defined by the 1940 Act, are those in which we own, with the power to vote, between and inclusive of 5.0% and 25.0% of the issued and outstanding voting securities.
(P)	Control investments, as defined by the 1940 Act, are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities.
(Q)	This investment does not have a stated interest rate that is payable thereon.
(R)	Fair value was based on the expected exit or payoff amount, where such event has occurred or is expected to occur imminently.
(S)	Fair value was based on net asset value provided by the fund as a practical expedient.
(T)	One of our affiliated funds, Gladstone Investment Corporation, co-invested with us in this portfolio company pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission.
(U)	Cumulative gross unrealized depreciation for federal income tax purposes is $75.3 million; cumulative gross unrealized appreciation for federal income tax purposes is $8.8 million. Cumulative net unrealized depreciation is $66.5 million, based on a tax cost of $388.6 million.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(P):
Proprietary Investments:
AG Transportation Holdings, LLC	Cargo transport	Secured Second Lien Debt (13.3%, Due 3/2018)(D)	$13,000	$12,980	$12,870
		Member Profit Participation (18.0% ownership)(F)(H)		1,000	564
		Profit Participation Warrants (7.0% ownership)(F)(H)		244	—

				14,224	13,434

Allison Publications, LLC	Printing and publishing	Secured First Lien Line of Credit, $250 available (8.3%, Due 9/2016)(D)	350	350	347
		Secured First Lien Debt (8.3%, Due 9/2018)(D)	2,444	2,444	2,422
		Secured First Lien Debt (13.0%, Due 9/2018)(C) (D)	5,400	5,400	5,360

				8,194	8,129

Alloy Die Casting Corp.	Diversified/conglomerate manufacturing	Secured First Lien Debt (13.5%, Due 10/2018)(D)	5,235	5,235	4,947
		Preferred Stock (1,742 shares)(F)(H)		1,742	153
		Common Stock (270 shares)(F)(H)		18	—

				6,995	5,100

Behrens Manufacturing, LLC	Diversified/conglomerate manufacturing	Secured First Lien Debt (13.0%, Due 12/2018)(D)	4,275	4,275	4,264
		Preferred Stock (1,253 shares)(F)(H)(K)		1,253	2,268

				5,528	6,532

B+T Group Acquisition Inc.	Telecommunications	Secured First Lien Debt (13.0%, Due 12/2019)(D)	6,000	6,000	5,865
		Preferred Stock (5,503 shares)(F)(H)(K)		1,799	—

				7,799	5,865

Chinese Yellow Pages Company	Printing and publishing	Secured First Lien Line of Credit, $0 available (7.3%, Due 2/2015)(D)	108	108	32

Flight Fit N Fun LLC	Leisure, Amusement, Motion Pictures, Entertainment	Secured First Lien Debt (12.0%, Due 9/2020)(J)	7,800	7,800	7,800
		Preferred Stock (700,000 units)(H)(J)		700	700

				8,500	8,500

Francis Drilling Fluids, Ltd.	Oil and gas	Secured Second Lien Debt (11.4%, Due 4/2020)(D)	15,000	15,000	12,938
		Secured Second Lien Debt (10.3%, Due 4/2020)(D)	7,000	7,000	6,037

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(P) (Continued):
		Preferred Equity Units (999 units)(F)(H)		648	747
		Common Equity Units (999 units)(F)(H)		1	206

				22,649	19,928

Funko, LLC	Personal and non-durable consumer products	Secured First Lien Debt (9.3%, Due 5/2019)(F)(G)	7,500	7,500	7,500
		Secured First Lien Debt (9.3%, Due 5/2019)(F)(G)	2,000	2,000	2,000
		Preferred Equity Units (1,305 units)(L)(H)		1,305	17,314

				10,805	26,814

GFRC Holdings, LLC	Buildings and real estate	Secured First Lien Line of Credit, $840 available (9.0%, Due 9/2018)(J)	360	360	360
		Secured First Lien Debt (9.0%, Due 9/2018)(J)	1,000	1,000	1,000
		Preferred Stock (1,000 shares)(H)(J)		1,025	1,025
		Common stock warrant (45% ownership)(H)(J)		—	—

				2,385	2,385

Heartland Communications Group	Broadcasting and entertainment	Secured First Lien Line of Credit, $0 available (5.0%, Due 10/2015)(F)(G)(I)	91	82	31
		Secured First Lien Line of Credit, $0 available (10.0%, Due 10/2015)(F)(G)(I)	91	74	31
		Secured First Lien Debt (5.0%, Due 10/2015)(F)(G)(I)	3,931	3,568	1,338
		Common Stock Warrants (8.8% ownership)(F)(H)		66	—

				3,790	1,400
J.America, Inc.	Personal and non-durable consumer products	Secured Second Lien Debt (10.4%, 1.0% PIK, Due 12/2019)(D)(G)	$7,538	$7,538	$7,331
		Secured Second Lien Debt (11.5%, 1.0% PIK, Due 12/2019)(D)(G)	9,548	9,548	9,274

				17,086	16,605

Leeds Novamark Capital I, L.P.	Private equity fund–healthcare, education and childcare	Limited Partnership Interest (3.5% ownership, $2,214 uncalled capital commitment)(H)(O)	781	781	555

Legend Communications of Wyoming, LLC	Broadcasting and entertainment	Secured First Lien Debt (11.0%, Due 11/2014)(D)	6,699	6,699	3,816

Meridian Rack & Pinion, Inc.	Automobile	Secured First Lien Debt (13.5%, Due 12/2018)(D)	4,140	4,140	4,036
		Preferred Stock (1,449 shares)(F)(H)		1,449	—

				5,589	4,036

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(P) (Continued):
Mikawaya	Beverage, Food and Tobacco	Secured Second Lien Debt (11.5%, Due 1/2021)(J)	6,750	6,750	6,750
		Common Stock (2.49% ownership)(H)(J)		450	450

				7,200	7,200
Precision Acquisition Group Holdings, Inc.	Machinery	Equipment Note (11.0%, Due 4/2016)(D)	1,000	1,000	1,104
		Secured First Lien Debt (11.0%, Due 4/2016)(D)	4,125	4,125	2,910
		Secured First Lien Debt (11.0%, Due 4/2016)(C)(D)	4,053	4,053	640

				9,178	4,654

Southern Petroleum Laboratories, Inc.	Oil and gas	Secured Second Lien Debt (11.5%, Due 2/2020)(D)	8,000	8,000	7,600
		Preferred (4,054,054.05 shares)(F)(H)		750	1,274

				8,750	8,874

Triple H Food Processors	Beverage, Food and Tobacco	Secured First Lien Line of Credit, $1,500 available (7.8%, Due 8/2018)(J)	—	—	—
		Secured First Lien Debt (9.8%, Due 8/2020)(J)	8,000	8,000	8,000
		Common Stock (250,000 units)(H)(J)		250	250

				8,250	8,250

TWS Acquisition Corporation	Healthcare, education and childcare	Secured First Lien Line of Credit, $1,500 available (10.0%, Due 7/2017)(J)	—	—	—
		Secured First Lien Debt (10.0%, Due 7/2020)(J)	13,000	13,000	13,000

				13,000	13,000

United Flexible, Inc.	Diversified/conglomerate manufacturing	Secured First Lien Line of Credit, $4,000 available (7.0%, Due 2/2018)(D)	—	—	—
		Secured First Lien Debt (9.3%, Due 2/2020)(D)	20,284	20,284	20,030
		Preferred Stock (245 shares)(F)(H)		245	261
		Common Stock (500 shares)(F)(H)		5	64

				20,534	20,355

Vision Government Solutions, Inc.	Diversified/conglomerate service	Secured First Lien Line of Credit, $550 available (7.5%, Due 12/2017)(D)	1,450	1,450	1,434
		Secured First Lien Debt (9.75%, Due 12/2019)(D)	9,000	9,000	8,899

				10,450	10,333

WadeCo Specialties, Inc.	Oil and gas	Secured First Lien Line of Credit, $2,525 available (8.0%, Due 3/2016)(D)	2,475	2,475	2,388
		Secured First Lien Debt (8.0%, Due 3/2019)(D)	12,750	12,750	12,307

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(P) (Continued):
		Secured First Lien Debt (12.0%, Due 3/2019)(D)	7,000	7,000	6,748
		Preferred Stock (1,000 shares)(F)(H)		477	477

				22,702	21,920
Westland Technologies, Inc.	Diversified/conglomerate manufacturing	Secured First Lien Debt (12.5%, Due 4/2016)(D)	$4,000	$4,000	$4,013
		Common Stock (58,333 shares)(F)(H)		408	639

				4,408	4,652

Subtotal – Non-Control/Non-Affiliate Proprietary Investments				$225,604	$222,369

Syndicated Investments:
Ameriqual Group, LLC	Beverage, food and tobacco	Secured First Lien Debt (9.0% and 1.3% PIK, Due 3/2016)(E)	$7,367	$7,352	$7,367

Autoparts Holdings Limited	Automobile	Secured Second Lien Debt (11.0%, Due 1/2018)(E)	700	698	692

First American Payment Systems, L.P.	Finance	Secured Second Lien Debt (10.8%, Due 4/2019)(L)	4,195	4,172	4,006

GTCR Valor Companies, Inc.	Electronics	Secured Second Lien Debt (9.5%, Due 11/2021)(E)	3,000	2,984	2,940

New Trident Holdcorp, Inc.	Healthcare, education and childcare	Secured Second Lien Debt (10.3%, Due 7/2020)(E)	4,000	3,989	3,720

PLATO Learning, Inc.	Healthcare, education and childcare	Secured Second Lien Debt (10.0% PIK, Due 6/2020)(D)(G)	2,718	2,666	2,715
		Common Stock (21,429 shares)(F)(H)		2,637	—

				5,303	2,715

PSC Industrial Holdings Corp.	Diversified/conglomerate service	Secured Second Lien Debt (9.3%, Due 12/2021)(E)	3,500	3,436	3,430

RP Crown Parent, LLC	Electronics	Secured Second Lien Debt (11.3%, Due 12/2019)(E)	2,000	1,971	1,720

SourceHOV LLC	Finance	Secured Second Lien Debt (11.5%, Due 4/2020)(E)	5,000	4,822	4,350

Targus Group International, Inc.	Textiles and leather	Secured First Lien Debt (13.8% and 1.0% PIK, Due 5/2016)(E)	8,976	8,950	6,911

The Active Network, Inc.	Electronics	Secured Second Lien Debt (9.5%, Due 11/2021)(E)	1,000	996	930

Vertellus Specialties Inc.	Chemicals, plastics and rubber	Secured First Lien Debt (10.5%, Due 10/2019)(E)	3,960	3,839	3,524

Vision Solutions, Inc.	Electronics	Secured Second Lien Debt (9.5%, Due 7/2017)(E)	8,000	7,968	7,960

Vitera Healthcare Solutions, LLC	Healthcare, education and childcare	Secured Second Lien Debt (9.3%, Due 11/2021)(E)	4,500	4,476	4,388

W3 Co.	Oil and gas	Secured Second Lien Debt (9.3%, Due 9/2020)(E)	499	495	389

Subtotal – Non-Control/Non-Affiliate Syndicated Investments				$61,451	$55,042

Total Non-Control/Non-Affiliate Investments (represented 75.8% of total investments at fair value)				$287,055	$277,411

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
AFFILATE INVESTMENTS(Q):
Proprietary Investments:
Ashland Acquisition LLC	Printing and publishing	Secured First Lien Line of Credit, $1,500 available (12.0%, Due 7/2016)(D)(G)	$—	$—	$—
		Secured First Lien Debt (12.0%, Due 7/2018)(D)(G)	7,000	7,000	7,017
		Preferred Equity Units (4,400 units)(F)(H)		440	574
		Common Equity Units (4,400 units)(F)(H)		—	238

				7,440	7,829
Edge Adhesives Holdings, Inc.	Diversified/conglomerate manufacturing	Secured First Lien Debt (12.5%, Due 2/2019)(D)	$6,200	$6,200	$6,123
		Secured First Lien Debt (13.8%, Due 2/2019)(D)	1,600	1,600	1,582
		Preferred Stock (2,516 shares)(F)(H)		2,516	—

				10,316	7,705

FedCap Partners, LLC	Private equity fund – aerospace and defense	Class A Membership Units (80 units)(H)(N)		1,634	1,647

Lignetics, Inc.	Diversified natural resources, precious metals and minerals	Secured Second Lien Debt (12.0%, Due 2/2021)(D)	6,000	6,000	5,940
		Secured Second Lien Debt (12.0%, Due 2/2021)(D)	8,000	8,000	7,920
		Common Stock (152,603 shares)(F)(H)		1,855	2,211

				15,855	16,071

LWO Acquisitions Company LLC	Diversified/conglomerate manufacturing	Secured First Lien Line of Credit, $1,950 available (6.5%, Due 12/2017)(D)	1,050	1,050	1,049
		Secured First Lien Debt (9.5%, Due 12/2019)(D)	10,579	10,579	10,566
		Common Stock (921,000 shares)(F)(H)		921	545

				12,550	12,160

RBC Acquisition Corp.	Healthcare, education and childcare	Secured First Lien Line of Credit, $0 available (9.0%, Due 12/2015)(F)	4,000	4,000	4,000
		Secured First Lien Mortgage Note (9.5%, Due 12/2015)(F)(G)	6,871	6,871	6,871
		Secured First Lien Debt (12.0%, Due 12/2015)(C)(F)	11,392	11,392	9,746
		Secured First Lien Debt (12.5%, Due 12/2015)(F)(G)	6,000	6,000	—
		Preferred Stock (4,999,000 shares)(F)(H)(K)		4,999	—
		Common Stock (2,000,000 shares)(F)(H)		370	—

				33,632	20,617

Total Affiliate Proprietary Investments (represented 18.1% of total investments at fair value)				$81,427	$66,029

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
CONTROL INVESTMENTS(R):
Proprietary Investments:
Defiance Integrated Technologies, Inc.	Automobile	Secured Second Lien Debt (11.0%, Due 2/2019)(F)	$6,385	$6,385	$6,384
		Common Stock (15,500 shares)(F)(H)		1	6,586

				6,386	12,970
Lindmark Acquisition, LLC	Broadcasting and entertainment	Secured First Lien Debt, $0 available (25.0%, Due Upon Demand)(F)(G)	—	—	—
		Success Fee on Secured Second Lien Debt (F)	—	—	20
		Common Stock (100 shares)(F)(H)		317	—

				317	20
Sunshine Media Holdings	Printing and publishing	Secured First Lien Line of Credit, $604 available (8.0%, Due 5/2016)(F)(G)	$1,396	$1,396	$1,396
		Secured First Lien Debt (8.0%, Due 5/2016)(F)(G)	5,000	5,000	2,379
		Secured First Lien Debt (4.8%, Due 5/2016)(F)(I)	11,948	11,948	5,686
		Secured First Lien Debt (5.5%, Due 5/2016)(C)(F)(I)	10,700	10,700	—
		Preferred Stock (15,270 shares)(F)(H)(K)		5,275	—
		Common Stock (1,867 shares)(F)(H)		740	—
		Common Stock Warrants (72 shares)(F)(H)		—	—

				35,059	9,461

Total Control Proprietary Investments (represented 6.1% of total investments at fair value)				$41,762	$22,451

TOTAL INVESTMENTS(S)				$410,244	$365,891

(A)	Certain of the securities listed in the above schedule are issued by affiliate(s) of the indicated portfolio company. Additionally, the majority of the securities listed above, totaling $312.0 million at fair value, are pledged as collateral to our Credit Facility, as described further in Note 5—Borrowings.
(B)	Percentages represent cash interest rates (which are generally indexed off of the 30-day London Interbank Offered Rate (“LIBOR”)) in effect at September 30, 2015, and due dates represent the contractual maturity date. If applicable, paid-in-kind (“PIK”) interest rates are noted separately from the cash interest rates. Senior debt securities generally take the form of first priority liens on the assets of the underlying businesses.
(C)	Last out tranche (“LOT”) of debt, meaning if the portfolio company is liquidated, the holder of the LOT is paid after all other debt holders.
(D)	Fair value was based on an internal yield analysis or on estimates of value submitted by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”).
(E)	Fair value was based on the indicative bid price on or near September 30, 2015, offered by the respective syndication agent’s trading desk.
(F)	Fair value was based on the total enterprise value of the portfolio company, which was then allocated to the portfolio company’s securities in order of their relative priority in the capital structure.
(G)	Debt security has a fixed interest rate.
(H)	Investment is non-income producing.
(I)	Investment is on non-accrual status.
(J)	New, or restructured proprietary investment valued at cost, as it was determined that the price paid during the quarter ended September 30, 2015 best represents fair value as of September 30, 2015.
(K)	Aggregates all shares of such class of stock owned without regard to specific series owned within such class, some series of which may or may not be voting shares.

(L)	Subsequent to September 30, 2015, the investment was sold, and as such the fair value as of September 30, 2015 was based upon the sales amount.
(N)	There are certain limitations on our ability to transfer our units owned, withdraw or resign prior to dissolution of the entity, which must occur no later than May 3, 2020.
(O)	There are certain limitations on our ability to withdraw our partnership interest prior to dissolution of the entity, which must occur no later than May 9, 2024 or two years after all outstanding leverage has matured.
(P)	Non-Control/Non-Affiliate investments, as defined by the Investment Company Act of 1940, as amended, (the “1940 Act”), are those that are neither Control nor Affiliate investments and in which we own less than 5.0% of the issued and outstanding voting securities.
(Q)	Affiliate investments, as defined by the 1940 Act, are those in which we own, with the power to vote, between 5.0% and 25.0% of the issued and outstanding voting securities.
(R)	Control investments, as defined by the 1940 Act, are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities.
(S)	Cumulative gross unrealized depreciation for federal income tax purposes is $70.4 million; cumulative gross unrealized appreciation for federal income tax purposes is $25.7 million. Cumulative net unrealized depreciation is $44.7 million, based on a tax cost of $410.6 million.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2016

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND AS OTHERWISE INDICATED)

NOTE 1. ORGANIZATION

Gladstone Capital Corporation was incorporated under the Maryland General Corporation Law on May 30, 2001 and completed an initial public offering on August 24, 2001. The terms “the Company,” “we,” “our” and “us” all refer to Gladstone Capital Corporation and its consolidated subsidiaries. We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) and is applying the guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification Topic 946 “ Financial Services-Investment Companies.” In addition, we have elected to be treated for tax purposes as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). We were established for the purpose of investing in debt and equity securities of established private businesses operating in the United States (“U.S”). Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established lower middle market companies in the U.S. that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains.

Gladstone Business Loan, LLC (“Business Loan”), a wholly-owned subsidiary of ours, was established on February 3, 2003, for the sole purpose of owning a portion of our portfolio of investments in connection with our Credit Facility (defined in Note 5—Borrowings ).

Gladstone Financial Corporation (“Gladstone Financial”), a wholly-owned subsidiary of ours, was established on November 21, 2006, for the purpose of holding a license to operate as a Specialized Small Business Investment Company. Gladstone Financial acquired this license in February 2007. The license enables us to make investments in accordance with the United States Small Business Administration guidelines for specialized small business investment companies. As of September 30, 2016 and 2015, we held no investments in portfolio companies through Gladstone Financial.

The financial statements of Business Loan and Gladstone Financial are consolidated with ours. We also have significant subsidiaries whose financial statements are not consolidated with ours. Refer to Note 14—Unconsolidated Significant Subsidiaries for additional information regarding our unconsolidated significant subsidiaries.

We are externally managed by Gladstone Management Corporation (the “Adviser”), a Delaware corporation and a U.S. Securities and Exchange Commission (the “SEC”) registered investment adviser and an affiliate of ours, pursuant to an investment advisory and management agreement (the “Advisory Agreement”). Administrative services are provided by our affiliate, Gladstone Administration, LLC (the “Administrator”), a Delaware limited liability company, pursuant to an administration agreement (the “Administration Agreement”). Refer to Note 4—Related Party Transactions for additional information regarding these arrangements.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

Our Consolidated Financial Statements and the accompanying notes are prepared in accordance with accounting principles generally accepted in the U.S. (“GAAP”) and conform to Regulation S-X under the Securities

Exchange Act of 1934, as amended. Management believes it has made all necessary adjustments so that our accompanying Consolidated Financial Statements are presented fairly and that all such adjustments are of a normal recurring nature. Our accompanying Consolidated Financial Statements include our accounts and the accounts of our wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated.

Consolidation

In accordance with Article 6 of Regulation S-X under the Securities Act of 1933, as amended, we do not consolidate portfolio company investments. Under the investment company rules and regulations pursuant to the American Institute of Certified Public Accountants (“AICPA”) Audit and Accounting Guide for Investment Companies, codified in ASC 946, we are precluded from consolidating any entity other than another investment company, except that ASC 946 provides for the consolidation of a controlled operating company that provides substantially all of its services to the investment company or its consolidated subsidiaries.

Use of Estimates

Preparing financial statements requires management to make estimates and assumptions that affect the amounts reported in our accompanying Consolidated Financial Statements and accompanying notes. Actual results may differ from those estimates.

Reclassifications

Certain amounts in our prior fiscal year’s consolidated financial statements have been reclassified to conform to the presentation for the year ended September 30, 2016 with no effect on our financial condition, results of operations or cash flows.

Classification of Investments

In accordance with the BDC regulations in the 1940 Act, we classify portfolio investments on our accompanying Consolidated Financial Statements into the following categories:

•	Control Investments—Control investments are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities;

•	Affiliate Investments—Affiliate investments are those in which we own, with the power to vote, between 5.0% and 25.0% of the issued and outstanding voting securities that are not classified as Control Investments; and

•	Non-Control/Non-Affiliate Investments—Non-Control/Non-Affiliate investments are those that are neither control nor affiliate investments and in which we own less than 5.0% of the issued and outstanding voting securities.

Cash and cash equivalents

We consider all short-term, highly liquid investments that are both readily convertible to cash and have a maturity of three months or less at the time of purchase to be cash equivalents. Cash is carried at cost, which approximates fair value. We place our cash with financial institutions, and at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit. We seek to mitigate this concentration of credit risk by depositing funds with major financial institutions.

Restricted Cash and Cash Equivalents

Restricted cash is cash held in escrow that was generally received as part of an investment exit. Restricted cash is carried at cost, which approximates fair value.

Investment Valuation Policy

Accounting Recognition

We record our investments at fair value in accordance with the FASB Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”) and the 1940 Act. Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and amortized cost basis of the investment, without regard to unrealized depreciation or appreciation previously recognized, and include investments charged off during the period, net of recoveries. Unrealized depreciation or appreciation primarily reflects the change in investment fair values, including the reversal of previously recorded unrealized depreciation or appreciation when gains or losses are realized.

Board Responsibility

In accordance with the 1940 Act, our Board of Directors has the ultimate responsibility for reviewing and approving, in good faith, the fair value of our investments based on our investment valuation policy, which has been approved by our Board of Directors (the “Policy”). Such review occurs in three phases. First, prior to its quarterly meetings, our Board of Directors receives written valuation recommendations and supporting materials provided by professionals of the Adviser and Administrator with oversight and direction from our chief valuation officer, who reports directly to our Board of Directors (the “Valuation Team”). Second, the Valuation Committee of our Board of Directors, comprised entirely of independent directors, meets to review the valuation recommendations and supporting materials. Third, after the Valuation Committee concludes its meeting, it and our chief valuation officer present the Valuation Committee’s findings to the entire Board of Directors and, after discussion, the Board of Directors ultimately approves the value of our portfolio of investments in accordance with the Policy.

There is no single method for determining fair value (especially for privately-held businesses), as fair value depends upon the specific facts and circumstances of each individual investment. In determining the fair value of our investments, the Valuation Team, led by our chief valuation officer, uses the Policy and each quarter the Valuation Committee and Board of Directors reviews the Policy to determine if changes are advisable and also reviews whether the Valuation Team has applied the Policy consistently.

Use of Third Party Valuation Firms

The Valuation Team engages third party valuation firms to provide independent assessments of fair value of certain of our investments.

Standard & Poor’s Securities Evaluation, Inc. (“SPSE”), a valuation specialist, generally provides estimates of fair value on our proprietary debt investments. The Valuation Team, in accordance with the policy, generally assigns SPSE’s estimates of fair value to our debt investments where we do not have the ability to effectuate a sale of the applicable portfolio company. The Valuation Team corroborates SPSE’s estimates of fair value using one or more of the valuation techniques discussed below. The Valuation Team’s estimate of value on a specific debt investment may significantly differ from SPSE’s. When this occurs, the Valuation Committee and Board of Directors review whether the Valuation Team has followed the Policy and whether the Valuation Team’s recommended fair value is reasonable in light of the Policy and other facts and circumstances and then votes to accept or reject the Valuation Team’s recommended fair value.

We may engage other independent valuation firms to provide earnings multiple ranges, as well as other information, and evaluate such information for incorporation into the total enterprise value of certain of our investments. Generally, at least once per year, we engage an independent valuation firm to value or review our valuation of our significant equity investments, which includes providing the information noted above. The Valuation Team evaluates such information for incorporation into our total enterprise value, including review of all inputs provided by the independent valuation firm. The Valuation Team then makes a recommendation to our Valuation Committee and Board of Directors as to the fair value. Our Board of Directors reviews the recommended fair value, whether it is reasonable in light of the Policy, as well as other relevant facts and circumstances and then votes to accept or reject the Valuation Team’s recommended fair value.

Valuation Techniques

In accordance with ASC 820, the Valuation Team uses the following techniques when valuing our investment portfolio:

•	Total Enterprise Value—In determining the fair value using a total enterprise value (“TEV”), the Valuation Team first calculates the TEV of the portfolio company by incorporating some or all of the following factors: the portfolio company’s ability to make payments and other specific portfolio company attributes; the earnings of the portfolio company (the trailing or projected twelve month revenue or earnings before interest, taxes, depreciation and amortization (“EBITDA”)); EBITDA or revenue multiples obtained from our indexing methodology whereby the original transaction EBITDA or revenue multiple at the time of our closing is indexed to a general subset of comparable disclosed transactions and EBITDA or revenue multiples from recent sales to third parties of similar securities in similar industries; a comparison to publicly traded securities in similar industries, inputs provided by an independent valuation firm, if any, and other pertinent factors. The Valuation Team generally reviews industry statistics and may use outside experts when gathering this information. Once the TEV is determined for a portfolio company, the Valuation Team then allocates the TEV to the portfolio company’s securities in order of their relative priority in the capital structure. Generally, the Valuation Team uses TEV to value our equity investments and, in the circumstances where we have the ability to effectuate a sale of a portfolio company, our debt investments.

TEV is primarily calculated using EBITDA or revenue multiples; however, TEV may also be calculated using a discounted cash flow (“DCF”) analysis whereby future expected cash flows of the portfolio company are discounted to determine a net present value using estimated risk-adjusted discount rates, which incorporate adjustments for nonperformance and liquidity risks. Generally, the Valuation Team uses the DCF to calculate the TEV to corroborate estimates of value for our equity investments where we do not have the ability to effectuate a sale of a portfolio company or for debt of credit impaired portfolio companies.

•	Yield Analysis—The Valuation Team generally determines the fair value of our debt investments using the yield analysis, which includes a DCF calculation and the Valuation Team’s own assumptions, including, but not limited to, estimated remaining life, current market yield, current leverage, and interest rate spreads. This technique develops a modified discount rate that incorporates risk premiums including, among other things, increased probability of default, increased loss upon default and increased liquidity risk. Generally, the Valuation Team uses the yield analysis to corroborate both estimates of value provided by SPSE and market quotes.

•

Market Quotes—For our syndicate investments for which a limited market exists, fair value is generally based on readily available and reliable market quotations which are corroborated by the Valuation Team (generally by using the yield analysis explained above). In addition, the Valuation Team assesses trading activity for similar syndicated investments and evaluates variances in quotations and other market insights to determine if any available quoted prices are reliable. Typically, the Valuation Team uses the lower indicative bid price (“IBP”) in the bid-to-ask price range obtained from the respective originating syndication agent’s trading desk on or near the valuation date. The Valuation

Team may take further steps to consider additional information to validate that price in accordance with the Policy.

•	Investments in Funds—For equity investments in other funds, where we cannot effectuate a sale, the Valuation Team generally determines the fair value of our uninvested capital at par value and of our invested capital at the net asset value (“NAV”) provided by the fund. The Valuation Team may also determine fair value of our investments in other investment funds based on the capital accounts of the underlying entity.

In addition to the above valuation techniques, the Valuation Team may also consider other factors when determining fair values of our investments, including, but not limited to: the nature and realizable value of the collateral, including external parties’ guaranties; any relevant offers or letters of intent to acquire the portfolio company; timing of expected loan repayments; and the markets in which the portfolio company operates. If applicable, new and follow-on proprietary debt and equity investments made during the current reporting quarter (the quarter ended September 30, 2016) are generally valued at original cost basis.

Fair value measurements of our investments may involve subjective judgments and estimates and due to the inherent uncertainty of determining these fair values, the fair value of our investments may fluctuate from period to period and may differ materially from the values that could be obtained if a ready market for these securities existed. Our NAV could be materially affected if the determinations regarding the fair value of our investments are materially different from the values that we ultimately realize upon our exit of such securities. Additionally, changes in the market environment and other events that may occur over the life of the investment may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which it is recorded.

Refer to Note 3—Investments for additional information regarding fair value measurements and our application of ASC 820.

Interest Income Recognition

Interest income, including the amortization of premiums, acquisition costs and amendment fees, the accretion of original issue discounts (“OID”), and paid-in-kind (“PIK”) interest, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due or if our qualitative assessment indicates that the debtor is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan for financial reporting purposes until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, we remain contractually entitled to this interest. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis depending upon management’s judgment. Generally, non-accrual loans are restored to accrual status when past due principal and interest are paid and, in management’s judgment, are likely to remain current, or due to a restructuring such that the interest income is deemed to be collectible. At September 30, 2016, two portfolio companies were either fully or partially on non-accrual status with an aggregate debt cost basis of approximately $26.5 million, or 7.7% of the cost basis of all debt investments in our portfolio, and an aggregate fair value of approximately $5.9 million, or 1.9% of the fair value of all debt investments in our portfolio. At September 30, 2015, two portfolio companies were on non-accrual status with an aggregate debt cost basis of approximately $26.4 million, or 7.1% of the cost basis of all debt investments in our portfolio, and an aggregate fair value of approximately $7.1 million, or 2.2% of the fair value of all debt investments in our portfolio.

We currently hold, and we expect to hold in the future, some loans in our portfolio that contain OID or PIK provisions. We recognize OID for loans originally issued at discounts and recognize the income over the life of the obligation based on an effective yield calculation. PIK interest, computed at the contractual rate specified in a loan agreement, is added to the principal balance of a loan and recorded as income over the life of the obligation. Thus, the actual collection of PIK income may be deferred until the time of debt principal repayment. To maintain our ability to be taxed as a RIC, we may need to pay out both of our OID and PIK non-cash income amounts in the form of distributions, even though we have not yet collected the cash on either.

As of September 30, 2016 and 2015, we had 12 OID loans, primarily from the syndicated loans in our portfolio. We recorded OID income of $0.1 million, $0.3 million and $0.3 million for the years ended September 30, 2016, 2015 and 2014, respectively. The unamortized balance of OID investments as of September 30, 2016 and 2015 totaled $0.5 million. As of September 30, 2016 and 2015, we had seven and four investments which had a PIK interest component, respectively. We recorded PIK interest income of $2.4 million, $0.7 million and $0.3 million for the years ended September 30, 2016, 2015 and 2014, respectively. We collected $0.1 million, $0, and $0.1 million of PIK interest in cash for the years ended September 30, 2016, 2015 and 2014, respectively.

Other Income Recognition

We generally record success fees upon receipt of cash. Success fees are contractually due upon a change of control in a portfolio company, typically from an exit or sale. We recorded $3.4 million, $1.9 million and $2.4 million in success fee income during the years ended September 30, 2016, 2015, and 2014, respectively.

Dividend income on equity investments is accrued to the extent that such amounts are expected to be collected and if we have the option to collect such amounts in cash. We recorded $0.3 million, $0.9 million and $1.0 million of dividend income during the years ended September 30, 2016, 2015, and 2014, respectively.

We generally record prepayment fees upon receipt of cash. Prepayment fees are contractually due at the time of an investment’s exit, based on the prepayment fee schedule. We recorded $0.2 million, $0 million and $0.5 million of prepayment fee income during the years ended September 30, 2016, 2015, and 2014, respectively.

Success fees, prepayment fees, dividend income, and any other income amounts are all recorded in other income in our accompanying Consolidated Statements of Operations.

Deferred Financing Fees

Deferred financing costs consist of costs incurred to obtain financing, including legal fees, origination fees and administration fees. Costs associated with our Credit Facility and the issuance of our mandatorily redeemable preferred stock are deferred and amortized in our accompanying Consolidated Statements of Operations using the straight-line method, which approximates the effective interest method, over the terms of the respective financings. Refer to Note 6—Mandatorily Redeemable Preferred Stock for additional information regarding our preferred stock and Note 5—Borrowings for additional information regarding our Credit Facility.

Related Party Fees

In accordance with the Advisory Agreement, we pay the Adviser fees as compensation for its services, consisting of a base management fee and an incentive fee. These fees are accrued at the end of the quarter when the services are performed and generally paid the following quarter.

Additionally, we pay the Adviser a loan servicing fee as compensation for its services as servicer under the terms of our Fifth Amended and Restated Credit Agreement dated May 1, 2015, as amended. This fee is also accrued at the end of the quarter when the service is performed and generally paid the following quarter.

We pay separately for administrative services pursuant to the Administration Agreement. These administrative fees are accrued at the end of the quarter when the services are performed and generally paid the following quarter. Refer to Note 4—Related Party Transactions for additional information regarding these related party fees and agreements.

Income Taxes

We intend to continue to qualify for treatment as a RIC under subchapter M of the Code, which generally allows us to avoid paying corporate income taxes on any income or gains that we distribute to our stockholders. We intend to continue to distribute sufficient dividends to eliminate taxable income. Refer to Note 10—Federal and State Income Taxes for additional information regarding our RIC requirements.

ASC 740, “Income Taxes” requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current fiscal year. We have evaluated the implications of ASC 740, for all open tax years and in all major tax jurisdictions, and determined that there is no material impact on our accompanying Consolidated Financial Statements. Our federal tax returns for fiscal years 2013, 2014 and 2015 remain subject to examination by the Internal Revenue Service (“IRS”).

Distributions

Distributions to stockholders are recorded on the ex-dividend date. We are required to pay out at least 90.0% of our investment company taxable income, which is generally our net ordinary income plus the excess of our net short-term capital gains over net long-term capital losses for each taxable year as a distribution to our stockholders in order to maintain our ability to be taxed as a RIC under Subchapter M of the Code. It is our policy to pay out as a distribution up to 100.0% of those amounts. The amount to be paid is determined by our Board of Directors each quarter and is based on the annual earnings estimated by our management. Based on that estimate, a distribution is declared each quarter and is paid out monthly over the course of the respective quarter. Refer to Note 9—Distributions to Common Stockholders for further information.
Our transfer agent, Computershare, Inc., offers a dividend reinvestment plan for our common stockholders. This is an “opt in” dividend reinvestment plan, meaning that common stockholders may elect to have their cash distributions automatically reinvested in additional shares of our common stock. Common stockholders who do not so elect will receive their distributions in cash. Common stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. As plan agent, Computershare, Inc. purchases shares in the open market in connection with the obligations under the plan. We do not have a dividend reinvestment plan for our preferred stock stockholders.

Recent Accounting Pronouncements

In October 2016, the FASB issued Accounting Standards Update 2016-17, “Interests Held through Related Parties That Are under Common Control” (“ASU 2016-17”), which amends the consolidation guidance in ASU 2015-02 regarding the treatment of indirect interests held through related parties that are under common control. We are currently assessing the impact of ASU 2016-17 and do not anticipate a material impact on our financial position, results of operations or cash flows. ASU 2016-17 is effective for annual reporting periods beginning after December 15, 2016 and interim periods within those years, with early adoption permitted.

In August 2016, the FASB issued Accounting Standards Update 2016-15, “Classification of Certain Cash Receipts and Cash Payments (a consensus of the Emerging Issues Task Force)” (“ASU 2016-15”), which is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. We are currently assessing the impact of ASU 2016-15 and do not anticipate a material impact on our cash flows. ASU 2016-15 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted.

In January 2016, the FASB issued Accounting Standards Update 2016-01, “Financial Instruments—Overall: Recognition and Measurement of Financial Assets and Financial Liabilities” (“ASU 2016-01”), which changes how entities measure certain equity investments and how entities present changes in the fair value of financial liabilities measured under the fair value option that are attributable to instrument-specific credit risk. We are currently assessing the impact of ASU 2016-01 and do not anticipate a material impact on our financial position, results of operations or cash flows. ASU 2016-01 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted for certain aspects of ASU 2016-01 relating to the recognition of changes in fair value of financial liabilities when the fair value option is elected.

In April 2015, the FASB issued Accounting Standards Update 2015-03, “Simplifying the Presentation of Debt Issuance Costs” (“ASU-2015-03”), which simplifies the presentation of debt issuance costs. In August 2015, the FASB issued Accounting Standards Update 2015-15, “ Interest—Imputation of Interest (Subtopic 835-30): Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements” (“ASU 2015-15”), which codifies an SEC staff announcement that entities are permitted to defer and present debt issuance costs related to line of credit arrangements as assets. We are currently assessing the impact of ASU 2015-03 and do not anticipate a material impact on our financial position, results of operations or cash flows from adopting this standard. ASU 2015-03 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those years, with early adoption permitted. ASU 2015-15 was effective immediately.

In February 2015, the FASB issued Accounting Standards Update 2015-02, “Amendments to the Consolidation Analysis” (“ASU 2015-02”), which amends or supersedes the scope and consolidation guidance under existing GAAP. We elected to early adopt ASU 2015-02 effective April 1, 2016. The adoption of ASU-2015-02 did not have a material impact on our financial position, results of operations or cash flows.

In August 2014, the FASB issued Accounting Standards Update 2014–15, “Presentation of Financial Statements—Going Concern (Subtopic 205 – 40): Disclosure of Uncertainties About an Entity’s Ability to Continue as a Going Concern” (“ASU 2014-15”). ASU 2014-15 requires management to evaluate whether there are conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern, and to provide certain disclosures when it is probable that the entity will be unable to meet its obligations as they become due within one year after the date that the financial statements are issued. Since this guidance is primarily around certain disclosures to the financial statements, we anticipate no impact on our financial position, results of operations or cash flows from adopting this standard. We are currently assessing the additional disclosure requirements, if any, of ASU 2014-15. ASU 2014-15 is effective for annual periods ending after December 31, 2016 and interim periods thereafter, with early adoption permitted.

In May 2014, the FASB issued Accounting Standards Update 2014-09, “Revenue from Contracts with Customers” (“ASU 2014-09”), as amended in March 2016 by FASB Accounting Standards Update 2016-08, “Principal versus Agent Considerations” (“ASU 2016-08”) and as amended in April 2016 by FASB Accounting Standards Update 2016-10, “Identifying Performance Obligations and Licensing” (“ASU 2016-10”), and in May 2016 by FASB Accounting Standards Update 2016-12, “Narrow-Scope Improvements and Practical Expedients” (“ASU 2016-12”), which supersede or replace nearly all GAAP revenue recognition guidance. The new guidance establishes a new revenue recognition model, changes the basis for deciding when revenue is recognized over time or at a point in time and will expand disclosures about revenue. We are currently assessing the impact of the new guidance and do not anticipate a material impact on our financial position, results of operations or cash flows from adopting these standards. In July 2015, the FASB issued Accounting Standards Update 2015-14, “Deferral of the Effective Date,” which deferred the effective date of ASU 2014-09. ASU 2014-09, as amended by ASU 2015-14, ASU 2016-08, ASU 2016-10, and ASU 2016-12, is effective for annual reporting periods beginning after December 15, 2017 and interim periods within those years, with early adoption permitted for annual reporting periods beginning after December 15, 2016 and interim periods within those years.

NOTE 3. INVESTMENTS

In accordance with ASC 820, the fair value of each investment is determined to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between willing market participants on the measurement date. This fair value definition focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. ASC 820 also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of a financial instrument as of the measurement date.

•	Level 1—inputs to the valuation methodology are quoted prices (unadjusted) for identical financial instruments in active markets;

•	Level 2—inputs to the valuation methodology include quoted prices for similar financial instruments in active or inactive markets, and inputs that are observable for the financial instrument, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•	Level 3—inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect assumptions that market participants would use when pricing the financial instrument and can include the Valuation Team’s assumptions based upon the best available information.

When a determination is made to classify our investments within Level 3 of the valuation hierarchy, such determination is based upon the significance of the unobservable factors to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable, or Level 3, inputs, observable inputs (or, components that are actively quoted and can be validated to external sources). The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. As of September 30, 2016 and 2015, all of our investments were valued using Level 3 inputs and during the years ended September 30, 2016 and 2015, there were no transfers in or out of Level 1, 2 and 3. The following table presents our investments carried at fair value as of

September 30, 2016 and 2015, by caption on our accompanying Consolidated Statements of Assets and Liabilities and by security type, all of which are valued using level 3 inputs:

	Total Recurring Fair Value Measurements Reported in Consolidated Statements of Assets and Liabilities Using Significant Unobservable Inputs (Level 3) As of September 30,
	2016	2015
Non-Control/Non-Affiliate Investments
Secured first lien debt	$134,067	$150,426
Secured second lien debt	80,446	100,039
Unsecured debt	3,012	—
Preferred equity	7,051	21,767
Common equity/equivalents	1,825	5,179

Total Non-Control/Non-Affiliate Investments	$226,401	$277,411

Affiliate Investments
Secured first lien debt	$54,620	$46,953
Secured second lien debt	13,650	13,860
Preferred equity	3,211	495
Common equity/equivalents	3,992	4,721

Total Affiliate Investments	$75,473	$66,029

Control Investments
Secured first lien debt	$10,034	$9,461
Secured second lien debt	6,224	6,404
Preferred equity	—	—
Common equity/equivalents	3,982	6,586

Total Control Investments	$20,240	$22,451

Total Investments, at Fair Value	$322,114	$365,891

In accordance with ASU 2011-04, “ Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Reporting Standards (“IFRS”) , (“ASU 2011-04”), the following table provides quantitative information about our Level 3 fair value measurements of our investments as of September 30, 2016 and 2015. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to our fair value measurements. The weighted average calculations in the table below are based on the principal balances for all debt related calculations and on the cost basis for all equity related calculations for the particular input.

	Quantitative Information about Level 3 Fair Value Measurements
	As of September 30,		Valuation Techniques/ Methodologies	Unobservable Input	Range / Weighted Average as of September 30,
	2016	2015			2016	2015
Secured first lien debt(A)	$141,550	$130,900	Yield Analysis	Discount Rate	8.1% – 18.5% / 12.1%	6.6% – 30.0% / 13.0%
	54,630	58,138	TEV	EBITDA multiple	3.2x – 5.5x / 2.3x	2.4x – 7.4x / 6.3x
				EBITDA	$1,262 – $20,269 / $4,619	$1,333 – $55,042/ $7,895
				Revenue multiple	0.2x – 0.4x / 0.4x	0.3x – 0.8x / 0.7x
				Revenue	$4,696 – $15,083 / $14,139	$1,838 – $6,387 / $2,968
	2,541	17,802	Market Quote	IBP	64.5% – 64.5% / 64.5%	77.0% – 100.0%/ 87.7%
Secured second lien debt(B)	72,678	34,525	Yield Analysis	Discount Rate	12.0% – 22.0% / 15.1%	10.2% – 16.2% / 13.9%
	21,417	72,624	Market Quotes	IBP	40.0% – 98.3% / 83.7%	78.0% – 99.5% / 94.9%
	6,225	13,154	TEV	EBITDA multiple	4.7x – 4.7x / 4.7x	5.0x – 6.4x / 5.7x
				EBITDA	$2,759 – $2,759 / $2,759	$3,740 – $6,878 / $5,353
				Revenue multiple	—	—
				Revenue	—	—
Unsecured debt	3,012	—	Yield Analysis	Discount Rate	9.9% – 9.9% / 9.9%	—
Preferred and common equity /equivalents(C)	18,017	36,547	TEV	EBITDA multiple	3.2x – 7.5x / 5.8x	2.4x – 7.7x / 6.3x
				EBITDA	$1,132 – $86,041/ $7,714	$249 – $55,042 / $9,258
				Revenue multiple	0.4x – 0.4x / 0.4x	—
				Revenue	$7,708 – $15,083/ $14,009	—
				Discount Rate	11.7% – 11.7% / 11.7%	—
	2,044	2,201	Investments in Funds		—	—

Total Investments, at Fair Value	$322,114	$365,891

(A)	Fair value as of September 30, 2016 includes one new proprietary debt investment and two restructured proprietary debt investments totaling $12.6 million, which were valued at cost, and two proprietary debt investments totaling $38.8 million, which were valued at the expected exit amount. Fair value as of September 30, 2015 includes three new proprietary investments totaling $28.8 million, one restructured investment for $2.4 million, which was valued at cost, and two proprietary investments, which were valued at expected exit amounts totaling $28.2 million.
(B)	Fair value as of September 30, 2016 includes one new proprietary debt investment for $10.0 million which was valued at cost. Fair Value as of September 30, 2015 includes one new proprietary investment for $6.8 million, which was valued at cost, and one syndicated investment, which was valued at payoff totaling $4.0 million.

(C)	Fair value as of September 30, 2016 includes one new proprietary investment and one restructured proprietary investment totaling $0.5 million, which were valued at cost, and two proprietary investments for $7.3 million, which were valued at the expected payoff amount. Fair value as of September 30, 2015 includes three new proprietary investments totaling $1.4 million, which were valued at cost.

Fair value measurements can be sensitive to changes in one or more of the valuation inputs. Changes in market yields, discounts rates, leverage, EBITDA or EBITDA multiples (or revenue or revenue multiples), each in isolation, may change the fair value of certain of our investments. Generally, an increase or decrease in market yields, discount rates or leverage or a decrease in EBITDA or EBITDA multiples (or revenue or revenue multiples) may result in a corresponding decrease or increase, respectively, in the fair value of certain of our investments.

Changes in Level 3 Fair Value Measurements of Investments

The following tables provide the changes in fair value, broken out by security type, during the years ended September 30, 2016 and 2015 for all investments for which the Adviser determines fair value using unobservable (Level 3) factors.

Fair Value Measurements Using Significant Unobservable Data Inputs (Level 3)

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
Year Ended September 30, 2016	Secured First Lien Debt	Secured Second Lien Debt	Unsecured Debt	Preferred Equity	Common Equity/ Equivalents	Total
Fair Value as of September 30, 2015	$206,840	$120,303	$—	$24,315	$14,433	$365,891
Total gains (losses):
Net realized (loss) gain(A)	(10,452)	(131)	—	17,820	(21)	7,216
Net unrealized (depreciation) appreciation(B)	478	(8,050)	17	4,276	(6,545)	(9,824)
Reversal of prior period net depreciation (appreciation) on realization(B)	12,014	147	—	(17,173)	(497)	(5,509)
New investments, repayments and settlements:(C)
Issuances/originations	75,675	14,369	144	578	3,781	94,547
Settlements/repayments	(67,186)	(40,317)	5	(1,271)	—	(108,769)
Sales	(1,760)	(43)	—	(18,865)	(770)	(21,438)
Transfers	(16,888)	14,042	2,846	582	(582)	—

Fair Value as of September 30, 2016	$198,721	$100,320	$3,012	$10,262	$9,799	$322,114

Year Ended September 30, 2015:	Secured First Lien Debt	Secured Second Lien Debt	Preferred Equity	Common Equity/ Equivalents	Total
Fair value as of September 30, 2014	$129,750	$124,551	$13,684	$13,301	$281,286
Total (losses) gains:
Net realized (loss) gain(A)	(21,016)	(11,915)	(2,175)	1,440	(33,666)
Net unrealized (depreciation) appreciation(B)	(10,334)	(4,807)	5,722	(1,534)	(10,953)
Reversal of prior period net depreciation (appreciation) on realization(B)	21,463	12,402	2,175	(1,440)	34,600
New investments, repayments, and settlements:(C)
Issuances/originations	101,733	27,691	3,269	4,095	136,788
Settlements/repayments	(7,179)	(5,536)	(413)	(434)	(13,562)
Sales	(7,577)	(19,447)	—	(1,578)	(28,602)
Transfers	—	(2,636)	—	2,636	—

Fair Value as of September 30, 2015	$206,840	$120,303	$22,262	$16,486	$365,891

(A)	Included in net realized (loss) gain on investments on our accompanying Consolidated Statements of Operations for the years ended September 30, 2016 and 2015.
(B)	Included in net unrealized appreciation (depreciation) on investments on our accompanying Consolidated Statements of Operations for the years ended September 30, 2016 and 2015.
(C)	Includes increases in the cost basis of investments resulting from new portfolio investments, the amortization of discounts and PIK; as well as decreases in the cost basis of investments resulting from principal repayments or sales, the amortization of premiums and acquisition costs, and other cost-basis adjustments.

Proprietary Investments

As of September 30, 2016 and 2015, we held 32 and 33 proprietary investments with an aggregate fair value of $291.3 million and $310.9 million, or 90.4% and 85.0% of the total aggregate portfolio, respectively. The following significant proprietary investment transactions occurred during the year ended September 30, 2016:

•	In October 2015, Allison Publications, LLC paid off at par for proceeds of $8.2 million.

•	In October 2015, we sold our investment in Funko, LLC (“Funko”), which resulted in dividend and prepayment fee income of $0.3 million and a realized gain of $16.9 million. In connection with the sale, we received net cash proceeds of $15.3 million, full repayment of our debt investment of $9.5 million, and a continuing preferred and common equity investment in Funko Acquisition Holdings, LLC, with a combined cost basis and fair value of $0.3 million at the close of the transaction. Additionally, we recorded a tax liability for the net unrealized built-in gain of $9.8 million that was realized upon the sale, of which $9.4 million has been subsequently paid. The remaining tax liability of $0.4 million is included within other liabilities on the accompanying Consolidated Statement of Assets and Liabilities as of September 30, 2016.

•	In November 2015, we restructured our investment in Legend Communications of Wyoming, LLC (“Legend”) resulting in a $2.7 million pay down on the existing loan and a new $3.8 million investment in Drumcree, LLC. In March 2016, Legend paid off at par for proceeds of $4.0 million.

•	In December 2015, we sold our investment in Heartland Communications Group (“Heartland”) for net proceeds of $1.5 million, which resulted in a realized loss of $2.4 million. Heartland was on non-accrual status at the time of the sale.

•	In January 2016, we invested $8.5 million in LCR Contractors, Inc. through secured first lien debt.

•	In March 2016, we invested $10.0 million in Travel Sentry, Inc. through secured first lien debt.

•	In March 2016, J. America paid off at par for proceeds of $5.1 million.

•	In April 2016, we received net proceeds of $8.0 million related to the sale of Ashland Acquisition LLC, which resulted in a realized gain of approximately $0.1 million.

•	In June 2016, we invested $30.0 million in IA Tech, LLC through secured first lien debt.

•	In August 2016, we invested $10.0 million in Merlin International, Inc. through secured second lien debt.

•	In September 2016, we invested $7.5 million in Canopy Safety Brands, LLC through a combination of secured first lien debt and equity.

•	In September 2016, we sold our investment in Westland Technologies, Inc. for net proceeds of $5.3 million, which resulted in a net realized gain of $0.9 million.

•	In September 2016, we sold our investment in Southern Petroleum Laboratories, Inc. for net proceeds of $9.8 million, which resulted in a realized gain of $0.9 million.

•	In September 2016, we restructured our investment in Precision Acquisition Group Holdings, Inc. which resulted in a realized loss of $3.8 million and a new $4.0 million investment in PIC 360, LLC and a new $1.6 million investment in Precision International, LLC.

Syndicated Investments

As of September 30, 2016 and September 30, 2015, we held 13 and 15 syndicated investments with an aggregate fair value of $30.8 million and $55.0 million, or 9.6% and 15.0% of the total portfolio at fair value, respectively. The following significant syndicated investment transactions occurred during the year ended September 30, 2016:

•	In October 2015, Ameriqual Group, LLC paid off at par for proceeds of $7.4 million.

•	In October 2015, we sold our investment in First American Payment Systems, L.P. for net proceeds of $4.0 million, which resulted in a net realized loss of $0.2 million.

•	In February 2016, our investment in Targus Group International, Inc. was restructured, which resulted in a realized loss of $5.5 million and a new investment in Targus Cayman HoldCo Limited.

•	In May 2016, we invested $2.0 million in Netsmart Technologies, Inc. through secured second lien debt.

•	In June 2016, Vision Solutions, Inc. paid off at par for proceeds of $8.0 million.

•	In June 2016, GTCR Valor Companies, Inc. paid off at par for proceeds of $3.0 million.

•	In June 2016, Vision Solutions, Inc. paid off at par for proceeds of $8.0 million.

•	In September 2016, we invested $2.0 million in Datapipe, Inc. through secured second lien debt.

Investment Concentrations

As of September 30, 2016, our investment portfolio consisted of investments in 45 portfolio companies located in 22 states in 20 different industries, with an aggregate fair value of $322.1 million. The five largest investments at fair value as of September 30, 2016 totaled $112.1 million, or 34.8% of our total investment portfolio, as compared to the five largest investments at fair value as of September 30, 2015 totaling $109.6 million, or 30.0% of our total investment portfolio. As of each of September 30, 2016 and 2015 our average investment by obligor was $8.5 million at cost.

The following table outlines our investments by security type at September 30, 2016 and 2015:

	September 30, 2016				September 30, 2015
	Cost		Fair Value		Cost		Fair Value
Secured first lien debt	$227,439	59.6%	$198,721	61.7%	$248,050	60.5%	$206,840	56.5%
Secured second lien debt	113,796	29.8	100,320	31.2	125,875	30.7	120,303	32.9
Unsecured debt	2,995	0.8	3,012	0.9	—	—	—	—

Total debt investments	344,230	90.2	302,053	93.8	373,925	91.2	327,143	89.4
Preferred equity	22,988	6.0	10,262	3.2	22,616	5.5	22,262	6.1
Common equity/equivalents	14,583	3.8	9,799	3.0	13,703	3.3	16,486	4.5

Total equity investments	37,571	9.8	20,061	6.2	36,319	8.8	38,748	10.6

Total Investments	$381,801	100.0%	$322,114	100.0%	$410,244	100.0%	$365,891	100.0%

Our investments at fair value consisted of the following industry classifications at September 30, 2016 and 2015:

	September 30, 2016		September 30, 2015
Industry Classification	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Healthcare, education and childcare	$70,577	21.9%	$44,994	12.3%
Diversified/Conglomerate Manufacturing	50,106	15.6	56,504	15.4
Diversified/Conglomerate Service	48,898	15.2	13,763	3.8
Oil and gas	31,279	9.7	51,110	14.0
Beverage, food and tobacco	15,022	4.7	22,817	6.2
Automobile	14,837	4.6	17,699	4.8
Diversified natural resources, precious metals and minerals	14,821	4.6	16,072	4.4
Cargo Transportation	13,000	4.0	13,434	3.7
Buildings and real estate	11,223	3.5	2,385	0.7
Leisure, Amusement, Motion Pictures, Entertainment	8,769	2.7	8,500	2.3
Personal and non-durable consumer products	7,858	2.4	43,418	11.9
Printing and publishing	6,033	1.9	25,452	7.0
Telecommunications	5,790	1.8	5,865	1.6
Machinery	5,597	1.7	4,655	1.3
Broadcast and entertainment	4,682	1.5	5,235	1.4
Textiles and leather	3,836	1.2	6,911	1.9
Finance	3,000	0.9	8,356	2.3
Electronics	2,980	0.9	13,550	3.7
Other, < 2.0%	3,806	1.2	5,171	1.3

Total Investments	$322,114	100.0%	$365,891	100.0%

Our investments at fair value were included in the following U.S. geographic regions at September 30, 2016 and 2015:

	September 30, 2016		September 30, 2015
Geographic Region	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
South	$131,181	40.8%	$117,367	32.1%
Midwest	100,142	31.1	124,924	34.1
West	57,786	17.9	112,575	30.8
Northeast	33,005	10.2	11,025	3.0

Total Investments	$322,114	100.0%	$365,891	100.0%

The geographic region indicates the location of the headquarters for our portfolio companies. A portfolio company may have a number of other business locations in other geographic regions.

Investment Principal Repayment

The following table summarizes the contractual principal repayment and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, at September 30, 2016:

Year Ending September 30,	Amount(A)
2017	$40,128
2018	61,830
2019	48,068
2020	83,486
Thereafter	111,229

Total contractual repayments	$344,741
Equity investments	37,571
Adjustments to cost basis on debt investments	(511)

Investment Portfolio as of September 30, 2016, at Cost:	$381,801

(A)	Subsequent to September 30, 2016, two debt investments with aggregate principal balances maturing during each of the years ending September 30, 2017, September 30, 2018, September 30, 2019 and September 30, 2020, of $18.4 million, $7.7 Million, $7.0 million and $2.0 million, respectively, were repaid at par.

Receivables from Portfolio Companies

Receivables from portfolio companies represent non-recurring costs incurred on behalf of such portfolio companies and are included in other assets on our accompanying Consolidated Statements of Assets and Liabilities. As of September 30, 2016 and 2015, we had gross receivables from portfolio companies of $0.3 million and $0.6 million, respectively. The allowance for uncollectible receivables was $0 at both September 30, 2016 and 2015. In addition, as of September 2016 and 2015, we had an allowance for uncollectible interest receivables of $0 and $1.2 million, respectively, which is reflected in interest receivable, net on our accompanying Consolidated Statements of Assets and Liabilities. We generally maintain an allowance for uncollectible receivables from portfolio companies when the receivable balance becomes 90 days or more past due or if it is determined based upon management’s judgment that the portfolio company is unable to pay its obligations.

NOTE 4. RELATED PARTY TRANSACTIONS

Transactions with the Adviser

We have been externally managed by the Adviser pursuant to the Advisory Agreement since October 1, 2004 pursuant to which we pay the Adviser a base management fee and an incentive fee for its services. The Advisory Agreement originally included administrative services; however, it was amended and restated on October 1, 2006 and at the same time we entered into the Administration Agreement with the Administrator (discussed further below) to provide those services. With the unanimous approval of our Board of Directors, the Advisory Agreement was later amended in October 2015 to reduce the base management fee payable under the agreement from 2.0% per annum to 1.75% per annum, effective July 1, 2015, with all other terms remaining unchanged. On July 12, 2016, our Board of Directors unanimously approved the annual renewal of the Advisory Agreement through August 31, 2017.

We also pay the Adviser a loan servicing fee for its role of servicer pursuant to our Credit Facility. The entire loan servicing fee paid to the Adviser by Business Loan is voluntarily, irrevocably and unconditionally credited against the base management fee otherwise payable to the Adviser, since Business Loan is a consolidated subsidiary of ours, and overall, the base management fee (including any loan servicing fee) cannot exceed 1.75%

of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year pursuant to the Advisory Agreement.

Two of our executive officers, David Gladstone (our chairman and chief executive officer) and Terry Brubaker (our vice chairman and chief operating officer) serve as directors and executive officers of the Adviser, which is 100% indirectly owned and controlled by Mr. Gladstone. Robert Marcotte (our president) also serves as an executive managing director of the Adviser.

The following table summarizes fees paid to the Adviser, including the base management fee, incentive fee, and loan servicing fee and associated voluntary, unconditional and irrevocable credits reflected in our accompanying Consolidated Statements of Operations:

	Year Ended September 30,
	2016	2015	2014
Average total assets subject to base management fee(A)	$324,800	$355,510	$293,200
Multiplied by annual base management fee of 1.75% – 2.0%	1.75%	2.0 – 1.75%	2.0%

Base management fee(B)	5,684	6,888	5,864
Portfolio company fee credit	(785)	(1,399)	(797)
Senior syndicated loan fee credit	(92)	(118)	(117)

Net Base Management Fee	$4,807	$5,371	$4,950

Loan servicing fee(B)	3,890	3,816	3,503
Credit to base management fee—loan servicing fee(B)	(3,890)	(3,816)	(3,503)

Net Loan Servicing Fee	$—	$—	$—

Incentive fee(B)	$4,514	$4,083	$4,297
Incentive fee credit	(1,429)	(1,367)	(1,180)

Net Incentive Fee	$3,085	$2,716	$3,117

Portfolio company fee credit	$(785)	$(1,399)	$(797)
Senior syndicated loan fee credit	(92)	(118)	(117)
Incentive fee credit	(1,429)	(1,367)	(1,180)

Credit to Fees from Adviser—Other(B)	$(2,306)	$(2,884)	$(2,094)

(A)	Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.
(B)	Reflected, on a gross basis, as a line item, on our accompanying Consolidated Statements of Operations.

Base Management Fee

The base management fee is payable quarterly to the Adviser pursuant to our Advisory Agreement and is assessed at an annual rate of 1.75%, computed on the basis of the value of our average total assets at the end of the two most recently-completed quarters (inclusive of the current quarter), which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings and adjusted appropriately for any share issuances or repurchases during the period.

Additionally, pursuant to the requirements of the 1940 Act, the Adviser makes available significant managerial assistance to our portfolio companies. The Adviser may also provide other services to our portfolio companies under certain agreements and may receive fees for services other than managerial assistance. Such services may include, but are not limited to: (i) assistance obtaining, sourcing or structuring credit facilities, long term loans or additional equity from unaffiliated third parties; (ii) negotiating important contractual financial relationships; (iii) consulting services regarding restructuring of the portfolio company and financial modeling as it relates to raising additional debt and equity capital from unaffiliated third parties; and (iv) primary role in interviewing, vetting and negotiating employment contracts with candidates in connection with adding and retaining key portfolio company management team members. The Adviser voluntarily, unconditionally, and irrevocably credits 100% of these fees against the base management fee that we would otherwise be required to pay to the Adviser; however, pursuant to the terms of the Advisory Agreement, a small percentage of certain of such fees, totaling $0.1 million, $0.3 million, and $0.2 million for the years ended September 30, 2016, 2015, and 2014, respectively, was retained by the Adviser in the form of reimbursement, at cost, for tasks completed by personnel of the Adviser primarily for the valuation of portfolio companies.

Our Board of Directors accepted an unconditional, non-contractual and irrevocable voluntary credit from the Adviser to reduce the annual base management fee on senior syndicated loan participations to 0.5%, to the extent that proceeds resulting from borrowings were used to purchase such senior syndicated loan participations, for each of the years ended September 30, 2016, 2015, and 2014.

Incentive Fee

The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the “hurdle rate”). The income-based incentive fee with respect to our pre-incentive fee net investment income is generally payable quarterly to the Adviser and is computed as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7.0% annualized);

•	100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% of our net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter (8.75% annualized); and

•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% of our net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter (8.75% annualized).

The second part of the incentive fee is a capital gains-based incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date) and equals 20.0% of our realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to the Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the entire portfolio’s aggregate unrealized capital depreciation, if any and excluding any unrealized capital appreciation, as of the date of the calculation. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since inception. The entire portfolio’s aggregate unrealized capital depreciation, if any, equals the sum of the difference, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable fiscal year, the amount of capital gains that serves as the basis for our calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less the entire portfolio’s aggregate unrealized capital depreciation, if any. If this number is positive at the end of such fiscal year, then the capital gains-based incentive fee for such year equals 20.0% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years. No capital gains-based incentive fee has been recorded or paid since our inception through September 30, 2016, as cumulative unrealized capital depreciation has exceeded cumulative realized capital gains net of cumulative realized capital losses.

Additionally, in accordance with GAAP, a capital gains-based incentive fee accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains-based incentive fee. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains-based incentive fee equal to 20.0% of such amount, less the aggregate amount of actual capital gains-based incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such period. GAAP requires that the capital gains-based incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains-based incentive fee would be payable if such unrealized capital appreciation were realized. There can be no assurance that such unrealized capital appreciation will be realized in the future. No GAAP accrual for a capital gains-based incentive fee has been recorded or paid since our inception through September 30, 2016.

Our Board of Directors accepted an unconditional and irrevocable voluntary credit from the Adviser to reduce the income-based incentive fee to the extent net investment income did not 100.0% cover distributions to common stockholders for the years ended September 30, 2016, 2015, and 2014.

Loan Servicing Fee

The Adviser also services the loans held by Business Loan (the borrower under the Credit Facility), in return for which the Adviser receives a 1.5% annual fee payable monthly based on the aggregate outstanding balance of loans pledged under our Credit Facility. As discussed in the notes to the table above, we treat payment of the loan servicing fee pursuant to our Credit Facility as a pre-payment of the base management fee under the Advisory Agreement. Accordingly, these loan servicing fees are 100% voluntarily, irrevocably and unconditionally credited back to us by the Adviser.

Transactions with the Administrator

We pay the Administrator pursuant to the Administration Agreement for the portion of expenses the Administrator incurs while performing services for us. The Administrator’s expenses are primarily rent and the salaries, benefits and expenses of the Administrator’s employees, including, but not limited to, our chief financial officer and treasurer, chief compliance officer, chief valuation officer, and general counsel and secretary (who also serves as the Administrator’s president) and their respective staffs.

Two of our executive officers, David Gladstone (our chairman and chief executive officer) and Terry Brubaker (our vice chairman and chief operating officer) serve as members of the board of managers and executive officers of the Administrator, which is 100% indirectly owned and controlled by Mr. Gladstone.

Our portion of the Administrator’s expenses are generally derived by multiplying the Administrator’s total expenses by the approximate percentage of time during the current quarter the Administrator’s employees performed services for us in relation to their time spent performing services for all companies serviced by the Administrator. These administrative fees are accrued at the end of the quarter when the services are performed and recorded on our accompanying Consolidated Statements of Operations and generally paid the following quarter to the Administrator. On July 12, 2016, our Board of Directors approved the annual renewal of the Administration Agreement through August 31, 2017.

Other Transactions

Gladstone Securities, LLC (“Gladstone Securities”), a privately-held broker-dealer registered with the Financial Industry Regulatory Authority and insured by the Securities Investor Protection Corporation, which is 100%

indirectly owned and controlled by Mr. Gladstone, our chairman and chief executive officer, has provided other services, such as investment banking and due diligence services, to certain of our portfolio companies, for which Gladstone Securities receives a fee. Any such fees paid by portfolio companies to Gladstone Securities do not impact the fees we pay to the Adviser or the voluntary, unconditional, and irrevocable credits against the base management fee or incentive fee. Gladstone Securities received fees from portfolio companies totaling $0.5 million, $1.0 million and $0.8 million during the years ended September 31, 2016, 2015, and 2014.

Related Party Fees Due

Amounts due to related parties on our accompanying Consolidated Statements of Assets and Liabilities were as follows:

	As of September 30,
	2016	2015
Base management fee due to Adviser	$162	$60
Loan servicing fee due to Adviser	236	241
Incentive fee due to Adviser	824	603

Total fees due to Adviser	1,222	904

Fee due to Administrator	282	250

Total Related Party Fees Due	$1,504	$1,154

Other operating expenses due to the Adviser as of September 30, 2016 and 2015, totaled $10 and $7, respectively. In addition, other net co-investment expenses (for reimbursement purposes) due to Gladstone Investment totaled $8 and $0.1 million for the years ended September 30, 2016 and 2015, respectively. These amounts were received or paid in full subsequent to each fiscal year end and have been included in other assets, net and other liabilities, as appropriate, on our accompanying Consolidated Statements of Assets and Liabilities as of September 30, 2016 and 2015 .

Note Receivable from Former Employee

Our employee note receivable was paid in full in May 2015 and all shares of common stock that were held as collateral were released at that time. During the year ended September 30, 2015, we received $0.1 million in principal repayments from the former employee, paying off the note in full. We recognized interest income from the employee note of $4 and $14 for the years ended September 30, 2015 and 2014 respectively.

NOTE 5. BORROWINGS

Revolving Credit Facility

On May 1, 2015, we, through Business Loan, entered into a Fifth Amended and Restated Credit Agreement with KeyBank National Association (“KeyBank”), as administrative agent, lead arranger and a lender (our “Credit Facility”), which increased the commitment amount from $137.0 million to $140.0 million, extended the revolving period end date by three years to January 19, 2019, decreased the marginal interest rate added to 30-day LIBOR from 3.75% to 3.25% per annum, set the unused commitment fee at 0.50% on all undrawn amounts, expanded the scope of eligible collateral, and amended certain other terms and conditions. If our Credit Facility is not renewed or extended by January 19, 2019, all principal and interest will be due and payable on or before April 19, 2020 (fifteen months after the revolving period end date). Subject to certain terms and conditions, our Credit Facility may be expanded up to a total of $250.0 million through additional commitments of new or existing lenders. We incurred fees of approximately $1.1 million in connection with this amendment, which are being amortized through our Credit Facility’s revolving period end date of January 19, 2019.

On June 19, 2015, we through Business Loan, entered into certain joinder and assignment agreements with three new lenders to increase borrowing capacity under our Credit Facility by $30.0 million to $170.0 million. We incurred fees of approximately $0.6 million in connection with this expansion, which are being amortized through our Credit Facility’s revolving period end date of January 19, 2019.

On February 8, 2016 and August 18, 2016, we entered into Amendments No. 1 and 2 to our Credit Facility, respectively, each of which clarified various constraints on available borrowings.

The following tables summarize noteworthy information related to our Credit Facility (at cost) as of September 30, 2016 and 2015 and during the years ended September 30, 2016, 2015 and 2014.

	As of September 30,
	2016	2015
Commitment amount	$170,000	$170,000
Borrowings outstanding, at cost	71,300	127,300
Availability(A)	31,053	22,360

	Year Ended September 30,
	2016	2015	2014
Weighted average borrowings outstanding, at cost	$64,055	$92,488	$41,866
Weighted average interest rate(B)	4.5%	4.1%	6.3%
Commitment (unused) fees incurred	$539	$383	$959

(A)	Available borrowings are subject to various constraints imposed under our Credit Facility, based on the aggregate loan balance pledged by Business Loan, which varies as loans are added and repaid, regardless of whether such repayments are prepayments or made as contractually required.
(B)	Includes unused commitment fees and excludes the impact of deferred financing fees.

Our Credit Facility also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with KeyBank. KeyBank is also the trustee of the account and generally remits the collected funds to us once a month.

Our Credit Facility contains covenants that require Business Loan to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions), and restrict material changes to our credit and collection policies without the lenders’ consent. Our Credit Facility also generally limits distributions to our stockholders on a fiscal year basis to the sum of our net investment income, net capital gains and amounts deemed to have been paid during the prior year in accordance with Section 855(a) of the Code. Business Loan is also subject to certain limitations on the type of loan investments it can apply as collateral towards the borrowing base to receive additional borrowing availability under our Credit Facility, including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life and lien property. Our Credit Facility further requires Business Loan to comply with other financial and operational covenants, which obligate Business Loan to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum number of 20 obligors required in the borrowing base.

Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth (defined in our Credit Facility to include our mandatorily redeemable preferred stock) of $205.0 million plus 50.0% of all equity and subordinated debt raised after May 1, 2015 less 50% of any equity and subordinated debt retired or redeemed after May 1, 2015, which equates to $214.5 million as of September 30, 2016, (ii) asset coverage with respect to “senior securities representing indebtedness” of at least 200%, in accordance with Section 18 of the 1940 Act, and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code.

As of September 30, 2016, and as defined in the performance guaranty of our Credit Facility, we had a net worth of $260.7 million, asset coverage on our “senior securities representing indebtedness” of 462.3%, calculated in compliance with the requirements of Section 18 of the 1940 Act, and an active status as a BDC and RIC. In addition, we had 33 obligors in our Credit Facility’s borrowing base as of September 30, 2016. As of September 30, 2016, we were in compliance with all of our Credit Facility covenants.

Pursuant to the terms of our Credit Facility, on July 15, 2013, we, through Business Loan, entered into an interest rate cap agreement with KeyBank, effective July 9, 2013 which expired in January 2016. The interest rate cap was for a notional amount of $35.0 million that effectively limited the interest rate on a portion of our borrowings under our Credit Facility. The one month LIBOR cap was set at 5.0%. We incurred a premium fee of $62 in conjunction with this agreement, which is recorded in other assets on our accompanying Consolidated Statements of Assets and Liabilities as of September 30, 2015. As of September 30, 2015, the fair value of our interest rate cap agreement was $0.

Fair Value

We elected to apply the fair value option of ASC 825, “Financial Instruments,” specifically for our Credit Facility, which was consistent with our application of ASC 820 to our investments. Generally, the fair value of our Credit Facility is determined using a yield analysis which includes a DCF calculation and also takes into account the Valuation Team’s own assumptions, including, but not limited to, the estimated remaining life, counterparty credit risk, current market yield and interest rate spreads of similar securities as of the measurement date. At each of September 30, 2016 and 2015, the discount rate used to determine the fair value of our Credit Facility was 30-day LIBOR, plus 3.25% per annum, plus a 0.50% unused fee. Generally, an increase or decrease in the discount rate used in the DCF calculation may result in a corresponding increase or decrease, respectively, in the fair value of our Credit Facility. At each of September 30, 2016 and 2015, our Credit Facility was valued using Level 3 inputs and any changes in its fair value are recorded in net unrealized depreciation (appreciation) of other on our accompanying Consolidated Statements of Operations.

The following tables present our Credit Facility carried at fair value as of September 30, 2016 and 2015, on our accompanying Consolidated Statements of Assets and Liabilities for Level 3 of the hierarchy established by ASC 820 and the changes in fair value of our Credit Facility during the years ended September 30, 2016 and 2015:

	Total Recurring Fair Value Measurement Reported in Consolidated Statements of Assets and Liabilities Using Significant Unobservable Inputs (Level 3) As of September 30,
	2016	2015
Credit Facility	$71,300	$127,300

Fair Value Measurements Using Significant Unobservable Data Inputs (Level 3)

	Year Ended September 30,
	2016	2015
Fair value as of September 30, 2016 and 2015, respectively	$127,300	$38,013
Borrowings	103,000	147,500
Repayments	(159,000)	(56,900)
Net unrealized (depreciation) appreciation(A)	—	(1,313)

Fair Value as of September 30, 2016 and 2015, respectively	$71,300	$127,300

(A)	Included in net unrealized appreciation (depreciation) of other on our accompanying Consolidated Statements of Assets and Liabilities for the years ended September 30, 2016 and 2015.

The fair value of the collateral under our Credit Facility was approximately $282.0 million and $312.0 million in aggregate as of September 30, 2016 and 2015, respectively.

NOTE 6. MANDATORILY REDEEMABLE PREFERRED STOCK

Pursuant to our prior registration statement, in May 2014, we completed a public offering of approximately 2.4 million shares of 6.75% Series 2021 Term Preferred Stock, par value $0.001 per share (“Series 2021 Term Preferred Stock”), at a public offering price of $25.00 per share. Gross proceeds totaled $61.0 million and net proceeds, after deducting underwriting discounts, commissions and offering expenses borne by us, were approximately $58.5 million, a portion of which was used to voluntarily redeem all 1.5 million outstanding shares of our then existing 7.125% Series 2016 Term Preferred Stock, par value $0.001 per share and the remainder was used to repay a portion of outstanding borrowings under our Credit Facility. We incurred $2.5 million in total offering costs related to the issuance of our Series 2021 Term Preferred Stock, which are recorded as deferred financing fees on our accompanying Consolidated Statements of Assets and Liabilities and are being amortized over the period ending June 30, 2021, the mandatory redemption date.

The shares of our Series 2021 Term Preferred Stock are traded under the ticker symbol “GLADO” on the NASDAQ Global Select Market. Our Series 2021 Term Preferred Stock is not convertible into our common stock or any other security and provides for a fixed dividend equal to 6.75% per year, payable monthly (which equates in total to approximately $4.1 million per year). We are required to redeem all of the outstanding Series 2021 Term Preferred Stock on June 30, 2021 for cash at a redemption price equal to $25.00 per share plus an amount equal to all unpaid dividends and distributions on such share accumulated to (but excluding) the date of redemption (the “Redemption Price”). We may additionally be required to mandatorily redeem some or all of the shares of our Series 2021 Term Preferred Stock early, at the Redemption Price, in the event of the following: (1) upon the occurrence of certain events that would constitute a change in control, and (2) if we fail to maintain an asset coverage ratio of at least 200% on our “senior securities that are stock” (which is currently only our Series 2021 Term Preferred Stock) and the failure remains for a period of 30 days following the filing date of our next SEC quarterly or annual report. We may also voluntarily redeem all or a portion of the Series 2021 Term Preferred Stock at our option at the Redemption Price at any time on or after June 30, 2017.

The asset coverage on our “senior securities that are stock” as of September 30, 2016 was 249.5%, calculated in accordance with Section 18 of the 1940 Act. If we fail to redeem our Series 2021 Term Preferred Stock pursuant to the mandatory redemption required on June 30, 2021, or in any other circumstance in which we are required to mandatorily redeem our Series 2021 Term Preferred Stock, then the fixed dividend rate will increase by 4.0% for so long as such failure continues. As of September 30, 2016, we have not redeemed, nor have we been required to redeem, any shares of our outstanding Series 2021 Term Preferred Stock.

We paid the following monthly dividends on our Series 2021 Term Preferred Stock for the year ended September 30, 2016:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Series 2021 Term Preferred Share
2016	October 13, 2015	October 26, 2015	November 4, 2015	$0.1406250
	October 13, 2015	November 17, 2015	November 30, 2015	0.1406250
	October 13, 2015	December 18, 2015	December 31, 2015	0.1406250
	January 12, 2016	January 22, 2016	February 2, 2016	0.1406250
	January 12, 2016	February 18, 2016	February 29, 2016	0.1406250
	January 12, 2016	March 21, 2016	March 31, 2016	0.1406250
	April 12, 2016	April 22, 2016	May 2, 2016	0.1406250
	April 12, 2016	May 19, 2016	May 31, 2016	0.1406250
	April 12, 2016	June 17, 2016	June 30, 2016	0.1406250
	July 12, 2016	July 22, 2016	August 2, 2016	0.1406250
	July 12, 2016	August 22, 2016	August 31, 2016	0.1406250
	July 12, 2016	September 21, 2016	September 30, 2016	0.1406250

Fiscal Year Ended September 30, 2016:				$1.6875000

We paid the following monthly dividends on our Series 2021 Term Preferred Stock for the year ended September 30, 2015:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Series 2021 Term Preferred Share
2015	October 7, 2014	October 22, 2014	October 31, 2014	$0.1406250
	October 7, 2014	November 17, 2014	November 26, 2014	0.1406250
	October 7, 2014	December 19, 2014	December 31, 2014	0.1406250
	January 13, 2015	January 23, 2015	February 3, 2015	0.1406250
	January 13, 2015	February 18, 2015	February 27, 2015	0.1406250
	January 13, 2015	March 20, 2015	March 31, 2015	0.1406250
	April 14, 2015	April 24, 2015	May 5, 2015	0.1406250
	April 14, 2015	May 19, 2015	May 29, 2015	0.1406250
	April 14, 2015	June 19, 2015	June 30, 2015	0.1406250
	July 13, 2015	July 24, 2015	August 4, 2015	0.1406250
	July 13, 2015	August 20, 2015	August 31, 2015	0.1406250
	July 13, 2015	September 21, 2015	September 30, 2015	0.1406250

Fiscal Year Ended September 30, 2015:				$1.6875000

In accordance with ASC 480, “Distinguishing Liabilities from Equity,” mandatorily redeemable financial instruments should be classified as liabilities in the balance sheet and we have recorded our mandatorily redeemable preferred stock as a liability, at cost, as of September 30, 2016 and 2015. The related distribution payments to our mandatorily redeemable preferred stockholders are treated as dividend expense on our statement of operations as of the ex-dividend date. For disclosure purposes, the fair value, based on the last quoted closing price, for our Series 2021 Term Preferred Stock as of September 30, 2016 and September 30, 2015, was approximately $62.5 million and $62.4 million, respectively. We consider our mandatorily redeemable preferred stock to be a Level 1 liability within the ASC 820 hierarchy.

Aggregate preferred stockholder dividends declared and paid on our Series 2021 Term Preferred Stock for each of the years ended September 30, 2016 and 2015 were approximately $4.1 million. For federal income tax purposes, dividends paid by us to preferred stockholders generally constitute ordinary income to the extent of our current and accumulated earnings and profits.

NOTE 7. REGISTRATION STATEMENT, COMMON EQUITY OFFERINGS AND SHARE REPURCHASES

Registration Statement

We filed a universal shelf registration statement (our “Registration Statement”) on Form N-2 (File No. 333-208637) with the SEC on December 18, 2015, and subsequently filed Pre-Effective Amendment No. 1 on March 17, 2016 and Pre-Effective Amendment No. 2 on March 29, 2016, which the SEC declared effective on March 29, 2016. Our Registration Statement permits us to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common stock, preferred stock or debt securities. After the common stock offering in October 2016, we currently have the ability to issue up to $282.7 million in securities under the registration statement. See Note 15—Subsequent Events for further discussion of our common stock offering subsequent to fiscal year end.

Common Stock Offerings

Pursuant to our prior registration statement, on February 27, 2015, we entered into equity distribution agreements (commonly referred to as “at-the-market agreements” or the “Sales Agreements”) with KeyBanc Capital Markets Inc. and Cantor Fitzgerald & Co., each a “Sales Agent,” under which we may issue and sell, from time to time, through the Sales Agents, up to an aggregate offering price of $50.0 million shares of our common stock. During the year ended September 30, 2015, we sold an aggregate of 131,462 shares of our common stock under the Sales Agreements, for net proceeds, after deducting underwriting discounts and offering costs borne by us, of approximately $1.0 million. We did not sell any shares under the Sales Agreements during the year ended September 30, 2016.

Pursuant to our prior registration statement, on October 27, 2015, we completed a public offering of 2.0 million shares of our common stock at a public offering price of $8.55 per share, which was below our then current NAV per share. Gross proceeds totaled $17.1 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were approximately $16.0 million. In connection with the offering, in November 2015, the underwriters exercised their option to purchase an additional 300,000 shares at the public offering price to cover over-allotments, which resulted in gross proceeds of $2.6 million and net proceeds, after deducting underwriting discounts and offering expenses borne by us, were approximately $2.4 million.

See Note 15—Subsequent Events for further discussion of our common stock offering subsequent to fiscal year end.

Share Repurchases

In January 2016, our Board of Directors authorized a share repurchase program for up to an aggregate of $7.5 million of the Company’s common stock. The repurchases are intended to be implemented through open market transactions on U.S. exchanges or in privately negotiated transactions, in accordance with applicable securities laws, and any market purchases will be made during open trading window periods or pursuant to any applicable Rule 10b5-1 trading plans. The timing, prices, and amounts of repurchases will depend upon prevailing market prices, general economic and market conditions and other considerations. The repurchase program does not obligate us to acquire any particular number of shares of common stock. The termination date is the earlier of repurchasing the total authorized amount of $7.5 million or January 31, 2017. During the year ended September 30, 2016, we repurchased 87,200 shares of our common stock at an average share price of $6.53, resulting in gross purchases of $0.6 million.

NOTE 8. NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE

The following table sets forth the computation of basic and diluted net increase in net assets resulting from operations per weighted average common share for the years ended September 30, 2016, 2015 and 2014:

	Year Ended September 30,
	2016	2015	2014
Numerator for basic and diluted net increase in net assets resulting from operations per weighted average common share	$11,367	$8,484	$11,233
Denominator for basic and diluted weighted average common shares	23,200,642	21,066,844	21,000,160

Basic and Diluted Net Increase in Net Assets Resulting from Operations per Weighted Average Common Share	$0.49	$0.40	$0.53

NOTE 9. DISTRIBUTIONS TO COMMON STOCKHOLDERS

To qualify to be taxed as a RIC, we are required to distribute to our stockholders 90.0% of our investment company taxable income. The amount to be paid out as distributions to our stockholders is determined by our Board of Directors quarterly and is based on management’s estimate of the fiscal year earnings. Based on that estimate, our Board of Directors declares three monthly distributions each quarter.

The federal income tax characteristics of all distributions will be reported to stockholders on the Internal Revenue Service Form 1099 at the end of each calendar year. For the nine months ended September 30, 2016, approximately 100.0% of our common distributions were deemed to be paid from ordinary income. For the twelve months ended December 31, 2015, approximately 100.0% of our common distributions were deemed to be paid from ordinary income for Form 1099 reporting purposes. For the nine months ended September 30, 2014, approximately 100.0% of our common distributions were deemed to be paid from a return of capital. For the quarter ended December 31, 2014, approximately 100.0% of our common distributions were deemed to be paid from ordinary income, with none deemed to be from a return of capital for Form 1099 reporting purposes. The return of capital in the 2014 calendar year resulted primarily from GAAP realized losses being recognized as ordinary losses for federal income tax purposes.

We paid the following monthly distributions to common stockholders for the fiscal years ended September 30, 2016 and 2015:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Common Share
2016	October 13, 2015	October 26, 2015	November 4, 2015	$0.07
	October 13, 2015	November 17, 2015	November 30, 2015	0.07
	October 13, 2015	December 18, 2015	December 31, 2015	0.07
	January 12, 2016	January 22, 2016	February 2, 2016	0.07
	January 12, 2016	February 18, 2016	February 29, 2016	0.07
	January 12, 2016	March 21, 2016	March 31, 2016	0.07
	April 12, 2016	April 22, 2016	May 2, 2016	0.07
	April 12, 2016	May 19, 2016	May 31, 2016	0.07
	April 12, 2016	June 17, 2016	June 30, 2016	0.07
	July 12, 2016	July 22, 2016	August 2, 2016	0.07
	July 12, 2016	August 22, 2016	August 31, 2016	0.07
	July 12, 2016	September 21, 2016	September 30, 2016	0.07

Fiscal Year 2016 Total:				$0.84

2015	October 7, 2014	October 22, 2014	October 31, 2014	$0.07
	October 7, 2014	November 17, 2014	November 26, 2014	0.07
	October 7, 2014	December 19, 2014	December 31, 2014	0.07
	January 13, 2015	January 23, 2015	February 3, 2015	0.07
	January 13, 2015	February 18, 2015	February 27, 2015	0.07
	January 13, 2015	March 20, 2015	March 31, 2015	0.07
	April 14, 2015	April 24, 2015	May 5, 2015	0.07
	April 14, 2015	May 19, 2015	May 29, 2015	0.07
	April 14, 2015	June 19, 2015	June 30, 2015	0.07
	July 13, 2015	July 24, 2015	August 4, 2015	0.07
	July 13, 2015	August 20, 2015	August 31, 2015	0.07
	July 13, 2015	September 21, 2015	September 30, 2015	0.07

Fiscal Year 2015 Total:				$0.84

Aggregate distributions declared and paid to our common stockholders were approximately $19.5 million and $17.7 million for the years ended September 30, 2016 and 2015, and were declared based on estimates of investment company taxable income for the respective fiscal years. For the year ended September 30, 2016, our current and accumulated earnings and profits (after taking into account mandatorily redeemable preferred stock dividends) exceeded distributions declared and paid, and, in accordance with Section 855(a) of the Code, we elected to treat $5.5 million of the first common distributions paid in fiscal year 2017 as having been paid in the respective prior year. For the year ended September 30, 2015, our current and accumulated earnings and profits (after taking into account mandatorily redeemable preferred stock dividends) exceeded distributions declared and paid, and, in accordance with Section 855(a) of the Code, we elected to treat $1.7 million of the first common distributions paid in fiscal year 2016 as having been paid in the respective prior year. For the year ended September 30, 2014, common stockholder distributions to be declared and paid exceeded our current and accumulated earnings and profits (after taking into account mandatorily redeemable preferred stock dividends), which resulted in an estimated partial return of capital of approximately $15.2 million. The returns of capital primarily resulted from GAAP realized losses being recognized as ordinary losses for federal income tax purposes.

The components of our net assets on a tax basis were as follows:

	Year Ended September 30,
	2016	2015
Common stock	$23	$21
Capital in excess of par value	327,678	307,862
Cumulative net unrealized depreciation of investments	(59,687)	(44,736)
Cumulative net unrealized appreciation of other	—	(61)
Undistributed Ordinary Income	5,521	—
Capital loss carryforward	(63,259)	(34,650)
Post-October tax loss deferral	(2,257)	(35,754)
Other temporary differences	(6,812)	(1,238)

Net Assets	$201,207	$191,444

We intend to retain some or all of our realized capital gains first to the extent we have available capital loss carryforwards and second, through treating the retained amount as a “deemed distribution.” As of September 30, 2016, we had $26.4 million and $0.9 million of capital loss carryforwards that expire in 2017 and 2018, respectively. Additionally, as of September 30, 2016, we had $38.0 million of capital loss carryforwards that do not expire.

For the years ended September 30, 2016 and 2015, we recorded the following adjustments for book-tax differences to reflect tax character. Results of operations, total net assets and cash flows were affected by these adjustments.

	Year Ended September 30,
	2016	2015
Undistributed net investment income	$5,818	$387
Accumulated net realized losses	(7,754)	(387)
Capital in excess of par value	1,936	—

NOTE 10. FEDERAL AND STATE INCOME TAXES

We intend to continue to maintain our qualifications as a RIC for federal income tax purposes. As a RIC, we are not subject to federal income tax on the portion of our taxable income and gains that we distribute to stockholders. To maintain our qualification as a RIC, we must meet certain source-of-income and asset diversification requirements. In addition, to qualify to be taxed as a RIC, we must also meet certain annual stockholder distribution requirements. To satisfy the RIC annual distribution requirement, we must distribute to stockholders at least 90.0% of our investment company taxable income. Our policy generally is to make distributions to our stockholders in an amount up to 100.0% of our investment company taxable income. Because we have distributed more than 90.0% of our investment company taxable income, no income tax provisions have been recorded for the years ended September 30, 2016, 2015 and 2014.

In an effort to limit certain federal excise taxes imposed on RICs, we generally distribute during each calendar year, an amount at least equal to the sum of (1) 98.0% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. No excise tax provisions have been recorded for the years ended September 30, 2016, 2015 and 2014.

Under the RIC Modernization Act (the “RIC Act”), we are permitted to carry forward capital losses incurred in taxable years beginning after September 30, 2011, for an unlimited period. However, any losses incurred during post-enactment taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under the Treasury regulations applicable to pre-enactment capital losses.

NOTE 11. COMMITMENTS AND CONTINGENCIES

Legal Proceedings

We are party to certain legal proceedings incidental to the normal course of our business, including the enforcement of our rights under contracts with our portfolio companies. We are required to establish reserves for litigation matters where those matters present loss contingencies that are both probable and estimable. When loss contingencies are not both probable and estimable, we do not establish reserves. Based on current knowledge, we do not believe that loss contingencies, if any, arising from pending investigations, litigation or regulatory matters will have a material adverse effect on our financial condition, results of operation or cash flows. Additionally, based on our current knowledge, we do not believe such loss contingencies are both probable and estimable and therefore, as of September 30, 2016 and 2015, we have not established reserves for such loss contingencies.

Escrow Holdbacks

From time to time, we will enter into arrangements as it relates to exits of certain investments whereby specific amounts of the proceeds are held in escrow in order to be used to satisfy potential obligations as stipulated in the sales agreements. We record escrow amounts in restricted cash and cash equivalents on our accompanying Consolidated Statements of Assets and Liabilities. We establish a reserve against the escrow amounts if we determine that it is probable and estimable that a portion of the escrow amounts will not be ultimately received at the end of the escrow period. There were no aggregate reserves recorded against the escrow amounts as of September 30, 2016 and 2015.

Financial Commitments and Obligations

We have lines of credit, a delayed draw term loan, and an uncalled capital commitment with certain of our portfolio companies that have not been fully drawn. Since these commitments have expiration dates and we expect many will never be fully drawn, the total commitment amounts do not necessarily represent future cash requirements. We estimate the fair value of the combined unused lines of credit, the unused delayed draw term loan and the uncalled capital commitment as of September 30, 2016 and September 30, 2015 to be immaterial.

The following table summarizes the amounts of our unused lines of credit and delayed draw term loan and uncalled capital commitment, at cost, as of September 30, 2016 and September 30, 2015, which are not reflected as liabilities in the accompanying Consolidated Statements of Assets and Liabilities:

	As of September 30,
	2016	2015
Unused line of credit commitments	$6,397	$14,655
Delayed draw term loan	1,300	—
Uncalled capital commitment	2,004	2,214

Total	$9,701	$16,869

NOTE 12. FINANCIAL HIGHLIGHTS

	As of and for the Year Ended September 30,
	2016	2015	2014	2013	2012
Per Common Share Data:
Net asset value at beginning of year(A)	$9.06	$9.51	$9.81	$8.98	$10.16
Income from operations(B)
Net investment income	0.84	0.84	0.87	0.88	0.91
Net realized gain (loss) on investments and other	0.31	(1.62)	(0.58)	(0.25)	(0.61)
Net unrealized appreciation (depreciation) of investments	(0.66)	1.12	0.35	0.74	(0.53)
Realized loss on extinguishment of debt	—	—	(0.06)	—	—
Net unrealized depreciation (appreciation) of other	—	0.06	(0.05)	0.16	(0.15)

Total from operations	0.49	0.40	0.53	1.53	(0.38)

Distributions to common stockholders from(B)(C)
Ordinary income	(0.70)	(0.84)	(0.12)	(0.78)	(0.77)
Realized gains	(0.14)	—	—	—	—
Return of capital	—	—	(0.72)	(0.06)	(0.07)

Total distributions	(0.84)	(0.84)	(0.84)	(0.84)	(0.84)

Capital share transactions(B)
Issuance of common stock	—	0.06	—	—	—
Offering costs for issuance of common stock	(0.05)	(0.01)	—	—	—
Repurchase of common stock	0.02
Repayment of principal on employee notes	—	—	—	0.14	0.02
Dilutive effect of common stock issuance(D)	(0.05)	(0.06)	—	—	—

Total capital share transactions	(0.08)	(0.01)	—	0.14	0.02

Other, net(B)(E)	(0.01)	—	0.01	—	0.02

Net asset value at end of year(A)	$8.62	$9.06	$9.51	$9.81	$8.98

	As of and for the Year Ended September 30,
	2016	2015	2014	2013	2012
Per common share market value at beginning of year	$8.13	$8.77	$8.73	$8.75	$6.86
Per common share market value at end of year	8.13	8.13	8.77	8.73	8.75
Total return(F)	11.68%	2.40%	9.62%	9.90%	41.39%
Common stock outstanding at end of year(A)	23,344,422	21,131,622	21,000,160	21,000,160	21,000,160

Statement of Assets and Liabilities Data:
Net assets at end of year	$201,207	$191,444	$199,660	$205,992	$188,564
Average net assets(G)	193,228	198,864	201,009	189,599	201,012
Senior securities Data:
Borrowings under Credit Facility, at cost	$71,300	$127,300	$36,700	$46,900	$58,800
Mandatorily redeemable preferred stock	61,000	61,000	61,000	38,497	38,497
Ratios/Supplemental Data:
Ratio of net expenses to average net assets(H)(I)	10.16	10.24	9.06	9.37	10.59
Ratio of net investment income to average net assets(J)	10.08	8.90	9.14	9.70	9.47

(A)	Based on actual shares outstanding at the end of the corresponding fiscal year.
(B)	Based on weighted average basic per share data.
(C)	The tax character of distributions are determined based on taxable income calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP.
(D)	During the fiscal quarter ended December 31, 2015, the dilution was a result of issuing 2.3 million shares of common stock in an overnight offering at a public offering price of $8.55 per share, which was below the then current NAV of $9.06 per share.
(E)	Represents the impact of the different share amounts (weighted average shares outstanding during the fiscal year and shares outstanding at the end of the fiscal year) in the per share data calculations and rounding impacts.
(F)	Total return equals the change in the ending market value of our common stock from the beginning of the fiscal year, taking into account distributions reinvested in accordance with the terms of our dividend reinvestment plan. Total return does not take into account distributions that may be characterized as a return of capital. For further information on the estimated character of our distributions to common stockholders, please refer to Note 9— Distributions to Common Stockholders.
(G)	Computed using the average of the balance of net assets at the end of each month of the fiscal year.
(H)	Ratio of net expenses to average net assets is computed using total expenses, net of credits from the Adviser, to the base management, loan servicing and incentive fees.
(I)	Had we not received any voluntary, unconditional and irrevocable credits of the incentive fee due to the Adviser, the ratio of net expenses to average net assets would have been 10.90%, 10.93%, 9.65%, 9.91%, and 10.72% for the fiscal years ended September 30, 2016, 2015, 2014, 2013 and 2012, respectively.
(J)	Had we not received any voluntary, unconditional and irrevocable credits of the incentive fee due to the Adviser, the ratio of net investment income to average net assets would have been 9.35%, 8.22%, 8.55%, 9.17%, and 9.13% for the fiscal years ended September 30, 2016, 2015, 2014, 2013 and 2012, respectively.

NOTE 13. SELECTED QUARTERLY DATA (UNAUDITED)

	Year Ended September 30, 2016
	Quarter Ended December 31, 2015	Quarter Ended March 31, 2016	Quarter Ended June 30, 2016	Quarter Ended September 30, 2016
Total investment income	$10,060	$9,456	$9,844	$9,750
Net investment income	4,759	4,917	4,907	4,905
Net increase (decrease) in net assets resulting from operations	(8,704)	(6,139)	5,516	20,697
Net Increase (Decrease) in Net Assets Resulting From Operations per Weighted Average Common Share (Basic and Diluted)	$(0.38)	$(0.26)	$0.24	$0.89

	Year Ended September 30, 2015
	Quarter Ended December 31, 2014	Quarter Ended March 31, 2015	Quarter Ended June 30, 2015	Quarter Ended September 30, 2015
Total investment income	$8,726	$9,223	$9,935	$10,174
Net investment income	3,691	3,693	4,836	5,480
Net increase (decrease) in net assets resulting from operations	331	9,542	3,307	(4,696)
Net Increase (Decrease) in Net Assets Resulting From Operations per Weighted Average Common Share (Basic and Diluted)	$0.02	$0.45	$0.16	$(0.22)

NOTE 14. UNCONSOLIDATED SIGNIFICANT SUBSIDIARIES

In accordance with the SEC’s Regulation S-X, we do not consolidate portfolio company investments. Further, in accordance with ASC 946, we are precluded from consolidating any entity other than another investment company, except that ASC 946 provides for the consolidation of a controlled operating company that provides substantially all of its services to the investment company or its consolidated subsidiaries. We had certain unconsolidated subsidiaries which met at least one of the significance conditions under Rule 1-02(w) of the SEC’s Regulation S-X during at least one of the years ended September 30, 2016, 2015 and 2014. Accordingly, pursuant to Rule 4-08 of Regulation S-X, summarized, comparative financial information is presented below for our unconsolidated significant subsidiaries as of September 30, 2016 and 2015 and for the years ended September 30, 2016, 2015 and 2014.

		As of September 30,			For the Year Ended September 30,
Portfolio Company	Balance Sheet	2016	2015	Income Statement	2016	2015	2014
Defiance Integrated Technologies, Inc.	Current assets	$5,527	$7,006	Net sales	$23,427	$28,345	$28,565
	Noncurrent assets	12,460	12,782	Gross profit	3,338	5,049	6,589
	Current liabilities	2,158	2,282	Net (loss) income	106	(447)	2,040
	Noncurrent liabilities	8,697	10,854

GFRC Holdings LLC	Current assets	3,116	2,177	Net sales	5,206	6,387	10,452
	Noncurrent assets	1,520	641	Gross profit (loss)	935	(370)	1,488
	Current liabilities	1,612	4,241	Net loss	(446)	(12,839)	(1,413)
	Noncurrent liabilities	1,969	13,741

		As of September 30,			For the Year Ended September 30,
Portfolio Company	Balance Sheet	2016	2015	Income Statement	2016	2015	2014

Midwest Metal Distribution, Inc.(A)	Current assets	—	—	Net sales	—	17,148	102,485
	Noncurrent assets	—	—	Gross profit	—	1,888	12,495
	Current liabilities	—	—	Net loss	—	(1,181)	(1,250)
	Noncurrent liabilities	—	—		—

RBC Acquisition Corp.	Current assets	7,943	6,154	Net sales	15,254	10,585	13,060
	Noncurrent assets	14,388	17,903	Gross profit	4,655	(564)	1,897
	Current liabilities	1,891	5,927	Net loss	(191)	(7,370)	(5,351)
	Noncurrent liabilities	6,000	27,845

Sunshine Media Group, Inc.	Current assets	2,164	3,413	Net sales	14,514	16,083	15,707
	Noncurrent assets	1,096	1,308	Gross profit	5,774	7,286	7,523
	Current liabilities	8,460	8,311	Net loss	(1,701)	(1,406)	(439)
	Noncurrent liabilities	29,020	29,137

(A)	Investment exited in December 2014 and is no longer in our portfolio as of September 30, 2016 and 2015. The financial information presented for the income statement for the year ended September 30, 2015 is from October 1, 2014 through November 30, 2014.

Defiance Integrated Technologies, Inc. (“Defiance”) was incorporated in Delaware on May 22, 2009 and is headquartered in Defiance, Ohio. Defiance is a leading manufacturer of axle nut and washer systems for the heavy (Class 8) truck industry in North America and also provides a wheel bearing retainer nut, used primarily on light trucks, and brake cable tension limiters.

GFRC was incorporated in Texas on August 27, 2007 and is headquartered in Garland, Texas. GFRC designs, engineers, fabricates and delivers glass fiber reinforced concrete panels for commercial construction.

Midwest Metal was incorporated in Delaware, on May 18, 2010 and is a distributor and processor of custom cut aluminum and stainless steel sheet plate and bar products. Midwest Metal is headquartered in Midwest Metal, Ohio.

RBC Acquisition Corp. (“RBC”) was incorporated in Delaware on March 7, 2013 and is a Food and Drug Administration inspected developer manufacturer of active pharmaceutical ingredients. RBC is headquartered in St Louis, Missouri.

Sunshine Media Group, Inc. (“Sunshine”) was incorporated in Delaware on December 20, 2000 and is headquartered in Chattanooga, Tennessee. Sunshine is a fully integrated publishing, media and marketing services company that provides custom media and branded content solutions across multiple platforms, with an emphasis on healthcare and financial services.

NOTE 15. SUBSEQUENT EVENTS

Common Stock Offering

In October 2016, we completed a public offering of 2.0 million shares of our common stock. In November 2016, the underwriters partially exercised their overallotment option to purchase an additional 173,444 shares of our common stock. Gross proceeds totaled $17.3 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were approximately $16.4 million.

Distributions

On October 11, 2016, our Board of Directors declared the following monthly cash distributions to common and preferred stockholders:

Record Date	Payment Date	Distribution per Common Share	Distribution per Series 2021 Term Preferred Share
October 21, 2016	October 31, 2016	$0.07	$0.140625
November 17, 2016	November 30, 2016	0.07	0.140625
December 20, 2016	December 30, 2016	0.07	0.140625

Total for the Quarter		$0.21	$0.421875

Portfolio Activity

In October 2016, RP Crown Parent paid off at par for proceeds of $2.0 million.

In November 2016, we completed the sale of RBC Acquisition Corp. for net proceeds of approximately $37 million, which resulted in a realized loss of approximately $2 million. In connection with the sale, we received success fee income of $1.1 million.

In November 2016, we invested $5.2 million in Sea Link International through secured second lien debt and equity.

SCHEDULE 12-14

GLADSTONE CAPITAL CORPORATION

INVESTMENTS IN AND ADVANCES TO AFFILIATES

(AMOUNTS IN THOUSANDS)

Name of Issuer(A)	Title of Issue or Nature of Indebtedness(B)	Amount of Interest, Dividends, and Other Income(C)	Value as of September 30, 2015	Gross Additions(D)	Gross Reductions(E)	Value as of September 30, 2016
CONTROL INVESTMENTS:

Defiance Integrated Technologies, Inc.	Secured Second Lien Debt	$1,540	$6,384	$—	$(159)	$6,225
	Common Stock	—	6,586	580	(3,185)	3,981

		1,540	12,970	580	(3,344)	10,206

Lindmark Acquisition, LLC	Secured First Lien Debt(G)	—	—	—	—	—
	Success Fee on Secured Second Lien Debt(G)	125	20	—	(20)	—
	Common Stock(G)	—	—	—	—	—

		125	20	—	(20)	—

PIC 360, LLC	Secured Second Lien Debt(H)	—	—	4,000	—	4,000
	Common Stock Warrants(H)	—	—	1	—	1

		—	—	4,001	—	4,001

Sunshine Media Holdings	Secured First Lien Line of Credit	109	1,396	—	(68)	1,328
	Secured First Lien Debt	407	2,379	—	(991)	1,388
	Secured First Lien Debt(F)	—	5,686	—	(2,369)	3,317
	Secured First Lien Debt(F)	—	—	—	—	—
	Preferred Stock	—	—	—	—	—
	Common Stock	—	—	—	—	—
	Common Stock Warrants	—	—	—	—	—

		516	9,461	—	(3,428)	6,033

TOTAL CONTROL INVESTMENTS		$2,181	$22,451	$4,581	$(6,792)	$20,240

AFFILIATE INVESTMENTS:

Ashland Acquisition, LLC	Secured First Lien Line of Credit (G)	$926	$—	$—	$—	$—
	Secured First Lien Debt(G)	8	7,017	—	(7,017)	—
	Preferred Equity Units(G)	—	574	—	(574)	—
	Common Equity Units(G)	—	238	—	(238)	—

		934	7,829	—	(7,829)	—

Edge Adhesives Holdings, Inc.	Secured First Lien Line of Credit(H)	—	—	—	—	—
	Secured First Lien Debt	788	6,123	—	(47)	6,076
	Secured First Lien Debt	224	1,582	—	(6)	1,576
	Secured First Lien Debt(H)	—	—	—	—	—
	Preferred Stock	—	—	—	—	—

		1,012	7,705	—	(53)	7,652

FedCap Partners, LLC	Class A Membership Units	—	1,647	—	(382)	1,265

Lignetics, Inc.	Secured Second Lien Debt	732	5,940	—	(90)	5,850
	Secured Second Lien Debt(I)	976	7,920	—	(120)	7,800
	Common Stock	—	2,211	—	(1,040)	1,171

		1,708	16,071	—	(1,250)	14,821

Name of Issuer(A)	Title of Issue or Nature of Indebtedness(B)	Amount of Interest, Dividends, and Other Income(C)	Value as of September 30, 2015	Gross Additions(D)	Gross Reductions(E)	Value as of September 30, 2016
AFFILIATE INVESTMENTS (Continued):
LWO Acquisitions Company, LLC	Secured First Lien Line of Credit(I)	176	1,049	1,421	(493)	1,977
	Secured First Lien Debt(I)	1,186	10,566	144	(2,132)	8,578
	Common Stock(I)	—	545	—	(545)	—

		1,362	12,160	1,565	(3,170)	10,555
RBC Acquisition Corp.	Secured First Lien Line of Credit	$599	$—	$7,219	$—	$7,219
	Secured First Lien Mortgage Note	927	4,000	629	—	4,629
	Secured First Lien Debt	1,608	9,746	4,836	—	14,582
	Secured Second Lien Debt	214	6,871	833		7,704
	Preferred Stock	—	—	3,211	—	3,211
	Common Stock	—	—	—	—	—

		3,348	20,617	16,728		37,345
Targus Cayman HoldCo Limited	Secured First Lien Debt	204	—	2,279	—	2,279
	Common Stock	—	—	1,556	—	1,556

		204	—	3,835	—	3,835

TOTAL AFFILIATE INVESTMENTS		$8,568	$66,029	$22,128	$(12,684)	$75,473

(A)	Certain of the listed securities are issued by affiliates(s) of the indicated portfolio company.
(B)	Common stock, warrants, options, membership units and, in some cases, preferred stock are generally non-income producing and restricted. The principal amount of debt and the number of shares of common and preferred stock and number of membership units are shown in our accompanying Consolidated Schedules of Investments as of September 30, 2016 and 2015.
(C)	Represents the total amount of interest, dividends and other income credited to investment income for the portion of the fiscal year an investment was a control or affiliate investment, as appropriate.
(D)	Gross additions include increases in investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and fees. Gross additions also include net increases in unrealized appreciation or decreases in unrealized depreciation.
(E)	Gross reductions include decreases in investments resulting from principal collections related to investment repayments or sales, the amortization of premiums and acquisition costs. Gross reductions also include net increases in unrealized depreciation or decreases in unrealized appreciation.
(F)	Debt security was on non-accrual status as of (or during the year ended) September 30, 2016, and, therefore, was considered non-income producing for a period of time during the fiscal year ended September 30, 2016.
(G)	We exited this investment during the year ended September 30, 2016.
(H)	New investment during the year ended September 30, 2016.
**	Information related to the amount of equity in the net profit and loss for the year for the investments listed has not been included in this schedule. This information is not considered to be meaningful due to the complex capital structures of the portfolio companies, with different classes of equity securities outstanding with different preferences in liquidation. These investments are not consolidated, nor are they accounted for under the equity method of accounting.

            Shares

    % SERIES 2024 TERM PREFERRED STOCK

PRELIMINARY PROSPECTUS SUPPLEMENT

Janney Montgomery Scott	Ladenburg Thalmann

FBR

a B. Riley Financial Company

BB&T Capital Markets	J.J.B. Hilliard, W.L. Lyons, LLC	Wedbush Securities	William Blair

                    , 2017